[*] Indicates that certain information in this exhibit has been excluded because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Execution Version

TRUST INDENTURE
dated as of May 17, 2021
among
WILLIS ENGINE STRUCTURED TRUST VI,
as the Issuer
U.S. BANK NATIONAL ASSOCIATION,
as the Operating Bank and Trustee
WILLIS LEASE FINANCE CORPORATION,
as the Administrative Agent
and
BANK OF AMERICA, N.A.,
as the Initial Liquidity Facility Provider

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Schedules
Schedule 1    –    Initial Assets
Schedule 2    –    Issuer Subsidiaries
Schedule 3    –    Asset Subsidiaries
Schedule 4    –    Asset Trust Agreements
Schedule 5    –    Scheduled Series Percentage
Schedule 6    –    Maintenance Reduction Amount

Exhibits
Exhibit A-1    –    Form of Series A Note
Exhibit A-2    –    Form of Series B Note
Exhibit A-3    –    Form of Series C Note
Exhibit B    –    Concentration Limits
Exhibit C    –    Insurance Provisions
Exhibit D-1    –    Form of Series B Purchase Option Notice
Exhibit D-2    –    Form of Series C Purchase Option Notice
Exhibit D-3    –    Form of Certificate Holder Purchase Option Notice
Exhibit E-1    –    Form of Monthly Report to Each Holder
Exhibit E-2    –    Annual Report to Each Holder
Exhibit F    –    Form of Certificate of Transfer
Exhibit G    –    Core Lease Provisions
Exhibit H    –    Form of Compliance Certificate

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Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
This TRUST INDENTURE, dated as of May 17, 2021 (this “Indenture”), is made among WILLIS ENGINE STRUCTURED TRUST VI (the “Issuer”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as the Trustee and Operating Bank, WILLIS LEASE FINANCE CORPORATION, in its capacity as Administrative Agent, and BANK OF AMERICA, N.A., a national banking association (“BOA”), as the Initial Liquidity Facility Provider.
For the consideration set forth herein and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS

Section 1.01    Definitions. For purposes of this Indenture, the following terms have the meanings indicated below:
“Accelerated” has a meaning correlative to the meaning of Acceleration.
“Acceleration” means, with respect to the principal, interest and other amounts payable in respect of the Notes, such amounts becoming immediately due and payable by declaration or otherwise.
“Acceleration Default” means any Event of Default of the type described in Section 4.01(e) or 4.01(f).
“Account” means any or, in its plural form, all of the accounts established pursuant to Section 3.01 and any ledger accounts and ledger subaccounts maintained therein in accordance with this Indenture.
“Acquisition Agreement” means the Asset Purchase Agreement and any acquisition agreement pursuant to which one or more Replacement Assets (or related Asset Interests) are acquired.
“Acquisition Balance Redemption” has the meaning given to such term in Section 3.11(a).
“Act” has, with respect to any Holder, the meaning given to such term in Section 1.04(a).
“Additional Advances” means the proceeds of the issuance of Additional Certificates.
“Additional Certificates” means any Beneficial Interest Certificates issued pursuant to the Trust Agreement, the proceeds of which are used, in substantial part, to fund (a) the cost of Discretionary Asset Modifications, other Asset modifications (including cargo conversions in

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respect of an Asset that is an Airframe) and maintenance on an Asset; (b) an increase in the amount on deposit in the Asset Disposition Contribution Account, (c) the Redemption of a Series of Notes in accordance with Section 3.11, or (d) additional amounts to be included in the Net Sale Proceeds in respect of any Asset Disposition.
“Additional Lease” means, with respect to each Asset other than an Initial Asset, each lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with respect to such Asset on the Delivery Date therefor, provided that if, under any sub-leasing arrangement with respect to an Asset (other than an Initial Asset), the lessor agrees to receive payments or collateral directly from, or is to make payments directly to, the sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Additional Lease”, and the sub-lessee shall constitute the related “Lessee” with respect to such Asset, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.
“Additional Maintenance Reserve Amount” has the meaning given to such term in Section 5.03(g).
“Additional Prepayment Amount” means, with respect to any Series of Notes as of any Payment Date, the sum of:
(a)     the Additional Prepayment Amount on the immediately preceding Payment Date (or, on the first Payment Date, zero) plus
(b)     all Rapid Amortization Amounts applied to such Series on the immediately preceding Payment Date plus
(c)     if the Disposition Date for an Asset (other than a Part-Out Asset) occurred during the related Collection Period or the Part-Out Sale Completion Date for a Part-Out Asset occurred during the related Collection Period (excluding an Exempted Disposition of an Asset or a Part-Out Asset), the greater of (i) zero and (ii) (A) the Disposition Paydown Amount for such Asset and such Series (minus, for any Part-Out Asset, any amounts previously applied to the Additional Prepayment Amount for such Part-Out Asset pursuant to clause (d)) plus (B) any Excess Proceeds Applied Amounts for such Asset and such Series on the immediately preceding Payment Date minus (C) (1) the Allocable Notional Series Amount for such Asset and such Series on the immediately preceding Payment Date multiplied by (2) the Scheduled Series Percentage for such Asset and such Series on the immediately preceding Payment Date plus
(d)     if Net Sale Proceeds are received from a Part-Out Asset (excluding an Exempted Disposition) during the related Collection Period but the Part-Out Sale Completion Date has not yet occurred for such Part-Out Asset, (i) the lesser of (A) the amount of Net Sale Proceeds received during the related Collection Period for such Part-Out Asset and (B) the Disposition Paydown Amount for such Asset (minus the aggregate amount of Net Sale Proceeds received during any prior Collection Period for such Part-Out Asset) minus (ii) the Allocable Notional Series Amount for such Part-Out Asset and such Series as of the Designated Payment Date

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multiplied by the difference between (A) the Scheduled Series Percentage for such Series and such Asset on the Designated Payment Date and (B) the Scheduled Series Percentage for such Series and such Asset on such Payment Date plus
(e)     all Cash Trap Principal Payments applied to such Series on the immediately preceding Payment Date.
“Additional Security Deposit Reserve Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the Target Security Deposit Amount as of such Payment Date over (b) the Balance of the Security Deposit Account as of such Payment Date (determined after giving effect to all other deposits to, and withdrawals from, the Security Deposit Account to be made on such Payment Date).
“Additional Series C Reserve Amount” has the meaning given to such term in Section 3.01(q).

“Additional Unowned Assets Reserve Amount” has the meaning given to such term in Section 3.02(u).
“Adjusted Base Value” means, with respect to any Asset on any Calculation Date or any other date (such date of determination, for the purposes only of this definition, the “Appraisal Date”), the average of the Maintenance Adjusted Base Values of such Asset as determined by the most recent appraisals of such Asset provided pursuant to Section 5.02(u); provided that, unless the Adjusted Base Value of such Asset is being calculated in order to determine the Allocable Debt Balance or an Allocable Series Amount in connection with the Asset Disposition of such Asset, the “Adjusted Base Value” of any Asset which has been sold, transferred or otherwise disposed of on or prior to such Appraisal Date for which the Net Sale Proceeds thereof are retained in the Asset Replacement Account or a Qualified Escrow Account as of such Appraisal Date shall be deemed to equal the amount of such Net Sale Proceeds so retained (including, without duplication, any Asset Disposition Accrual Amounts on deposit in the Asset Disposition Contribution Account relating to such Asset and any Additional Advances applied or to be applied to such Net Sale Proceeds); provided further that the Adjusted Base Value of an Asset that is an Airframe will be calculated as (a) the average of the Maintenance Adjusted Base Values of the aircraft constituted by such Airframe and its associated Aircraft Engines minus (b) the average of the aggregate Maintenance Adjusted Base Values of such Aircraft Engines referred to in clause (a).
“Adjusted Portfolio Value” means, in respect of any date, the sum of the Adjusted Base Value of each Asset on such date. For purposes of calculating the Adjusted Portfolio Value, an Asset to be delivered during the period prior to the Delivery Expiry Date pursuant to the Asset Purchase Agreement shall be deemed to be an Asset from the Initial Closing Date, adjusted from time to time in respect of any Substitute Assets therefor.

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“Administrative Agency Agreement” means the Administrative Agency Agreement dated as of the Initial Closing Date among the Administrative Agent, the Issuer, the Issuer Subsidiaries party thereto, the Security Trustee and the Trustee.
“Administrative Agent” means the Person acting, at the time of determination, in the capacity as the administrative agent of the Issuer Group Members under the Administrative Agency Agreement or any replacement agreement therefor. The initial Administrative Agent is Willis Lease.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affected Notes” has the meaning given to such term in Section 3.11(b)(i).
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such Person or is a director or officer of such Person; “control” of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Stock, by contract or otherwise.
“Aggregate Half-Life Base Value” means, in respect of any date, the sum of the Base Values of each Asset on such date.
“Aggregate Initial Appraised Value” means the sum of the Initial Appraised Values of the Initial Assets.
“Aggregate Maintenance Adjusted Base Value” means, in respect of any date, the sum of the Adjusted Base Value of each Asset on such date; provided, that if the Lease for any Asset contains return conditions that specify a remaining life threshold for such Asset that is higher than the then current maintenance status used in determining the Adjusted Base Value of such Asset, then solely for purposes of calculating the Aggregate Maintenance Adjusted Base Value, the Adjusted Base Value of such Asset will be adjusted upward to reflect the condition in which the Asset must be returned at the end of such Lease.
“Aggregate Maintenance Ratio Amount” means, on any date where the ratio of the Aggregate Maintenance Adjusted Base Value to the Aggregate Half-Life Base Value is less than 0.9, an amount equal to (a) the product of (x) the Aggregate Half-Life Base Value multiplied by (y) 0.9 minus (b) the Aggregate Maintenance Adjusted Base Value.
“Agreed Currency” has the meaning given to such term in Section 12.07(a).
“Agreed Value Payment” means a payment to be made by or on behalf of a Lessee under a Lease upon or following a Total Loss of an Asset with respect to such Total Loss.

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“Aircraft Engine” means a basic power jet propulsion or turboprop engine assembly for an aircraft that is Stage 3 or later compliant (without reliance on a noise reduction or “hush” kit), including its essential accessories as supplied by the manufacturer of such Aircraft Engine, but excluding the nacelle, and including any QEC Kit and any and all modules and Parts incorporated in, installed on or attached to each such engine from time to time and any substitutions therefor.
“Airframe Interest” means (a) the Stock in any Person that owns an Airframe, including, without limitation, a trust or (b) the Person that holds, directly or indirectly, the interest referred to in clause (a) above. The acquisition or disposition of all of the Airframe Interests with respect to an Airframe constitutes, respectively, the acquisition or disposition of that Airframe.
“Airframes” means each Initial Asset (or, if the context requires, related Asset Interests) and any Replacement Asset (or, if the context requires, related Asset Interests) that is an airframe (including any and all modules and Parts incorporated in, installed on or attached to such airframe from time to time and any substitutions therefor, except in each case, any Aircraft Engine), in each case that are owned by any Issuer Group Member from time to time.
“Allocable Debt Balance” means, for any Asset on any date, the sum of each Allocable Series Amount for each Series of Notes for such Asset on such date.
“Allocable Notional Series Amount” means, for any Asset and any Series (applying the Reinvestment Rules of Construction, if applicable), (i) on the first Payment Date, the product of (a) the Designated Percentage of such Asset and (b) the Outstanding Principal Balance of such Series, in each case as of the Initial Closing Date and (ii) on any subsequent Payment Date, the greater of (a) zero and (b)(x) the Allocable Notional Series Amount of such Asset and such Series on the immediately preceding Payment Date minus (y) (1) any Excess Proceeds Applied Amount for such Asset and such Series on the immediately preceding Payment Date divided by (2) the Scheduled Series Percentage of such Series and such Asset on the immediately preceding Payment Date minus (z) if such Asset was subjected to an Asset Disposition during the period commencing on the second preceding Calculation Date to the Calculation Date immediately preceding such Payment Date, the amount of clause (ii)(b)(x).
“Allocable Series Amount” means, for any Asset and any Series of Notes on any Calculation Date, the product of (a) (x) the Outstanding Principal Balance of such Series as of such Calculation Date plus (y) the sum of all Excess Proceeds Applied Amounts for such Series from the Initial Closing Date to and including the immediately preceding Payment Date for all Assets which were Assets on such Calculation Date multiplied by (b) the Designated Percentage for such Asset on such Calculation Date.
“Allowed Restructuring” has the meaning given to such term in Section 5.02(f)(i).
“Annual Budget” means an operating budget and an Asset expenses budget that has been adopted by the Issuer for the period beginning on the Initial Closing Date and ending

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December 31, 2021 and for each calendar year thereafter through December 31, 2029, and that will be adopted for each succeeding calendar year.
“Annual Report” has the meaning given to such term in Section 2.14(a).
“Anti-Money Laundering Laws” has the meaning given to such term in Section 5.01(r).
“Applicable Aviation Authority” means the FAA, the EASA and/or any other governmental authority which, from time to time, has control or responsibility for supervision of civil aviation or has jurisdiction over the airworthiness, operation and/or maintenance of an Asset.
“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of governmental or regulatory authorities applicable to such Person, including, without limitation, the regulations of each Applicable Aviation Authority applicable to such Person or the Asset owned or operated by it or as to which it has a contractual responsibility.
“Applicable Procedures” means, with respect to any transfer or exchange of Beneficial Interests, the rules and procedures of the Depositary, Euroclear or Clearstream and any of their Participants and Indirect Participants that apply to such transfer or exchange.
“Applicable Regulations” has the meaning given to such term in Section 12.13.
“Appraisers” means, initially, Avitas, Inc., IBA Group Limited and Collateral Verifications LLC and, thereafter, any independent appraiser that is approved by a Special Majority of the Controlling Trustees and that is a member of the International Society of Transport Aircraft Trading (“ISTAT”) or, if ISTAT ceases to exist, any similar professional aircraft appraiser organization in which at least one of the such Appraisers is a member, and the Issuer shall notify the Rating Agencies of any change in Appraiser.
“Asset” means each Airframe and each Engine (including, in each case, each Asset for which Excess Proceeds have been received and applied in accordance with Section 3.09), in each case that has not been subjected to an Asset Disposition; provided that a Part-Out Asset shall continue to be an Asset until the applicable Part-Out Sale Completion Date. In addition, when used to refer to an Asset Disposition, the term “Asset” shall include the Asset that is (or is contemplated to be pursuant to a binding, written agreement) subjected to such Asset Disposition, but otherwise “Asset” does not include a disposed Asset.
“Asset Agreement” means any lease, sublease, conditional sale agreement, finance lease, hire purchase agreement or other agreement (other than an agreement relating to maintenance, modification or repairs) between an Issuer Group Member and any Person (other than an Issuer Group Member) or any Purchase Option granted to a Person (other than an Issuer Group Member) to purchase an Asset, in each case, pursuant to which such Person acquires or is entitled to acquire legal title to, or the economic benefits of ownership of, such Asset.

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“Asset Disposition” means any sale, transfer or other disposition of any Asset (or the related Asset Interest), including by reason of (a) the occurrence of a Part-Out Sale Completion Date with respect to a Part-Out Asset or (b) such Asset suffering a Total Loss.
“Asset Disposition Accrual Amount” means, in respect of an Asset Disposition, the positive amount, if any, of an amount equal to (i) the Disposition Paydown Amount less (ii) the Net Sale Proceeds received in respect of such Asset Disposition; provided that any Asset disposed of by way of consignment or similar agreement shall be considered disposed of at any time the relevant Issuer Group Member received substantially all of the Net Sale Proceeds that the Servicer expects in good faith to receive from such consignment (or similar arrangement) for all purposes.
“Asset Disposition Accrual Deposit” means, on any Payment Date, the amount, if any, to be deposited in the Asset Disposition Contribution Account pursuant to Section 3.09(a)(xxii) on such Payment Date, as directed by the Certificate Holders.
“Asset Disposition Contribution Account” has the meaning given to such term in Section 3.01.
“Asset Disposition Shortfall” means, with respect to any proposed Asset Disposition, the failure of the Net Sale Proceeds to equal or exceed an amount equal to the Disposition Paydown Amount.
“Asset Interest” means an Airframe Interest or an Engine Interest (all Airframe Interests and Engine Interests, collectively, the “Asset Interests”).
“Asset Mortgage” has the meaning given to such term in the Security Trust Agreement.
“Asset Mortgage and Lease Security Assignment” has the meaning given to such term in the Security Trust Agreement.
“Asset Purchase Account” has the meaning given to such term in Section 3.01.
“Asset Purchase Agreement” means the Asset Purchase Agreement dated as of the Initial Closing Date, between Willis Lease and the Issuer.
“Asset Related Documents” means all Issuer Group Leases and related documents and other contracts and agreements including any side letters, assignments of warranties or option agreements of Issuer Group Members the terms of which affect the rights or obligations of any Issuer Group Member in respect of any of the Assets.
“Asset Replacement Account” has the meaning given to such term in Section 3.01.

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“Asset Subsidiaries” means, as of the Initial Closing Date, those Persons set forth on Schedule 3 to this Indenture as Asset Subsidiaries and their successors, together with any other Issuer Subsidiary (other than any Asset Trust) holding title to Assets or holding Asset Interests.
“Asset Trust Agreement” means, each trust agreement with an Asset Trustee under which an owner trust or statutory trust estate is created with respect to an Asset and an Asset Subsidiary holds the Asset Interest, whether or not such Asset Subsidiary was the original grantor of such owner trust estate or holder of such Asset Interest.
“Asset Trustee” means, as of the Initial Closing Date, each Person that acts as an owner trustee or statutory trustee under any Asset Trust Agreement.
“Asset Trusts” means the owner trust or statutory trust estates created pursuant to the Asset Trust Agreements.
“Assumed Disposition Premium” means (i) with respect to any Purchase Option having a Purchase Option Date prior to the fourth anniversary of the Initial Closing Date, an amount equal to the Disposition Premium that would be payable for the relevant purchase option price and (ii) with respect to any Purchase Option having a Purchase Option Date on or after the fourth anniversary of the Initial Closing Date, zero.
“Assumed Note Target Price” means, in respect of any Asset for purposes of any Asset Disposition by way of a Purchase Option, an amount equal to the sum of (i) 105% of the aggregate Allocable Series Amounts for the Notes as of the Purchase Option Date for such Asset (calculated by assuming that, from the date of the applicable agreement granting the Purchase Option to the Purchase Option Date, no other Asset Dispositions occur and no principal payments are made on the Notes other than Scheduled Principal Payment Amounts), (ii) any Disposition Fee and (iii) the Assumed Disposition Premium, in each case relating to or resulting from such Asset Disposition.
“Authorized Agent” means, with respect to a Series of Notes, the authorized Paying Agent or Registrar for such Series of Notes.
“Available Amount” means, subject to the proviso contained in Section 3.14(g), at any date of determination, (a) the Maximum Facility Commitment at such time less (b) the aggregate amount of all Facility Drawings under the Initial Liquidity Facility outstanding at such time; provided that following a Downgrade Drawing, a Final Drawing or a Non-Extension Drawing, the Available Amount shall be zero; provided further that, in the case of a Downgrade Drawing, if the Initial Liquidity Facility ceases to be a Downgraded Facility, the Available Amount shall initially be reinstated to an amount equal to the amount of any Unapplied Provider Advance (as defined in the Initial Liquidity Facility) that is reimbursed to the Initial Liquidity Facility Provider pursuant to Section 2.06(c) of the Initial Liquidity Facility and thereafter the Available Amount shall be determined as if no Downgrade Drawing had occurred.

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“Available Collections” means, as of the close of business on any Calculation Date, amounts on deposit in the Collections Account for distribution on the relevant Payment Date, taking into account certain transfers between the Collections Account and certain other Accounts during the period between such Calculation Date and such Payment Date. The Available Collections with respect to any payment to be made therefrom shall be determined after giving effect to all payments, if any, having priority to such payment under Section 3.09.
“Available Scheduled Principal Amount” has the meaning given to such term in Section 3.07(h).
“Available Security Deposit Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the aggregate Remaining Security Deposits on such Payment Date over (b) the Target Security Deposit Amount for such Payment Date; provided that, for the avoidance of doubt, if such amount is less than zero, the “Available Security Deposit Amount” shall be zero.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Balance” means, with respect to any Account as of any date, the sum of the cash deposits in such account and the value of any Permitted Account Investments held in such Account as of such date, as determined in accordance with Section 1.02(m).
“Base Value” means, with respect to any Asset on any Calculation Date or any other date, the average of the Half-Life Base Values of such Asset as determined by the most recent appraisals of such Asset provided pursuant to Section 5.02(u); provided further that the Base Value of an Asset that is an Airframe will be calculated as (a) the average of the Half-Life Base Values of the aircraft constituted by such Airframe and its associated Aircraft Engines minus (b) the average of the aggregate Half-Life Base Values of such Aircraft Engines referred to in clause (a).
“Below Value Disposition” means (a) an Asset Disposition in respect of which (i) the sum of (A) the Net Sale Proceeds on the Disposition Date (or, with respect to a Part-Out Asset, the Part-Out Sale Completion Date) and (B) the aggregate amount of the Excess Proceeds Applied Amounts from each Payment Date relating to such Asset are less than the sum of (ii) (A)

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an amount equal to the Disposition Paydown Amount for such Asset with respect to the Series A Notes, (B) an amount equal to the Disposition Paydown Amount for such Asset with respect to the Series B Notes, (C) an amount equal to the Disposition Paydown Amount for such Asset with respect to the Series C Notes, (D) the amount of any Hedge Termination Payment payable in connection with such Asset Disposition, (E) the Disposition Fee relating to such Asset Disposition, (F) the Disposition Premium for such Asset with respect to the Series A Notes, (G) the Disposition Premium for such Asset with respect to the Series B Notes and (H) the Disposition Premium for such Asset with respect to the Series C Notes or (b) an Asset Disposition of an Asset pursuant to a Below Value Purchase Option.
“Below Value Purchase Option” means, with respect to an Asset, a Purchase Option held by a lessee under a Lease of such Asset if (a) the purchase option price will be less than fair market value as of the Purchase Option Date and (b) the projected Allocable Debt Balance of such Asset (calculated as of the Purchase Option Date) is greater than the sum of all contracted Rental Payments and projected net Usage Fees due from the date such Purchase Option is granted to the Purchase Option Date plus the purchase option price referred to in clause (a) of this definition.
“Beneficial Interest” means a beneficial interest in a Global Note held in book-entry form by the Depositary.
“Beneficial Interest Certificate” has the meaning set forth in the Trust Agreement.
“BOA” has the meaning set forth in the preamble.
“Business Day” means any date except a Saturday, Sunday or other day on which commercial banks in New York, New York, San Francisco, California, St. Paul, Minnesota, Chicago, Illinois or, if applicable, the place of payment are authorized by law to close.
“Calculation Date” means, with respect to each Payment Date, the last day of the calendar month immediately preceding the month in which such Payment Date occurs, provided that if any Calculation Date would otherwise fall on a day that is not a Business Day, such Calculation Date will be the first preceding day that is a Business Day.
“Cash Collateral Account” means each other Eligible Credit Facility established as an Account pursuant to Section 3.01(o).
“Cash Payment Amount” means, with respect to each Initial Asset, an amount equal to the product of (a) the Net Cash Proceeds of the Notes on the Initial Closing Date, and (b) a fraction, the numerator of which is the Initial Appraised Value for such Initial Asset or, in the case of an Initial Asset that is a Substitute Asset, for the Initial Asset replaced by such Substitute Asset, and the denominator of which is the Aggregate Initial Appraised Value, reduced by amounts transferred from the Asset Purchase Account to other Accounts in respect of Rental Payments and Usage Fees as provided herein and in the Asset Purchase Agreement; provided

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that the Cash Payment Amount for a Substitute Asset will not be greater than the amount available in the Asset Purchase Account allocable to the applicable Initial Asset.
“Cash Trap Principal Payments” has the meaning given to such term in Section 3.08(m).
“Certificate Holder” means, as of any date of determination, any Person in whose name a Beneficial Interest Certificate is issued.
“Certificate Holder Purchase Date” has the meaning given to such term in Section 4.15.
“Certificate Holder Purchase Option Notice” has the meaning given to such term in Section 4.15.
“Certificate Holder Purchaser” has the meaning given to such term in Section 4.15.
“Certificate of Trust” means that certain Certificate of Trust, dated April 28, 2021, by the Owner Trustee.
“Certified Holder” has the meaning given to such term in Section 2.14(a).
“Clearstream” means Clearstream Banking, société anonyme, Luxembourg.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” has the meaning given to such term in the Security Trust Agreement.
“Collection Period” means (a) with respect to each Payment Date other than the first Payment Date in respect of a Series, the period commencing on the first day following the Calculation Date related to the prior Payment Date and ending on the Calculation Date related to such Payment Date, (b) in the case of the first Payment Date in respect of the Initial Notes, the period commencing on the Initial Closing Date and ending on the Calculation Date related to such Payment Date and (c) in the case of the first Payment Date in respect of each Series of Refinancing Notes, the period commencing on the date such Series is issued and ending on the Calculation Date related to such Payment Date.
“Collections” means without duplication (a) Rental Payments, Usage Fees and all other amounts received by any Issuer Group Member pursuant to any Lease or Related Collateral Document, (b) amounts transferred from any Cash Collateral Account to the Collections Account in accordance with the Trustee Resolution providing for the establishment of such Cash Collateral Account as contemplated by Section 3.01(o), (c) amounts received in respect of claims for damages or in respect of any breach of contract for nonpayment of any of the foregoing, (d) if a Rapid Amortization Event or an Event of Default has occurred and is continuing, amounts received by an Issuer Group Member in connection with any Asset Disposition or otherwise

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received under any Asset Agreement, including Net Sale Proceeds, Agreed Value Payments, Requisition Compensation and all Partial Loss Proceeds, less, in each case, any expenses payable by such Issuer Group Member to any Person that is not an Issuer Group Member in connection therewith, (e) amounts received by any Issuer Group Member from insurance with respect to any Asset, (f) any proceeds or other payments received under the Related Documents, including amounts transferred from a Lessee Funded Account, the Maintenance Reserve Account, the Asset Replacement Account and/or a Qualified Escrow Account into the Collections Account in accordance with Section 3.08, (g) amounts applied from or drawn under any Security Deposit or other assurance in respect of a Lessee’s obligations under a Lease (other than amounts withdrawn at the direction of the Certificate Holders pursuant to Section 3.01(e)(iii) and 3.08(d)), (h) net payments to the Issuer under any Currency Hedge Agreement maintained in accordance with the terms of this Indenture, (i) the proceeds of any Investments of the funds in the Accounts (except (i) to the extent that any such proceeds are required to be paid over to any Lessee under a Lease or (ii) the proceeds of any Investments of the funds in the Liquidity Facility Reserve Account, the Asset Replacement Account and a Qualified Escrow Account), (j) any amounts transferred from the Asset Purchase Account into the Collections Account in accordance with Section 3.04 or 3.05 hereof, (k) any amounts received by an Issuer Group Member under an Acquisition Agreement and (l) any other amounts received by any Issuer Group Member (including any amounts received from any other Issuer Group Member, whether by way of distribution, dividend, repayment of a loan or otherwise, and any proceeds received in connection with any Allowed Restructuring); provided that Collections shall not include (i) Segregated Funds transferred to a Lessee Funded Account, (ii) any amounts required pursuant to the terms hereof to be (only for so long as such amounts are so required to be) deposited and held in the Security Deposit Account, the Maintenance Reserve Account, the Asset Replacement Account, a Qualified Escrow Account and the Asset Disposition Contribution Account, (iii) amounts deposited in the Defeasance/Redemption Account or the Refinancing Account in connection with a Redemption (except any amounts transferred thereto from another Account which were not deposited in such Account solely in anticipation of transferring such amount to the Defeasance/Redemption Account or the Refinancing Account), (iv) amounts received in connection with a Refinancing, (v) except as provided above with respect to any amounts transferred therefrom to the Collections Account, amounts in any Cash Collateral Account and the Asset Purchase Account, (vi) amounts not payable to an Issuer Group Member or amounts otherwise not to be included as Collections pursuant to any Related Document, (vii) so long as no Rapid Amortization Event or Event of Default has occurred and is continuing, Net Sale Proceeds, (viii) the proceeds of any Cure Advances for the payment of Cure Amounts and (ix) payments under the Initial Liquidity Facility, in each case subject to the restrictions set forth in this Indenture.
“Collections Account” has the meaning given to such term in Section 3.01.
“Collections Test Breach” means, with respect to any Payment Date, (x) the aggregate amount of Collections Test Rent Payments received under all Leases by the Issuer Group during the related Collection Period is less than 75% of the aggregate amount of contracted Collections Test Rent Payments due under such Leases during such period as of the Calculation Date

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preceding such Payment Date and (y) during such Collection Period, no Asset was subjected to a Disposition and no end of lease payments were received by any Issuer Group member.
“Collections Test Breach Amount” means, with respect to any Payment Date on which a Collections Test Breach is occurring, an amount equal to the Scheduled Principal Payment Amount for the Series B Notes on such Payment Date.
“Collections Test Rent Payments” means basic rent due under any Lease, including any basic rent that was deferred from a prior period under the Lease and interest thereon, taking into account, for the avoidance of doubt, any amendments, deferral agreements or other documented modifications to such basic rent due under any such Lease.
“Commission” means the U.S. Securities and Exchange Commission.
“Concentration Limits” means the limits set forth in Exhibit B hereto, as such limits may be adjusted from time to time as provided in Section 5.02(t).
“Concentration Violation” means a breach of the covenant set forth in Section 5.02(t) hereof if effect were given to any sale, transfer, lease or other disposition or any purchase or other acquisition pursuant to an Asset Agreement regardless of whether such sale, transfer, lease or other disposition or purchase or other acquisition is scheduled or expected to occur after the date on which such Asset Agreement becomes binding on the Issuer or any Issuer Subsidiary.
“Consent Fee” means any fee paid to the Holders of any Series of Notes in connection with their review and/or approval of proposed amendments of this Indenture or any other matter requiring their consent, whether by a Required Majority of such Series or by all Holders of such Series, as such fee may be approved in accordance with Section 5.02(d), provided that the aggregate amount of such fee paid in connection with any such review and/or approval shall not exceed an amount equal to the product of (a) the Outstanding Principal Balance of such Series of Notes as of the date such fee is to be paid and (b) 0.001.
“Controlling Party” means, at any time of determination, the Senior Trustee; provided, however, that at any time from and including the date that is no earlier than 30 months from the earlier to occur of (a) the date on which the entire amount available under the Initial Liquidity Facility shall have been drawn (except as a result of (i) a Downgrade Drawing or (ii) a Non-Extension Drawing, in each case not applied to pay any Required Expenses Shortfalls, Senior Hedge Payment Shortfalls, Series A Interest Shortfalls or Series B Interest Shortfalls) and remain unreimbursed and (b) the date on which the Notes shall have been Accelerated, the Initial Liquidity Facility Provider shall have the right to elect, by at least 15 Business Days’ prior Written Notice to the Trustee, to become the Controlling Party (in place of the Senior Trustee) thereafter but only for so long as any Credit Facility Obligations due to the Initial Liquidity Facility Provider remain unpaid. At any time after such 30-month period, if the Initial Liquidity Facility Provider does not elect to be the Controlling Party or if no Credit Facility Obligations remain outstanding (and the Senior Trustee receives a written notice from the Administrative

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Agent stating that no Credit Facility Obligations remain outstanding), then the Senior Trustee shall continue to be the Controlling Party.
“Controlling Trustee” means each of the trustees of the Issuer designated as such in accordance with the terms of the Trust Agreement.
“Core Lease Provisions” means the requirements for Leases set forth in Exhibit G.
“Corporate Trust Office” means, with respect to the Trustee for a Series of Notes, the office of such Trustee at which at any particular time its corporate trust business shall be administered. The initial Corporate Trust Office is (a) for Note transfer purposes and for purposes of presentment and surrender of any Notes for final payment thereon, 111 Fillmore Ave., St. Paul, MN 55107, and (b) for all other purposes, the address of the Trustee set forth in Section 12.05.
“Costs” means liabilities, obligations, damages, judgments, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel and costs of investigation).
“Covenant Defeasance” has the meaning given to such term in Section 11.01(b).
“Credit Facility Advance Obligations” means all Credit Facility Obligations other than (a) Credit Facility Expenses and (b) Indemnification Amounts.
“Credit Facility Expenses” means all Credit Facility Obligations other than (a) the principal amounts under, or the principal amount of any drawings under, any Eligible Credit Facility, (b) interest accrued on Credit Facility Obligations and (c) Indemnification Amounts.
“Credit Facility Obligations” means all principal, interest, fees, expenses, indemnities, costs and other amounts owing to or incurred by the providers of Eligible Credit Facilities.
“Cure Advances” means advances by any Certificate Holder, other than Additional Advances, the proceeds of which are to be used to fund the payment of Cure Amounts.
“Cure Amounts” has the meaning given to such term in Section 3.12.
“Cure Period” has the meaning given to such term in Section 4.02(a).
“Currency Hedge Agreements” means an ISDA currency swap, option, and any other similar hedging arrangement (including the current or forward purchase and sale of non-Dollar currency) between the Issuer and the Eligible Hedge Counterparty named therein, including any schedules and confirmations prepared and delivered in connection therewith, approved by the Controlling Trustees and in form and substance meeting such requirements as the Rating Agencies may publish from time to time that are applicable to the Issuer, and with respect to which prior notice has been given to the Rating Agencies, pursuant to which (i) the Issuer will

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receive payments from, or make payments to, the Eligible Hedge Counterparty as provided therein and (ii) recourse by the Eligible Hedge Counterparty to the Issuer is limited to distributions in accordance with the priority of payments set forth in Section 3.09.
“Custodian Agreement” has the meaning given to such term in the Security Trust Agreement.
“Default” means a condition, event or act that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.
“Default Notice” means a notice given pursuant to Section 4.02, declaring all outstanding principal of and accrued and unpaid interest on the Notes to be immediately due and payable.
“Defeasance/Redemption Account” has the meaning given to such term in Section 3.01.
“Definitive Notes” has the meaning given to such term in Section 2.07(a).
“Delivery Date” means, with respect to an Initial Asset or Replacement Asset, the date on which the Issuer acquires direct or indirect ownership of such Initial Asset or Replacement Asset or an Asset Trust owning such Initial Asset or Replacement Asset.
“Delivery Expiry Date” means, with respect to the Remaining Initial Assets, the 270th day after the Initial Closing Date.
“Depositary” means DTC, in its capacity as depositary, including its successors in interest and permitted assigns.
“Designated Payment Date” means, for any Part-Out Asset, the Payment Date related to the Collection Period in which such Part-Out Asset was first subjected to a Part-Out Agreement.
“Designated Percentage” means, for any Asset on any date, (a) the Adjusted Base Value of such Asset divided by (b) the Adjusted Portfolio Value, in each case as of such date.
“Designated Shortfall” means, with respect to any Payment Date, any Required Expenses Shortfall, Senior Hedge Payment Shortfall, Series A Interest Shortfall, Series B Interest Shortfall or any shortfall, after giving effect to the application of Available Collections (taking into account all transfers to the Collections Account to be made pursuant to Section 3.08) in accordance with the payment priorities set forth in Section 3.09(a), in amounts available under Section 3.09(a) to make payments in respect of the Scheduled Principal Payment Amount for the Series A Notes or Series B Notes as of such Payment Date.
“Direction” has the meaning given to such term in Section 1.04(c).

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“Discretionary Asset Modification” means a modification or improvement of an Asset made after the Delivery Date for such Asset, the cost of which is capitalized in accordance with GAAP and which is not a Mandatory Asset Modification.
“Disposition Date” means (a) with respect to any Part-Out Asset, the Part-Out Sale Completion Date and (b) with respect to any Asset Disposition, the date on which the Asset Disposition occurs; provided that if the Net Sale Proceeds of such Asset Disposition shall have been deposited in the Asset Replacement Account or a Qualified Escrow Account as permitted hereunder, no Disposition Date shall occur for such Asset (i) for so long as such proceeds remain on deposit in the Asset Replacement Account or Qualified Escrow Account in accordance with the terms hereof or (ii) if a Replacement Asset is acquired using all or a portion of such Net Sale Proceeds.
“Disposition Fee” has the meaning given to such term in the Servicing Agreement.
“Disposition Paydown Amount” means, for any Series and with respect to any Subject Disposition, the greater of (a) zero and (b) (i) 105% of the Allocable Series Amount for the Subject Asset and such Series on the related Calculation Date minus (ii) the sum of all Excess Proceeds Applied Amounts for such Asset and such Series from the Initial Closing Date to and including the immediately preceding Payment Date.
“Disposition Premium” means (a) zero (i) with respect to any Asset Disposition that results from a Total Loss at any time, (ii) with respect to any Asset Disposition that occurs during the continuation of an Event of Default, (iii) in connection with an Acquisition Balance Redemption, (iv) with respect to any Asset Disposition that occurs on or after the fourth anniversary of the Initial Closing Date and (v) with respect to any Asset Disposition if the Premium Threshold Amount has not been exceeded after giving effect to the distribution of the Net Sale Proceeds relating to such Asset Disposition and (b) for any Asset Dispositions (other than an Asset Disposition described in clause (a)) occurring prior to the fourth anniversary of the Initial Closing Date after the applicable Premium Threshold Amount has been exceeded after giving effect to the distribution of the Net Sale Proceeds relating to such Asset Disposition, an amount equal to the Redemption Premium that would be payable with respect to the amount of principal being prepaid in connection with such Asset Disposition as if such prepayment were an Optional Redemption, in each case treating the Payment Date on which such Net Sale Proceeds are distributed as the Redemption Date and references to “Redemption Date” in the definitions of Redemption Premium and Redemption Price were references to such Payment Date; provided that in the case of clause (b), if only a portion of the amount of the Outstanding Principal Balance of the Initial Notes being repaid in connection with any such Asset Disposition exceeds the applicable Premium Threshold Amount, then the Disposition Premium will only apply to such portion that is in excess of such Premium Threshold Amount.
“Disposition Test Date” means (a) for an Asset (other than a Part-Out Asset), the Disposition Date for such Asset and (b) for a Part-Out Asset, the date such Part-Out Asset is subjected to a Part-Out Agreement.

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“Dollars” or “$” means the lawful currency of the United States of America.
“Downgrade Date” means the date on which a Downgrade Event occurs.
“Downgrade Drawing” has the meaning given to such term in Section 3.14(c).
“Downgrade Event” has the meaning given to such term in the Initial Liquidity Facility.
“Downgrade Period” has the meaning given to such term in the Initial Liquidity Facility.
“Downgraded Facility” has the meaning given to such term in the Initial Liquidity Facility.
“DSCR” means, as of any Calculation Date, the ratio of (a) the amount of DSCR Available Cash to (b) the sum of (i) the DSCR Aggregate Interest Amount and (ii) the DSCR Scheduled Principal Amount, in each case as of such Calculation Date.
“DSCR Aggregate Interest Amount” means, as of any Calculation Date, the sum of (a) the Interest Amount on the Series A Notes and the Series B Notes for the related Payment Date plus (b) (without duplication) the aggregate Interest Amount on the Series A Notes and the Series B Notes for the previous two Payment Dates; provided that, if an Asset Disposition has occurred with respect to any Asset during such three-month period, the Interest Amount attributable to such Asset as of each such Payment Date shall be disregarded for the purposes of the calculation of Interest Amount for such period.
“DSCR Amortization Event” means, on any Payment Date occurring on or after the third Payment Date after the Initial Closing Date, a DSCR of less than 1.10 for such Payment Date or either of the two immediately prior Payment Dates (to the extent such prior Payment Dates occurred on or after the third Payment Date after the Initial Closing Date).
“DSCR Available Cash” means, as of any Calculation Date, an amount equal to the amount, if positive, equal to (a) the sum of, without duplication, (1)(x) the aggregate Rental Payments, Usage Fees and End of Lease Payments actually received by an Issuer Group Member, (y) the aggregate amount of Rental Payments and Usage Fees transferred from the Asset Purchase Account to the Collections Account pursuant to the terms of this Indenture and (z) the sum of (i) the aggregate amounts transferred from the Available Security Deposit Amount in the Security Deposit Account to the Expense Account or to the applicable Series Account or to the Liquidity Facility Reserve Account or paid to the Initial Liquidity Facility Provider, as applicable, and (ii) the aggregate Excess Proceeds Applied Amount for the Initial Notes, in each case, on any of the previous two Payment Dates or on such related Payment Date, and in the case of clauses (a)(1)(x), (y) and (z) during the three-month period ending on such Calculation Date, and (2) the Available Security Deposit Amount (if any) in the Security Deposit Account on such Payment Date minus (b) the sum of (x) the sum of the aggregate Senior Rent Based Fees actually paid by each Issuer Group Member and (y) the aggregate Unfunded Maintenance Reimbursement Amount, in the case of clauses (b)(x) and (y), during the three-month period

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ending on such Calculation Date; provided that, if an Asset Disposition has occurred with respect to any Asset during such three-month period, the amounts described in clauses (a) and (b) of this definition attributable to such Asset as of each such Payment Date shall be disregarded for the purposes of the calculation of DSCR Available Cash for such period.
“DSCR Cash Trap Account” has the meaning given to such term in Section 3.01.
“DSCR Cash Trap Event” means, on any Calculation Date related to a Payment Date occurring on or after the third Payment Date after the Initial Closing Date, a DSCR of less than 1.15 for such Calculation Date or either of the two immediately prior Calculation Dates (to the extent such prior Calculation Dates occurred on or after the third Payment Date after the Initial Closing Date).
“DSCR Scheduled Principal Amount” means, for any Calculation Date and the related Payment Date, the greater of (i) zero and (ii) the sum of (a) the Scheduled Principal Payment Amount on the Series A Notes and the Series B Notes for such Payment Date plus (b) (without duplication) the aggregate Scheduled Principal Payment Amount on the Series A Notes and the Series B Notes for the previous two Payment Dates (in each case calculated as if the definition of Additional Prepayment Amount did not include clauses (c) and (d) thereof) minus (c) all Rapid Amortization Amounts applied on any of the Payment Dates referred to in clause (a) or (b); provided that, if an Asset Disposition has occurred with respect to any Asset, or any Asset has become a Part-Out Asset, during such three-month period, the Scheduled Principal Payment Amount attributable to such Asset as of each such Payment Date shall be disregarded for the purposes of the calculation of DSCR Scheduled Principal Amount for such period.
“DTC” means The Depository Trust Company, its nominee and its respective successors, as the registered holder of the Global Notes.
“Early Collections Period Lease Payment” has the meaning given to such term in Section 3.01(b)(ii).
“EASA” means the European Aviation Safety Agency.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

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“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligibility Requirements” has the meaning given to such term in Section 2.03(b).
“Eligible Account” means (a) a segregated non-interest bearing trust account maintained on the books and records of an Eligible Institution for the benefit of the Security Trustee on behalf of the Secured Parties as a Securities Account under, and as defined in, the Security Trust Agreement; provided that no Cash Collateral Account may be maintained with an Eligible Provider at any time at which the Issuer holds any participation in the Eligible Credit Facility unless a Rating Agency Confirmation shall have been received prior to such time to the effect that such maintenance of the Cash Collateral Account with such Eligible Provider will not result in a withdrawal or downgrading of the ratings of the Notes, and (b) an account maintained on the books and records of an Eligible Institution in the name of an Issuer Group Member as a Lessor Account in compliance with the terms of the Security Trust Agreement; provided that, if the Servicer determines that a Lessor Account needs to be maintained with a bank or financial institution that is not an Eligible Institution, including a foreign bank not licensed under the laws applicable to Eligible Institutions, such Lessor Account may be established with such bank or financial institution and such account may be an Eligible Account, subject to such bank or financial institution entering into an appropriate “lock-box account” or similar agreement with the Security Trustee pursuant to which all amounts deposited in such Lessor Account are pledged to the Security Trustee and are remitted in accordance with Section 3.01(l).
“Eligible Credit Facility” means (a) the Initial Liquidity Facility provided by the Initial Liquidity Facility Provider, (b) any credit agreement, letter of credit, guarantee, financial guarantee insurance policy, credit or liquidity enhancement facility, term loan facility or other credit facility provided by, or supported by, an Eligible Provider in favor of any Issuer Group Member and subjected to the lien of the Security Trust Agreement and designated by the Controlling Trustees as an Eligible Credit Facility and (c) any Eligible Account established for the purpose of providing like credit or liquidity support and designated by the Controlling Trustees as an Eligible Credit Facility.
“Eligible Hedge Counterparty” means either of the following: (a) at the time of execution and delivery of the related Currency Hedge Agreement, any bank or other financial institution (or any party providing credit support on such Person’s behalf) that has a published long-term issuer credit or senior unsecured debt rating of A or better (or, if there are not then any Series A Notes Outstanding, of BBB or better) by Standard & Poor’s or Fitch, or is otherwise covered by a Rating Agency Confirmation or (b), at the time of any transfer of a Currency Hedge Agreement, any bank or other financial institution (or any party providing credit support on such Person’s behalf) that satisfies the criteria in clause (a).
“Eligible Institution” means U.S. Bank National Association, in its capacity as the Operating Bank and as Trustee in respect of any Eligible Account, or any other bank organized

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under the laws of the United States of America or any state thereof or the District of Columbia (or any branch of a foreign bank licensed under any such laws), in each case so long as it (i) has either (A) a long-term unsecured debt rating of BBB or better by Fitch or Standard & Poor’s or (B) a short-term unsecured debt rating of A-2 or better by Standard & Poor’s or F-2 or better by Fitch and (ii) can act as a securities intermediary under the New York Uniform Commercial Code, including a Person providing an Eligible Credit Facility so long as such Person shall otherwise so qualify and shall have waived all rights of set-off and counterclaim with respect to the account to be maintained as an Eligible Account.
“Eligible Provider” means a Person (other than any Issuer Group Member or any Affiliate thereof) having at least the Threshold Rating, or whose obligations under the Initial Liquidity Facility or any other Eligible Credit Facility are guaranteed by an Affiliate of such Person having at least the Threshold Rating, or is otherwise designated as an Eligible Provider by the Controlling Trustees subject to receipt of a Rating Agency Confirmation.
“Encumbrance” means any mortgage, pledge, lien, encumbrance, charge or security interest, including, without limitation, any conditional sale, any sale without recourse against the sellers, or any agreement to give any security interest over or with respect to any Issuer Group Member’s assets (excluding Lessee Funds that are Segregated Funds), including, without limitation, all Asset Interests and Stock and any Indebtedness of any Issuer Subsidiary held by the Issuer or any other Issuer Group Member.
“End of Lease Payments” means all payments under a Lease that are paid by or on behalf of the Lessee to the Lessor (other than Rental Payments and Usage Fees) in connection with the return of the applicable Asset under the Lease or relating to the termination or expiration of such Lease, in each case, whether as expressly set forth in such Lease in connection with a return condition settlement or otherwise.
“Engine” means each Initial Asset (or, if the context requires, related Asset Interests) and any Replacement Asset (or, if the context requires, related Asset Interests) that is an Aircraft Engine, in each case that are owned by any Issuer Group Member from time to time.
“Engine Interest” means (a) the Stock in any Person that owns an Engine, including, without limitation, a trust that owns an Engine or (b) the Person that holds, directly or indirectly, the interest referred to in clause (a) above. The acquisition or disposition of all of the Engine Interest with respect to an Engine constitutes, respectively, the acquisition or disposition of that Engine.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.
“Event of Default” has the meaning given to such term in Section 4.01.

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“Excess Indemnification Amounts” means any Indemnification Amounts that are excluded from payment as “Expenses” due to the limitation on the amount so payable set forth in the first proviso to the definition of “Expenses”.
“Excess Proceeds” means any (a) End of Lease Payments, (b) proceeds or fees associated with the restructuring of a Lease or the termination of a Lease and the re-leasing of all or part of the same airframe or engine to the same Lessee, (c) to the extent that a Maintenance Ratio Trigger Event has occurred and is continuing, Maintenance Ratio Amounts, (d) the Specified Engine Use Fees and (e) other payments by a Lessee in lieu of maintenance, future Lease Payments or any other obligations under a Lease, other than amounts which are equal to amounts that are either used or reasonably expected to be used (as reasonably determined by the Servicer) to discharge the cost of performing any maintenance or repair of an Asset.
“Excess Proceeds Applied Amounts” means, for any Asset and any Series on any Payment Date, the amount actually applied in respect of the Excess Proceeds Series Payment for such Asset and such Series on such Payment Date; provided that if for any Series on any Payment Date, the aggregate Excess Proceeds Applied Amounts are less than the aggregate Excess Proceeds Series Payments, then Excess Proceeds Series Payments will apply to the applicable Assets pro rata based on the Excess Proceeds Series Payments due for such Series for each such Asset.
“Excess Proceeds Series Payment” means, for any Asset and any Series on any Payment Date, (a) any Excess Proceeds Series Payment for such Asset and such Series on the immediately preceding Payment Date (or, on the first Payment Date, zero) minus (b) any Excess Proceeds Applied Amount for such Asset and such Series on the immediately preceding Payment Date plus (c) (x) 105% multiplied by (y) the Pro Rata Percentage of such Series on the related Calculation Date multiplied by (z) any Excess Proceeds collected (or accrued in the case of Maintenance Ratio Amounts) for such Asset during the period commencing on the second Calculation Date preceding such Payment Date and ending on the first Calculation Date preceding such Payment Date.
“Excess Unowned Assets Reserve Amount” has the meaning given to such term in Section 3.02(u).
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Exempted Disposition” means any Asset Disposition (a) as part of a Replacement Exchange, (b) involving Assets replaced or to be replaced pursuant to a Lease or (c) where an Issuer Group Member retains the beneficial or economic ownership of the disposed Asset.
“Expected Final Payment Date” means with respect to (a) the Initial Notes, May 15, 2029 and (b) any Refinancing Notes, the Expected Final Payment Date, if any, established by or pursuant to a Trustee Resolution or in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes; provided that each reference herein to the Expected Final Payment Date without specifying the Notes to which it relates

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(unless the context otherwise requires) shall mean the Expected Final Payment Date for the Initial Notes so long as any Initial Notes are Outstanding.
“Expense Account” has the meaning given to such term in Section 3.01.
“Expenses” means, collectively, any fees, costs or expenses Incurred or other amounts payable by an Issuer Group Member in the course of the business activities permitted under Section 5.02(f), including, without limitation, (i) (x) Trustee Fees, any fees payable to the Controlling Trustees, and any other Service Provider Fees (including the Senior Rent Based Fees and Disposition Fees, but excluding the Subordinated Rent Based Fees) and (y) expenses and Indemnification Amounts (including, without limitation, any and all claims, expenses, obligations, liabilities, losses, damages and penalties) of, or owing to, the Trustee, the Controlling Trustees, any officer of any Issuer Group Member, the Security Trustee, any Authorized Agent, any Seller and any other Service Provider; provided that such Indemnification Amounts distributed as “Expenses” (excluding any Indemnification Amount payable by any Issuer Group Member pursuant to any Lease document (or any lessee consent with respect to such Lease); provided that the Issuer Group shall have notified the Rating Agencies of such Lease (or such lessee consent)) shall not exceed $6,000,000 in the aggregate (and if Indemnification Amounts which will cause the $6,000,000 threshold to be exceeded are due and payable to more than one Person, then Indemnification Amounts which may be distributed as “Expenses” without causing the $6,000,000 threshold to be exceeded will be allocated to such Persons pro rata based upon the amount of Indemnification Amounts due and payable to each such Person) (provided that any amounts paid by the Issuer that at a later date are reimbursed by an insurer or other third party indemnitor shall be deemed not claimed against or paid by the Issuer for the purposes of such threshold); provided further that the foregoing limitation shall not apply following the occurrence and during the continuance of an Event of Default, the delivery of a Default Notice or during the continuance of an Acceleration Default (even if the applicable Indemnification Amount accrued or was claimed prior to the delivery of a Default Notice and the occurrence of an Acceleration Default), (ii) any premiums on the liability insurance required to be maintained for the benefit of the Controlling Trustees, (iii) all Taxes payable by the Issuer Group Members by reason of the business activities permitted under Section 5.02(f) and the other activities described in and permitted under the Related Documents, (iv) any Credit Facility Expenses (other than Subordinated Expenses), (v) Maintenance and Modification Expenses (but only to the extent not funded out of the Maintenance Reserve Account), (vi) any amounts payable to Lessees in accordance with the Leases (to the extent not otherwise provided for by Segregated Funds in a Lessee Funded Account), including without limitation, payments relating to maintenance reserves, security deposits and guaranties of obligations of any Issuer Group Member (without any duplication of any funds on deposit in any Lessee Funded Account) and (vii) any up-front payments payable by the Issuer in connection with any future hedge arrangements permitted under Section 5.02(f)(iv); provided, however, that, except as expressly provided herein, Expenses shall not include (i) any amount payable on the Notes or under any Currency Hedge Agreement, any Special Indemnity Payment, any Special Litigation Expenses or any Credit Facility Advance Obligations or (ii) to the extent there would otherwise be a

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deduction for an Expense of an amount already deducted in the determination of “Collections”, any expense referred to in clause (d) of the definition of “Collections”.
“Expiry Date” has the meaning given to such term in the Initial Liquidity Facility.
“Extension Request” has the meaning given to such term in the Initial Liquidity Facility.
“FAA” means the United States Federal Aviation Administration or any governmental authority succeeding to the functions thereof.
“Facility Drawing” has the meaning given to such term in Section 3.14(a).
“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Indenture (or any amended or successor versions of Sections 1471 through 1474 of the Code that are substantively comparable), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements (including any foreign legislation, rules, regulations, guidance notes or similar guidance adopted pursuant to or implementing such agreements) entered into in connection with such Sections.
“FATCA Responsible Officer” means the “responsible officer” (as such term is defined in Treasury Regulation §1.1471-1(b)(116)) of the Issuer as appointed by the Controlling Trustees.
“Final Drawing” has the meaning given to such term in Section 3.14(i).
“Final Maturity Date” means with respect to (a) the Initial Notes, May 15, 2046, and (b) any Refinancing Notes, the date specified in the form of such Notes.
“Fitch” means Fitch Ratings, Inc.
“Funds Flow” has the meaning given to such term in Section 3.03(a).
“Future Lease” means, with respect to each Asset, any lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement as may be in effect at any time after the Delivery Date with respect to such Asset between an Issuer Group Member (as lessor) and a Person not an Issuer Group Member (as lessee), in each case other than any Initial Lease or Additional Lease; provided that if, under any sub-leasing arrangement with respect to an Asset, the lessor thereof agrees to receive payments or collateral directly from, or is to make payments directly to, the sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Future Lease”, and the sub-lessee shall constitute the related “Lessee” with respect to such Asset, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.

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“GAAP” means generally accepted accounting principles in the United States of America.
“Global Notes” means any Rule 144A Global Notes and Regulation S Global Notes.
“Group 1 Assets” means each Engine that is a variant that is currently in production and that is not a Group 2 Asset.
“Group 2 Assets” means each Engine that is (a) a PW1100, PW1500, PW1900, GEnx, LEAP, GTF, Trent XWB or GE9x model Aircraft Engine or (b) a model of Aircraft Engine that is a future variant of the model of any Engine (or prior Engine).
“Group 3 Assets” means each Airframe.
“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” when used as a verb has a corresponding meaning.
“Half-Life Base Value” means an Appraiser’s opinion of the value of an Asset in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and with full consideration of the Asset’s “highest and best use”, presuming an arm’s-length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing.
“Hedge Payment” means Periodic Hedge Payments and Hedge Termination Payments.
“Hedge Provider” means, in the singular, any one of, and in the plural, all of, the Eligible Hedge Counterparties and their successors and permitted assigns which have entered into a Currency Hedge Agreement.
“Hedge Termination Payment” means any payment due under a Currency Hedge Agreement as a result of the termination of such Currency Hedge Agreement for whatever reason.
“Hedge Termination Payment Account” has the meaning given to such term in Section 3.01.
“Holder” means any Person in whose name a Note is registered from time to time.

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“Incur” has the meaning given to such term in Section 5.02(c).
“Indebtedness” means, with respect to any Person at any date of determination (without duplication), (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (d) all the obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of purchasing such property or service or taking delivery and title thereto or the completion of such services, and payment deferrals arranged primarily as a method of raising finance or financing the acquisition of such property or service, (e) all obligations of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, (f) all Indebtedness of other Persons secured by a lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, and (g) all Indebtedness of other Persons guaranteed by such Person.
“Indemnification Amounts” means any amounts payable by an Issuer Group Member to any Person pursuant to an indemnification covenant (including those set forth in any Related Document), including, without limitation, any and all such amounts payable thereunder in respect of claims, expenses, obligations, liabilities, losses, damages and penalties, but excluding any and all Special Indemnity Payments, Special Litigation Expenses and Service Provider Fees.
“Indenture” has the meaning given to such term in the preamble hereof.
“Independent Controlling Trustee” means (a) in respect of the Issuer, the Controlling Trustee designated as such in the Trust Agreement and (b) in respect of any other Issuer Group Member, a trustee, director or manager thereof (as applicable) that satisfies the requirements set forth in the Trust Agreement for an Independent Controlling Trustee of the Issuer.
“Indirect Participant” means a Person who holds an interest through a Participant.
“Initial Appraised Value” means (a) in the case of each Initial Asset (other than a Substitute Asset), the average of the Maintenance Adjusted Base Values in respect of such Initial Asset rendered by each of the initial Appraisers as of March 31 2021, (b) in the case of any Substitute Asset, the average of the Maintenance Adjusted Base Values in respect of such Substitute Asset rendered by each of the initial Appraisers as of a date occurring during the period from March 31, 2021 to the date such Substitute Asset is acquired by the Issuer and (c) in the case of any Replacement Asset, the average of the Maintenance Adjusted Base Values in respect of such Replacement Asset rendered by three of the Appraisers as of a date not more than six months prior to the date of the acquisition of such Asset, provided, in each case, that the second proviso in the definition of “Adjusted Base Value” shall apply with respect to determining the Initial Appraised Value of any Airframe.

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“Initial Asset” means each of the Aircraft Engines and Airframe identified on Schedule 1 (including any related Parts) and any Substitute Assets that are substituted therefor, excluding (a) any such Aircraft Engine or Airframe (or related Asset Interest) sold or disposed of (directly or indirectly) by way of a completed Asset Disposition and (b) any such Aircraft Engine or Airframe (or related Asset Interest) for which a Substitute Asset is substituted pursuant to the Asset Purchase Agreement or which will otherwise not be acquired pursuant to the Asset Purchase Agreement.
“Initial Closing Date” means May 17, 2021.
“Initial Expenses” means Expenses related to the issuance of the Initial Notes and the acquisition of the Initial Assets on the Initial Closing Date, except that the foregoing shall not include any Expenses related to the acquisition of any Remaining Initial Assets incurred after the Initial Closing Date.
“Initial Lease” means, with respect to each Initial Asset or Substitute Asset, each lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with respect to such Initial Asset specified in Schedule 2 to the Asset Purchase Agreement (as updated in the First Disclosure Letter or a Supplemental Disclosure Letter as defined in the Asset Purchase Agreement), as such agreement may be amended, modified, extended, supplemented, assigned or novated from time to time, provided that if, under any sub-leasing arrangement with respect to an Initial Asset, the lessor thereof agrees to receive payments or collateral directly from, or is to make payments directly to, the sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Initial Lease”, and the sub-lessee shall constitute the related “Lessee” with respect to such Initial Asset, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.
“Initial Liquidity Facility” means the Revolving Credit Agreement dated as of the Initial Closing Date among the Initial Liquidity Facility Provider, the Issuer and the Administrative Agent, as amended from time to time in accordance with its terms and as replaced and so designated pursuant to Section 3.14(e)(iii), provided that, if the Initial Liquidity Facility is replaced by any Replacement Liquidity Facility, the term “Initial Liquidity Facility” shall be deemed to refer to such Replacement Liquidity Facility and any subsequent Replacement Liquidity Facility that replaces any prior Replacement Liquidity Facility.
“Initial Liquidity Facility Provider” means BOA, and its successors and permitted assigns; provided that, if the Initial Liquidity Facility Provider is replaced by any Replacement Liquidity Facility Provider, the term “Initial Liquidity Facility Provider” shall be deemed to refer to such Replacement Liquidity Facility Provider and any subsequent Replacement Liquidity Facility Provider that replaces any prior Replacement Liquidity Facility Provider.
“Initial Liquidity Payment Account” has the meaning given to such term in Section 3.01.

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“Initial Maintenance Reserve Amount” means $1,000,000.
“Initial Notes” means the Initial Series A Notes, the Initial Series B Notes and the Initial Series C Notes.
“Initial Purchasers” means BofA Securities, Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC.
“Initial Security Deposit Amount” means $3,152,200.
“Initial Series A Notes” means the Series A 2021-A Fixed Rate Notes in the initial Outstanding Principal Balance of $278,600,000, issued on the Initial Closing Date and designated “Series A Notes”.
“Initial Series B Notes” means the Series B 2021-A Fixed Rate Notes in the initial Outstanding Principal Balance of $38,700,000, issued on the Initial Closing Date and designated “Series B Notes”.
“Initial Series C Notes” means the Series C 2021-A Fixed Rate Notes in the initial Outstanding Principal Balance of $19,400,000, issued on the Initial Closing Date and designated “Series C Notes”.
“Initial Series C Reserve Amount” means $1,000,000.
“Insured Value” means, with respect to any Asset other than a Part-Out Asset in any year, 105% of the Allocable Debt Balance for such Asset as of January 1 of that year.
“Intercompany Loan” has the meaning given to such term in Section 5.02(c).
“Interest Accrual Period” means, as to each Series of Notes, each of the following periods: (a) the period beginning on (and including) the Initial Closing Date, in the case of the Initial Notes, and the relevant issuance date, in the case of any Refinancing Notes, and ending on (but excluding) the first Payment Date thereafter and (b) each successive period beginning on (and including) the Payment Date immediately following the last day of the previous Interest Accrual Period and ending on (but excluding) the next succeeding Payment Date; provided that the final Interest Accrual Period with respect to any Notes shall end on but exclude the date such Notes are repaid in full; provided further that Account balances with respect to each Interest Accrual Period shall be determined by reference to the balances of funds on deposit in the Accounts as of the close of business on the Calculation Date immediately preceding the Payment Date at the end of such Interest Accrual Period.
“Interest Amount” means, with respect to any Series of Notes, on any Payment Date, (a) the amount of interest (other than Step-Up Interest) accrued and unpaid to such Payment Date at the Stated Rate with respect to such Series for the Interest Accrual Period ending on such

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Payment Date plus (b) interest at the Stated Rate on any Interest Amount due but not paid on any prior Payment Date.
“Investment” means any loan or advance to a Person, any purchase or other acquisition of any Stock or Indebtedness of such Person, any capital contribution to such Person or any other investment in such Person.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Investment Earnings” means investment earnings on funds on deposit in any Account net of losses and investment expenses of the Operating Bank in making such investments.
“Issuer” has the meaning set forth in the preamble hereof.
“Issuer Beneficial Interest” means, with respect to the Issuer, a beneficial interest in the Issuer consisting of a specified percentage interest in the residual value of the Issuer, the right to the allocations and distributions in respect of such beneficial interest and all other rights of a holder of a beneficial interest in the Issuer as a statutory trust.
“Issuer Group” means the Issuer and each Issuer Subsidiary.
“Issuer Group Member” means the Issuer or an Issuer Subsidiary.
“Issuer Subsidiaries” means, as of the Initial Closing Date, those Persons set forth on Schedule 2 to this Indenture and the Asset Trusts referenced on Schedule 4, together with any other direct or indirect Subsidiary (including any Asset Subsidiary and any Asset Trust) of the Issuer.
“Junior Claim” means (a) with respect to Expenses, all other Obligations and (b) with respect to any other Obligations, all Obligations, in each case, as to which the payment of such other Obligations constitute a Prior Ranking Amount.
“Junior Claimant” means the holder of a Junior Claim.
“Junior Representative” means, as applicable, the trustee with respect to any Junior Claim consisting of the applicable Series of Notes and any other Person acting as the representative of one or more Junior Claimants.
“KBRA” means Kroll Bond Rating Agency, LLC.
“Lease Payments” means all lease payments and other amounts payable by or on behalf of a Lessee under a Lease or (without duplication) a lessee under a head lease of an Asset, and all rights of any Issuer Group Member to receive moneys due and to become due under or pursuant to such Lease or (without duplication) head lease, including Rental Payments, Usage Fees, End of Lease Payments and Security Deposits.

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“Lease Security Assignment” has the meaning given to such term in the Security Trust Agreement.
“Leases” means the Initial Leases, the Future Leases and the Additional Leases.
“Legal Defeasance” has the meaning given to such term in Section 11.01(b).
“Lessee” means each Person who is the lessee of an Asset from time to time leased from an Issuer Group Member pursuant to a Lease.
“Lessee Funded Account” has the meaning given to such term in Section 3.01.
“Lessee Funds” means, either or both as the context may require, of (a) any Security Deposits provided by a Lessee under a Lease and (b) any Usage Fees that a Lessee is obligated to pay under a Lease and that are Segregated Funds.
“Lessee Reimbursement” means any amounts that a Lessor is obligated to pay to or for the benefit of a Lessee pursuant to the terms of the applicable Lease, including, without limitation, reimbursement for maintenance performed by such Lessee or maintenance contributions measured by reference to Usage Fees, costs of compliance with airworthiness directives and payments with respect to the maintenance condition of an Asset upon the expiration of the applicable Lease.
“Lessor” means, with respect to any Lease, the Issuer Group Member that is the lessor or vendor under such Lease.
“Lessor Account” has the meaning given to such term in Section 3.01(l).
“Liquidity Facility Event of Default” has the meaning assigned to such term in the Initial Liquidity Facility.
“Liquidity Facility Non-Consent Event” means the occurrence of (i) the payment of the Series A Notes and Series B Notes in full (other than any Refinancing Notes that are Series A Notes or Series B Notes so long as such Refinancing Notes are not covered by the Initial Liquidity Facility and the Initial Liquidity Facility has been terminated in connection with the relevant Refinancing), (ii) the termination of the Initial Liquidity Facility and (iii) the payment of all Credit Facility Obligations owed to the Initial Liquidity Facility Provider in full.
“Liquidity Facility Reserve Account” has the meaning given to such term in Section 3.01.
“Maintenance Adjusted Base Value” means the Half-Life Base Value of an Asset, adjusted to account for the maintenance status of such Asset (with such assumptions as to use since the last reported status as may be reasonably stated in the appraisal setting forth such Maintenance Adjusted Base Value).

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“Maintenance and Modification Expenses” means (a) the cost of performing any maintenance or repair of an Asset and of performing a Mandatory Asset Modification (but excluding the cost of performing Discretionary Asset Modifications) and (b) the cost of Lessee Reimbursements.
“Maintenance Annual Estimate” means an estimate prepared by the Servicer each year as to the projected maintenance costs of the Assets over the 21-month period beginning on each anniversary of the Initial Closing Date.
“Maintenance Minimum Amount” means (a) the lesser of (i) $1,000,000 and (ii) the Outstanding Principal Balance of the Notes as of the applicable Payment Date prior to giving effect to the application of amounts pursuant to Section 3.09 multiplied by (b) the amount equal to (i) one minus (ii) the sum of the Maintenance Reduction Factors for (A) each Initial Asset that was not acquired or will not be acquired, and for which no Substitute Asset was or will be acquired, under the Asset Purchase Agreement, (B) each Initial Asset for which a Disposition Date shall have occurred that was not subject to a Replacement Exchange relating to such Asset Disposition (or otherwise replaced by a Replacement Asset) and (C) each Initial Asset that was replaced by a Substitute Asset or Replacement Asset, and a Disposition Date shall have occurred for such Substitute Asset (or Replacement Asset therefor) and such Substitute Asset or Replacement Asset was not subject to a Replacement Exchange relating to such Asset Disposition (or otherwise replaced by a Replacement Asset).
“Maintenance Ratio Amount” means, for any Asset on any date, the product of (a) the Designated Percentage of such Asset and (b) the Aggregate Maintenance Ratio Amount.
“Maintenance Ratio Trigger Event” means (a) as of any Payment Date, that (i) the aggregate Outstanding Principal Balance of the Series A Notes and the Series B Notes on such Payment Date after giving effect to all principal payments made on such Payment Date divided by (ii) (x) the Adjusted Portfolio Value as of the related Calculation Date plus (y) the balance in the Maintenance Reserve Account on such Payment Date after giving effect to the transfers and deposits on such Payment Date, expressed as a percentage, exceeds 85.0% and (b) as of any other date, that a Maintenance Ratio Trigger Event (determined as provided in clause (a)) occurred as of the most recent Payment Date.
“Maintenance Reduction Factor” means, with respect to each Initial Asset, the number opposite such Initial Asset as set forth on Schedule 6.
“Maintenance Required Amount” means, with respect to any Payment Date (such Payment Date, for purposes of this definition, the “Relevant Payment Date”), an amount equal to the greater of (a) the Maintenance Minimum Amount and (b) an aggregate amount equal to the sum of (1) 100% of the projected maintenance costs of each Asset (with respect to any Asset subject to a Lease, which are payable by the applicable Lessor rather than the Lessee) (“Projected Maintenance Costs”) from such Relevant Payment Date to but excluding the first Payment Date succeeding the Relevant Payment Date, (2) 80% of the Projected Maintenance

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Costs from the first Payment Date succeeding the Relevant Payment Date to but excluding the second Payment Date succeeding the Relevant Payment Date, (3) 70% of the Projected Maintenance Costs from the second Payment Date succeeding the Relevant Payment Date to but excluding the third Payment Date succeeding the Relevant Payment Date, (4) 60% of the Projected Maintenance Costs from the third Payment Date succeeding the Relevant Payment Date to but excluding the fourth Payment Date succeeding the Relevant Payment Date, (5) 60% of the Projected Maintenance Costs from the fourth Payment Date succeeding the Relevant Payment Date to but excluding the fifth Payment Date succeeding the Relevant Payment Date, (6) 50% of the Projected Maintenance Costs from the fifth Payment Date succeeding the Relevant Payment Date to but excluding the sixth Payment Date succeeding the Relevant Payment Date, (7) 40% of the Projected Maintenance Costs from the sixth Payment Date succeeding the Relevant Payment Date to but excluding the seventh Payment Date succeeding the Relevant Payment Date, (8) 40% of the Projected Maintenance Costs from the seventh Payment Date succeeding the Relevant Payment Date to but excluding the eighth Payment Date succeeding the Relevant Payment Date, (9) 30% of the Projected Maintenance Costs from the eighth Payment Date succeeding the Relevant Payment Date to but excluding the ninth Payment Date succeeding the Relevant Payment Date, (10) 20% of the Projected Maintenance Costs from the ninth Payment Date succeeding the Relevant Payment Date to but excluding the tenth Payment Date succeeding the Relevant Payment Date, (11) 20% of the Projected Maintenance Costs from the tenth Payment Date succeeding the Relevant Payment Date to but excluding the eleventh Payment Date succeeding the Relevant Payment Date and (12) 10% of the Projected Maintenance Costs from the eleventh Payment Date succeeding the Relevant Payment Date to but excluding the twelfth Payment Date succeeding the Relevant Payment Date. The Projected Maintenance Costs shall be determined on the basis of the most recent Maintenance Annual Estimate delivered by the Issuer pursuant to Section 5.03(g), as well as information (including information provided by the Servicer) relating to any change in the actual timing of such Projected Maintenance Costs from the timing projected by such Maintenance Annual Estimate.
“Maintenance Reserve Account” has the meaning given to such term in Section 3.01.
“Mandatory Asset Modification” means a modification or improvement of an Asset made after the Delivery Date for such Asset, the cost of which is capitalized in accordance with GAAP, required pursuant to the terms of the related Lease or the terms of Applicable Law or which, in the reasonable determination of the Servicer, is commercially necessary in order to place such Asset in the minimum condition required to lease or re-lease such Asset.
“Maximum Facility Commitment” has the meaning assigned to such term in the Initial Liquidity Facility.
“Merger Transaction” has the meaning given to such term in Section 5.02(g).
“Modification Payment” has the meaning given to such term in Section 5.02(r).
“Monthly Report” has the meaning given to such term in Section 2.14(a).

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“Net Cash Proceeds” means an amount equal to the gross proceeds of the sale of the Initial Notes reduced by (a) the amount of the Initial Expenses, (b) the initial Required Expense Amount, (c) the Initial Maintenance Reserve Amount, (d) the Initial Security Deposit Amount and (e) the Initial Series C Reserve Amount.
“Net Sale Proceeds” means, with respect to any Asset Disposition, the aggregate amount of cash (including proceeds of casualty insurance) received or to be received from time to time (whether as initial or deferred consideration) by or on behalf of the seller in connection with such transaction, including Purchase Option payments, after deducting therefrom (without duplication) (a) (i) reasonable and customary brokerage commissions and other similar fees and commissions (including the Disposition Fee received by the Servicer under the Servicing Agreement), (ii) the amount of taxes payable in connection with or as a result of such transaction, (iii) the cost of any modifications to the Asset made in connection with its sale or other disposition, in each case to the extent, but only to the extent, that amounts described in this clause (a) and so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of the seller and are properly attributable to such transaction or to the Asset that is the subject thereof, (b) the aggregate amount of Additional Advances (if any) made by a Certificate Holder for purposes of increasing the Net Sale Proceeds in respect of such Asset Disposition, (c) the aggregate amount (if any) transferred from the Asset Disposition Contribution Account to the Collections Account, the Asset Replacement Account and/or a Qualified Escrow Account, as applicable, in respect of the relevant Asset Disposition and (d) the amount (if any) of any Excess Proceeds received with respect to the Asset that is the subject of such Asset Disposition during the period in which other Net Sale Proceeds are received in respect of such Asset.
“Non-Extension Drawing” has the meaning given to such term in Section 3.14(d).
“Non-Extension Notice” has the meaning given to such term in Section 3.14(d).
“Non-Significant Subsidiary” means an Issuer Subsidiary with respect to which an order or decree described in Section 4.01(e) has been entered or an event described in Section 4.01(f) has occurred if, as of the date of the entry of such order or decree or of such event, as the case may be, such Issuer Subsidiary, together with all of the Issuer Subsidiaries that have been and continue to be subject to such an order or decree or event, as the case may be, since the Initial Closing Date, own or lease Assets having an aggregate Adjusted Base Value of less than 10% of the then Adjusted Portfolio Value as of such applicable date of such order or decree or event.
“Note Purchase Agreement” means the Purchase Agreement dated May 7, 2021 among the Issuer, Willis Lease and the Initial Purchasers.
“Notes” means the Initial Notes, all Refinancing Notes, if any, and all notes, if any, issued in replacement or substitution of any such Notes.
“Notices” has the meaning given to such term in Section 12.05.

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“Notional Outstanding Principal Balance” means, as of any date, with respect to any Series of Notes, as applicable, the Outstanding Principal Balance of such Series plus the Additional Prepayment Amount for such Series, in each case as of such date.
“Obligations” means the Secured Obligations and the payments made to the Issuer or any other party pursuant to Section 3.09.
“Officer’s Certificate” means a certificate signed by, with respect to the Issuer, any Signatory Trustee and, with respect to any other Person, any authorized officer, director, trustee or equivalent representative of such Person.
“Operating Bank” means the Person acting, at the time of determination, as the Operating Bank under this Indenture and the Security Trust Agreement. The initial Operating Bank is U.S. Bank National Association.
“Opinion of Counsel” means a written opinion signed by legal counsel, who may be an employee of or counsel to the Issuer, that meets the requirements of Section 1.03.
“Optional Redemption” has the meaning given to such term in Section 3.11(a).
“Outstanding” means (a) with respect to any Series of Notes at any time, all Notes of such Series have been, at such time, authenticated and delivered by the Trustee except (i) any such Notes cancelled by, or delivered for cancellation to, the Trustee; (ii) any such Notes, or portions thereof, the payment of principal of and accrued and unpaid interest on which moneys have been deposited in the applicable Series Account or distributed to Holders by the Trustee and any such Notes, or portions thereof, the payment or redemption of which moneys in the necessary amount have been deposited in the Defeasance/Redemption Account; provided that if such Notes are to be redeemed prior to the maturity thereof in accordance with the requirements of Section 3.11(a) or 3.11(b), notice of such redemption shall have been given as provided in Section 3.11(c), or provision satisfactory to the Trustee shall have been made for giving such notice; and (iii) any such Notes in exchange or substitution for which other Notes have been authenticated and delivered, or which have been paid pursuant to the terms of this Indenture (unless proof satisfactory to the Trustee is presented that any of such Note is held by a Person in whose hands such Note is a legal, valid and binding obligation of the Issuer); and (b) when used with respect to any evidence of indebtedness other than any Notes means, at any time, any principal amount thereof then unpaid and outstanding (whether or not due or payable).
“Outstanding Disposition Premium” means, in respect of any Payment Date and any Series of Notes, the excess (if any) of (i) the aggregate amount of Disposition Premium for such Series of Notes for each Asset Disposition that occurred prior to the Calculation Date related to such Payment Date over (ii) the aggregate amount of Disposition Premium actually paid pursuant to Section 3.09 prior to such Payment Date.

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“Outstanding Principal Balance” means, with respect to any Notes or Series of Notes that are Outstanding, the aggregate principal amount evidenced by such Notes or Series of Notes that is then unpaid and outstanding.
“Owner Trustee” means Wilmington Trust Company, as Owner Trustee of the Issuer, and its successors in such capacity.
“Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment (other than any Aircraft Engine) installed in, or attached to (or constituting a spare for any such item installed in or attached to) any Asset.
“Partial Loss” means, with respect to any Asset, any event or occurrence of loss, damage, destruction or the like which is not a Total Loss.
“Partial Loss Proceeds” means, with respect to any Asset, the total proceeds of the insurance or reinsurance (other than in respect of liability insurance) paid in respect of any Partial Loss to any Issuer Group Member.
“Participant” means, with respect to DTC, Euroclear or Clearstream, a Person who has an account with DTC, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).
“Part-Out Agreement” means any agreement for part-out, consignment agreement or similar agreement for the part-out of an Asset (and related Parts).
“Part-Out Asset” means an Asset subjected to a Part-Out Agreement.
“Part-Out Sale” means, with respect to any Asset, the sale, transfer or other disposition of, as applicable, any Part on such Asset pursuant to a Part-Out Agreement.
“Part-Out Sale Completion Date” means, with respect to any Part-Out Asset, the earlier of (i) the date (as determined in good faith by the Servicer) on which the relevant Issuer Group Member has received substantially all of the Net Sale Proceeds from all Part-Out Sales that the Servicer expects in good faith to receive from the part-out of such Part-Out Asset and (ii) the date falling 24 months from the date on which such Part-Out Asset is subjected to the relevant Part-Out Agreement.
“Paying Agent” has the meaning given to such term in Section 2.03(a).
“Payment Date” means the 15th day of each month, provided that if any Payment Date would otherwise fall on a day that is not a Business Day, such Payment Date will be the first following day that is a Business Day, commencing on June 15, 2021.

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“Periodic Hedge Payment” means any payment under a Currency Hedge Agreement other than a Hedge Termination Payment.
“Permitted Account Investments” means
(a) in each case, book-entry securities, negotiable instruments or securities in registered form that evidence:
(i)direct obligations of, and obligations fully Guaranteed as to timely payment by, the United States of America (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds);
(ii)demand deposits, time deposits or certificates of deposit of the Operating Bank or of depositary institutions or trust companies organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any United States branch of a foreign bank) having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds; provided that at the time of Investment or contractual commitment to invest therein, the short-term debt rating of such depositary institution or trust company shall be at least A-1 by Standard & Poor’s or F-1 by Fitch;
(iii)Investments in money market funds (including funds in respect of which the Trustee or any of its Affiliates is investment manager or advisor) having a rating of at least AAAm by Standard & Poor’s or Fitch; or
(iv)notes or bankers’ acceptances (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds) issued by any depositary institution or trust company referred to in (ii) above; or
(b)any other Investments (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds pursuant to this Indenture) approved by the Controlling Party and in respect of which notice is given to the Rating Agencies;
provided, however, that no Investment shall be made in any obligations of any depositary institution or trust company which has a contractual right to set off and apply any deposits held, and other indebtedness owing, by any Issuer Group Member to or for the credit or the account of such depositary institution or trust company; provided further that if, at any time, the rating of any of the foregoing investments falls below “BBB” by Standard & Poor’s or Fitch, such downgraded investment will no longer constitute a “Permitted Account Investment”.
“Permitted Asset Acquisition” has the meaning given to such term in Section 5.02(q).
“Permitted Asset Disposition” has the meaning given to such term in Section 5.02(p).

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“Permitted Encumbrance” means (i) any Encumbrance for taxes, assessments and governmental charges or levies not yet due and payable or which are being contested in good faith by appropriate proceedings, provided that the proceedings relating to such Encumbrance or the continued existence of such Encumbrance do not give rise to any reasonable likelihood of the sale, forfeiture or other loss of the affected asset; (ii) in respect of any Asset, any Encumbrance of a repairer, carrier or hangar keeper arising in the ordinary course of business by operation of law or similar Encumbrance, provided that the proceedings relating to such Encumbrance or the continued existence of such Encumbrance do not give rise to any reasonable likelihood of the sale, forfeiture or other loss of the affected asset; (iii) any Encumbrances on any Assets permitted under any Lease thereof (other than Encumbrances created by the relevant lessor); (iv) any Encumbrances created by or through or arising from debt or liabilities or any act or omission of any Lessee in each case either in contravention of the relevant Lease (whether or not such Lease has been terminated) or without the consent of the relevant lessor (provided that if such lessor becomes aware of any such Encumbrance, it shall use commercially reasonable efforts to have any such Encumbrance lifted, removed and otherwise discharged); (v) any Encumbrance created in favor of the Issuer or any Issuer Subsidiary or the Security Trustee, including any Encumbrance created or required to be created under the Security Trust Agreement or any other Security Document; (vi) any Encumbrance arising under any agreements the terms of which contemplate that custody of Lessee Funds held for Lessees with respect to Replacement Assets is held by a third-party; (vii) any Lease in respect of any Asset and the rights of the Lessee under such Lease; (viii) any Encumbrance in respect of the deposit of any Net Sale Proceeds in any Qualified Escrow Account with a Qualified Intermediary as part of a Replacement Exchange; and (ix) any Encumbrance arising under the Initial Liquidity Facility.
“Permitted Holder” has the meaning given to such term in Section 5.02(i)(iii).
“Permitted Person” means, with respect to any Beneficial Interest Certificate, the holder of such Beneficial Interest Certificate or holder of a direct or indirect interest in such Beneficial Interest Certificate (as applicable), each of which is either (1) a United States Person, or (2) treated for U.S. federal income tax purposes as a disregarded entity that is a branch of a United States Person, and each of which has covenanted to retain such status for so long as it continues to own such Beneficial Interest Certificate or direct or indirect interest (as applicable).
“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.
“Portfolio” means, at any time, all Assets owned by the Issuer Group.
“Premium Threshold Amount” means, as of any Redemption Date, (i) prior to the first anniversary of the Initial Closing Date, an amount equal to 30% of the initial Outstanding Principal Balance of the Initial Notes has been repaid using Net Sale Proceeds from Asset Dispositions (other than any Asset Dispositions resulting from a Total Loss) and/or redeemed in connection with an Optional Redemption (other than an Acquisition Balance Redemption), in the

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aggregate on or prior to such Redemption Date, (ii) on and after the first anniversary of the Initial Closing Date but prior to the second anniversary of the Initial Closing Date, an amount equal to 40% of the initial Outstanding Principal Balance of the Initial Notes has been repaid using the Net Sale Proceeds from Asset Dispositions (other than any Asset Dispositions resulting from a Total Loss) and/or redeemed in connection with an Optional Redemption (other than an Acquisition Balance Redemption), in the aggregate on or prior to such Redemption Date, (iii) on and after the second anniversary of the Initial Closing Date but prior to the third anniversary of the Initial Closing Date, an amount equal to 50% of the initial Outstanding Principal Balance of the Initial Notes has been repaid using the Net Sale Proceeds from Asset Dispositions (other than any Asset Dispositions resulting from a Total Loss) and/or redeemed in connection with an Optional Redemption (other than an Acquisition Balance Redemption), in the aggregate on or prior to such Redemption Date or (iv) on and after the third anniversary of the Initial Closing Date but prior to the fourth anniversary of the Initial Closing Date, an amount equal to 60% of the initial Outstanding Principal Balance of the Initial Notes has been repaid using the Net Sale Proceeds from Asset Dispositions (other than any Asset Dispositions resulting from a Total Loss) and/or redeemed in connection with an Optional Redemption (other than an Acquisition Balance Redemption), in the aggregate on or prior to such Redemption Date.
“Prior Ranking Amounts” means, with respect to any amount to be paid in accordance with Section 3.09(a) or 3.09(b) (as applicable), all amounts, if any, to be paid prior to the payment of such amount in accordance with Section 3.09(a) or 3.09(b) (as applicable).
“Pro Forma Lease” has the meaning given to such term in Section 5.02(s)(ii).
“Pro Rata Percentage” means, for any Series of Notes on any Calculation Date, (a) the Outstanding Principal Balance of such Series on such Calculation Date divided by (b) the Adjusted Portfolio Value on such Calculation Date.
“Prohibited Country” has the meaning given to such term in Section 5.02(t).
“Purchase Option” means a contractual option granted by the lessor or owner under an Asset Agreement (including pursuant to a conditional sale agreement) as to the purchase of the applicable Asset.
“Purchase Option Date” means, with respect to a Purchase Option, the first date such Purchase Option is exercisable.
“QEC Kit” means a quick engine change kit, consisting of components and accessories installed or capable of being installed on an engine to speed the removal and installation of the engine on an aircraft.
“QIB” means a “qualified institutional buyer” as defined in Rule 144A.
“Qualified Escrow Account” means an escrow account that is (i) established with a Qualified Intermediary pursuant to an agreement under which all or a portion of the Net Sale

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Proceeds from an Asset Disposition are deposited in such escrow account in connection with a Replacement Exchange and are to be applied to the acquisition of a Replacement Asset designated by the Issuer or another Issuer Group Member or, subject to Section 3.01(i)(iii), if and to the extent not so applied by the end of the applicable Replacement Period for such Asset Disposition, deposited by the Qualified Intermediary in the Collections Account and (ii) in respect of which the Issuer or the applicable Issuer Subsidiary has pledged its rights in such escrow account to the Security Trustee pursuant to the Security Trust Agreement.
“Qualified Intermediary” means a Person (i) that has a short term debt rating of or (ii) where the obligations of such Person are guaranteed by a Person that has a short term debt rating of, in each case not lower than A-1 from Standard & Poor’s or F-1 from Fitch.
“Rapid Amortization Amounts” means, in respect of any Series on any Payment Date, the amounts actually applied to such Series on such Payment Date pursuant to Section 3.09(a)(xii)(b) and (xiii)(b).
“Rapid Amortization Event” means, with respect to any Payment Date, any of the following exist with respect to such Payment Date:
(a) a DSCR Amortization Event;
(b) the Expected Final Payment Date shall have occurred; or
(c) as of any Payment Date occurring after the end of the Delivery Period, there are fewer than eight Assets (for these purposes, including any Asset that was subjected to an Asset Disposition where the Net Sales Proceeds thereof are reserved for Asset Substitutions) and the aggregate Outstanding Principal Balance of the Notes is less than an amount equal to the sum of the following determined for each Series: (x) 1/3 multiplied by (y) the initial Outstanding Principal Balance of the Notes of such Series multiplied by (z) the applicable Scheduled Series Percentage for such Series as of such Payment Date.
“Rating Agency” means each of KBRA and any other nationally recognized statistical rating organization designated by the Issuer; provided that such organizations shall only be deemed to be a Rating Agency for purposes of this Indenture with respect to the Notes they are then rating.
“Rating Agency Confirmation” means (i) that the Rating Agency has received ten Business Days prior notice of such action or transaction and (ii) only if the Rating Agency is notified of the issuance of any additional Notes by the Issuer, a prior written confirmation from the Rating Agency received by the Issuer and the Trustee to the effect that a specified action or event shall not result in the downgrade, qualification or withdrawal of the Rating Agency’s then current credit rating, if any, of any such Notes then Outstanding; provided that in the event one of the following applies with respect to a Rating Agency, and the Issuer or Administrative Agent shall have delivered an Officer’s Certificate to the Trustee certifying that one of the following applies with respect to a Rating Agency, a Rating Agency Confirmation means a written notice

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to such Rating Agency of such specified action or event and: (a) such Rating Agency has made a public statement to the effect that it will no longer review events or circumstances of the type requiring receipt of Rating Agency Confirmation for purposes of evaluating whether to confirm the then-current ratings of obligations rated by such Rating Agency or (b) such Rating Agency has communicated to the Issuer, the Servicer, the Administrative Agent or the Trustee (or their legal counsel or agent) that it will not review such event or circumstance for purposes of evaluating whether to confirm the then-current rating of the Notes.
“Received Currency” has the meaning given to such term in Section 12.07(a).
“Receiver” means any Person or Persons appointed as (and any additional Person or Persons appointed or substituted as) administrative receiver, receiver, manager or receiver and manager.
“Record Date” means, with respect to each Payment Date or Redemption Date, the close of business on the last Business Day prior to such Payment Date or Redemption Date, and, with respect to the date on which any Direction is to be given by the Holders, unless otherwise provided pursuant to Section 1.04(d), the close of business on the last Business Day prior to the solicitation of such Direction.
“Redemption” means an Optional Redemption (including an Acquisition Balance Redemption and a Redemption after the occurrence and during the continuance of an Event of Default) or a Tax Redemption, as the context may require.
“Redemption Date” means the date, which, in the case of a Redemption in part, shall be a Payment Date, and in the case of a Redemption in whole, shall be a Business Day, on which any Series of Notes are to be redeemed pursuant to a Redemption.
“Redemption Premium” means, with respect to a Redemption of any Series of Notes (a) for so long as no Event of Default has occurred and is continuing on the relevant Redemption Date, unless clause (b) applies, an amount equal to (1) with respect to a Redemption occurring prior to the first anniversary of the Initial Closing Date, so long as (and to the extent) the applicable Premium Threshold Amount has been exceeded, an amount equal to the Outstanding Principal Balance for such Series being redeemed on such Redemption Date, multiplied by the applicable Stated Rate, (2) with respect to a Redemption occurring on or after the first anniversary of the Initial Closing Date but prior to the second anniversary of the Initial Closing Date, so long as (and to the extent) the applicable Premium Threshold Amount has been exceeded, an amount equal to 75% of the Outstanding Principal Balance for such Series being redeemed on such Redemption Date, multiplied by the applicable Stated Rate, (3) with respect to a Redemption occurring on or after the second anniversary of the Initial Closing Date but prior to the third anniversary of the Initial Closing Date, so long as (and to the extent) the applicable Premium Threshold Amount has been exceeded, an amount equal to 50% of the Outstanding Principal Balance for such Series being redeemed on such Redemption Date, multiplied by the applicable Stated Rate and (4) with respect to a Redemption occurring on or after the third

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anniversary of the Initial Closing Date but prior to the fourth anniversary of the Initial Closing Date, so long as (and to the extent) the applicable Premium Threshold Amount has been exceeded, an amount equal to 25% of the Outstanding Principal Balance for such Series being redeemed on such Redemption Date, multiplied by the applicable Stated Rate and (b) (i) until the fourth anniversary of the Initial Closing Date for so long as the applicable Premium Threshold Amount has not been exceeded, (ii) on and after the fourth anniversary of the Initial Closing Date or (iii) during the continuance of an Event of Default, an amount equal to zero.
“Redemption Price” means, (a) with respect to any Series of Notes that will be the subject of a Refinancing or an Optional Redemption (other than an Acquisition Balance Redemption), an amount equal to the Outstanding Principal Balance of the Series of Notes being repaid together with all accrued and unpaid interest thereon and the Redemption Premium (if any), (b) with respect to any Series of Notes that will be the subject of an Acquisition Balance Redemption, the amount allocated to such Series as described in Section 3.11(a), and without any Redemption Premium, (c) with respect to any Series of Notes that will be the subject of a Tax Redemption or Redemption pursuant to Section 3.11(a) after the occurrence and during the continuance of an Event of Default, the Outstanding Principal Balance of such Series of Notes together with accrued and unpaid interest thereon but without any Redemption Premium and (d) with respect to any Series of Notes redeemed with Excess Proceeds Applied Amounts, the amount allocated to such Series as described in Section 3.09(a) or (b) (to the extent of applicable available amounts), and without any Redemption Premium.
“Refinancing” has the meaning given to such term in Section 2.10(a).
“Refinancing Account” has the meaning given to such term in Section 3.01.
“Refinancing Expenses” means all out-of-pocket costs and expenses Incurred in connection with a Refinancing, including all expenses in connection with an offering and issuance of Refinancing Notes or borrowing under a loan, credit agreement or other debt instrument, as applicable.
“Refinancing Notes” means notes issued by the Issuer under this Indenture at any time and from time to time after the date hereof, in a Refinancing in accordance with Section 2.10 (subject to Section 1.02(n)).
“Register” has the meaning given to such term in Section 2.03(a).
“Registrar” has the meaning given to such term in Section 2.03(a).
“Regulation S” means Regulation S under the Securities Act.
“Regulation S Global Note” means a Regulation S Temporary Global Note or a Regulation S Permanent Global Note, as the context may require.
“Regulation S Permanent Global Note” means a permanent global Note bearing the restrictive legends specified in Section 2.02 deposited with or on behalf of and registered in the name of

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the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of any Regulation S Temporary Global Note that may be issued from time to time upon expiration of the applicable Restricted Period.
“Regulation S Temporary Global Note” means each temporary global Note containing the legend set forth in Section 2.02(c) deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the principal amount of any Initial Notes or Refinancing Notes initially sold or to be sold in reliance on Rule 903 of Regulation S.
“Reinvestment Rules of Construction” means the following rules of construction, which shall be applicable only where expressly stated to apply:
If an Asset was subjected to an Asset Disposition but the Net Sale Proceeds thereof were deposited into the Asset Replacement Account or a Qualified Escrow Account in accordance with the terms hereof, then such Asset shall be treated as not having been subjected to an Asset Disposition for the period in which such Net Sale Proceeds remain in the Asset Replacement Account or Qualified Escrow Account in accordance with the terms hereof.
If a Replacement Asset was not a part of the Portfolio on the date referenced (or if applicable for such calculation, on the Calculation Date), each reference to an amount for such Asset on such date shall be calculated as the applicable amount for the Asset to which such Replacement Asset is Related.
A Replacement Asset shall be “Related” to an Initial Asset and (if any) another Replacement Asset if such Replacement Asset shall have been acquired with Net Sale Proceeds in the Asset Replacement Account or a Qualified Escrow Account from the Asset Disposition of (x) such Initial Asset or (y) such other Replacement Asset that was Related to such Initial Asset.
“Related Collateral Document” means any letter of credit, third party or bank guarantee or cash collateral provided by or on behalf of a Lessee to secure such Lessee’s obligations under a Lease.
“Related Documents” means the Administrative Agency Agreement, each Eligible Credit Facility, this Indenture, the Notes, the Security Documents, the Servicing Agreement, the Asset Purchase Agreement, any Currency Hedge Agreements, the Note Purchase Agreement and the constitutional documents (including trust documents) of the Issuer Group Members. References to “Related Documents” will also include, where the context requires, any Refinancing Notes and any Acquisition Agreements, guarantees, asset or stock purchase agreements, swap or other interest rate, currency or other hedging agreements or any other agreement entered into or security offered by any Issuer Group Member in connection with any acquisition of Replacement Assets.
“Relevant Information” means any information provided to the Administrative Agent by the Trustee, the Security Trustee, the Operating Bank, any Authorized Agent, the Issuer, the Controlling Trustees or any Service Provider.

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“Remaining Initial Assets” means each of the Initial Assets in respect of which the corresponding Asset Interest was not sold, assigned and transferred to the Issuer on the Initial Closing Date.
“Remaining Security Deposit” means, as of any date of determination, the aggregate amount of each Security Deposit for an Asset that (a) does not constitute Segregated Funds and (b) as of such date of determination may, under the applicable Lease, be required to be repaid to the applicable Lessee.
“Rent Based Fees” means the Senior Rent Based Fees and the Subordinated Rent Based Fees.
“Rental Payments” means all rental payments and other amounts equivalent to a rental payment payable by or on behalf of a Lessee under a Lease.
“Replacement Asset” means (a) any Airframe or Aircraft Engine acquired in a Replacement Exchange by any Issuer Group Member from a Seller after the Initial Closing Date in accordance with Section 3.01(i) and 5.02(q), or (b) any Aircraft Engine replacing a prior Aircraft Engine pursuant to a Lease as provided in Sections 4.01 and 4.02 of Schedule 2.02(a) of the Servicing Agreement, but in each case, excluding any Airframe or Engine after it has been sold or disposed of by way of a completed Asset Disposition.
“Replacement Exchange” means the acquisition by any Issuer Group Member of one or more Replacement Assets in a Permitted Asset Acquisition with all or a portion of the Net Sale Proceeds from one or more Permitted Asset Dispositions by any Asset Subsidiary or Asset Trust within the Replacement Period applicable to such Permitted Asset Disposition; provided that the Issuer shall have elected to use all or such portion of such Net Sale Proceeds in a Replacement Exchange in accordance with Section 3.01(i) hereof. A Replacement Exchange shall commence on the date of the first Permitted Asset Disposition that is a part of the Replacement Exchange and shall terminate on the date of the last Permitted Asset Acquisition that is a part of the Replacement Exchange.
“Replacement Liquidity Facility” means, for the Initial Liquidity Facility (including any Replacement Liquidity Facility that is referred to as the Initial Liquidity Facility as provided in the definition of that phrase), an irrevocable revolving credit agreement (or agreements), complying with all of the requirements of Section 3.14(e), in substantially the form of the Initial Liquidity Facility (or such Replacement Liquidity Facility), including reinstatement provisions, or in such other form or forms (which may include a letter of credit, surety bond, swap, financial insurance policy or guaranty) as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the Notes (before downgrading of such ratings, if any, as a result of the downgrading of the ratings of the replaced Initial Liquidity Facility Provider (or the Replacement Liquidity Facility Provider referred to as the Initial Liquidity Facility Provider as provided in the definition of that phrase)), in a face amount (or in an aggregate face amount) equal to the then Maximum Facility Commitment under the replaced Initial Liquidity Facility (or such Replacement Liquidity Facility) and issued by an Eligible Provider or Eligible Providers. Without limitation of the form that a Replacement Liquidity Facility otherwise may

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have pursuant to the preceding sentence, a Replacement Liquidity Facility may have a stated expiration date earlier than 15 days after the Final Maturity Date of the Initial Notes so long as such Replacement Liquidity Facility provides for a Non-Extension Drawing as contemplated by Section 3.14(d).
“Replacement Liquidity Facility Provider” means a Person (or Persons) who issues a Replacement Liquidity Facility.
“Replacement Period” means, with respect to any portion of the Net Sale Proceeds realized from a Permitted Asset Disposition that the Issuer elects to use to acquire Replacement Assets in a Replacement Exchange pursuant to Section 3.01(i) hereof, the period beginning on the date of such Asset Disposition and ending on the earlier of (a) (i) in the case of Net Sale Proceeds realized from a Permitted Asset Disposition with respect to which the Net Sale Proceeds were equal to or greater than $[*] (such amount, the “Sale Proceeds Threshold Amount”), the [*] day after the date of such Asset Disposition or (ii) in the case of Net Sale Proceeds realized from Permitted Asset Dispositions with respect to which the Net Sale Proceeds were less than the Sale Proceeds Threshold Amount that are deposited in a Qualified Escrow Account, the [*] day after the date of such Asset Disposition or (iii) in the case of Net Sale Proceeds realized from Permitted Asset Dispositions with respect to which the Net Sale Proceeds were less than Sale Proceeds Threshold Amount that are not deposited in a Qualified Escrow Account, the earlier of (A) the final day of such longer period as the Issuer may elect and (B) the date on which such Net Sale Proceeds are required to be transferred to the Asset Purchase Account in accordance with Section 3.01(i)(iii) and (b) the occurrence of an Event of Default.
“Required Amount” means, with respect to the Liquidity Facility Reserve Account, (a) initially zero; provided that, if a Downgrade Drawing or a Non-Extension Drawing shall have occurred, the Required Amount as of any Calculation Date shall be an amount equal to the Maximum Facility Commitment as of such Calculation Date, and (b) with respect to any other Eligible Credit Facility, such amount as the Controlling Trustees have unanimously determined (and for which a Rating Agency Confirmation and, if the Initial Liquidity Facility is then in effect, the prior written consent of the Initial Liquidity Facility Provider have been received), plus the increase, if any, in the Required Amount for the applicable Cash Collateral Account or Eligible Credit Facility provided for by the terms of any Refinancing Notes.
“Required Expense Amount” means, with respect to each Payment Date, an amount equal to the Expenses (other than Service Provider Fees consisting of the Rent Based Fees) payable during the three succeeding Interest Accrual Periods beginning on such Payment Date or reasonably anticipated by the Administrative Agent to become due and payable during such period, the accrual of which would be prudent in light of the size and timing of such Expenses.
“Required Expenses Shortfall” has the meaning given to such term in Section 3.07(g)(i).
“Required Majority” means the Holders representing more than 50% of the then Outstanding Principal Balance of the Notes who shall approve or direct any proposed action to be taken pursuant to the terms of this Indenture, provided that, in making such a determination, each Holder shall

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be required to vote the entire Outstanding Principal Balance of the Notes held by such Holder in favor of, or in opposition to, such proposed action, as the case may be.
“Requisition Compensation” means all monies or other compensation receivable by any Issuer Group Member from any government, whether civil, military or de facto, or public or local authority in relation to an Asset in the event of its requisition for title, confiscation, restraint, detention, forfeiture or compulsory acquisition or seizure or requisition for hire by or under the order of any government or public or local authority.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means (a) with respect to the Trustee, the Security Trustee or the Operating Bank, as the case may be, any officer within the Corporate Trust Office, including any Vice President, Managing Director, Director, Associate, Assistant Vice President, or any other officer of the Trustee, the Security Trustee or the Operating Bank, as applicable, customarily performing functions similar to those performed by any of the above designated officers and, in each case, with direct responsibility for the administration of the Related Documents to which the Trustee, the Security Trustee or the Operating Bank is a party and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject, (b) with respect to the Issuer, any Signatory Trustee and (c) with respect to any Person providing an Eligible Credit Facility and the Administrative Agent, any authorized officer of such Person.
“Restricted Period” has the meaning given to such term in Section 2.12(c)(ii).
“Restrictive Legend” means the legend in the form set forth in Section 2.02(a).
“Rule 144A” means Rule 144A under the Securities Act.
“Rule 144A Global Notes” has the meaning given to such term in Section 2.01(b).
“Sale Proceeds Threshold Amount” has the meaning given to such term in the definition of “Replacement Period”.
“Sanctions Authority” has the meaning given to such term in Section 5.01(s).
“Scheduled Collections Period” has the meaning given to such term in Section 3.01(b)(ii).
“Scheduled Principal Payment Amount” means, with respect to any Series on any Payment Date, the excess, if any, of the Notional Outstanding Principal Balance of such Series of Notes over the Scheduled Target Principal Balance of such Series of Notes on such Payment Date, in each case before giving effect to the application of funds pursuant to Section 3.09(a) on such Payment Date but after giving effect to any partial Redemption of such Series of Notes on such Payment Date; provided that in no event shall the Scheduled Principal Payment Amount of any Series exceed the Outstanding Principal Balance of such Series.

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“Scheduled Series Percentage” means, with respect to any Series of Notes and Asset on any Payment Date, the related percentage for such Series and Asset set forth in Schedule 5 for the Calculation Date relating to such Payment Date; provided that for any Group 3 Asset that is not an Airframe identified herein on the Initial Closing Date, the Scheduled Series Percentage (x) for the Series A Notes and the Series B Notes shall be the related percentage for such Series and Asset set forth in a schedule to be prepared by the Administrative Agent and delivered to the Issuer (with a copy to the Trustee) in connection with the acquisition of such Airframe, which shall be prepared based on straight line amortization to zero over a period equal to the lower of (i) 12 years and (ii) 25 years minus the age of the Airframe at the time it is included in the Portfolio, until the 96th Payment Date, and (y) for the Series C Notes, a percentage determined based on straight line amortization to zero over a period of 8 years, starting on the second Payment Date after the Initial Closing Date, and in each case Schedule 5 shall be amended by delivery thereof to the Issuer (with a copy to the Trustee) to include such schedule.
“Scheduled Target Principal Balance” means, for each Series of Notes and Asset on any Payment Date, the sum of (a) the product of (i) the Scheduled Series Percentage of such Series on such Payment Date for Group 1 Assets and (ii) the sum of the Allocable Notional Series Amount of each Group 1 Asset that was an Asset on the related Calculation Date, (b) the product of (i) the Scheduled Series Percentage of such Series on such Payment Date for Group 2 Assets and (ii) the sum of the Allocable Notional Series Amount of each Group 2 Asset that was an Asset on the related Calculation Date and (c) the product of (i) the Scheduled Series Percentage of such Series on such Payment Date for Group 3 Assets and (ii) the sum of the Allocable Notional Series Amount of each Group 3 Asset that was an Asset on the related Calculation Date.
“Secured Obligations” has the meaning given to such term in the Security Trust Agreement.
“Secured Parties” has the meaning given to such term in the Security Trust Agreement.
“Securities” means the Initial Notes and all Refinancing Notes, if any.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Security Deposit” means any cash deposits and other collateral provided by, or on behalf of, a Lessee to secure the obligations of such Lessee under a Lease.
“Security Deposit Account” has the meaning given to such term in Section 3.01.
“Security Documents” means the Security Trust Agreement, the Custodian Agreement, the Asset Mortgages, the Asset Mortgage and Lease Security Assignments, the Lease Security Assignments and each guarantee, security assignment, consent, letter, acknowledgement, notice and power of attorney and any document or certificate executed pursuant to or in connection with the Security Trust Agreement or in the Security Trustee’s capacity as Security Trustee thereunder, or otherwise, for the purpose of granting a security interest in any Collateral to the Security Trustee for the benefit of the Secured Parties or for the purpose of perfecting such security interest (but not including any Lease document or Lessee consent).

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“Security Interests” means the security interests granted or expressed to be granted in the Collateral pursuant to the Security Trust Agreement or any other Security Document.
“Security Trust Agreement” means the Security Trust Agreement dated as of the Initial Closing Date, among the Issuer, the Security Trustee and each other party thereto.
“Security Trustee” means the Person appointed, at the time of determination, as the trustee for the benefit of the Secured Parties pursuant to Section 7.01 of the Security Trust Agreement. The initial Security Trustee is U.S. Bank National Association.
“Segregated Funds” means, with respect to each Lease, (a) all Security Deposits provided for under such Lease that have been received from the relevant Lessee or pursuant to the relevant Acquisition Agreement with respect to such Lease, (b) any security deposit pledged to the relevant Lessee by an Issuer Group Member and (c) all other funds, including any Usage Fee payments, received from the relevant Lessee or pursuant to the relevant Acquisition Agreement with respect to such Lease and in each case of clause (a), (b) and (c) not permitted, pursuant to the terms of such Lease, to be commingled with the funds of the Issuer Group.
“Seller” means (i), with respect to the Asset Purchase Agreement, Willis Lease, and (ii) with respect to any other Acquisition Agreement, Willis Lease or any other seller of an Asset in a Permitted Asset Acquisition.
“Senior Claim” means, with respect to any Obligations, all other Obligations the payment of which constitutes a Prior Ranking Amount with respect thereto.
“Senior Claimant” means the holder of a Senior Claim.
“Senior Hedge Payment Shortfall” has the meaning given to such term in Section 3.07(g)(ii).
“Senior Hedge Payments” means Hedge Payments other than Subordinated Hedge Payments.
“Senior Rent Based Fees” has the meaning given to such term in the Servicing Agreement.
“Senior Series” means (a) so long as any Series A Notes are Outstanding or amounts are payable to the Holders of the Series A Notes, the Series A Notes, (b) after the Series A Notes have been repaid in full and all amounts due to the Holders of the Series A Notes have been paid in full and so long as any Series B Notes are Outstanding or amounts are payable to the Holders of the Series B Notes, the Series B Notes and (c) after the Series A Notes and the Series B Notes have been repaid in full and all amounts due to the Holders of the Series A Notes and the Series B Notes have been paid in full and so long as any Series C Notes are Outstanding or amounts are payable to the Holders of the Series C Notes, the Series C Notes.

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“Senior Trustee” means (a) so long as any Series A Notes are Outstanding or amounts are payable to the Holders of the Series A Notes, the Trustee of the Series A Notes (acting at the written direction of the Holders of a majority of the Outstanding Principal Balance of such Series), (b) after the Series A Notes have been repaid in full and all amounts due to the Holders of the Series A Notes have been paid in full (as certified in writing to the Trustee) and so long as any Series B Notes are Outstanding or amounts are payable to the Holders of the Series B Notes, the Trustee of the Series B Notes (acting at the written direction of the Holders of a majority of the Outstanding Principal Balance of such Series) and (c) after the Series A Notes and the Series B Notes have been repaid in full and all amounts due to the Holders of the Series A Notes and the Series B Notes have been paid in full (as certified in writing to the Trustee) and so long as any Series C Notes are Outstanding or amounts are payable to the Holders of the Series C Notes, the Trustee of the Series C Notes (acting at the written direction of the Holders of a majority of the Outstanding Principal Balance of such Series).
“Series” means any series of Notes established pursuant to this Indenture.
“Series A Interest Shortfall” has the meaning given to such term in Section 3.07(g)(ii).
“Series A Note” means any Note, in substantially the form of Exhibit A-1 hereto, issued as part of a Series of Notes that is designated as “Series A”, which may be further differentiated by a numeric designation consisting of the year in which such Series is issued and consecutive numbers in chronological order of issuance to differentiate the Notes of each such Series of Series A Notes from the Notes of any other Series of Series A Notes, provided that two or more Series of Series A Notes issued at the same time may be given additional alphanumeric designations to differentiate such Series among themselves.
“Series Account” has the meaning given to such term in Section 3.01.
“Series B Interest Shortfall” has the meaning given to such term in Section 3.07(g)(iii).
“Series B Note” means any Note, in substantially the form of Exhibit A-2 hereto, issued as part of a Series of Notes that is designated as “Series B”, which may be further differentiated by a numeric designation consisting of the year in which such Series is issued and consecutive numbers in chronological order of issuance to differentiate the Notes of each such Series of Series B Notes from the Notes of any other Series of Series B Notes, provided that two or more Series of Series B Notes issued at the same time may be given additional alphanumeric designations to differentiate such Series among themselves.
“Series B Purchase Date” has the meaning given to such term in Section 4.13.
“Series B Purchase Option Notice” has the meaning given to such term in Section 4.13.
“Series B Purchaser” has the meaning given to such term in Section 4.13.
“Series C Excess Proceeds Series Payment Shortfall” has the meaning given to such term in Section 3.07(g)(vi).

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“Series C Interest Shortfall” has the meaning given to such term in Section 3.07(g)(iv).
“Series C Note” means any Note, in substantially the form of Exhibit A-3 hereto, issued as part of a Series of Notes that is designated as “Series C”, which may be further differentiated by a numeric designation consisting of the year in which such Series is issued and consecutive numbers in chronological order of issuance to differentiate the Notes of each such Series of Series C Notes from the Notes of any other Series of Series C Notes, provided that two or more Series of Series C Notes issued at the same time may be given additional alphanumeric designations to differentiate such Series among themselves.
“Series C Purchase Date” has the meaning given to such term in Section 4.14.
“Series C Purchase Option Notice” has the meaning given to such term in Section 4.14.
“Series C Purchaser” has the meaning given to such term in Section 4.14.
“Series C Reserve Account” has the meaning given to such term in Section 3.01.
“Series C Reserve Amount” means $1,000,000.
“Series C Scheduled Principal Shortfall” has the meaning given to such term in Section 3.07(g)(v).
“Series C Shortfall” means a Series C Interest Shortfall, a Series C Scheduled Principal Shortfall or a Series C Excess Proceeds Series Payment Shortfall.
“Service Provider” means each of the Trustee, the Servicer, the Administrative Agent, the Operating Bank, the Security Trustee and any other service provider retained from time to time by an Issuer Group Member pursuant to the Related Documents.
“Service Provider Fees” means any fees, expenses and other amounts (of whatever nature), except for Indemnification Amounts, Special Litigation Expenses and Special Indemnity Payments, due or reimbursable to Service Providers in accordance with the applicable agreements with such Service Providers (including the Related Documents).
“Servicer” means the Person acting, at the time of determination, in the capacity of the Servicer under the Servicing Agreement. The initial Servicer is Willis Lease.
“Servicing Agreement” means the Servicing Agreement dated as of the Initial Closing Date among the Servicer, the Administrative Agent, the Issuer Subsidiaries party thereto and the Issuer.
“Shortfall” means a Required Expenses Shortfall, a Series A Interest Shortfall, a Series B Interest Shortfall or a Senior Hedge Payment Shortfall.
“Signatory Trustee” means the Owner Trustee, any Controlling Trustee or such other trustee as the Controlling Trustees shall from time to time direct in accordance with the Trust Agreement.

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“Special Indemnity Payments” means (a) any indemnity amounts owing at any time and from time to time by the Issuer to any Holder and (b) any other indemnity amounts owing at any time and from time to time to any other Person party to a Related Document (other than the Servicer under the Servicing Agreement) which arise from violations of the Securities Act, the Exchange Act or any other securities law.
“Special Litigation Expenses” means any amounts payable by an Issuer Group Member in order to satisfy any final, non-appealable judgment against such Issuer Group Member pursuant to a litigation proceeding to which such Issuer Group Member is a named party (excluding any amounts that an Issuer Group Member is contractually obligated to pay); provided that any such amounts payable by any Issuer Group Member to any Seller or Service Provider shall not be deemed to be a Special Litigation Expense.
“Special Majority” has the meaning given to such term in the Trust Agreement.
“Specified Engine Use Fees” means use fees (as defined in the applicable Initial Leases) received from the applicable Lessee pursuant to the Initial Leases of the Aircraft Engines bearing manufacturer’s serial numbers 21737 and 599784 (or replacements thereof under such Leases).
“Standard & Poor’s” means S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC.
“Stated Expiration Date” has the meaning given to such term in Section 3.14(d).
“Stated Rate” means, with respect to a Note, as of any date of determination thereof, the interest rate set forth as the Stated Rate in such Note.
“Step-Up Interest” means, on each Payment Date following the Expected Final Payment Date, so long as there are Initial Notes outstanding, interest at the rate of 2.0% per annum, compounded monthly, on the Outstanding Principal Balance of the Initial Notes for the Interest Accrual Period ending on such Payment Date.
“Step-Up Interest Amount” means, with respect to any Initial Notes, on each Payment Date following the Expected Final Payment Date, the accrued and unpaid Step-Up Interest as of such Payment Date, including any interest at the rate of 2.0% per annum accrued on unpaid Step-Up Interest.
“Stock” means all shares of capital stock, all beneficial interests in trusts, all membership interests in limited liability companies, all ordinary shares and preferred shares and any options, warrants and other rights to acquire such shares or interests.
“Subject Asset” means, in respect of any Subject Disposition, the Asset disposed in such Subject Disposition.
“Subject Disposition” means, in respect of any Collection Period, an Asset Disposition occurring during such Collection Period.

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“Subordinated Expenses” means Special Indemnity Payments, Special Litigation Expenses and Excess Indemnification Amounts.
“Subordinated Hedge Payments” means (a) any Hedge Termination Payment with respect to the termination of a Currency Hedge Agreement resulting from a voluntary termination by an Issuer Group Member of a Currency Hedge Agreement (unless such voluntary termination is related to an Asset Disposition) or a default of the Hedge Provider or in which the Hedge Provider is the sole “affected party” as a result of a termination of a Currency Hedge Agreement (other than for a termination due to an illegality or tax event as such events are defined in the Currency Hedge Agreement) and (b) any Hedge Termination Payment which by the terms of the applicable Currency Hedge Agreement is to be subordinated in accordance with Section 3.09.
“Subordinated Rent Based Fees” has the meaning given to such term in the Servicing Agreement.
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company, trust or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company, trust or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
“Substitute Asset” means any Aircraft Engine or Airframe that is to be substituted for any Removed Asset (as defined in the Asset Purchase Agreement).
“Target Security Deposit Amount” means, with respect to any Payment Date (for the purposes of this definition only, the “Relevant Payment Date”), an amount equal to the greater of (i) $1,000,000 and (ii) the sum of (a) 100% of the Remaining Security Deposits relating to Leases expected to expire during the period from the Relevant Payment Date to but excluding the first Payment Date succeeding the Relevant Payment Date, plus (b) 75% of the Remaining Security Deposits relating to Leases expected to expire during the period from the first Payment Date succeeding the Relevant Payment Date to but excluding the second Payment Date succeeding the Relevant Payment Date, plus (c) 50% of the Remaining Security Deposits relating to Leases expected to expire during the period from the second Payment Date succeeding the Relevant Payment Date to but excluding the third Payment Date succeeding the Relevant Payment Date, plus (d) 25% of the Remaining Security Deposits relating to Leases expected to expire during the period from the third Payment Date succeeding the Relevant Payment Date to but excluding the fourth Payment Date succeeding the Relevant Payment Date.
“Tax Redemption” has the meaning given to such term in Section 3.11(b).
“Taxes” mean any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs Incurred or imposed with respect thereto) imposed or otherwise assessed by the United States of America or by any state, local or foreign government (or any subdivision or agency

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thereof) or other taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth and similar charges; and taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, gains taxes, license, registration and documentation fees, customs duties, tariffs, and similar charges.
“Termination Notice” has the meaning assigned to such term in the Initial Liquidity Facility.
“Third Party Event” has the meaning given to such term in Section 5.03.
“Threshold Rating” means a published long-term issuer credit, long-term issuer default or senior unsecured debt rating of (a) if there are any Series A Notes Outstanding, BBB by Standard & Poor’s, (b) if there are not then Series A Notes Outstanding, BBB- by Standard & Poor’s and (c) if KBRA then rates the Initial Liquidity Facility Provider, at least BBB- (or the equivalent) by KBRA.
“Total Loss” means, with respect to any Asset (a) if the same is subject to a Lease, an Event of Loss (as defined in such Lease) or the like (however so defined); or (b) if the same is not subject to a Lease, (i) its actual, constructive, compromised, arranged or agreed total loss, (ii) its destruction, damage beyond economic repair or being rendered permanently unfit for normal use for any reason whatsoever, (iii) its requisition for title, confiscation, restraint, detention, forfeiture or any compulsory acquisition or seizure or requisition for hire (other than a requisition for hire for a temporary period not exceeding 180 days) by or under the order of any government (whether civil, military or de facto) or public or local authority or (iv) its hijacking, theft or disappearance, resulting in loss of possession by the owner or operator thereof for a period of ninety (90) consecutive days or longer. A Total Loss with respect to any Asset shall be deemed to occur on the date on which such Total Loss is deemed pursuant to the relevant Lease to have occurred or, if such Lease does not so deem or the relevant Asset is not subject to a Lease, (A) in the case of an actual total loss or destruction, damage beyond economic repair or being rendered permanently unfit, the date on which such loss, destruction, damage or rendering occurs (or, if the date of loss or destruction is not known, the date on which the relevant Asset was last heard of); (B) in the case of a constructive, compromised, arranged or agreed total loss, the earlier of (1) the date 30 days after the date on which notice claiming such total loss is issued to the insurers or brokers and (2) the date on which such loss is agreed or compromised by the insurers; (C) in the case of requisition for title, confiscation, restraint, detention, forfeiture, compulsory acquisition or seizure, the date on which the same takes effect; (D) in the case of a requisition for hire, the expiration of a period of 180 days from the date on which such requisition commenced (or, if earlier, the date upon which insurers make payment on the basis of a Total Loss); or (E) in the case of clause (iv) above, the final day of the period of 90 consecutive days referred to therein.
“Trust Agreement” means that certain Amended and Restated Trust Agreement of Willis Engine Structured Trust VI, dated as of the date hereof, among the Controlling Trustees identified therein, the Owner Trustee and Willis Lease, as Depositor.

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“Trustee” means, with respect to each Series of Notes, the Person appointed, at the time of determination, as the trustee of such Series of Notes in accordance with this Indenture, as applicable. The initial Trustee for each Series of Notes is U.S. Bank National Association.
“Trustee Fees” means, the fees payable to the Trustee as set forth in a fee letter between the Issuer and the Trustee.
“Trustee Resolution” means a resolution adopted by a majority of the Controlling Trustees, evidenced by a certified copy of such resolution signed by a Signatory Trustee.
“Trustee’s Website” means the Trustee’s password protected internet website initially located at https://pivot.usbank.com.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unfunded Maintenance Reimbursement Amount” means, in respect of any Calculation Date, (a) the aggregate amount of Maintenance and Modification Expenses during the three-month period ending on such Calculation Date, less (b) the sum of (i) the aggregate of the amounts available in the Maintenance Reserve Account during the three-month period ending on such Calculation Date and (ii) any Cure Advances made to fund such Maintenance and Modification Expenses during the three-month period ending on such Calculation Date.
“United States Person” means a United States person (as defined in Section 7701(a)(30) of the Code) that is not treated for U.S. federal income tax purposes as a trust described in Subpart E of Subchapter J in Chapter 1 of the Code.
“Unowned Assets” means, as of any date of determination, the Initial Assets, if any, that are not directly or indirectly owned by Willis as of such date (excluding any such Initial Assets which were acquired by the Issuer or for which a replacement Asset was delivered to the Issuer).
“Unowned Assets Reserve Account” has the meaning given to such term in Section 3.01(i).
“Unowned Assets Reserve Target Amount” means, as of any Payment Date, the amount equal to the aggregate interest on the portion of the principal of the Notes allocable to the then-Unowned Assets, projected to be payable from (but excluding) such Payment Date to (and including) the ninth Payment Date after the Initial Closing Date; provided that the Unowned Assets Reserve Target Amount

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on any Payment Date prior to the third Payment Date, and on any Payment Date on or after the ninth Payment Date, shall be zero.
“Unowned Assets Trigger Event” means (a) the three-month anniversary of the Initial Closing Date has occurred and (b) as of the date of determination, there are Unowned Assets.
“U.S. Government Obligations” has the meaning given to such term in Section 11.02(a).
“Usage Fees” means rent (whether called usage fee, supplemental rent, utilization rent, maintenance reserve or any similar term) that is in addition to a base rent for the Asset (regardless of how such base rent is calculated) payable under a Lease, including such additional rent that is based on hours or cycles of operation of the life-limited parts of an Asset.
“Website” has the meaning given to such term in Section 5.03(j).
“Willis Lease” means Willis Lease Finance Corporation, a Delaware corporation.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
“Written Notice” means, with reference to the Issuer, the Trustee, the Operating Bank, the Security Trustee, the Administrative Agent or the provider of any Eligible Credit Facility, a written instrument executed by a Responsible Officer of such Person.
Section 1.02    Rules of Construction. Unless the context otherwise requires:
(a)A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.
(b)The terms “herein”, “hereof” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
(c)Unless otherwise indicated in context, all references to Articles, Sections, Schedules or Exhibits refer to an Article or Section of, or a Schedule or Exhibit to, this Indenture.

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(d)Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa.
(e)The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.
(f)References in this Indenture to an agreement or other document (including this Indenture) include references to such agreement or document as amended, replaced or otherwise modified (without, however, limiting the effect of the provisions of this Indenture with regard to any such amendment, replacement or modification), and the provisions of this Indenture apply to successive events and transactions. References to any Person shall include such Person’s successors in interest and permitted assigns.
(g)References in this Indenture to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor, and references to any governmental Person shall include reference to any governmental Person succeeding to the relevant functions of such Person.
(h)References in this Indenture to the Notes or to a Series of Notes include the conditions applicable to such Notes or such Series; and any reference to any amount of money due or payable by reference to such Notes or such Series shall include any sum covenanted to be paid by the Issuer under this Indenture.
(i)References in this Indenture to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in this Indenture.
(j)Where any payment is to be made, any funds are to be applied or any calculation is to be made hereunder on a day which is not a Business Day, unless any Related Document otherwise provides, such payment shall be made, funds shall be applied and calculation shall be made on the next succeeding Business Day, and payments (unless otherwise provided for in respect of the Notes) shall be adjusted accordingly. Where any calculation is to be made hereunder on a Calculation Date or any amount hereunder is in respect of a Calculation Date, such calculation shall be made as of the close of business on such Calculation Date and such amount shall be in respect of the close of business on such Calculation Date.
(k)Where the Servicer or any replacement servicer is performing or may perform lease management and/or remarketing services pursuant to a Related Document in relation to one or more Assets at the same time, a reference in this Indenture to the

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“Servicer” shall be construed as a reference to each of the Servicer or such replacement servicer and the rights and obligations of the parties hereto shall be construed accordingly.
(l)Any provision in this Indenture providing for a transfer to, or a withdrawal from, an Account or any other bank account by the Administrative Agent shall be construed to be a transfer to, or a withdrawal from, as the case may be, such Account or other bank account by the Operating Bank or other Eligible Institution at which the applicable account or accounts are located at the written, electronic or other automated funds transfer direction of the Administrative Agent. Such direction may be made by the Administrative Agent unless the Administrative Agent shall have defaulted under the Administrative Agency Agreement, and any such direction (i) shall be in writing, (ii) shall give full details of the amount to be transferred or withdrawn, the Account or other bank account to be debited, the Account or other bank account to be credited and the date of the relevant payment and (iii) shall certify that such request is made pursuant to and in accordance with the terms of this Indenture. The Operating Bank and the Trustee shall be entitled to act in accordance with such a request, without further question or inquiry, and shall have no obligation to give any direction to any other Eligible Institution at which an account or accounts are located unless and until it receives such a request from the Administrative Agent; provided that the Administrative Agent shall at all times comply with the relevant provisions of the Administrative Agency Agreement with respect to any such direction.
(m)For purposes of determining the balance of amounts credited to and/or deposited in an Account, the “value” of Permitted Account Investments deposited in and/or credited to an Account shall be the lower of the acquisition cost thereof and the then fair market value thereof and the “value” of Dollars and cash equivalents of Dollars (other than cash equivalents of Dollars included in the definition of Permitted Account Investments) shall be the face value thereof.
(n)Each reference in a Related Document to Refinancing Notes may also include loans or other debt instruments borrowed or issued, as applicable, to refinance any Notes whether or not an instrument is issued to represent such debt, and the provisions of the Related Document shall be construed accordingly. Without limiting the foregoing, each reference in a Related Document to Refinancing Notes or an indenture supplemental hereto providing for the issuance of Refinancing Notes may include, as the context may require, such refinancing loan or other debt instrument and any credit agreement under which a refinancing loan is borrowed as applicable, any references to Notes shall be construed to include such loan, other debt instrument or credit agreement as applicable, and any references to Holders shall be construed to include the lenders of any such loan as applicable; provided that any provisions of any Related Document as would only be applicable if an instrument is issued to represent such debt shall either be construed as referring to a borrowing rather than an issuance or, if the context so requires, shall not be applicable if no instrument or security is issued.

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Section 1.03    Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officer’s Certificate stating that, in the opinion of the signer thereof, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or any indenture supplemental hereto shall include:
(a)a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions in this Indenture relating thereto;
(b)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(c)a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
Section 1.04    Acts of Holders. Any direction, consent, waiver or other action provided by this Indenture in respect of the Notes to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, to each Rating Agency where it is hereby expressly required pursuant to this Indenture and to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose under this Indenture and conclusive in favor of the Trustee or the Issuer, if made in the manner provided in this Section.
(b)The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association, trustee

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of a trust or member of a partnership, on behalf of such corporation, association, trust or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.
(c)In determining whether the Holders have given any direction, consent, request, demand, authorization, notice, waiver or other Act (a “Direction”), under this Indenture, Notes owned by the Issuer, the Servicer or any Certificate Holder or any Affiliate of such Person shall be disregarded and deemed not to be Outstanding for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person individually or collectively owns 100% of any Series of Notes Outstanding, such Series of Notes shall not be so disregarded as aforesaid, and (ii) if any amount of Notes so owned by any such Person have been pledged in good faith, such Notes shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, the Servicer or a Certificate Holder or any Affiliate of any such Person.
(d)The Issuer may at its option, by delivery of Officer’s Certificates to the Trustee, set a record date other than the Record Date to determine the Holders in respect of the Notes entitled to give any Direction in respect of such Notes. Such record date shall be the record date specified in such Officer’s Certificate which shall be a date not more than 30 days prior to the first solicitation of Holders in connection therewith. If such a record date is fixed, such Direction may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such Direction, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that no such Direction by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than one year after the record date.
(e)Any Direction or other action by the Holder of any Note shall bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Note.
(f)Each Direction by the Holders with respect to any Series of Notes shall be given to the Trustee or the Senior Trustee, as applicable, in writing on behalf of such Holders, pursuant to Section 12.05. The Trustee or Senior Trustee shall vote or give consent if such Direction is received from the Holders of the applicable percentage of the aggregate Outstanding Principal Balance of the relevant Notes as provided for in this

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Indenture or in any other Related Document. Notwithstanding anything to the contrary in any Related Document, (i) the Trustee or the Senior Trustee shall make each determination as to whether a Holder has given, or is entitled under this Indenture or any other Related Document to give, a Direction and each determination as to whether any Notes shall be disregarded as set forth in this Section 1.04 and (ii) the Trustee or the Senior Trustee, as applicable, shall be entitled to conclusively rely (without any independent investigation, inquiry or verification) on any Direction from the Holders of any Series of Notes. In determining the identity and holdings of each Holder, the Trustee or Senior Trustee shall be permitted to conclusively rely on the Register.
ARTICLE II
THE NOTES

Section 2.01    Authorized Amount; Terms; Form; Execution and Delivery. The Outstanding Principal Balance of any Series of Notes which may be authenticated and delivered from time to time under this Indenture shall not exceed the initial Outstanding Principal Balance set forth for such Series of Notes, in the case of the Initial Notes, in the definition of the Initial Series A Notes, the Initial Series B Notes or the Initial Series C Notes, as applicable, or, with respect to any Refinancing Notes, as authorized in a Trustee Resolution. All Initial Notes shall be issued at the same time and no additional Notes shall be issued under this Indenture; provided that Refinancing Notes may be issued in connection with a Refinancing of the Initial Notes or a refinancing of any previously issued Refinancing Notes and any Refinancing Notes may be reopened, without the consent of any Holder, for the issuance of additional Refinancing Notes, subject in all cases to Sections 2.10 and 5.02 and any other applicable provision of this Indenture; provided that at no time may the Outstanding Principal Balance of any Series of Refinancing Notes issued in connection with a Refinancing exceed the Redemption Price of the Series of Notes being refinanced thereby plus Refinancing Expenses relating thereto.
The Initial Notes shall be issued on the Initial Closing Date and shall consist of the Initial Series A Notes, the Initial Series B Notes and the Initial Series C Notes. The number of Series of Notes that may be issued in accordance with this Indenture is limited as set forth in this Section 2.01(a). Any Series of Refinancing Notes shall be designated as “Series A”, “Series B” or “Series C”, in the same Series as the Notes being refinanced by such Refinancing Notes.
Interest at the Stated Rate shall accrue on any Notes from the relevant issuance date of such Note and shall be computed for each Interest Accrual Period on the basis of (i) in the case of the first Interest Accrual Period and any incomplete Interest Accrual Period, a 360-day year consisting of twelve 30-day months and (ii) otherwise, a 360-day year and one-twelfth of an annual interest payment on the Outstanding Principal Balance of such Notes.
In addition, Step-Up Interest shall accrue on the Initial Notes from the Expected Final Payment Date and shall be computed for each applicable Interest Accrual Period on the basis of a 360-day year consisting of twelve 30-day months.

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Any amount of Redemption Premium on any Notes not paid when due shall, to the fullest extent permitted by Applicable Law, bear interest at an interest rate per annum equal to the Stated Rate for such Notes from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor in accordance with the priority of payments under Section 3.09.
(b)There shall be issued and delivered and authenticated on the Initial Closing Date (or, in the case of a Refinancing, on the date on which the Refinancing Notes relating to such Refinancing were issued), to each of the Holders, Notes in the principal amounts and maturities and bearing the interest rates, set forth therein, substantially in the form set forth in Exhibit A-1, A-2 or A-3 (as applicable) to this Indenture or in any indenture supplemental hereto, with such appropriate insertions, legends, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed or engraved thereon, as may be required to comply with the rules of any securities exchange on which such Notes may be listed, to comply with the rules of the Depositary, or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Signatory Trustee executing such Notes, such determination by the Signatory Trustee to be evidenced by his or her execution of the Notes.
Definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, or to comply with the rules of the Depositary, all as determined by the Signatory Trustee executing such Notes, as evidenced by his or her execution of such Notes.
Each Series of Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes in registered form (“Rule 144A Global Notes”) without interest coupons and with such applicable legends as are provided for in Section 2.02, substantially in the form set forth in Exhibit A-1, A-2 or A-3 (as applicable) to this Indenture or in any indenture supplemental hereto registered in the name of Cede & Co., as nominee of the Depositary, deposited with the Depositary or a custodian therefor in accordance with the Applicable Procedures and duly executed by the Issuer and authenticated by the Trustee as hereinafter provided.
Each Series of Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more Regulation S Temporary Global Notes in registered form without interest coupons and with such applicable legends as are provided for in Section 2.02, substantially in the form set forth in Exhibit A-1, A-2 or A-3 (as applicable) to this Indenture or in any indenture supplemental hereto, registered in the name of Cede & Co., as nominee of the Depositary, deposited with the Depositary or a custodian therefor in accordance with the Applicable Procedures and duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Until the 40th day after the later of the commencement of the offering

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of any series of Notes (including any Refinancing Notes) initially issued in the form of a Regulation S Temporary Global Note or the Initial Closing Date (or, in the case of a Refinancing, on the date on which the Refinancing Notes relating to such Refinancing were issued), interests in such Regulation S Temporary Global Note may be held only through Participants acting for and on behalf of Euroclear and Clearstream. The Restricted Period will be terminated upon the receipt by the Trustee of any certifications required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act, which certifications may be (but need not be) provided in accordance with the Applicable Procedures, which certifications or Applicable Procedures the Trustee shall have no duty to monitor or confirm compliance with; provided that, if no such certifications are required, then the Restricted Period shall terminate on the last day thereof. Following the termination of the applicable Restricted Period, Beneficial Interests in the Regulation S Temporary Global Note shall be exchanged for Beneficial Interests in the Regulation S Permanent Global Note pursuant to the Applicable Procedures. If the Issuer shall be required to issue a Regulation S Permanent Global Note in place of a Regulation S Temporary Global Note, simultaneously with the authentication by the Trustee of the Regulation S Permanent Global Note pursuant to Issuer order, the Trustee shall cancel the Regulation S Temporary Global Note in accordance with its customary procedures and the Applicable Procedures in effect from time to time.
The Outstanding Principal Balance of each Rule 144A Global Note may from time to time be increased or decreased by adjustments made by the Trustee on the applicable Global Note or on the records of the Trustee as hereinafter provided in accordance with the instructions and the Applicable Procedures of the Depositary. The Outstanding Principal Balance of each Regulation S Global Note may from time to time be increased or decreased by adjustments made by the Trustee on the applicable Global Note or on the records of the Trustee as hereinafter provided in accordance with the instructions and the Applicable Procedures of the Depositary.
(c)On the date of any Refinancing, the Issuer shall issue and deliver as provided in Section 2.10 an aggregate principal amount of Refinancing Notes having the maturities and bearing the interest rates and such other terms authorized by one or more Trustee Resolutions or in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes, in each case in accordance with Section 2.10.
(d)The Notes shall be executed on behalf of the Issuer by the manual or facsimile signature of a Signatory Trustee.
(e)Each Note bearing the manual or facsimile signature of any individual who was at the time such Note was executed a Signatory Trustee shall bind the Issuer, notwithstanding that any such individual has ceased to hold such office prior to the authentication and delivery of such Note or any payment thereon.
(f)At any time and from time to time after the execution of any Notes, the Issuer may deliver such Notes to the Trustee for authentication and, subject to the

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provisions of clause (g) below, the Trustee shall authenticate such Notes by manual signature upon receipt by it of an Officer’s Certificate of the Issuer certifying that all conditions precedent in connection with the issuance of such Notes have been satisfied and directing the Trustee to authenticate such Notes. The Notes shall be authenticated on behalf of the Trustee by any Responsible Officer of the Trustee.
(g)No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless it shall have been executed on behalf of the Issuer as provided in clause (d) above and authenticated by or on behalf of the Trustee as provided in clause (f) above. Such signatures shall be conclusive evidence that such Note has been duly executed and authenticated under this Indenture. Each Note shall be dated the date of its authentication.
(h)The Issuer shall execute and the Trustee shall, in accordance with this Section 2.01(h) and at the written direction of the Issuer, authenticate the Global Notes and retain the Global Notes as custodian for and on behalf of the Depositary. Upon deposit with the Trustee of each Global Note authenticated by the Trustee, the Depositary shall credit, on its internal system, the respective principal amounts of individual Beneficial Interests to the accounts of the beneficial owners thereof or their respective custodians or nominees who have accounts with the Depositary. Ownership of Beneficial Interests will be limited to Participants or Persons who hold Beneficial Interests through Participants. Ownership of Beneficial Interests will be shown on, and the transfer of that ownership will be effected only through, records maintained in book-entry form by the Depositary (with respect to interests of Participants) and the records of Participants (with respect to interests of Persons other than Participants).
Participants shall have no rights under this Indenture with respect to any Beneficial Interest in a Global Note held on their behalf by the Depositary. The Depositary may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Note for all purposes whatsoever (except to the extent otherwise provided herein). Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of the Depositary governing the exercise of the rights of an owner of a Beneficial Interest in any Global Note. The Depositary, as a Holder, may grant proxies and otherwise authorize any Person, including its Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.
Section 2.02    Restrictive Legends. Each Global Note and, except as provided in Section 2.12(f), each Definitive Note (and all Notes issued in exchange therefor or upon registration of transfer or substitution thereof), except as provided in Section 2.12(f), shall bear the following legends (in addition to any other applicable legends or restrictions):

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NEITHER THIS NOTE, NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER OR BENEFICIAL OWNER OF AN INTEREST HEREIN (i) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND HAS ACQUIRED THIS NOTE OR AN INTEREST HEREIN IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE OR AN INTEREST HEREIN IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”); (ii) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN EXCEPT (A) TO WILLIS ENGINE STRUCTURED TRUST VI (THE “ISSUER”) OR ANY OF ITS AFFILIATES (AS DEFINED IN RULE 501(b) OF REGULATION D), (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (C) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (E) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSONS” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S. THE TRUST INDENTURE (THE “INDENTURE”) DATED AS OF MAY 17, 2021, AMONG THE ISSUER, U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE AND OPERATING BANK,

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WILLIS LEASE FINANCE CORPORATION, AS ADMINISTRATIVE AGENT AND BANK OF AMERICA, N.A., AS THE INITIAL LIQUIDITY FACILITY PROVIDER CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN IN VIOLATION OF THE FOREGOING RESTRICTIONS.
BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED (OR IN THE CASE OF A DEFINITIVE NOTE WILL BE REQUIRED TO REPRESENT, WARRANT AND AGREE) THAT EITHER: (A) NO ASSETS OF (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A PLAN SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A PLAN, ACCOUNT OR ARRANGEMENT (SUCH AS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN) THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (IV) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, HAVE BEEN USED TO ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN; OR (B) IT IS ACQUIRING A SERIES A NOTE OR SERIES B NOTE AND THE ACQUISITION AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN BY THE HOLDER DO NOT AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW, AS APPLICABLE.
EACH HOLDER AND BENEFICIAL OWNER OF A NOTE, BY THE ACCEPTANCE OF SUCH NOTE OR ACQUISITION OF ANY BENEFICIAL INTEREST THEREIN, COVENANTS AND AGREES, FOR THE BENEFIT OF THE ISSUER, TO THE EXTENT IT IS LEGALLY ABLE TO DO SO, TO PROVIDE TO THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE SUCH PROPERLY COMPLETED AND EXECUTED DOCUMENTATION, INFORMATION OR CERTIFICATION (INCLUDING, BUT NOT LIMITED TO, INTERNAL REVENUE SERVICE FORMS W-8BEN,W-8BEN-E, W-8IMY, W-8ECI, W-8EXP AND W-9 (OR ANY SUCCESSOR FORMS)) AS (1) WOULD REDUCE OR ELIMINATE (I) ANY TAXES PAYABLE BY, OR WITHHELD WITH RESPECT TO AMOUNTS PAYABLE TO, THE ISSUER OR ANY OTHER ISSUER GROUP MEMBER OR (II) WITHHOLDING TAXES IMPOSED ON ANY AMOUNT PAYABLE BY THE TRUSTEE OR ANY AMOUNT PAID OR PAYABLE BY THE ISSUER UNDER THIS INDENTURE AND/OR (2) MAY BE HELPFUL (AS REASONABLY DETERMINED BY THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE EACH IN ITS SOLE DISCRETION) FOR THE TRUSTEE OR THE ISSUER TO SATISFY ITS

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OBLIGATIONS RELATING TO FATCA, WITHHOLDING (INCLUDING BACKUP WITHHOLDING) AND INFORMATION REPORTING UNDER THE CODE AND ANY OTHER APPLICABLE LAW.
EACH HOLDER AND BENEFICIAL OWNER OF A NOTE, BY THE ACCEPTANCE OF SUCH NOTE OR ACQUISITION OF ANY BENEFICIAL INTEREST THEREIN, COVENANTS AND AGREES, FOR THE BENEFIT OF THE ISSUER, (I) AT THE TIME OR TIMES PRESCRIBED BY APPLICABLE LAW FOLLOWING A REASONABLE WRITTEN REQUEST BY THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE OR THEIR AGENTS, TO OBTAIN AND PROVIDE THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE, THE FATCA RESPONSIBLE OFFICER OR THEIR AGENTS WITH INFORMATION OR DOCUMENTATION RELATING TO SUCH PERSON, AND TO UPDATE OR CORRECT SUCH INFORMATION OR DOCUMENTATION, AS IS NECESSARY OR HELPFUL (IN THE GOOD FAITH SOLE DETERMINATION OF THE ISSUER, THE TRUSTEE OR THEIR AGENTS AS APPLICABLE) FOR THE ISSUER, ANY OTHER ISSUER GROUP MEMBER AND THE TRUSTEE, OR THEIR AGENTS, TO COMPLY WITH THEIR OBLIGATIONS UNDER FATCA, AND (II) THAT THE ISSUER, ANY OTHER ISSUER GROUP MEMBER, THE TRUSTEE AND/OR THE FATCA RESPONSIBLE OFFICER MAY (1) PROVIDE SUCH INFORMATION AND DOCUMENTATION AND ANY OTHER INFORMATION CONCERNING AN INVESTMENT IN THE NOTES TO THE UNITED STATES INTERNAL REVENUE SERVICE AND ANY OTHER RELEVANT TAXING AUTHORITY AND (2) TAKE SUCH OTHER STEPS AS THEY DEEM NECESSARY OR HELPFUL TO COMPLY WITH THEIR OBLIGATIONS (OR THE OBLIGATIONS OF ANY OTHER ISSUER GROUP MEMBER) UNDER FATCA.
(b)Each Global Note shall also bear the following legend:
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR

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SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.
[Insert for each Note that is not subject to the rules for contingent payment debt, but in the case of a Series A Note, only if such Series A Note is issued with more than de minimis OID, as determined under U.S. federal income tax principles.] [THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE CODE. FOR INFORMATION REGARDING THE ISSUE DATE, ISSUE PRICE, YIELD TO MATURITY AND AMOUNT OF OID, PLEASE CONTACT WILLIS LEASE FINANCE CORPORATION, 60 EAST SIR FRANCIS DRAKE BOULEVARD, SUITE 209, LARKSPUR, CA 94939, ATTENTION: GENERAL COUNSEL.]
[In lieu of the prior OID legend, insert for any Series of Notes treated as subject to the rules for contingent payment debt for U.S. federal income tax purposes] [THE FOLLOWING INFORMATION IS SUPPLIED SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE IS SUBJECT TO THE RULES FOR DEBT INSTRUMENTS WITH CONTINGENT PAYMENTS UNDER TREASURY REGULATION SECTION 1.1275-4. FOR INFORMATION REGARDING THE ISSUE PRICE, THE ISSUE DATE, THE COMPARABLE YIELD AND THE PROJECTED PAYMENT SCHEDULE FOR THIS NOTE, HOLDERS SHOULD SUBMIT A WRITTEN REQUEST TO THE ISSUER C/O WILLIS LEASE FINANCE CORPORATION, 60 EAST SIR FRANCIS DRAKE BOULEVARD, SUITE 209, LARKSPUR, CA 94939, ATTENTION: GENERAL COUNSEL.]
THE HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE COVENANTS AND AGREES THAT IT WILL TREAT THIS NOTE AS DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES AND WILL NOT TAKE ANY ACTION CONTRARY TO SUCH CHARACTERIZATION, INCLUDING, WITHOUT LIMITATION, FILING ANY TAX RETURNS OR FINANCIAL STATEMENTS INCONSISTENT THEREWITH.
(c)Each Regulation S Temporary Global Note shall bear the following legend:
PRIOR TO THE EXPIRATION OF A RESTRICTED PERIOD ENDING ON THE EXPIRATION OF THE 40-DAY “DISTRIBUTION COMPLIANCE PERIOD” (AS DEFINED IN RULE 902(F) OF REGULATION S) OR SUCH LATER DATE AS THE ISSUER MAY NOTIFY TO THE TRUSTEE, THIS NOTE, OR ANY BENEFICIAL INTEREST HEREIN, MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S OR (B) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A AND, IN EACH CASE, IN ACCORDANCE WITH

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ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.
(d)Each Definitive Note shall also bear the following legend:
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND THE OTHER RESTRICTIONS CONTAINED IN THE INDENTURE.
[Insert for each Note that is not subject to the rules for contingent payment debt, but in the case of a Series A Note, only if such Series A Note is issued with more than de minimis OID, as determined under U.S. federal income tax principles.] [THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE CODE. FOR INFORMATION REGARDING THE ISSUE DATE, ISSUE PRICE, YIELD TO MATURITY AND AMOUNT OF OID, PLEASE CONTACT WILLIS LEASE FINANCE CORPORATION, 60 EAST SIR FRANCIS DRAKE BOULEVARD, SUITE 209, LARKSPUR, CA 94939, ATTENTION: GENERAL COUNSEL.]
[In lieu of the prior OID legend, insert for any Series of Notes treated as subject to the rules for contingent payment debt for U.S. federal income tax purposes] [THE FOLLOWING INFORMATION IS SUPPLIED SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE IS SUBJECT TO THE RULES FOR DEBT INSTRUMENTS WITH CONTINGENT PAYMENTS UNDER TREASURY REGULATION SECTION 1.1275-4. FOR INFORMATION REGARDING THE ISSUE PRICE, THE ISSUE DATE, THE COMPARABLE YIELD AND THE PROJECTED PAYMENT SCHEDULE FOR THIS NOTE, HOLDERS SHOULD SUBMIT A WRITTEN REQUEST TO THE ISSUER C/O WILLIS LEASE FINANCE CORPORATION, 60 EAST SIR FRANCIS DRAKE BOULEVARD, SUITE 209, LARKSPUR, CA 94939, ATTENTION: GENERAL COUNSEL.]
THE HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE COVENANTS AND AGREES THAT IT WILL TREAT THIS NOTE AS DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES AND WILL NOT TAKE ANY ACTION CONTRARY TO SUCH CHARACTERIZATION, INCLUDING, WITHOUT LIMITATION, FILING ANY TAX RETURNS OR FINANCIAL STATEMENTS INCONSISTENT THEREWITH.
(e)Each Series A Note shall also bear the following legend:
BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE AGREED AND ACKNOWLEDGED THAT UPON THE OCCURRENCE OF AN EVENT OF

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DEFAULT, THE HOLDERS OF THE SERIES B NOTES, THE HOLDERS OF THE SERIES C NOTES AND THE CERTIFICATE HOLDERS WILL HAVE THE RIGHT TO PURCHASE ALL SERIES A NOTES ISSUED UNDER THE INDENTURE TO WHICH THIS NOTE RELATES, INCLUDING THIS NOTE, IN ACCORDANCE WITH THE TERMS OF SECTION 4.13, 4.14 OR 4.15, AS APPLICABLE, OF THE INDENTURE TO WHICH THIS NOTE RELATES.
(f)Each Series B Note shall also bear the following legend:
BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE AGREED AND ACKNOWLEDGED THAT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE HOLDERS OF THE SERIES C NOTES AND THE CERTIFICATE HOLDERS WILL HAVE THE RIGHT TO PURCHASE ALL SERIES B NOTES ISSUED UNDER THE INDENTURE TO WHICH THIS NOTE RELATES, INCLUDING THIS NOTE, IN ACCORDANCE WITH THE TERMS OF SECTION 4.14 OR 4.15, AS APPLICABLE, OF THE INDENTURE TO WHICH THIS NOTE RELATES.
(g)Each Series C Note shall also bear the following legend:
BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED (OR IN THE CASE OF A DEFINITIVE NOTE WILL BE REQUIRED TO REPRESENT, WARRANT AND AGREE) THAT, OTHER THAN A PURCHASER ON THE CLOSING DATE THAT HAS EXECUTED AN ERISA CERTIFICATE, NO ASSETS OF (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A PLAN SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A PLAN, ACCOUNT OR ARRANGEMENT (SUCH AS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN) THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (IV) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, HAVE BEEN USED TO ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN.
NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE INDENTURE, THE ISSUER AND EACH HOLDER OF A SERIES C NOTE AGREES (AND EACH PERSON BY VIRTUE OF ACQUIRING A BENEFICIAL INTEREST IN A SERIES C NOTE (OR BY VIRTUE OF AGREEING TO ACT AS AN AGENT, REPRESENTATIVE OR INTERMEDIARY OF OR WITH RESPECT TO THE

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HOLDER OF SUCH A BENEFICIAL INTEREST) IS DEEMED TO AGREE) THAT HE, SHE OR IT SHALL NOT MAKE ANY ISSUANCE, DELIVERY, SALE, TRANSFER OR OTHER DISPOSITION OF ANY SERIES C NOTE (OR ANY BENEFICIAL INTEREST IN A SERIES C NOTE), AND ANY ISSUANCE, DELIVERY, SALE, TRANSFER OR OTHER DISPOSITION OF A SERIES C NOTE (OR ANY BENEFICIAL INTEREST IN A SERIES C NOTE) WILL NOT BE EFFECTIVE AND WILL BE VOID AB INITIO, IF IT WOULD RESULT IN THE ISSUER BEING CLASSIFIED AS AN ASSOCIATION (OR A PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES. WITHOUT LIMITING THE FOREGOING, EACH HOLDER OF A SERIES C NOTE AGREES (AND EACH PERSON BY VIRTUE OF ACQUIRING A BENEFICIAL INTEREST IN A SERIES C NOTE (OR BY VIRTUE OF AGREEING TO ACT AS AN AGENT, REPRESENTATIVE OR INTERMEDIARY OF OR WITH RESPECT TO THE HOLDER OF SUCH A BENEFICIAL INTEREST) IS DEEMED TO AGREE) THAT HE, SHE OR IT SHALL NOT MAKE ANY TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR OTHER DISPOSITION OF ANY SERIES C NOTE (OR BENEFICIAL INTEREST IN A SERIES C NOTE), INCLUDING DERIVATIVELY, AND ANY TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR OTHER DISPOSITION OF A SERIES C NOTE (OR BENEFICIAL INTEREST IN A SERIES C NOTE), INCLUDING DERIVATIVELY, WILL NOT BE EFFECTIVE AND WILL BE VOID AB INITIO, IF SUCH DISPOSITION PURPORTS TO BE A TRADE ON OR THROUGH ANY “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE CODE, INCLUDING AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS. IN ADDITION, NOTWITHSTANDING THE FOREGOING OR ANYTHING ELSE IN THE INDENTURE TO THE CONTRARY, THE ISSUER AND EACH HOLDER OF A SERIES C NOTE AGREES (AND EACH PERSON BY VIRTUE OF ACQUIRING A BENEFICIAL INTEREST IN A SERIES C NOTE (OR BY VIRTUE OF AGREEING TO ACT AS AN AGENT, REPRESENTATIVE OR INTERMEDIARY OF OR WITH RESPECT TO THE HOLDER OF SUCH A BENEFICIAL INTEREST) IS DEEMED TO AGREE) THAT HE, SHE OR IT SHALL NOT MAKE ANY ISSUANCE OR TRANSFER OF A SERIES C NOTE (OR ANY BENEFICIAL INTEREST THEREIN), INCLUDING DERIVATIVELY, AND ANY ISSUANCE OR TRANSFER OF A SERIES C NOTE (OR ANY BENEFICIAL INTEREST THEREIN), WILL NOT BE EFFECTIVE AND WILL BE VOID AB INITIO, IF IMMEDIATELY FOLLOWING SUCH ISSUANCE OR TRANSFER, MORE THAN 85 PERSONS IN THE AGGREGATE WOULD HOLD THE SERIES C NOTES (OR BENEFICIAL INTERESTS THEREIN). BY ITS ACQUISITION OF A SERIES C NOTE, EACH HOLDER OF A SERIES C NOTE (EACH A “RELEVANT HOLDER”) REPRESENTS AND WARRANTS (AND BY ITS ACQUISITION OF ANY BENEFICIAL INTEREST IN A SERIES C NOTE, THE HOLDER OF SUCH BENEFICIAL INTEREST (AN “INTEREST HOLDER”) IS DEEMED TO

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REPRESENT AND WARRANT) TO THE ISSUER THAT, TO THE EXTENT SUCH RELEVANT HOLDER (OR INTEREST HOLDER) IS A PARTNERSHIP, A LIMITED LIABILITY COMPANY OR OTHER ENTITY OR ARRANGEMENT TREATED AS A PARTNERSHIP, A GRANTOR TRUST OR AN “S” CORPORATION, IN EACH CASE FOR U.S. FEDERAL INCOME TAX PURPOSES, (EACH, A “FLOW-THROUGH ENTITY”), (A) NO PERSON OWNS, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE FLOW-THROUGH ENTITIES, AN INTEREST IN SUCH RELEVANT HOLDER (OR INTEREST HOLDER) SUCH THAT SUBSTANTIALLY ALL (WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.7704-1(H)(3)) OF THE VALUE OF SUCH PERSON’S INTEREST IN SUCH RELEVANT HOLDER (OR INTEREST HOLDER) IS ATTRIBUTABLE TO SUCH RELEVANT HOLDER’S (OR INTEREST HOLDER’S) INVESTMENT IN C NOTES OR OTHER INTERESTS IN THE ISSUER TREATED AS EQUITY FOR U.S. FEDERAL INCOME TAX PURPOSES (OR BENEFICIAL INTERESTS THEREIN) OR (B) IF SUCH A PERSON DOES OWN SUCH AN INTEREST, IT IS NOT A PRINCIPAL PURPOSE OF THE USE OF A TIERED ARRANGEMENT AMONG SUCH PERSON, SUCH RELEVANT HOLDER (OR INTEREST HOLDER), AND THE ISSUER TO PERMIT THE ISSUER TO SATISFY THE 100-PARTNER LIMITATION IN TREASURY REGULATION SECTION 1.7704(H)(1)(II).
EACH HOLDER OF A SERIES C NOTE AND ANY OWNER OF A BENEFICIAL INTEREST IN SUCH SERIES C NOTE (EXCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY INITIAL PURCHASER ACTING IN ITS CAPACITY AS SUCH) REPRESENTS AND AGREES (OR IS DEEMED TO REPRESENT AND AGREE) THAT NEITHER SUCH HOLDER (OR OWNER) NOR ANY OF ITS EXPANDED AFFILIATES (OR, IF IT IS A DISREGARDED ENTITY, THE EXPANDED AFFILIATES OF THE CORPORATION OF WHICH IT IS A BRANCH) OWNS OR WILL THEREAFTER (FOR SO LONG AS SUCH SERIES C NOTE IS OWNED BY THE HOLDER (OR A BENEFICIAL INTEREST THEREIN IS OWNED BY SUCH OWNER) OWN ANY NOTES OF A SERIES SENIOR TO SUCH SERIES C NOTE (“SENIOR NOTES”), UNLESS SUCH HOLDER (OR OWNER) HAS (1) RECEIVED A PRIOR EXPRESS WRITTEN WAIVER OF THIS REQUIREMENT FROM THE ISSUER OR ITS AGENTS OR (2) OBTAINED AND PROVIDED TO THE ISSUER AN OPINION OF U.S. TAX COUNSEL TO THE EFFECT THAT, UNDER THEN-EXISTING LAW, SUCH ACQUISITION AND OWNERSHIP OF SENIOR NOTES SHOULD NOT (ASSUMING SOLELY FOR THIS PURPOSE THAT THE SERIES C NOTES ARE TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS EQUITY) CAUSE SECTION 385 OF THE CODE, AND ANY PROPOSED, TEMPORARY, OR FINAL REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY PROMULGATED THEREUNDER, TO APPLY TO SUCH NOTES SO AS TO CAUSE ANY SUCH SENIOR NOTES TO BE RECLASSIFIED AS EQUITY FOR U.S. FEDERAL INCOME TAX PURPOSES.

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BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE AGREED AND ACKNOWLEDGED THAT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE CERTIFICATE HOLDERS WILL HAVE THE RIGHT TO PURCHASE ALL SERIES C NOTES ISSUED UNDER THE INDENTURE TO WHICH THIS NOTE RELATES, INCLUDING THIS NOTE, IN ACCORDANCE WITH THE TERMS OF SECTION 4.15 OF THE INDENTURE TO WHICH THIS NOTE RELATES.
Section 2.03    Registrar and Paying Agent. (a) With respect to each Series of Notes, there shall at all times be maintained an office or agency in the location set forth in clause (a) of the definition of Corporate Trust Office, in the case of the Trustee, where such Notes may be presented or surrendered for registration of transfer or for exchange (each, a “Registrar”) and for payment thereof (each, a “Paying Agent”) and where notices and demands in respect of the payment of such Notes may be served. For so long as a Series of Notes are listed on any stock exchange, the Issuer shall appoint and maintain a Paying Agent in respect of such Series and a listing agent in the jurisdiction in which such stock exchange is located. The Issuer shall cause the Registrar of such Series (acting as agent of the Issuer, solely for U.S. federal income tax purposes) to keep a register of each registered holder of each Note in such Series, of the increase and decrease thereof, and of their transfer and exchange, as well as the Outstanding Principal Balance of, each Outstanding Note (which, absent manifest error, shall be conclusive evidence of the Outstanding Principal Balance of, each Outstanding Note) (the “Register”). Written notice of any change of location of such office or agency shall be given by the Trustee to the Issuer and the Holders of such Series. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee, who shall act as the Registrar.
(b)Each Authorized Agent shall be a bank, corporation or trust company organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, with a combined capital and surplus of at least $250,000,000 (or having a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally Guaranteed by a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or of the District of Columbia and having a combined capital and surplus of at least $250,000,000) and shall be authorized under the laws of the United States of America or any state or territory thereof to exercise corporate trust powers, subject to supervision by federal or state authorities, as applicable (such requirements, the “Eligibility Requirements”). The Trustee shall initially be the Paying Agent and Registrar hereunder with respect to each Series of Notes. Each Registrar, other than the Trustee shall furnish to the Trustee, at stated intervals of not more than six months, and at such other times as the Trustee may request in writing, a copy of the Register maintained by such Registrar.

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(c)Any Person into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any Person succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor Person is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor Person.
(d)Any Authorized Agent may at any time resign by giving Written Notice of resignation to the Trustee and the Issuer. The Issuer may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving Written Notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or if at any time any such Authorized Agent shall cease to be eligible under this Section (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed by the Trustee), the Issuer shall promptly appoint one or more qualified successor Authorized Agents, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section. The Issuer shall give Written Notice of any such appointment made by it to the Trustee; and in each case the Trustee shall provide notice of such appointment to all Holders of the related Series as their names and addresses appear on the Register.
(e)The Issuer agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses to be agreed to pursuant to separate agreements with each such Authorized Agent.
Section 2.04    Paying Agent to Hold Money in Trust. The Trustee shall require each Paying Agent other than the Trustee to agree in writing that all moneys deposited with any Paying Agent for the purpose of any payment on the Notes shall be deposited and held in trust for the benefit of the Holders (with regard to payments on the Notes), subject to the provisions of this Section. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Holders with respect to which such money was deposited.
The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
Section 2.05    Method of Payment. (a) On each Payment Date and each Redemption Date, the Trustee shall, or shall instruct a Paying Agent for each Series to, pay, to the extent of the Available Collections or other amounts therefor transferred to a Series Account of such Series, to the Holders all principal, Redemption Price or Outstanding Principal Balance of, and

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Interest Amount (and if applicable, Step-Up Interest Amount) on, the Notes of such Series (and such other interest as is payable hereunder in respect of the foregoing); provided that in the event and to the extent receipt of any payment is not confirmed by the Trustee or Paying Agent by 1:00 p.m. (New York City time) on such Payment Date or Redemption Date, distribution thereof shall be made on the Business Day following the Business Day such payment is received. Each payment with respect to any Series of Notes shall be made by the Trustee or Paying Agent to the Holders as of the Record Date for such payment.
(b)Payments on a Payment Date with respect to (i) any Notes in the form of Global Notes shall be made by wire transfer to or as instructed by the Depositary (which such instructions shall be delivered at least five Business Days before the applicable Payment Date) so long as it is the Holder thereof and (ii) Notes in the form of Definitive Notes shall be made by check mailed to each Holder of a Definitive Note determined on the applicable Record Date, at its address appearing in the applicable Register; alternatively, Holders of Definitive Notes, upon application in writing to the Trustee, not later than the applicable Record Date, may have such payment made by wire transfer to an account designated by such Holder at a financial institution in the United States (or other location agreed by the Trustee); provided that Holders of Definitive Notes having an aggregate principal amount of not less than $1,000,000 shall have such payment made by wire transfer to an account designated by such Holder at a financial institution in the United States (or other location agreed by the Trustee). The final payment with respect to any Global Note or Definitive Note, however, shall be made only upon presentation and surrender of such Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment or in the applicable redemption notice. The Trustee or Paying Agent shall provide such notice of the final payment of each Note to the Holder thereof, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment, except that if the final payment is made in connection with a Redemption or Refinancing on a Redemption Date, notice of such final payment, including the date and amount of such final payment, will be included in the applicable redemption notice.
(c)Any and all payments and deposits required to be made under this Indenture or the Notes by the Issuer to or for the benefit of a Holder shall, except as otherwise required by Applicable Law, be made free and clear of, and without deduction for any and all present or future Taxes and all liabilities with respect thereto, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority.
(d)Upon the request of the Trustee, the Issuer or the Issuer Subsidiaries, the Administrative Agent shall use commercially reasonable efforts to cause each Holder (by reference to the obligations of each Holder and beneficial owner of a Note set forth in Section 2.16) or any other Person to whom the Issuer, the Issuer Subsidiaries, the Trustee, the Security Trustee or the Operating Bank is to make a payment to provide, to the extent such Holder or such Person is legally able to do so, such properly completed and

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executed documentation, information or certification (including, but not limited to, Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8IMY, W-8ECI, W-8EXP and W-9 (or any successor forms)) as (i) would reduce or eliminate withholding Taxes (including backup withholding Taxes) imposed on any amount paid or payable to the Issuer or an Issuer Subsidiary or by the Trustee and/or (ii) may be helpful (as reasonably determined by the Issuer, the Issuer Subsidiaries or the Trustee each in its sole discretion) for the Trustee, the Issuer and the Issuer Subsidiaries to satisfy its obligations relating to FATCA, withholding (including backup withholding) and information reporting under the Code and any other Applicable Law. Upon the request of the Trustee, the Issuer or the Issuer Subsidiaries, the Administrative Agent shall direct a tax advisor to provide a written statement to the Trustee, the Issuer or the Issuer Subsidiaries as to the source and character for U.S. federal income Tax purposes of any payment described in the preceding sentence.
(e)The Trustee shall distribute all amounts deposited in the Series Account for a Series of Notes to the Holders of such Series in proportion to each Holder’s portion of the Outstanding Principal Balance of such Series, unless the Administrative Agent instructs the Trustee otherwise in accordance with the terms of this Indenture.
(f)Neither the Trustee, the Administrative Agent nor the Paying Agent shall have any duties or obligations in connection with withholding taxes in respect of any non-U.S. jurisdiction, except to make payments in connection therewith in accordance with the written instructions of the Administrative Agent. Notwithstanding the foregoing, in the event that the Administrative Agent is explicitly made aware (based on information and notices provided to it by the Holders and instructions of the Issuer) that the Issuer is required pursuant to Applicable Laws to withhold amounts of payments of interest payable to any Holders, the Administrative Agent shall so notify the Trustee in writing and, for each Payment Date (or other date on which a payment is to be made hereunder) for which such withholding is required, (i) specify the principal, interest and distribution amounts to be distributed to each Holder (allocated by Holder in the case of distributions to the Holders) in the applicable Written Notice, (ii) specify how to apply the amount withheld in the applicable Written Notice, and (iii) provide the Written Notice for each such Payment Date (or other date on which a payment is to be made hereunder) no later than 10:00 a.m. (New York time) four (4) Business Days prior to the relevant Payment Date (or other date on which a payment is to be made hereunder).
(g)If the Issuer, the Trustee, the Administrative Agent or the Paying Agent determines that any amounts are required under Applicable Law to be withheld from any payment to a Holder, the Issuer, the Trustee, the Administrative Agent or the Paying Agent may withhold such amounts, and any such amounts so withheld shall be treated as having been paid to the Person from whom such withholding was made (and for the avoidance of doubt, no additional amounts shall be paid to such Person with respect thereto). The consent of the Holders shall not be required for such withholding.

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Section 2.06    Minimum Denomination. The Notes shall be issued and may be transferred or exchanged only in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.
Section 2.07    Transfer and Exchange; Cancellation.
(a) Certain Transfers and Exchanges. A Global Note and the corresponding Beneficial Interests therein shall only be transferred in accordance with the Applicable Procedures of the Depositary and the circumstances described in this Indenture. All Global Notes will be exchanged by the Issuer for Notes in definitive registered form substantially as set forth in Exhibit A-1, A-2 or A-3 (as applicable) to this Indenture (each, a “Definitive Note”) if (i) the Depositary notifies the Issuer or the Trustee in writing that it is no longer willing or able to properly discharge its responsibilities as depositary with respect to the Global Notes and a successor depositary is not appointed by the Depositary at the request of the Issuer within 90 days of such notice or (ii) after the occurrence of an Event of Default with respect to any Series of Notes the Holders representing a majority of the aggregate Outstanding Principal Balance of such Notes advise the Issuer, the Trustee and the Depositary through the Participants in writing that the continuation of a book-entry system through the Depositary (or a successor thereto) is no longer in the best interests of such Holders; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Issuer for Definitive Notes prior to (a) the expiration of the Restricted Period and (b) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act. Upon surrender to the Trustee of the Global Notes of any Series, accompanied by registration instructions from the Holder of such Global Note as provided in this Indenture (and any other documentation reasonably requested by the Trustee), the Issuer shall issue and, upon written instructions of the Issuer, the Trustee shall authenticate and deliver Definitive Notes to the owners of Beneficial Interests therein.
None of the Issuer, the Paying Agent or the Trustee shall be liable for any delay in delivery of such registration instructions and may conclusively rely on, and shall be fully protected in relying on, such registration instructions as provided in accordance with the terms of this Indenture. Upon the issuance of Definitive Notes of any Series, the Trustee shall recognize the Persons in whose name such Definitive Notes of such Series are registered in the Register as Holders of such Series hereunder. Neither the Issuer nor the Trustee shall be liable if the Trustee or the Issuer is unable to appoint a successor Depositary.
The transfer and exchange of Beneficial Interests in Global Notes shall be effected through the Depositary, in accordance with this Indenture and the Applicable Procedures of the Depositary therefor. The transfer and exchange of Beneficial Interests shall be subject to restrictions on transfer comparable to those set forth in Section 2.12 and elsewhere herein. The Trustee shall have no obligation to ascertain the Depositary’s compliance with any such restrictions on transfer or exchange.

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Any Beneficial Interest in one of the Global Notes of any Series that is transferred to a Person who will hold such Beneficial Interest in the form of an interest in another Global Note of such Series will, upon transfer, cease to be an interest in such first Global Note and become an interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to Beneficial Interests in such other Global Note for as long as it holds such an interest therein.
Global Notes may also be exchanged or replaced, in whole or in part, as provided in Section 2.08. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof pursuant to Section 2.08 shall be authenticated and delivered in the form of, and shall be, a Global Note in registered form. A Global Note may not be exchanged for another Note other than as provided in Sections 2.07(a) and 2.08.
(b)Transfer and Exchange of Definitive Notes. A Holder may transfer a Definitive Note only by written application to the Registrar stating the name of the proposed transferee (and, if applicable, by providing any other documentation reasonably requested by the Trustee) and otherwise complying with the terms of this Indenture. No such transfer shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register.
Prior to the due presentment for registration of a transfer of a Definitive Note, the Issuer and the Trustee may deem and treat the applicable registered Holder as the absolute owner and holder of such Definitive Note for the purpose of receiving payment of all amounts payable with respect to such Definitive Note and for all other purposes and shall not be affected by any Written Notice to the contrary. The Registrar (if different from the Trustee) shall promptly notify the Trustee and the Trustee shall promptly notify the Issuer of each request for a registration of transfer of a Definitive Note.
When Definitive Notes are presented to the Registrar with a request to register their transfer or to exchange them for Definitive Notes in authorized denominations that equal an aggregate equal principal amount of the exchanged Definitive Notes, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Definitive Notes are accompanied by a completed transfer notice in the form attached to such Definitive Notes duly executed by the Holder thereof (or by an attorney who is authorized in writing to act on behalf of the Holder)). To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall, upon the written order of the Issuer, authenticate Definitive Notes. Except as set forth in Sections 2.08 and 2.09, no service charge shall be made for any registration of transfer or exchange of any Definitive Notes.
Neither the Registrar nor the Issuer shall be required to exchange or register the transfer of any Definitive Notes as above provided during the 15-day period preceding the Final Maturity Date of any such Notes or during the 15-day period after the first provision of any notice of

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Redemption of Notes to be redeemed. Neither the Registrar nor the Issuer shall be required to exchange or register the transfer of any Definitive Notes that have been selected, called or are being called for Redemption except, in the case of any Definitive Notes where notice has been given that such Definitive Notes are to be redeemed in part, the portion thereof not so to be redeemed.
(c)Cancellation. The Issuer at any time may deliver Notes to the Trustee for cancellation. Each Registrar and Paying Agent shall forward to the Trustee for cancellation any Notes surrendered to them for transfer, exchange, payment or purchase. The Trustee and no one else shall cancel and destroy in accordance with its customary practices in effect from time to time any such Notes, together with any other Notes surrendered to it for registration of transfer, exchange or payment. The Issuer may not issue new Notes (other than Refinancing Notes issued in connection with any Refinancing) to replace Notes it has redeemed, paid or delivered to the Trustee for cancellation.
Section 2.08    Mutilated, Destroyed, Lost or Stolen Notes. If any Definitive Note or Global Note shall become mutilated, destroyed, lost or stolen, the Issuer shall, upon the written request of the Holder thereof and presentation of such Note or satisfactory evidence of destruction, loss or theft thereof to the Trustee or Registrar, issue, and the Trustee shall, upon written order of the Issuer, authenticate and the Trustee or Registrar shall deliver in exchange therefor or in replacement thereof, a new Definitive Note or Global Note of the same Series, payable to such Holder in the same principal amount, of the same maturity, with the same payment schedule, bearing the same interest rate and dated the date of its authentication. If the Definitive Note or Global Note being replaced has become mutilated, such Note shall be surrendered to the Trustee or the Registrar and forwarded to the Issuer by the Trustee or the Registrar. If the Definitive Note or Global Note being replaced has been destroyed, lost or stolen, the Holder thereof shall furnish to the Issuer, the Trustee or the Registrar (a) such security or indemnity as may be required by them to hold the Issuer, the Trustee and the Registrar harmless and (b) evidence satisfactory to the Issuer, the Trustee and the Registrar of the destruction, loss or theft of such Definitive Note or Global Note and of the ownership thereof, provided that the requirements of this sentence with respect to any Holder that is a QIB shall be satisfied by delivery of an indemnity of such Holder in form and substance satisfactory to the Trustee and an affidavit of such Holder as to the destruction, loss or theft. The Holder(s) will be required to pay any Tax or other governmental charge imposed in connection with such exchange or replacement and any other expenses (including the fees and expenses of the Trustee and the Registrar) connected therewith.
Section 2.09    Payments of Transfer Taxes. Upon the transfer of any Note or Notes pursuant to Section 2.07, the Issuer or the Trustee may require from the party requesting such new Note or Notes payment of a sum to reimburse the Issuer or the Trustee for, or to provide funds for the payment of, any transfer tax or similar governmental charge payable in connection therewith.

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Section 2.10    Refinancing. (a) Subject to the next succeeding two sentences, paragraphs (b), (c) and (d) below and Section 5.02(c)(ii), the Issuer may issue Refinancing Notes pursuant to this Indenture, the proceeds of which shall be used to fund a refinancing of a previously issued Series of Notes. Each refinancing of any such Series of Notes with the proceeds of an offering of Refinancing Notes (a “Refinancing”) shall be authorized pursuant to one or more Trustee Resolutions and shall be effected only following a Rating Agency Confirmation (unless all of the Notes of each Series then rated by the Rating Agencies will be refinanced in such Refinancing) and upon obtaining the prior written consent of the Initial Liquidity Facility Provider (unless a Liquidity Facility Non-Consent Event has occurred or will occur at the time of, or immediately after giving effect to, such Refinancing), such consent not to be unreasonably withheld or delayed; provided, however, that no Event of Default has occurred and is then continuing or will occur as a result of such Refinancing and the issuance of any Refinancing Notes. Each Refinancing Note shall constitute a “Note” for all purposes under this Indenture, and shall have the class or subclass designation and such further designations added or incorporated in such title as specified in the related Trustee Resolutions, in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes, as the case may be.
(b)A Refinancing of any Series of Notes in whole may occur on any Business Day after the Initial Closing Date and shall be effected as an Optional Redemption pursuant to Section 3.11(a). No partial Refinancing of any Series of Notes shall be permitted. On the date of any Refinancing, the Issuer shall issue and sell an aggregate principal amount of Refinancing Notes in an amount at least equal to the Redemption Price of the Notes being refinanced thereby (including any accrued and unpaid interest) plus the Refinancing Expenses relating thereto and any amount to be deposited in any Cash Collateral Account for such Refinancing Notes. The proceeds of each sale of Refinancing Notes shall be used to make the deposit required by Section 3.11(d), to pay such Refinancing Expenses, to fund any such Cash Collateral Account and for such other purposes as may be specified in the Trustee Resolution.
(c)Each Refinancing Note shall contain such terms as may be established in or pursuant to the related Trustee Resolution (subject to Section 2.01), in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes to the extent permitted below, and shall have the same ranking pursuant to Section 3.09 hereof with respect to all other obligations hereunder as to such Series to which such Refinancing Notes belong. Prior to any Refinancing, any or all of the following, as applicable, with respect to the related issue of Refinancing Notes shall have been determined by the Issuer and set forth in one or more Trustee Resolutions, or in any indenture supplemental hereto or specified in the form of such Notes, as the case may be:
(i)the Series of Notes to be refinanced by such Refinancing Notes; and
(ii)with respect to each Series of Refinancing Notes to be issued:

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(A)the aggregate principal amount of such Refinancing Notes that may be issued;
(B)the proposed date of such Refinancing;
(C)the Expected Final Payment Date, if applicable, and the Final Maturity Date of such Refinancing Notes;
(D)whether such Refinancing Notes are to have the benefit of any Eligible Credit Facility and, if so, the amount and other terms thereof and/or the existence of any Cash Collateral Account and/or any increase in the Required Amount for any Cash Collateral Account;
(E)the rate at which such Refinancing Notes shall bear interest or the method by which such rate shall be determined;
(F)if other than denominations of $250,000 or higher integral multiples of $1,000 (with respect to Notes), the denomination or denominations in which such Refinancing Notes shall be issuable;
(G)whether beneficial owners of interests in any such permanent global Refinancing Note may exchange such interests for Refinancing Notes under which any such exchanges may occur, if other than in the manner provided in Section 2.07, and the circumstances under which and the place or places where any such exchanges may be made and the identity of any initial depositary therefor if not the Depositary;
(H)the Series of Notes to which such Refinancing Notes belong; and
(I)any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to such Refinancing Notes (which terms shall comply with Applicable Law and not be inconsistent with the requirements or restrictions of this Indenture, including Section 5.02(c)(ii)).
If any of the terms of any issue of Refinancing Notes are established by action taken pursuant to one or more Trustee Resolutions, such Trustee Resolutions shall be delivered by the Issuer to the Trustee setting forth the terms of such Refinancing Notes.
(d)In connection with any Refinancing of Notes, the Issuer shall pay to all parties to the Related Documents all reasonable costs and expenses related thereto.
Section 2.11    [Reserved].

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Section 2.12    Special Transfer Provisions. (a) Certain Transfers and Exchanges of Beneficial Interests. In connection with all transfers and exchanges of a Beneficial Interest in a Global Note for a Definitive Note, the transferor of such Beneficial Interest must deliver to the Trustee either (i) (A) instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to credit or cause to be credited a Beneficial Interest corresponding to the specified Global Note in an amount equal to the Beneficial Interest to be transferred or exchanged, (B) a written order given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase in connection with such transfer or exchange and (C) instructions given by the Depositary to effect the transfer referred to in (i)(A) and (i) (B) above or (ii) (A) instructions given in accordance with Applicable Procedures from a Participant directing the Depositary to direct the Trustee to cause to be issued a Definitive Note by means of the process set forth in Section 2.07(a) (if permitted pursuant to Section 2.07) in an amount equal to the Beneficial Interest to be transferred or exchanged and (B) instructions given by the Holder of the Beneficial Interest in such Global Note to effect the transfer referred to in (ii)(A) above.
(b)Transfer of Beneficial Interests in the Same Global Note. Beneficial Interests in a Global Note may be transferred to Persons who will hold such Beneficial Interest in the same Global Note in accordance with the transfer restrictions set forth in the Restrictive Legend and the Applicable Procedures.
(c)Transfer of Beneficial Interests to Another Global Note. Beneficial Interests in one of the Global Notes may be transferred to Persons who will hold such Beneficial Interest in another Global Note subject to the following:
(i)If a Holder of a Beneficial Interest in a Rule 144A Global Note deposited with the Depositary wishes at any time to exchange its Beneficial Interest in such Rule 144A Global Note for a Beneficial Interest in the Regulation S Global Note, or to transfer its Beneficial Interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a Beneficial Interest in the corresponding Regulation S Global Note, the transferor of such Beneficial Interest must deliver to the Trustee (A) written instructions given in accordance with the Applicable Procedures from a Participant directing the Trustee, as Registrar, to cause to be credited a Beneficial Interest in the corresponding Regulation S Global Note in an amount equal to the Beneficial Interest in the Rule 144A Global Note to be exchanged or transferred, but not less than the minimum denomination applicable to Notes held through such Regulation S Global Note, (B) a written order given in accordance with the Applicable Procedures containing information regarding the Participant account of the Depositary and, in the case of a transfer or exchange pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (C) a certificate in the form of Exhibit F hereto, including the certifications in item (2) thereof. The Trustee, as Registrar, will instruct the Depositary to reduce the principal amount of the Rule 144A Global

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Note and to increase the principal amount of the corresponding Regulation S Global Note by the aggregate principal amount of the Beneficial Interest in the Rule 144A Global Note to be exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a Beneficial Interest in such Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note.
(ii)If a Holder of a Beneficial Interest in a Regulation S Global Note deposited with the Depositary wishes at any time to exchange its Beneficial Interest in such Regulation S Global Note for a Beneficial Interest in the Rule 144 A Global Note or to transfer its Beneficial Interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Beneficial Interest in the corresponding Rule 144A Global Note, the transferor of such Beneficial Interest must deliver to the Trustee (A) written instructions from Euroclear and Clearstream or the Depositary, as the case may be, directing the Trustee, as Registrar, to cause to be credited a Beneficial Interest in the corresponding Rule 144A Global Note in an amount equal to the Beneficial Interest in the Regulation S Global Note to be exchanged or transferred but not less than the minimum denomination applicable to Notes held through such Rule 144A Global Notes, such instructions to contain information regarding the Participant account with the Depositary to be credited with such increase and (B) prior to or on the 40th day after the later of the commencement of the offering of the Notes and the Initial Closing Date (or, in the case of a Refinancing, on the date on which the Refinancing Notes relating to such Refinancing were issued) (the “Restricted Period”), a certificate in the form of Exhibit F hereto, including the certifications in item (1) thereof. After the expiration of the Restricted Period the certification requirements of this clause (ii)(B) will no longer apply to such transfers. The Trustee, as Registrar, will instruct the Depositary to reduce the principal amount of the Regulation S Global Note and to increase the principal amount of the corresponding Rule 144A Global Note by the aggregate principal amount of the Beneficial Interest in the Regulation S Global Note to be transferred or exchanged and to credit or cause to be credited to the account of the Person specified in such instructions a Beneficial Interest in such Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.
(d)Notation by the Trustee of Transfer of Beneficial Interests Among Global Notes. Upon satisfaction of the requirements for transfer of Beneficial Interests pursuant to paragraphs (a) and (c) above, the Depositary shall present to the Trustee (x) the relevant Global Note from which the Beneficial Interests are being transferred to reduce the principal amount of such Global Note and (y) the relevant Global Note to which the Beneficial Interests are being transferred to increase the principal amount of such Global Note, in each case, by the principal amount of such Beneficial Interests being transferred (and an appropriate notation shall be made thereon by the Trustee). The Trustee shall

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then promptly deliver appropriate instructions to the Depositary to reduce or reflect on its records a reduction of the Beneficial Interests, if any, in the Global Note from which the Beneficial Interests are being transferred by the principal amount of such Beneficial Interests, if any, and the Trustee shall promptly deliver appropriate instructions to the Depositary concurrently with such reduction, to increase or reflect on its records an increase of the Beneficial Interests, if any, in the Global Note to which Beneficial Interests are being transferred by the principal amount of such Beneficial Interests, and to credit or cause to be credited to the account of the Participant specified in the instructions delivered by the transferor of such Beneficial Interests pursuant to paragraph (a) of this Section 2.12 the Beneficial Interests being transferred.
(e)Exchange of Beneficial Interests for Definitive Notes. Any Definitive Note delivered in exchange for a Beneficial Interest corresponding to a Rule 144A Global Note or Regulation S Global Note, as the case may be, pursuant to this Indenture and Section 2.07(a) shall, except as otherwise provided by paragraph (f) of this Section 2.12, bear the Restrictive Legend set forth in Section 2.02.
(f)Restrictive Legend. Upon the transfer, exchange or replacement of Definitive Notes not bearing the Restrictive Legend, the Registrar shall deliver Definitive Notes that do not bear the Restrictive Legend. Upon the transfer, exchange or replacement of Definitive Notes bearing the Restrictive Legend, the Registrar shall deliver only Definitive Notes that bear the Restrictive Legend unless, in the case of Initial Notes, there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.
(g)General. By its acceptance of any Note bearing the Restrictive Legend, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Restrictive Legend and agrees that it will transfer such Note only as provided in this Indenture and in such Note. By its acceptance of a Beneficial Interest corresponding to any Global Note, each such owner acknowledges the restrictions on transfer of such Beneficial Interest set forth in this Indenture and agrees that it will transfer such Beneficial Interest only as set forth in this Indenture. The Registrar shall not register a transfer of any Definitive Note unless such transfer complies with the restrictions on transfer of such Definitive Note set forth in this Indenture. In connection with any transfer of Notes or Beneficial Interests corresponding thereto, each Holder or owner thereof agrees by its acceptance of such Notes or such Beneficial Interests to furnish the Trustee or the Depositary, as the case may be, the certifications and legal opinions described herein to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee or Depositary, as the case may be, shall not be required to determine (but may rely on a determination made by the Issuer with respect to) the sufficiency of any such certifications or legal opinions.

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(h)Transfers of Global Notes. Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor’s nominee.
None of the Registrar, the Paying Agent or the Trustee shall be liable for any delivery of any instructions and each many conclusively rely on, and shall be fully protected in relying on, any registration instructions. Upon the issuance of Definitive Notes of any Series, the Trustee shall recognize the Persons in whose name the Definitive Notes are registered in the Register as Holders hereunder. The Trustee shall not be liable if the Issuer is unable to locate a qualified successor Depositary.
The Trustee shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.12 in accordance with its customary procedures. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during normal business hours upon the giving of reasonable Written Notice to the Trustee.
Notwithstanding anything to the contrary contained herein, neither the Trustee nor any Authorized Agent shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among participants or indirect participants in any Global Note or any restrictions on transfer imposed under Section 2.16) other than, in the case of a transfer of a Note to a new Holder, to require delivery of such certificates and other documentation or evidence as are expressly required to be delivered to it by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
Section 2.13    [Reserved].
Section 2.14    Statements to Holders. (a) On the last Business Day before each Payment Date, the Issuer shall cause the Administrative Agent to deliver to the Trustee and the Controlling Trustees, and the Trustee shall promptly thereafter (but not later than such Payment Date) make available on the Trustee’s Website to each Holder who has registered on the Trustee’s Website and provided proof of its ownership of the Notes to the Trustee (each such Holder a “Certified Holder”), the Initial Liquidity Facility Provider, each Rating Agency and the Eligible Hedge Counterparties (or shall instruct the Paying Agent to distribute to such Persons), a written report signed by a Responsible Officer of the Administrative Agent, substantially in the form attached as Exhibit E-1 hereto prepared by the Administrative Agent and setting forth the information described therein (each, a “Monthly Report”). In addition, the Issuer shall cause the Administrative Agent to deliver a copy of each Monthly Report to Intex Solutions, Inc. The Issuer shall cause the Administrative Agent to deliver a copy of the Annual Budget for each year with the Monthly Report for January in such year, and the Trustee shall include a copy of such Annual Budget with the Monthly Report for January made available on

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the Trustee’s Website to the Certified Holders. The Issuer shall cause the Administrative Agent to deliver to the Trustee, the Controlling Trustees, each Rating Agency, and the Initial Liquidity Facility Provider with the Monthly Report for each June (beginning in 2022), and the Trustee shall make available on the Trustee’s Website with the Monthly Report for each June (beginning in 2022) to the Certified Holders, a written report signed by a Responsible Officer of the Administrative Agent, substantially as described in Exhibit E-2 hereto prepared by the Administrative Agent and setting forth the information described therein with respect to the prior calendar year (each, an “Annual Report”). The Trustee shall make available on the Trustee’s Website a copy of each Monthly Report and Annual Report to any Certified Holder. The Trustee shall be permitted to change the method by which the Monthly Report or the Annual Report is distributed to Holders in order to make such distribution more convenient and/or more accessible to the Holders. The Trustee shall provide timely and adequate notification to the Holders of any such change. If a Series of Notes is then listed on any stock exchange, the Trustee also shall provide a copy of each Monthly Report and each Annual Report to the applicable listing agent on behalf of such stock exchange if directed to do so by the Administrative Agent.
(b)The Issuer shall cause the Administrative Agent to deliver, after the end of each calendar year, but not later than the latest date permitted by law, to the Trustee, the Initial Liquidity Facility Provider and the Controlling Trustees, and the Trustee shall (or shall instruct any Paying Agent to) furnish to each Person who at any time during such calendar year was a Holder of Notes during such calendar year, a statement prepared by the Administrative Agent containing the sum of the amounts determined pursuant to Exhibit E-1 hereto with respect to each Series of Notes for such calendar year or, in the event such Person was a Holder of Notes during only a portion of such calendar year, for the applicable portion of such calendar year, and such other items as are readily available to the Administrative Agent and which a Holder shall reasonably request as necessary for the purpose of such Holder’s preparation of its U.S. federal income or other tax returns. So long as any of the Notes are Global Notes held by the Depositary or its nominee, such report and such other items will be prepared on the basis of such information supplied to the Administrative Agent by the Depositary, and will be delivered by the Trustee, when received from the Administrative Agent, to the Depositary and the applicable beneficial owners in the manner described above. In the event that any such information has been provided by any Paying Agent directly to such Person through other tax-related reports or otherwise, the Trustee in its capacity as Paying Agent shall not be obligated to comply with such request for information.
(c)The Issuer shall cause a copy of each statement, report or document described in Section 2.14(a) and Section 6.10 to be concurrently delivered by the Administrative Agent to each Rating Agency and the Servicer.
(d)Any report required to be delivered to any Person other than the Trustee under this Section 2.14 may be furnished by mail, posting to the Trustee’s Website or other electronic distribution. Any reports distributed by mail to any Holder shall be sent to the address of each such Holder as set forth in the Register. Access to the Trustee’s

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Website will be password protected. Each Person to whom a report or other information is required to be given pursuant to this Section 2.14 will be required to register at the website, to complete a certification of holdings of Notes, or of its role in this transaction (upon which the Trustee shall be fully protected in relying) and shall be subject to the terms and other restrictions contained on the Trustee’s Website. The Trustee may grant access to its website to the Persons referenced in Section 2.14(a) that appropriately complete such registration and certification process as described in the previous sentence.
(e)At such time, if any, as the Notes are issued in the form of Definitive Notes, the Trustee shall deliver the information described in Section 2.14(b) to each Holder of a Definitive Note for the relevant period of ownership of such Definitive Note as appears on the records of the Registrar.
(f)Following each Payment Date and any other date specified herein for distribution of any payments with respect to the Notes and prior to a Refinancing or Redemption (unless the Administrative Agent is required to provide such notice pursuant hereto), the Trustee shall cause notice thereof to be given, so long as such Notes are registered with DTC, Euroclear and/or Clearstream, to DTC, Euroclear and/or Clearstream for communication by them to Holders. If a Series of Notes is listed on a stock exchange, the Trustee shall provide such notices regarding a Refinancing or Redemption of such Series, amendment relating to the terms of such Series or other matters as the Administrative Agent shall direct.
(g)The Trustee shall be at liberty to sanction some other method of giving notice to the Holders if, in its opinion, such other method is reasonable, having regard to the number and identity of the Holders and/or to market practice then prevailing, is in the best interests of the Holders and will comply with the rules of any stock exchange on which any Notes are listed as confirmed by the listing agent for such stock exchange or such other stock exchange (if any) on which the Notes are then listed, and any such notice shall be deemed to have been given on such date as the Trustee may approve; provided that notice of such method is given to the Holders in such manner as the Trustee shall require.
(h)Notwithstanding the above, any notice to the Holders of any Series of Global Notes shall be validly given by delivery of the relevant notice to the Depositary, Euroclear and/or Clearstream for communication by them to such Holders. Any such notice shall be deemed to have been given on the first day on which any of such conditions shall have been met.
Section 2.15    CUSIP and ISIN Numbers. The Issuer in issuing the Notes may use “CUSIP”, “ISIN” or other identification numbers (if then generally in use), and if so, the Trustee shall use CUSIP numbers, ISIN numbers or other identification numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed

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on the Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Notes; provided further, that failure to use “CUSIP”, “ISIN” or other identification numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.
Section 2.16    Holder Covenants.
(a)Each Holder and beneficial owner of a Note, by the acceptance of such Note or acquisition of any beneficial interest therein, covenants and agrees, for the benefit of the Issuer, that it will treat such Note as indebtedness for all purposes and will not take any action contrary to such characterization, including filing any tax returns or financial statements inconsistent therewith.
(b)Each Holder and beneficial owner of a Note, by the acceptance of such Note or acquisition of any beneficial interest therein, covenants and agrees, for the benefit of the Issuer, to the extent it is legally able to do so, to provide to the Administrative Agent, the Issuer or the Trustee such properly completed and executed documentation, information or certification (including, but not limited to, Internal Revenue Service Forms W-8BEN,W-8BEN-E, W-8IMY, W-8ECI, W-8EXP and W-9 (or any successor forms)) as (1) would reduce or eliminate (i) any Taxes payable by, or withheld with respect to amounts payable to, the Issuer or any other Issuer Group Member or (ii) withholding Taxes imposed on any amount payable by the Trustee or any amount paid or payable by the Issuer under this Indenture and/or (2) may be helpful (as reasonably determined by the Administrative Agent, the Issuer or the Trustee each in its sole discretion) for the Trustee or the Issuer to satisfy its obligations relating to FATCA, withholding (including backup withholding) and information reporting under the Code and any other Applicable Law.
(c)Each Holder and beneficial owner of a Note, by the acceptance of such Note or acquisition of any beneficial interest therein, covenants and agrees, for the benefit of the Issuer, (i) at the time or times prescribed by Applicable Law following a reasonable written request by the Administrative Agent, the Issuer or the Trustee or their agents, to obtain and provide the Administrative Agent, the Issuer or the Trustee, the FATCA Responsible Officer or their agents with information or documentation relating to such Person, and to update or correct such information or documentation, as is necessary or helpful (in the good faith sole determination of the Issuer, the Trustee or their agents as applicable) for the Issuer, any other Issuer Group Member and the Trustee, or their agents, to comply with their obligations under FATCA, and (ii) that the Issuer, any other Issuer Group Member, the Trustee and/or the FATCA Responsible Officer may (1) provide such information and documentation and any other information concerning an investment in the Notes to the United States Internal Revenue Service and any other relevant taxing authority and (2) take such other steps as they deem necessary or helpful to comply with their obligations (or the obligations of any other Issuer Group Member) under FATCA.

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(d)Each Holder of a Series C Note covenants, warrants and agrees (and each person by virtue of acquiring a beneficial interest in a Series C Note (or by virtue of agreeing to act as an agent, representative or intermediary of or with respect to the holder of such a beneficial interest) is deemed to covenant and agree) that he, she or it:
(i)shall not make any issuance, delivery, sale, transfer or other disposition of any Series C Note (or any beneficial interest in a Series C Note), and any issuance, delivery, sale, transfer or other disposition of a Series C Note (or any beneficial interest in a Series C Note) will not be effective and will be void ab initio, if it would result in the Issuer being classified as an association (or a publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes;
(ii)shall not make any transfer, assignment, participation, pledge or other disposition of any Series C Note (or beneficial interest in a Series C Note), including derivatively, and any transfer, assignment, participation, pledge or other disposition of a Series C Note (or beneficial interest in a Series C Note), including derivatively, will not be effective and will be void ab initio, if such disposition purports to be a trade on or through any “Established Securities Market” within the meaning of section 7704(b)(1) of the Code, including an interdealer quotation system that regularly disseminates firm buy or sell quotations;
(iii)shall not make any issuance or transfer of a Series C Note (or any beneficial interest therein), including derivatively, and any issuance or transfer of a Series C Note (or any beneficial interest therein), will not be effective and will be void ab initio, if immediately following such issuance or transfer, more than 85 persons in the aggregate would hold the Series C Notes (or beneficial interests therein); and
(iv)to the extent such Holder (or beneficial interest holder) is a partnership, a limited liability company or other entity or arrangement treated as a partnership, a grantor trust or an “S” corporation, in each case for U.S. federal income tax purposes, (each, a “flow-through entity”), (a) no person owns, directly or indirectly through one or more flow-through entities, an interest in such relevant Holder (or interest holder) such that substantially all (within the meaning of treasury regulation section 1.7704-1(h)(3)) of the value of such person’s interest in such relevant Holder (or interest holder) is attributable to such relevant Holder’s (or interest holder’s) investment in Series C Notes or other interests in the Issuer treated as equity for U.S. federal income tax purposes (or beneficial interests therein) or (b) if such a Person does own such an interest, it is not a principal purpose of the use of a tiered arrangement among such person, such relevant Holder (or interest holder), and the Issuer to permit the Issuer to satisfy the 100-partner limitation in Treasury Regulation section 1.7704(h)(1)(ii).
(e)Each Holder of a Series C Note and any owner of a beneficial interest in such Series C Note (excluding, for the avoidance of doubt, any Initial Purchaser acting in its capacity as such) covenants, warrants and agrees that neither such Holder (or owner) nor any of

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its expanded affiliates (or, if it is a disregarded entity, the expanded affiliates of the corporation of which it is a branch) owns or will thereafter (for so long as such Series C Note is owned by the Holder (or a beneficial interest therein is owned by such owner) own any Notes of a Series senior to such Series C Note (“Senior Notes”), unless such Holder (or owner) has (1) received a prior express written waiver of this requirement from the Issuer or its agents or (2) obtained and provided to the Issuer an opinion of U.S. tax counsel to the effect that, under then-existing law, such acquisition and ownership of Senior Notes should not (assuming solely for this purpose that the Series C Notes are treated for U.S. federal income tax purposes as equity) cause section 385 of the Code, and any proposed, temporary, or final regulations of the U.S. Department of Treasury promulgated thereunder, to apply to such notes so as to cause any such Senior Notes to be reclassified as equity for U.S. federal income tax purposes.

ARTICLE III
ACCOUNTS; PRIORITY OF PAYMENTS

Section 3.01    Accounts. The Administrative Agent, shall direct the Operating Bank (which may be the Trustee) in writing to establish and maintain on its books and records for the benefit of the Security Trustee on behalf of the Secured Parties all of the following accounts: (i) a collections account (the “Collections Account”), one or more lessee funded accounts as provided in the Administrative Agency Agreement (each, a “Lessee Funded Account”), a security deposit account (the “Security Deposit Account”), an expense account (the “Expense Account”), one account (each, a “Series Account”) for each Series of Notes, an Asset purchase account (the “Asset Purchase Account”), an Asset replacement account (the “Asset Replacement Account”), a liquidity facility reserve account for the Notes (the “Liquidity Facility Reserve Account”), a payment account for the Initial Liquidity Facility (the “Initial Liquidity Payment Account”), a maintenance reserve account (the “Maintenance Reserve Account”), an Asset disposition contribution account (the “Asset Disposition Contribution Account”), an account to accrue amounts during the continuance of a DSCR Cash Trap Event (the “DSCR Cash Trap Account”), a Series C reserve account (the “Series C Reserve Account”), a hedge termination payment account (the “Hedge Termination Payment Account”) and an Unowned Assets reserve account (the “Unowned Assets Reserve Account”), in each case on or before the Initial Closing Date and (ii) thereafter any additional Lessee Funded Accounts, a defeasance/redemption account (the “Defeasance/Redemption Account”), a refinancing account (the “Refinancing Account”), any additional Series Accounts for any Series of Refinancing Notes, and any other Account (including, any Cash Collateral Account) the establishment of which is set forth in a Trustee Resolution delivered to the Security Trustee and the Administrative Agent, in each case at such time as is set forth in this Section 3.01 or in such Trustee Resolution. The Administrative Agent shall also establish and maintain any Lessor Account in accordance with Section 3.01(l). Each Account shall be established and maintained as an Eligible Account in accordance with the terms of, and be subject to, the Security Trust Agreement so as to create, perfect and establish the priority of the security interest of the Security Trustee in such Account and all cash, Investments and other property therein under the

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Security Trust Agreement and otherwise to effectuate the Security Trust Agreement (except as otherwise provided herein). Each new Account established pursuant to Section 2.04 of the Administrative Agency Agreement shall, when so established, be the Account of such name and purposes for all purposes of this Indenture.
(a)Eligible Accounts. If, at any time, any Account ceases to be an Eligible Account, the Administrative Agent or an agent thereof shall, subject to the Operating Bank’s account opening procedures, within ten Business Days to the extent practicable, establish a new account meeting the conditions set forth in this Section 3.01 in respect of such Account and transfer any cash or Permitted Account Investments in the existing Account to such new account; and from the date such new account is established, it shall have the same designation as the existing Account. If the Operating Bank should change at any time (including, any replacement of the Operating Bank for failing to be an Eligible Institution), then the Administrative Agent, acting on behalf of the Security Trustee, shall thereupon promptly establish replacement accounts as necessary at the successor Operating Bank and transfer the balance of funds in each Account then maintained at the former Operating Bank pursuant to the terms of the Administrative Agency Agreement to such successor Operating Bank.
(b)Withdrawals, Transfers and Scheduled Lease Payments.
(i)Withdrawals and Transfers Generally. The Security Trustee shall have sole dominion and control over the Accounts (including, inter alia, the sole power to direct withdrawals or transfers from the Accounts); provided that, prior to the delivery of a Default Notice, any provision of this Indenture relating to any deposit, withdrawal or transfer to or from, any Account shall be effected by the Administrative Agent directing the Operating Bank by a Written Notice of the Administrative Agent (such Written Notice to be provided to the Operating Bank by 1:00 p.m. (New York City time) on the date of such deposit, withdrawal or transfer) given in accordance with the terms of this Indenture, the Administrative Agency Agreement and the Security Trust Agreement. Each such Written Notice to the Operating Bank shall be also communicated in computer file format or in such other form as the Administrative Agent, the Operating Bank, the Trustee and the Security Trustee agree; provided that, in the case of communication in computer file format or any other form other than a written tangible form, a written tangible form thereof shall promptly thereafter be sent to the Operating Bank. No deposit, withdrawal or transfer to or from any Account shall be made except in accordance with the terms of this Indenture, the Security Trust Agreement and the Administrative Agency Agreement or by any Person other than the Trustee or the Operating Bank (only upon the Written Notice of the Administrative Agent). Each of the parties to this Indenture acknowledges that the terms of this Indenture contemplate that the Administrative Agent will receive certain information from other parties to this Indenture and the other Related Documents in order for the Administrative Agent to be able to perform all or any

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part of its obligations hereunder, that the Administrative Agent will be able to perform its obligations hereunder only to the extent such information is provided to the Administrative Agent by the relevant parties and that the Administrative Agent may conclusively rely, absent manifest error, on such information as it receives without undertaking any independent verification of that information. The Administrative Agent agrees that if it is aware that another party has information required to be delivered by such party to the Administrative Agent to perform its obligations hereunder, but the Administrative Agent has not received such information, the Administrative Agent will promptly notify the party who was to provide such information of such failure.
(ii)Scheduled Lease Payments. Notwithstanding anything to the contrary in this Indenture, if any Lease Payment is received (i) prior to its stated due date under the relevant Lease (without regard to any business day convention in such Lease that would automatically move the actual due date forward if the stated due date falls on a non-business day) and (ii) prior to the period commencing on a Calculation Date and ending on the next succeeding Calculation Date in which such payment would have been received had it been received on such stated due date (a “Scheduled Collections Period”, and such Lease Payment, an “Early Collections Period Lease Payment”), unless a Default Notice has been issued (other than a Default Notice that has been rescinded and annulled in accordance with Section 4.02) or an Acceleration Default has occurred and is continuing, such Early Collections Period Lease Payment shall be held in the Collections Account until the Payment Date immediately following the end of such Scheduled Collections Period; provided that, if there is a Designated Shortfall on the Payment Date immediately following the end of such Scheduled Collections Period, then such Early Collections Period Lease Payment shall be applied on such Payment Date immediately following the end of such Scheduled Collections Period (to the extent of such Designated Shortfall) as part of the Available Collections pursuant to Section 3.09.
(c)Collections Account. All Collections (including all Rental Payments and Usage Fees transferred from the Lessor Accounts, Partial Loss Proceeds and any amounts transferred from the Security Deposit Account) shall be, when received, deposited in the Collections Account, and all cash, Investments and other property in the Collections Account shall be transferred from or retained in the Collections Account in accordance with the terms of this Indenture.
(d)Lessee Funded Account. Any Segregated Funds received from time to time from any Lessee or pursuant to any Acquisition Agreement shall be transferred by the Operating Bank at the written direction of the Administrative Agent from the Collections Account into the related Lessee Funded Account. The Administrative Agent shall not make any withdrawal from, or transfer from, any Lessee Funded Account in respect of any Segregated Funds that is contrary to the requirements of the respective

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Leases as to Segregated Funds and the requirements of the Security Trust Agreement (including the agreement of the Security Trustee that it designate on its account records that it holds its interest in each Lessee Funded Account for the benefit of the respective Lessee in respect of whom such Segregated Funds are held). Without limiting the foregoing, no cash, Investment and other property in a Lessee Funded Account may be used to make payments, other than as permitted under Section 3.08, in respect of the Notes at any time, including after the delivery of a Default Notice. Any Segregated Funds relating to an expired or terminated Lease that remain in a Lessee Funded Account after expiration or termination of such Lease and that are not due and owing to the relevant Lessee under such expired or terminated Lease shall, if so required under the terms of a subsequent Lease, if any, relating to such Asset, be credited in a Lessee Funded Account for the benefit of the next Lessee of the relevant Asset to the extent required under the terms of such subsequent Lease and, to the extent not so required, transferred to the Collections Account. When and as provided in the Administrative Agency Agreement, the Administrative Agent shall cause to be established such additional Lessee Funded Accounts.
(e)Security Deposit Account.
(i)Upon receipt by an Issuer Group Member of a Security Deposit (other than any Segregated Funds, which shall be applied as provided in Section 3.01(d)), the Administrative Agent shall, or shall direct the Operating Bank to, transfer such Security Deposit from the Account to which it was paid to the Security Deposit Account. Subject to paragraph (iii) below, the Administrative Agent will maintain Lease subaccounts allocating the balance in the Security Deposit Account to each Lease in respect of which Security Deposits were deposited therein, provided that, if any Security Deposits are required, pursuant to the terms of the applicable Leases, to be maintained as Segregated Funds, such amounts shall be held in a Lessee Funded Account. A Lease sub-account refers to the record maintained by the Administrative Agent of the amounts on deposit in the Security Deposit Account with respect to a particular Lease. Neither the Trustee nor the Operating Bank shall have any obligation in connection with maintaining the Lease sub-accounts.
(ii)On each Payment Date on which Available Collections are to be distributed pursuant to Section 3.09(a), if the Balance on deposit in the Security Deposit Account is less than the Target Security Deposit Amount, the Trustee shall, as directed by the Administrative Agent pursuant to Section 3.08(o) deposit funds into the Security Deposit Account up to, if applicable, the Additional Security Deposit Reserve Amount, to the extent of Available Collections as provided in Section 3.09(a).
(iii)The Trustee shall, as directed by the Administrative Agent (acting upon the instructions of the Certificate Holders), from time to time withdraw an

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amount up to the Available Security Deposit Amount on deposit in the Security Deposit Account at such time and shall apply such withdrawn amount to pay any Designated Shortfalls (if any) for any Payment Date, in each case, as directed by the Certificate Holders to the Administrative Agent for application pursuant to Section 3.08(d).
(iv)If a Lessee does not have any right to receive a refund or reimbursement of its Security Deposit, or a Lessee relinquishes its right to receive a refund or reimbursement of its Security Deposit upon the expiration or earlier termination of a Lease (including a termination as the result of the occurrence of an event of default under such Lease), or a Security Deposit is not transferred to the purchaser in an Asset Disposition of the Asset subject to such Lease or is not refundable to the Lessee, the Administrative Agent shall direct the Trustee, in writing, to transfer such Security Deposit to the Collections Account upon such expiration or earlier termination, except as otherwise provided in Section 3.01(d) above.
(f)Expense Account. On each Payment Date, such amounts as are provided in Section 3.09 in respect of the Required Expense Amount shall be deposited into the Expense Account from the Collections Account. Expenses shall be paid from the Expense Account as provided in Section 3.04. If an Event of Default shall have occurred and be continuing and a Default Notice shall have been delivered by the Trustee (other than a Default Notice that has been rescinded and annulled in accordance with Section 4.02) or an Acceleration Default shall have occurred and be continuing, then the Controlling Party may direct the Trustee to transfer to the Collections Account all or a portion of the Balance in the Expense Account, after paying any Expenses then due and payable.
(g)Series Account. The Administrative Agent shall cause the Operating Bank to establish and maintain a Series Account for each Series of the Initial Notes (and upon the issuance of any Refinancing Notes, any additional Series Accounts as may be applicable for each such Series of Refinancing Notes) in accordance with the first paragraph of Section 3.01 for the benefit of the Security Trustee for the benefit of the Holders of such Series of Notes. Upon the transfer of any amounts to the applicable Series Accounts in accordance with Section 3.08, Section 3.09 or Section 3.14, the Trustee on the same day shall, or shall cause the Operating Bank to, pay all such amounts to the Holders of Notes as of the related Record Date in accordance with the terms of this Indenture.
(h)Asset Purchase Account. As and to the extent provided in Section 3.03(a), an amount equal to the aggregate Cash Payment Amounts for the Remaining Initial Assets will be transferred from the Collections Account out of the proceeds of the Initial Notes (after any other deposits or transfer out of such proceeds) to the Asset Purchase Account. The amount so deposited shall be held in such Account and invested in

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Permitted Account Investments until applied as provided in Section 3.04 or Section 3.05, as applicable. The Administrative Agent shall give Written Notice to the Security Trustee, the Trustee and the Operating Bank of the satisfaction or waiver (specifying which) of all conditions for the payment of the Cash Payment Amount for any Remaining Initial Asset, and no amounts may be withdrawn or transferred from the Asset Purchase Account with respect to the Cash Payment Amount for such Remaining Initial Asset until receipt of such notice as to such Remaining Initial Asset, except as provided in Section 3.04(l) and Section 3.08(i).
(i)Asset Replacement Account.
(i)So long as no Event of Default has occurred and is continuing and no Default Notice has been delivered (other than a Default Notice that has been rescinded and annulled in accordance with Section 4.02) and no Rapid Amortization Event has occurred and is continuing, the Issuer may elect, by notice to the Trustee in writing, not later than the last Business Day preceding the later of the date of any Permitted Asset Disposition and the date on which the Net Sale Proceeds of such Permitted Asset Disposition are received, to deposit all or a portion of the Net Sale Proceeds realized from such Permitted Asset Disposition, whether or not initially deposited in the Collections Account, in (x) the Asset Replacement Account or (y) a Qualified Escrow Account maintained by a Qualified Intermediary, provided that such written direction shall be accompanied by a Trustee Resolution that such election has been made and that the requirements of Section 5.02(p) in respect of such Permitted Asset Disposition have been satisfied. The Trustee shall, or shall cause the Operating Bank to, transfer to and retain in the Collections Account all or any portion of the Net Sale Proceeds realized from any Permitted Asset Disposition as to which the direction described in the preceding sentence is not received by the end of the last Business Day preceding the later of the date of any Asset Disposition and the date on which such Net Sale Proceeds are received. For the avoidance of doubt, to the extent the Issuer has elected to retain all or a portion of the Net Sale Proceeds of a Permitted Asset Disposition in the Asset Replacement Account or a Qualified Escrow Account, as applicable, in accordance with this Section, the Disposition Fee related to such Permitted Asset Disposition shall be paid by the Issuer on the Payment Date immediately succeeding the date of such Permitted Asset Disposition in accordance with Section 3.09.
(ii)The Issuer may elect to apply the Net Sale Proceeds from a Permitted Asset Disposition deposited in the Asset Replacement Account or a Qualified Escrow Account pursuant to Section 3.01(i)(i) to the purchase price for a Permitted Asset Acquisition to the extent permitted under Section 5.02(q).
(iii)At any time, (A) the Issuer may elect to direct the Administrative Agent to direct the Trustee to transfer some or all of the amounts on deposit in the

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Asset Replacement Account or a Qualified Escrow Account, as applicable, to the Collections Account and (B) upon Written Notice from the Administrative Agent (1) the Qualified Intermediary shall transfer any Net Sale Proceeds from an Asset Disposition remaining in a Qualified Escrow Account at the end of the applicable Replacement Period for such Asset Disposition to the Collections Account on the next Business Day after the end of such Replacement Period and (2) the Operating Bank shall transfer any Net Sale Proceeds from an Asset Disposition remaining in the Asset Replacement Account at the end of the applicable Replacement Period for such Asset Disposition to the Collections Account on the next Business Day after the end of such Replacement Period.
(iv)If an Event of Default shall have occurred and be continuing and a Default Notice shall have been delivered (other than a Default Notice that has been rescinded and annulled in accordance with Section 4.02) or an Acceleration Default shall have occurred and be continuing, or if the Expected Final Payment Date shall have occurred, then the Controlling Party may direct the Trustee to transfer to the Collections Account all or any portion of the Balance in the Asset Replacement Account and any Qualified Escrow Account.
(j)Liquidity Facility Reserve Account. Following the funding of the Liquidity Facility Reserve Account with a Downgrade Drawing, a Final Drawing or a Non-Extension Drawing, if the Administrative Agent determines in accordance with Section 3.07(g) that on any Payment Date after making all withdrawals and transfers to be made with respect to such Payment Date (and after giving effect to the transfers to be made on such Payment Date pursuant to Section 3.08(d)), there will be (i) a Required Expenses Shortfall, (ii) a Senior Hedge Payment Shortfall, (iii) a Series A Interest Shortfall and/or (iv) a Series B Interest Shortfall, the Administrative Agent shall so notify the Trustee in writing and shall direct the Operating Bank in writing on such Payment Date to withdraw from the Liquidity Facility Reserve Account the least of (A) the amount equal to the aggregate of the Shortfalls in clauses (i), (ii), (iii) and (iv) above (in each case such Shortfalls as reduced by any transfers made on such Payment Date from the Security Deposit Account pursuant to Section 3.08(d)(i), (ii) and (iii)), (B) the amount on deposit therein and (C) the Required Amount. The Trustee shall, or shall cause the Operating Bank to, as set out in the Written Notice from the Administrative Agent, apply the amount so withdrawn, first, to the Expense Account the Required Expenses Shortfall for such Payment Date; second, in no order of priority inter se, but pro rata, (1) to the Series Account for the Initial Series A Notes, the Series A Interest Shortfall for such Payment Date and (2) pro rata, to each Hedge Provider, an amount equal to the Senior Hedge Payment Shortfall for such Payment Date; and third, to the Series Account for the Initial Series B Notes, the Series B Interest Shortfall for such Payment Date (in each case such Shortfall as reduced by any transfers made on such Payment Date from the Security Deposit Account pursuant to Section 3.08(d)(i), (ii) and (iii)). In the event the Liquidity Facility Reserve Account has been funded with a Downgrade Drawing and subsequently the Initial Liquidity Facility shall cease to be a Downgraded Facility, following notice

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from the Initial Liquidity Facility Provider, the Administrative Agent shall so notify the Trustee in writing and shall direct the Operating Bank in writing to withdraw from the Liquidity Facility Reserve Account any Unapplied Downgrade Advance (as defined in the Initial Liquidity Facility) to be repaid to the Initial Liquidity Facility Provider.
(k)Initial Liquidity Payment Account. On the date of any Facility Drawing the proceeds of such drawing shall be deposited into the Initial Liquidity Payment Account and withdrawn on the applicable Payment Date for distribution, in each case in accordance with Section 3.14(b).
(l)Lessor Accounts. All Rental Payments, Usage Fees and other amounts received pursuant to any Lease or Related Collateral Document shall be deposited into the Collections Account. However, if the Administrative Agent determines that it is necessary or appropriate, including for any tax, regulatory or legal reason, any such Collections may not be deposited into the Collections Account or another Account for the benefit of the Security Trustee on behalf of the Secured Parties, then, notwithstanding the requirements of the first paragraph of Section 3.01, the relevant Issuer Group Member may establish one or more accounts (each a “Lessor Account”) for such Collections in its own name (but subject to the direction and control of the Administrative Agent) at any Eligible Institution or with a financial institution other than an Eligible Institution to the extent provided in the definition of “Eligible Account”. For so long as a Lessor Account is an Eligible Account and all actions as shall be necessary to establish and perfect the security interest of the Security Trustee in such Lessor Account pursuant to the Security Trust Agreement shall have been taken, then the Administrative Agent shall direct the transfer of all funds on deposit in any Lessor Account (other than any Segregated Funds that the applicable Issuer Group Member is obligated to maintain in such Lessor Account pursuant to the applicable Lease or other applicable document) on any Calculation Date to the Collections Account, Security Deposit Account or Lessee Funded Account (as applicable) on or promptly after such Calculation Date for inclusion (with respect to amounts not constituting Segregated Funds) in the Available Collections for the related Payment Date, and shall direct such more frequent transfers of such funds to the Collections Account as are necessary or prudent taking into account transfers, deposits and withdrawals required or permitted pursuant to Section 3.04 (and other than amounts not required to be so transferred as provided in the last sentence of this clause (l)). If the Administrative Agent reasonably determines that it is commercially impracticable or unduly burdensome to take such actions as shall be necessary to establish and perfect the security interest of the Security Trustee in such Lessor Account pursuant to the Security Trust Agreement, the Administrative Agent shall direct the financial institution at which such Lessor Account is maintained to transfer all funds deposited in such Lessor Accounts (other than amounts not required to be so transferred as provided in the last sentence of this clause (l)) to the Collections Account, Security Deposit Account or Lessee Funded Account, as applicable, within three Business Days of their receipt. The Administrative Agent shall not be required to transfer from the Lessor Account any amounts, if any, that for local tax or other regulatory or legal reasons must be retained on

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deposit or as to the transfer of which the Administrative Agent determines there is any substantial uncertainty.
(m)Defeasance/Redemption Account. Upon Written Notice of the Issuer to it, or a Trustee Resolution provided to it authorizing that a Series of Notes are to be redeemed pursuant to Section 3.11 (other than in a Refinancing) or defeased under Article XI, the Administrative Agent shall cause the Operating Bank to establish and maintain a Defeasance/Redemption Account pursuant to the first paragraph of Section 3.01 for the benefit of the Security Trustee on behalf of the Secured Parties. All amounts received for the purpose of any such redemption or defeasance shall be deposited in the Defeasance/Redemption Account in accordance with Section 3.11 or Article XI hereof, as applicable, and disbursed therefrom in accordance with Section 3.11 or Article XI hereof, as applicable.
(n)Refinancing Account. Upon Written Notice of the Issuer to it of, or a Trustee Resolution provided to it authorizing, a Refinancing, the Administrative Agent shall cause the Operating Bank to establish and maintain a Refinancing Account pursuant to the first paragraph of Section 3.01 for the benefit of the Security Trustee for the benefit of the Holders of the Notes, if any, to be refinanced. All net cash proceeds of such Refinancing shall be deposited in the Refinancing Account and shall be held in such Account until such proceeds are applied to pay the Redemption Price (including all accrued and unpaid interest) of the Notes being redeemed until such Notes are cancelled by the Trustee and Refinancing Expenses with respect thereto (except to the extent the Controlling Trustees have determined, as evidenced by a Trustee Resolution, to pay the same from funds available therefor in the Expense Account) and as otherwise provided in Section 5.02(c)(ii).
(o)Additional Cash Collateral Accounts. Upon receipt by the Administrative Agent of a Trustee Resolution providing for the establishment of any additional Cash Collateral Account as an Eligible Credit Facility for the Notes or in respect of any other Obligation, the Administrative Agent shall, by Written Notice, cause the Operating Bank to establish (within three (3) Business Days of the giving of such Written Notice) and maintain such Cash Collateral Account pursuant to the first paragraph of Section 3.01 for the benefit of the Security Trustee for the benefit of the Holders of the Notes and/or the Secured Parties holding such other Obligation. All amounts provided in connection with any such Trustee Resolution for deposit in such Account and all amounts to be deposited in such Account under Section 3.09 as an Eligible Credit Facility shall be held in such Cash Collateral Account for application, and all replenishment shall be made, in accordance with the terms of the Trustee Resolution relating to such Eligible Credit Facility, which Trustee Resolution shall include the basis of any replenishment of the Cash Collateral Account.
(p)Maintenance Reserve Account.

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(i)On each Payment Date on which Available Collections are to be distributed pursuant to Section 3.09(a), the Trustee shall, as directed by the Administrative Agent pursuant to Section 3.08(o) hereof, deposit funds into the Maintenance Reserve Account equal to, if applicable, the Additional Maintenance Reserve Amount, to the extent of Available Collections as provided in Section 3.09(a).
(ii)On the Payment Date on which any adjustment in the Maintenance Required Amount becomes effective or as of which the amount on deposit in the Maintenance Reserve Account exceeds the then applicable Maintenance Required Amount (after giving effect to all other payments to be made on such Payment Date), the Administrative Agent shall direct the Trustee in writing to transfer from the Maintenance Reserve Account to the Collections Account, for inclusion in Available Collections on such Payment Date, the excess, if any, of the Balance in the Maintenance Reserve Account over the Maintenance Required Amount, as so adjusted (if applicable).
(iii)If (A) an Event of Default shall have occurred and be continuing and a Default Notice shall have been delivered by the Trustee (other than a Default Notice that has been rescinded and annulled in accordance with Section 4.02) or an Acceleration Default shall have occurred and be continuing, or (B) all Assets shall have been sold or otherwise disposed of, then the Controlling Party may direct the Trustee to transfer to the Collections Account all or any portion of the Balance in the Maintenance Reserve Account.
(q)Series C Reserve Account.
(i)On each Calculation Date, the Administrative Agent shall calculate the difference between the Series C Reserve Amount and the amount available in the Series C Reserve Account as of such Calculation Date (such difference, if positive, the “Additional Series C Reserve Amount” for the immediately succeeding Payment Date). On each Payment Date on which Available Collections are to be distributed pursuant to Section 3.09(a), the Operating Bank shall, as directed by the Administrative Agent pursuant to Section 3.09(a) hereof, transfer funds into the Series C Reserve Account from the Collections Account equal to, if applicable, the Additional Series C Reserve Amount, to the extent of Available Collections as provided in Section 3.09(a).
(ii)If the Administrative Agent determines in accordance with Section 3.07(g) that on any Payment Date after making all withdrawals and transfers to be made with respect to such Payment Date (and after giving effect to the transfers to be made on such Payment Date pursuant to Section 3.08(d)), there will be a Series C Interest Shortfall, a Series C Scheduled Principal Shortfall or a Series C Excess Proceeds Series Payment Shortfall, the Administrative Agent shall so notify the

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Trustee in writing and shall, in accordance with Section 3.08(k), direct the Operating Bank in writing to withdraw on such Payment Date from the Series C Reserve Account the least of (A) the amount equal to the aggregate of the Series C Interest Shortfall, Series C Scheduled Principal Shortfall or Series C Excess Proceeds Series Payment Shortfall, as applicable, and (B) the amount on deposit therein, and deposit such amount in the Series Account for the Series C Notes. The Trustee shall, or shall cause the Operating Bank to, as set out in the Written Notice from the Administrative Agent, apply the amount so deposited in the Series Account for the Series C Notes, first, to the Series C Interest Shortfall for such Payment Date and second, to the Series C Scheduled Principal Shortfall for such Payment Date.
(r)Asset Disposition Contribution Account.
(i)On each Payment Date on which Available Collections are to be distributed pursuant to Section 3.09(a), the Trustee shall, as directed by the Administrative Agent pursuant to Section 3.08(o) hereof, deposit the Asset Disposition Accrual Deposit, if any, authorized by the Certificate Holders into the Asset Disposition Contribution Account pursuant to Section 3.09(a)(xxii) to the extent of Available Collections as provided in Section 3.09(a).
(ii)On the Payment Date immediately succeeding the Disposition Date for an Asset Disposition that shall have resulted in an Asset Disposition Shortfall and for which an Asset Disposition Accrual Deposit will be made pursuant to Section 3.09(a)(xxii), the Administrative Agent shall direct the Trustee to transfer the applicable Asset Disposition Accrual Amount (or, if less, the Balance in the Asset Disposition Contribution Account) from the Asset Disposition Contribution Account to the Collections Account together with the applicable Net Sale Proceeds for such Asset Disposition.
(iii)If an Event of Default shall have occurred and be continuing and a Default Notice shall have been delivered by the Trustee (other than a Default Notice that has been rescinded and annulled in accordance with Section 4.02) or an Acceleration Default shall have occurred and be continuing, then the Controlling Party may direct the Trustee to transfer to the Collections Account all or any portion of the Balance in the Asset Disposition Contribution Account.
(iv)If at any time following the deposit of amounts in the Asset Disposition Contribution Account pursuant to Section 3.02(r)(i) above, the Controlling Trustees have passed a Trustee Resolution approving the release of all or a portion of the funds in the Asset Disposition Contribution Account, the Administrative Agent shall transfer the amount specified in the Trustee Resolution from the Asset Disposition Contribution Account to the Collections

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Account for application in accordance with Section 3.09 on the next Payment Date.
(v)If the amount on deposit in the Asset Disposition Contribution Account is to be increased through the funding of Additional Advances, the Trustee, at the written direction of the Administrative Agent, will deposit such Additional Advances received by it into the Asset Disposition Contribution Account. The Certificate Holders shall notify the Administrative Agent in writing of the amount of such Additional Advance, and the Administrative Agent shall notify the Trustee in writing within one Business Day after the making of any Additional Advance that such Additional Advance has been made.
(s)DSCR Cash Trap Account. Amounts shall be deposited in the DSCR Cash Trap Account in accordance with Section 3.09(a) hereof. Amounts in the DSCR Cash Trap Account shall be subject to withdrawal and application in accordance with Section 3.08(m).
(t)Hedge Termination Payment Account. The amount of any Hedge Termination Payments shall be deposited in the Hedge Termination Payment Account, and the Administrative Agent shall direct the Trustee in writing to disburse funds out of the Hedge Termination Payment Account in accordance with this Indenture. If an Event of Default shall have occurred and be continuing and a Default Notice shall have been delivered by the Trustee (other than a Default Notice that has been rescinded and annulled in accordance with Section 4.02) or an Acceleration Default shall have occurred and be continuing, then the Controlling Party may direct the Trustee to transfer to the Collections Account all or any portion of the Balance in the Hedge Termination Payment Account.
(u)Unowned Assets Reserve Account.
(i)On each Calculation Date after the Unowned Assets Trigger Event has occurred and is continuing, the Administrative Agent shall calculate the difference between the Unowned Assets Reserve Target Amount and the amount available in the Unowned Assets Reserve Account as of such Calculation Date (such difference, if positive, the “Additional Unowned Assets Reserve Amount” for the immediately succeeding Payment Date). On each Payment Date on which Available Collections are to be distributed pursuant to Section 3.09(a), the Operating Bank shall, as directed by the Administrative Agent pursuant to Section 3.09(a), transfer funds into the Unowned Assets Reserve Account from the Collections Account equal to, if applicable, the Additional Unowned Assets Reserve Amount, to the extent of Available Collections as provided in Section 3.09(a).

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(ii)If the Administrative Agent determines that on any Payment Date the amounts available in the Unowned Assets Reserve Account will be greater than the Unowned Assets Reserve Target Amount (such excess, the “Excess Unowned Assets Reserve Amount”), the Administrative Agent shall so notify the Trustee in writing and shall direct the Operating Bank in writing to withdraw on such Payment Date from the Unowned Assets Reserve Account the Excess Unowned Assets Reserve Amount, and deposit such amount in the Collections Account, for inclusion in the Available Collections on such Payment Date.
Section 3.02    Investments of Cash. For so long as any Notes remain Outstanding, the Administrative Agent shall, or shall direct the Operating Bank in writing to, invest and reinvest the funds on deposit in the Accounts in Permitted Account Investments specified by the Administrative Agent in such written instructions, all in accordance with the terms of the following provisions; provided that the Initial Liquidity Facility Provider shall be entitled to direct the Administrative Agent to invest the amounts on deposit (if any) in the Liquidity Facility Reserve Account in Permitted Account Investments:
(i)the Permitted Account Investments shall have maturities and other terms such that sufficient funds shall be available to make required payments pursuant to this Indenture (A) before the next Payment Date after which such investment is made, in the case of investments of funds on deposit in the Collections Account and the Expense Account, (B) as directed in writing by the Servicer acting at the direction of the Controlling Trustees in accordance with the requirements of the relevant Leases or Asset Disposition agreements, in the case of investments of funds on deposit in the Lessee Funded Account, the Maintenance Reserve Account, the Asset Replacement Account, any Qualified Escrow Account or the Security Deposit Account or (C) on the same day as a payment request is made, in the case of funds on deposit in the Asset Purchase Account; provided that an investment maturing within one year of the date of investment shall nevertheless be a Permitted Account Investment if it has been acquired with funds which are not reasonably anticipated, at the discretion of the Administrative Agent, to be required to be paid to any other Person or otherwise transferred from the applicable Account prior to such maturity;
(ii)if any funds to be invested are not received in the Accounts by 1:00 p.m., New York City time, on any Business Day, such funds shall be invested in accordance with clause (i) of this Section 3.02(a) on the next succeeding Business Day; provided that none of the Administrative Agent, the Trustee, the Security Trustee, the Operating Bank or the Initial Liquidity Facility Provider shall be liable for any losses incurred in respect of the failure to invest funds not thereby received;
(iii)if required by the terms of a Lease, any investments of Segregated Funds on deposit in a Lessee Funded Account or funds on deposit in the Security

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Deposit Account shall be made on behalf of the relevant Lessee in such investments as may be required thereunder; and
(iv)if the Permitted Account Investment in which the Administrative Agent (acting at the direction of the Controlling Trustees) has directed the Operating Bank to invest any funds in any Account ceases to be a Permitted Account Investment pursuant to the definition thereof, the Administrative Agent (acting at the direction of the Controlling Trustees) shall provide the Operating Bank with new specific written investment directions. None of the Trustee, the Security Trustee or the Operating Bank shall have any duty or obligation to monitor whether an investment meets the requirements of a Permitted Account Investment nor have any liability with respect to any investment which ceases to be a Permitted Account Investment.
(b)The Trustee or its Affiliates is permitted to receive additional compensation (which compensation should be decided on an arm’s length basis) that could be deemed to be in their respective economic self interest for (i) serving as an investment advisor, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain Permitted Account Investments, (ii) using Affiliates to effect transactions in certain Permitted Account Investments and (iii) effecting transactions in certain Permitted Account Investments.
(c)Except as expressly provided hereunder, none of the Trustee, the Security Trustee or the Operating Bank shall have any obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from the Administrative Agent or the Initial Liquidity Facility Provider, as the case may be. In no event shall the Trustee, the Security Trustee or the Operating Bank be liable for the selection of investments or for investment losses incurred thereon. None of the Administrative Agent, the Trustee, the Security Trustee or the Operating Bank shall have any liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer or the Initial Liquidity Facility Provider, as the case may be, to provide timely written investment direction. None of the Administrative Agent, the Trustee, the Security Trustee or the Operating Bank guarantees the performance of any Permitted Account Investment. If the Permitted Account Investment in which the Administrative Agent or the Initial Liquidity Facility Provider has directed the Trustee or the Operating Bank to invest any funds in any Account ceases to be a Permitted Account Investment pursuant to the definition thereof, the Administrative Agent or the Initial Liquidity Facility Provider, as the case may be, shall provide the Trustee and/or the Operating Bank with new specific written investment directions. None of the Trustee, the Security Trustee or the Operating Bank shall have any duty or obligation to monitor whether an investment meets the requirements of a Permitted Account Investment nor shall it have any liability with respect to any investment which ceases to be a Permitted Account Investment.

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Section 3.03    Initial Closing Date Deposits, Withdrawals and Transfers. The Administrative Agent shall, upon its receipt of written direction of the Issuer, make, or direct the Operating Bank to make, to the extent of funds on deposit in the Accounts, the following deposits and transfers to and from the Accounts in each case as specified in a prior Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank:
(a)on the Initial Closing Date,
(i)(A) deposit in the Collections Account the proceeds of the issuance of the Initial Notes as further described in the funds flow memorandum dated the Initial Closing Date (the “Funds Flow”), (B) transfer to the Collections Account the amounts described in the Funds Flow and (C) make such other transfers and payments as are provided in the Funds Flow and not otherwise described below;
(ii)prior to making the deposits, transfers and payments described in clauses (iii) through (vii), (A) deposit in the Security Deposit Account the amount of the initial Security Deposits received pursuant to the terms of the Asset Purchase Agreement (other than Security Deposits that are Segregated Funds), if any, and (B) deposit in any Lessee Funded Account an amount equal to any Segregated Funds (including any Security Deposits that are Segregated Funds), if any, for each Lease related to any Asset being acquired from a Seller on the Initial Closing Date, in each case in the amounts and from the Accounts specified in the Funds Flow to the extent applicable;
(iii)transfer from the Collections Account to the Expense Account such amount as is necessary so that the amount on deposit in the Expense Account is an amount equal to the Required Expense Amount for the initial Interest Accrual Period and the Initial Expenses, as specified in a Written Notice of the Administrative Agent to the Trustee and the Operating Bank;
(iv)transfer from the Collections Account to the Initial Maintenance Reserve Amount and the Initial Security Deposit Amount, respectively, to the Maintenance Reserve Account and the Security Deposit Account, respectively;
(v)subject to receiving Written Notice of the Issuer to the effect that the conditions to the acquisition of all or some of the Initial Assets specified in the Asset Purchase Agreement have been fulfilled, pay from the Collections Account to the Seller the Cash Payment Amounts for such Initial Assets;
(vi)after making the deposits, transfers and payments described in clauses (i) through (v), transfer from the Collections Account to (A) the Asset Purchase Account the aggregate amount of the Cash Payment Amounts for the Remaining Initial Assets and (B) retain in the Collections Account the amounts set forth in the Funds Flow; and

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(vii)withdraw from the Expense Account such amount as is needed to discharge any portion of the Initial Expenses then due and payable on the Initial Closing Date and pay such amount to the appropriate payees thereof as specified in the Written Notice of the Administrative Agent; and
(b)on the relevant Payment Date involving the issuance of Refinancing Notes, deposit the proceeds of such Refinancing into the Refinancing Account for application in accordance with Section 3.08(a).
Section 3.04    Interim Deposits, Transfers and Withdrawals. On any Business Day, the Administrative Agent may make, or direct the Operating Bank to make, without duplication, to the extent of funds on deposit in the Accounts, the following deposits, transfers and withdrawals to and from the Accounts, in each case as specified in a prior Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank:
(a)withdraw from a Lessee Funded Account to the extent that funds on deposit therein or available thereunder may be withdrawn or drawn pursuant to the terms of the related Lease for payment thereof, to discharge any Expense then due and payable and pay such amount to the appropriate payees thereof;
(b)withdraw from the Expense Account (to the extent of funds on deposit therein) such amount as is needed to discharge any Expenses then due and payable that were included in any prior Required Expense Amount and pay such amount to the appropriate payees thereof;
(c)transfer from the Collections Account from time to time (but in no event on less than one Business Day’s prior Written Notice to the Trustee and the Operating Bank (unless such one Business Day’s notice requirement is waived by the Trustee)) other amounts to the Expense Account, in each case only to the extent that such funds are to be applied to Expenses that become due and payable during such Interest Accrual Period and for the payment of which there are insufficient funds in the Expense Account; provided that no such transfer from the Collections Account in respect of Expenses shall be made prior to the next succeeding Payment Date if, in the reasonable judgment of the Administrative Agent, such transfer would have a material adverse effect on the ability of the Issuer to make payments of accrued and unpaid interest on the Notes then Outstanding on the next Payment Date therefor in accordance with Section 3.09;
(d)withdraw Segregated Funds from a Lessee Funded Account or draw under or cause to be drawn under any applicable Related Collateral Document, in any case to the extent required by or necessary in connection with a Lease or any documents related thereto and the Related Collateral Documents, for deposit in the Collections Account to satisfy any default in Rental Payments or Usage Fees under any related Lease;

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(e)transfer any Segregated Funds (including Security Deposits that are Segregated Funds) from the Collections Account to a Lessee Funded Account in accordance with the terms of any Lease;
(f)transfer any Security Deposits (other than Security Deposits that are Segregated Funds) from the Collections Account to the Security Deposit Account;
(g)withdraw funds on deposit in the Security Deposit Account and transfer such funds to the Collections Account in satisfaction of the obligations of the Lessee under the applicable Lease, but only to the extent of the Security Deposit allocable to such Lease and as may be required or permitted under the terms of the relevant Lease;
(h)withdraw funds from the Maintenance Reserve Account for any or all of the following purposes: (i) to fund any Lessee Reimbursements, (ii) to fund maintenance performed on an Asset by the Issuer or an Issuer Subsidiary or the Servicer, (iii) to pay for the cost of performing Mandatory Asset Modifications and (iv) to make the transfers and payments described in Section 3.01(p)(ii);
(i)withdraw from the Hedge Termination Payment Account (to the extent of funds on deposit therein) such amount as is needed to pay any Hedge Termination Payments then due and payable and pay such amount to the appropriate payees thereof;
(j)in the case of any specified amount to be released from the Asset Disposition Contribution Account pursuant to a Trustee Resolution as provided for in Section 3.01(r)(iv), on or prior to the next Calculation Date, transfer such specified amount from the Asset Disposition Contribution Account to the Collections Account for application on the next Payment Date in accordance with Section 3.09 hereof;
(k)in the case of any specified amount to be released from the Security Deposit Account as directed by the Administrative Agent (acting at the direction of the Certificate Holders) as provided in Section 3.01(e)(iii), on or prior to the next Calculation Date, transfer such specified amount from the Security Deposit Account to the applicable Account for application on the next Payment Date in accordance with Section 3.09 hereof; and
(l)upon written notice to the Administrative Agent from Willis Lease that an Asset Trust has in fact received any Rental Payments under the Lease for such Remaining Initial Asset that are allocable to periods on and after the Initial Closing Date, or Usage Fees under the Lease for such Remaining Initial Asset that are received on or after the Initial Closing Date, transfer from the Asset Purchase Account to the Collections Account the amount of such Rental Payments and Usage Fees.
Section 3.05    Withdrawals and Transfers Relating to the Acquisition of Assets.

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(a)Acquisition of Remaining Initial Assets. On the Delivery Date with respect to any Remaining Initial Asset, the Administrative Agent may make, or direct the Operating Bank to make, to the extent of funds on deposit in the Accounts, the following deposits, withdrawals and transfers to and from the Accounts, in each case as specified in a Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank (which Written Notice of the Administrative Agent shall, as a condition to any such deposit, withdrawal and transfer, include written confirmation by the Administrative Agent that the conditions to payment for the Remaining Initial Asset specified in the Asset Purchase Agreement have been fulfilled):
(i)deposit into the Security Deposit Account the amount of the Security Deposits (other than Security Deposits that are Segregated Funds) received in respect of such Remaining Initial Asset under the Asset Purchase Agreement;
(ii)deposit into the relevant Lessee Funded Account the amount of any Segregated Funds (including Security Deposits that are Segregated Funds) received in respect of such Remaining Initial Asset under the Asset Purchase Agreement; and
(iii)pay out of the Asset Purchase Account to the applicable Seller the Cash Payment Amount for such Remaining Initial Asset (as reduced by any amounts transferred with respect to such Remaining Initial Asset in accordance with Section 3.04(l)) plus the Investment Earnings thereon.
(b)Acquisition of Replacement Assets. On each Delivery Date during the Replacement Period in respect of a Permitted Asset Disposition and on which the Issuer acquires a Replacement Asset (or an Asset Interest with respect to a Replacement Asset) from a Seller in a Permitted Asset Acquisition, the Administrative Agent may make, or direct the Operating Bank (and, if applicable, the Qualified Intermediary in respect of any Qualified Escrow Account) to make to the extent of funds on deposit in the Accounts, the following deposits, withdrawals and transfers to and from the Accounts, in each case as specified in a Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank (which Written Notice of the Administrative Agent shall, as a condition to any such deposit, withdrawal and transfer, include written confirmation by the Administrative Agent that the conditions to payment for the Replacement Asset specified in the applicable Acquisition Agreement have been fulfilled):
(i)deposit into the Security Deposit Account the amount of the Security Deposits (other than Security Deposits that are Segregated Funds) received in respect of such Replacement Asset under the applicable Acquisition Agreement;

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(ii)deposit into the relevant Lessee Funded Account the amount of any Segregated Funds (including Security Deposits that are Segregated Funds) received in respect of such Replacement Asset under the applicable Acquisition Agreement;
(iii)except to the extent provided in clauses (i) and (ii) above, deposit into the Collections Account any amounts received in respect of such Replacement Asset under the applicable Acquisition Agreement; and
(iv)transfer funds in an amount equal to the purchase price for such Replacement Asset provided in the Trustee Resolution unanimously approved by the Controlling Trustees from the Asset Replacement Account to the applicable Seller (or direct the Qualified Intermediary to apply the funds on deposit in the applicable Qualified Escrow Account to the acquisition of such Replacement Asset and transfer such Replacement Asset to the applicable Issuer Subsidiary).
(c)Asset Payments. The payment of the Cash Payment Amount for any Remaining Initial Asset to be made pursuant to Section 3.05(a)(iii) to any Seller shall, subject to the delivery as to such Asset of the Written Notice referred to in Section 3.05(a), be made as so provided notwithstanding the giving of any Default Notice or any other exercise of remedies hereunder.
(d)Delivery Expiry Date. Concurrently with Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank that (i) the Issuer is no longer required, pursuant to the terms of the Asset Purchase Agreement, to purchase any Remaining Initial Asset (whether by reason of the passing of the Delivery Expiry Date, the exercise by the Issuer of any termination right under the Asset Purchase Agreement or otherwise), and the amounts in the Asset Purchase Account are not being applied to acquire a Substitute Asset in lieu of such Remaining Initial Asset or (ii) the Delivery Expiry Date has occurred, the Administrative Agent shall direct the Operating Bank to transfer from the Asset Purchase Account to the Defeasance/Redemption Account (for application in accordance with Section 3.11 as an Acquisition Balance Redemption) the amounts in the Asset Purchase Account relating to each such Remaining Initial Asset (and that are not being applied to acquire a Substitute Asset in lieu of such Remaining Initial Asset), or all amounts remaining in the Asset Purchase Account if the Delivery Expiry Date has occurred.
Section 3.06    Interim Deposits and Withdrawals for Asset Disposition. On the first Business Day occurring on or after the date of an Asset Disposition, the Administrative Agent shall direct the Operating Bank to deposit (a) any and all proceeds received in respect of any Asset Disposition by or on behalf of any Issuer Group Member in the Collections Account (other than in connection with any sale of all or substantially all of the assets of the Issuer Group, in which case the Administrative Agent shall direct the Operating Bank to deposit any and all proceeds thereof into the Defeasance/Redemption Account in connection with the redemption of

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the Notes) in each case as specified in a Written Notice by the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank and (b) if so elected by the Certificate Holders, the Asset Disposition Accrual Amount in respect of such Asset Disposition, if any, in the Collections Account. Any funds then on deposit in a Lessee Funded Account or the Security Deposit Account related to the Asset subject to such sale or other disposition shall be applied on a basis consistent with the terms of the Lease related to such Asset, if any, or as otherwise provided by the relevant agreements related to such sale or other disposition. After making the deposit required by the first sentence of this Section 3.06, the Administrative Agent shall direct the Operating Bank to transfer Net Sale Proceeds from the Collections Account to the Asset Replacement Account (or a Qualified Escrow Account maintained by a Qualified Intermediary) in such amount as has been elected by the Issuer in accordance with Section 3.01(i)(i).
Section 3.07    Calculation Date Calculations.
(a)Calculation of Required Amounts. The Administrative Agent shall determine, as soon as practicable after each Calculation Date, but in no event later than four Business Days preceding the immediately succeeding Payment Date, based on information known to the Administrative Agent or Relevant Information provided to the Administrative Agent, the Collections received during the period commencing on the close of business on the preceding Calculation Date and ending on the close of business on such Calculation Date and calculate the following amounts:
(i)(A) the Balance of funds on deposit in the Accounts on the Calculation Date and the amount available under all Eligible Credit Facilities on such Calculation Date and (B) the amount of Investment Earnings (net of losses and investment expenses), if any, on Investments of funds on deposit in the Accounts during such period;
(ii)the Required Expense Amount for such Payment Date (taking into account any Expenses paid or to be paid with amounts that constitute all or a portion of an Available Security Deposit Amount);
(iii)the Available Collections for such Payment Date, taking into account all transfers to be made on such Payment Date pursuant to Section 3.08;
(iv)the net Segregated Funds, if any, and any amounts on deposit in the Security Deposit Account and the Maintenance Reserve Account available to be transferred into the Collections Account on such Calculation Date as and to the extent expressly provided herein;
(v)any amount to be transferred from the Asset Purchase Account to the Collections Account as provided in Section 3.05(d);

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(vi)any amount to be transferred from the Asset Replacement Account and/or any Qualified Escrow Account to the Collections Account as provided in Section 3.01(i)(iii);
(vii)the Additional Maintenance Reserve Amount for such Payment Date, if any;
(viii)the Additional Security Deposit Reserve Amount, if any;
(ix)the Excess Proceeds Series Payments for each Series for such Payment Date, if any;
(x)the Required Amount for any Cash Collateral Account and any amounts to be transferred in respect of the Initial Liquidity Facility and any other Eligible Credit Facilities under Section 3.09(a)(iv) or 3.09(b)(ii); and
(xi)any other information, determinations and calculations reasonably required in order to give effect to the terms of this Indenture and the other Related Documents, including the preparation of the Monthly Report and the Annual Report;
provided that, if the Administrative Agent has not received all of the Relevant Information for such Payment Date, the Administrative Agent shall make reasonable assumptions for purposes of the calculations contemplated by this Section 3.07.
(b)Calculation of Interest and Other Amounts. The Administrative Agent shall, not later than four Business Days prior to each Payment Date, make the following calculations or determinations with respect to Interest Amounts and fees of the Initial Liquidity Facility Provider due on such Payment Date:
(i)the Interest Amount in respect of Series A Notes on such Payment Date;
(ii)the Interest Amount in respect of Series B Notes on such Payment Date;
(iii)the Interest Amount in respect of Series C Notes on such Payment Date;
(iv)the Step-Up Interest Amount for the Series A Notes, if applicable;
(v)the Step-Up Interest Amount for the Series B Notes, if applicable;
(vi)the Step-Up Interest Amount for the Series C Notes, if applicable;

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(vii)any interest and fees due and owing to the Initial Liquidity Facility Provider on such Payment Date;
(viii)the Outstanding Disposition Premium for each Series of Notes, if any;
(ix)the Redemption Premium for each Series of Notes, if any; and
(x)the Additional Maintenance Reserve Amount, if any.
(c)Calculation of Principal Payment Amounts. The Administrative Agent shall, not later than four Business Days prior to each Payment Date, calculate or determine the following with respect to principal payments due on such Payment Date and certain other amounts in respect of such Payment Date:
(i)from and after the seventh Payment Date following the Initial Closing Date, the DSCR as of such Payment Date;
(ii)the Outstanding Principal Balance of each Series of Notes on such Payment Date immediately prior to any principal payment on such date;
(iii)the Adjusted Base Value for each Asset and the Adjusted Portfolio Value on such Payment Date;
(iv)the Scheduled Principal Payment Amount on such Payment Date with respect to each Series of Notes; and
(v)the Outstanding Principal Balance for each Series of Notes on such Payment Date after all principal payments on such date.
(d)Calculation of Refinancing or Redemption Amounts. The Administrative Agent shall, not later than four Business Days prior to each Redemption Date on which a Refinancing or Redemption of any Series of Notes is scheduled to occur, perform the calculations necessary to determine the Redemption Price (including accrued and unpaid interest) of such Series.
(e)Application of the Available Collections. The Administrative Agent shall, not later than 1:00 p.m. New York City time on the third Business Day prior to each Payment Date, determine the amounts to be applied on such Payment Date to make each of the payments contemplated by Section 3.09(a) or 3.09(b), as applicable, setting forth separately, the amount to be applied on such Payment Date pursuant to each clause of Section 3.09(a) or 3.09(b), as applicable.
(f)Asset Acquisitions. No later than the last Business Day prior to the anticipated Delivery Date for each Remaining Initial Asset or Replacement Asset, the

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Administrative Agent shall determine, and give the Trustee and Security Trustee a Written Notice setting out, the amounts to be paid or transferred, as applicable, under Section 3.03 or Section 3.05 in respect of the applicable Remaining Initial Asset or Replacement Asset (as applicable) on such Delivery Date, and on the Delivery Date for such Remaining Initial Asset or Replacement Asset, the Administrative Agent shall deliver a Written Notice to the Trustee and the Security Trustee to the effect that the conditions to the purchase of such Remaining Initial Asset or Replacement Asset set forth in the Asset Purchase Agreement or the Acquisition Agreement (as applicable) have been fulfilled.
(g)Calculations in respect of Shortfalls and Series C Shortfalls. As soon as practicable after each Calculation Date, but in no event later than 12:00 noon New York City time on the date which is the fourth Business Day prior to each Payment Date, the Administrative Agent shall determine (after giving effect to the application of Available Collections, taking into account all transfers to the Collections Account to be made pursuant to Section 3.08, in accordance with the applicable payment priorities set forth in Section 3.09(a) or 3.09(b), as applicable) whether a Shortfall or a Series C Shortfall exists as of such Calculation Date in the Available Collections:
(i)to pay on the next succeeding Payment Date the Required Expense Amount due on such Payment Date (any such shortfall in respect of the Required Expense Amount on any Payment Date, a “Required Expenses Shortfall”);
(ii)to pay the aggregate of the Interest Amounts due in respect of the Initial Series A Notes and Senior Hedge Payments, in each case on such Payment Date, allocated pro rata among (x) such Interest Amounts (any such shortfall in respect of the Initial Series A Notes, a “Series A Interest Shortfall”), and (y) such Senior Hedge Payments (any such shortfall in respect of Senior Hedge Payments, a “Senior Hedge Payment Shortfall”);
(iii)to pay Interest Amount due in respect of the Initial Series B Notes on such Payment Date (any such shortfall in respect of the Initial Series B Notes, a “Series B Interest Shortfall”);
(iv)to pay Interest Amount due in respect of the Series C Notes on such Payment Date (any such shortfall in respect of the Series C Notes, a “Series C Interest Shortfall”);
(v)to pay Scheduled Principal Payment Amount due in respect of the Series C Notes on such Payment Date (any such shortfall in respect of the Series C Notes, a “Series C Scheduled Principal Shortfall”); and
(vi)to pay the Excess Proceeds Series Payments in respect of the Series C Notes on such Payment Date (any such shortfall, the “Series C Excess Proceeds Series Payment Shortfall”).

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(h)Notification of Calculations in respect of Available Scheduled Principal Amounts. So long as a Default Notice has not been issued (which has not been rescinded and annulled in accordance with Section 4.02), an Acceleration Default has not occurred and the Expected Final Payment Date has not occurred, as soon as practicable after each Calculation Date, but in no event later than 12:00 noon (New York City time) on the date which is the third Business Day prior to the related Payment Date, the Administrative Agent shall provide notice to the Issuer of its calculation of the amount (the “Available Scheduled Principal Amount”) available (after giving effect to all Prior Ranking Amounts) to pay the Scheduled Principal Payment Amount for each Series of the Initial Notes (for application in accordance with Section 3.09(a) or 3.09(b), as applicable) for such Payment Date. The Available Scheduled Principal Amount shall be applied in accordance with Section 3.09(a) or 3.09(b), as applicable, towards the Scheduled Principal Payment Amount payable for such Payment Date.
(i)DSCR Failure. In the event that the Administrative Agent determines that a DSCR Cash Trap Event or a DSCR Amortization Event has occurred and is continuing with respect to any Payment Date, the Administrative Agent shall provide written notice thereof, not later than two Business Days prior to such Payment Date, to the Issuer, the Trustee and the Initial Liquidity Facility Provider.
(j)Calculation of Net Sale Proceeds. Not later than 12:00 noon (New York City time) on the fourth Business Day prior to each Payment Date in respect of which the Net Sale Proceeds of one or more Asset Dispositions are to be applied in accordance with Section 3.09, the Issuer shall cause the Administrative Agent, based on information known to it or Relevant Information provided to it, to calculate the following with respect to Net Sale Proceeds on each Series of Notes due on such Payment Date and the amounts distributable to the Initial Liquidity Facility Provider and the Servicer on such Payment Date, as applicable:
(i)the Asset Disposition Accrual Amount in respect of each Asset Disposition, if any;
(ii)the Allocable Series Amount and Allocable Debt Balance in respect of each such Asset Disposition and the allocation thereof among the Series of Notes;
(iii)the amount of any Hedge Termination Payments in respect of each Asset Disposition, if any;
(iv)the balance of any Disposition Fees in respect of each Asset Disposition; and
(v)the Disposition Premium, if any.

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(k)Calculation of Excess Proceeds. Not later than 12:00 noon (New York City time) on the third Business Day prior to each Payment Date in respect of which Excess Proceeds are to be applied in accordance with Section 3.09(a), the Issuer shall cause the Administrative Agent, based on information known to it or Relevant Information provided to it, to calculate the Excess Proceeds Series Payment for each Series of Notes due on such Payment Date.
Section 3.08    Payment Date First Step Withdrawals and Transfers. Two Business Days prior to each Payment Date, the Administrative Agent shall direct the Operating Bank to make, on such Payment Date, to the extent of funds on deposit in the Accounts, the following withdrawals from and transfers to the Accounts in each case as specified in a Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank:
(a)transfer the net proceeds of any Refinancing of a Series of Notes from the Refinancing Account to any Cash Collateral Account established for the related Refinancing Notes (up to the Required Amount therefor in accordance with Section 3.03) and the balance to the applicable Series Accounts, in each case in accordance with Sections 2.10(b) and 5.02(c);
(b)transfer any amounts on deposit in the Defeasance/Redemption Account in respect of any Redemption that is not a Refinancing to the applicable Series Accounts;
(c)transfer from each Lessee Funded Account to the Collections Account any available Segregated Funds that are no longer required to be maintained (including by way of the termination of the applicable Leases) in a segregated account under the applicable Leases, and to the Expense Account amounts from the applicable Lessee Funded Account that are being repaid to the applicable Lessees;
(d)if so directed by the Certificate Holders, withdraw from the Security Deposit Account and transfer to the Expense Account, the applicable Series Account, the Liquidity Facility Reserve Account or the Hedge Termination Payment Account, as applicable, prior to making any transfers pursuant to Section 3.08(e), an amount not to exceed the Available Security Deposit Amount for such Payment Date for application to (i) first, the Required Expenses Shortfall (if any) on such Payment Date, (ii) second, in no order of priority inter se, but pro rata (A) the Series A Interest Shortfall (if any) on such Payment Date and (B) the Senior Hedge Payment Shortfall (if any) on such Payment Date, (iii) third, the Series B Interest Shortfall (if any) on such Payment Date, (iv) fourth, in no order of priority inter se, but pro rata (A) to the Liquidity Facility Reserve Account, such amount so that the amount on deposit in such Account is equal to the Required Amount therefor and (B) to the Initial Liquidity Facility Provider, any Credit Facility Advance Obligations, (v) fifth, the Designated Shortfall (if any) (but not including any shortfall paid pursuant to the preceding clause second) with respect to the Scheduled Principal Payment Amount on the Series A Notes for such Payment Date and (vi) sixth, the Designated Shortfall (if any) (but not including any shortfall paid pursuant

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to the preceding clause third) with respect to the Scheduled Principal Payment Amount on the Series B Notes for such Payment Date, in each case pursuant to Section 3.01(e)(iii); provided that the amount described in Section 3.08(d)(iv) shall be determined after giving effect to any funds to be applied pursuant to Sections 3.08(d)(i), (ii) and (iii) and the application of any drawings from the Liquidity Facility Reserve Account on such Payment Date;
(e)if there are one or more Shortfalls on such Payment Date, after taking into consideration any transfers made pursuant to Section 3.08(d), (i) withdraw Facility Drawings from the Initial Liquidity Payment Account and apply the same in accordance with Section 3.14(b) or (ii) withdraw amounts from the Liquidity Facility Reserve Account and apply the same in accordance with Section 3.01(j), as applicable;
(f)transfer from the Collections Account to the relevant Lessee Funded Accounts the amount of any Segregated Funds then on deposit in the Collections Account;
(g)withdraw from the Maintenance Reserve Account and deposit in the Collections Account the amount, if any, of the Lessee Reimbursements included in Expenses for such Payment Date;
(h)transfer from any Account (other than the Collections Account, the Initial Liquidity Payment Account, the Liquidity Facility Reserve Account, the Asset Replacement Account and the Asset Purchase Account) to the Collections Account the amount of Investment Earnings (net of losses and investment expenses), if any, on investments of funds on deposit therein during the preceding Interest Accrual Period, except that (i) earnings on any portion of the funds on deposit in any Account required under the terms of the related Lease to be repaid to the related Lessee shall be retained therein and (ii) in the case of the Asset Purchase Account, any earnings on the purchase price funds on deposit in the Asset Purchase Account shall be retained therein for application in accordance with Section 3.05;
(i)transfer from the Asset Purchase Account to the Collections Account the amount of any Rental Payments described in Section 3.04(l) that have not already been so transferred;
(j)transfer to the Expense Account, as directed by the Administrative Agent, such amounts as are required to pay any fees, expenses or other amounts (including Taxes) required to maintain the Issuer in good standing under United States federal law and the laws of the State of Delaware;
(k)if there are one or more Series C Shortfalls on such Payment Date, withdraw amounts from the Series C Reserve Account and deposit the same in the Series Account for the Series C Notes in accordance with Section 3.01(q);

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(l) [Reserved];
(m)withdraw the Balance available in the DSCR Cash Trap Account and deposit such amounts in the Collections Account; provided that, so long as no Event of Default or Rapid Amortization Event shall have occurred and is continuing, if a DSCR Cash Trap Event has occurred and is continuing and the Certificate Holders shall have notified the Trustee and the Administrative Agent in writing no later than five Business Days prior to such Payment Date that they elect to apply all or a portion of the Balance in the DSCR Cash Trap Account to the Outstanding Principal Balance of the Series A Notes or, if no Series A Notes are Outstanding, the Outstanding Principal Balance of the Series B Notes on such Payment Date, in each case after giving effect to all other distributions made in accordance with Section 3.09 on such Payment Date (any such principal payments, the “Cash Trap Principal Payments”), withdraw an amount up to the Balance available in the DSCR Cash Trap Account and deposit such amounts in the applicable Series Account;
(n)after the giving of a Default Notice, during the continuation of an Acceleration Default or following the Interest Accrual Period in which an Asset Disposition occurs with respect to the last remaining Asset, transfer any amounts remaining in the relevant Lessee Funded Account (other than amounts required to be maintained in such account pursuant to the terms of the related Lease or Asset Agreement) into the Collections Account; and
(o)any other deposit, transfer, withdrawal or payment not described in paragraphs (a) through (n) of this Section 3.08 but required to be made pursuant to Section 3.07(e).
Section 3.09    Payment Date Second Step Withdrawals. Subject to Section 3.09(b), on each Payment Date, after the withdrawals and transfers provided for in Section 3.08 have been made, the Administrative Agent shall direct the Operating Bank to distribute from the Collections Account in each case as specified in a Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank at least two Business Days prior to such Payment Date, the amounts set forth below in the order of priority set forth below but, in each case, only to the extent that funds are available for such distributions and to the extent that all Prior Ranking Amounts then required to be paid have been paid. All payments of Available Collections to be made to or for the account of Holders of Notes pursuant to this Section 3.09 shall be made through a direct transfer of funds to the applicable Series Account with respect to the applicable Series of Notes.
(i)to the Expense Account, an amount such that the amount on deposit therein is equal to the Required Expense Amount for such Payment Date, for payment of Expenses (including, without limitation, any amount payable by any Issuer Group Member to any Lessee pursuant to a Lease, Indemnification Amounts (other than Excess Indemnification Amounts), Trustee Fees and all

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Service Provider Fees (including the Senior Rent Based Fees and Disposition Fees, but excluding the Subordinated Rent Based Fees), but excluding, for the avoidance of doubt, the portion of any Maintenance and Modification Expenses funded from the Maintenance Reserve Account, and excluding any Credit Facility Advance Obligations) that are due and payable or reimbursable on such Payment Date and included in the Required Expense Amount for such Payment Date, with the balance to be retained in the Expense Account, in each case less the amount of any withdrawals from the Liquidity Facility Reserve Account or any Facility Drawings in respect of the Required Expenses Shortfall for such Payment Date withdrawn or paid (as applicable) on or before such Payment Date in respect of such Payment Date;
(ii)in no order of priority inter se, but pro rata as to the amounts described in clauses (A) and (B) as follows: (A) to the Series Account for the Series A Notes, the Interest Amount on such Series A Notes and (B) pro rata, to any Eligible Hedge Counterparties, an amount equal to any Senior Hedge Payments due from any Issuer Group Member pursuant to any Currency Hedge Agreement, less in the case of clauses (A) and (B) the amount of any withdrawals from the Liquidity Facility Reserve Account or any Facility Drawings in respect of the Series A Interest Shortfall or the Senior Hedge Payment Shortfall (as applicable) for such Payment Date withdrawn or paid (as applicable) on or before such Payment Date in respect of such Payment Date;
(iii)to the Series Account for the Series B Notes, the Interest Amount on such Series B Notes, less the amount of any withdrawals from the Liquidity Facility Reserve Account or any Facility Drawings in respect of the Series B Interest Shortfall for such Payment Date withdrawn or paid (as applicable) on or before such Payment Date in respect of such Payment Date;
(iv)first, to any Persons providing any Eligible Credit Facilities, pro rata inter se, any Credit Facility Advance Obligations consisting of interest and second, in no order of priority inter se, but pro rata as to the amounts described in clauses (A) and (B) as follows: (A) to the Liquidity Facility Reserve Account (following a Downgrade Drawing, a Final Drawing or a Non-Extension Drawing), such amount so that the amount on deposit in such Account is equal to the applicable Required Amount therefor, and (B) to any Persons providing any Eligible Credit Facilities, any other Credit Facility Advance Obligations payable to such Persons under the terms of their respective Eligible Credit Facilities and, to the extent any such Eligible Credit Facility consists of a Cash Collateral Account (other than the Liquidity Facility Reserve Account), such amount so that the amount on deposit in each such Account is equal to the applicable Required Amount therefor;

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(v)so long as no Rapid Amortization Event has occurred and is continuing, to the Series Account for the Series A Notes, an amount equal to the Scheduled Principal Payment Amount of the Series A Notes for such Payment Date;
(vi)so long as no Rapid Amortization Event has occurred and is continuing, (A) first, if a Collections Test Breach has occurred and is continuing, to the Series Account for the Series A Notes, an amount equal to the lesser of the Outstanding Principal Balance of the Series A Notes and the Collections Test Breach Amount for such Payment Date and (B) second, to the Series Account for the Series B Notes, an amount equal to the Scheduled Principal Payment Amount of the Series B Notes for such Payment Date;
(vii)to the Security Deposit Account, an amount equal to the Additional Security Deposit Reserve Amount;
(viii)to the Maintenance Reserve Account, (A) so long as no Rapid Amortization Event has occurred and is continuing, the lesser of (1) an amount equal to the Additional Maintenance Reserve Amount and (2) 85% of the Available Collections after giving effect to clauses (i) through (vii) above or (B) if a Rapid Amortization Event has occurred and is continuing, an amount equal to the Additional Maintenance Reserve Amount;
(ix)so long as no Rapid Amortization Event has occurred and is continuing, first, to the Series Account for the Series A Notes, the Excess Proceeds Series Payment for the Series A Notes for such Payment Date and, second, to the Series Account for the Series B Notes, the Excess Proceeds Series Payment for the Series B Notes for such Payment Date;
(x)if an Unowned Assets Trigger Event has occurred and is continuing, to the Unowned Assets Reserve Account an amount equal to the Additional Unowned Assets Reserve Amount;
(xi)if a DSCR Cash Trap Event has occurred and is continuing, but no Rapid Amortization Event has occurred and is continuing, to the DSCR Cash Trap Account, all remaining amounts;
(xii)if a Rapid Amortization Event has occurred and is continuing, to the Series Account for the Series A Notes, (a) first, an amount equal to the Scheduled Principal Payment Amount of the Series A Notes for such Payment Date and (b) second, an amount equal to the Outstanding Principal Balance of such Series A Notes;
(xiii)if a Rapid Amortization Event has occurred and is continuing, to the Series Account for the Series B Notes, (a) first, an amount equal to the

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Scheduled Principal Payment Amount of the Series B Notes for such Payment Date and (b) second, an amount equal to the Outstanding Principal Balance of such Series B Notes;
(xiv)to the Series Account for the Series C Notes, the Interest Amount on such Series C Notes;
(xv)to the Series Account for the Series C Notes, an amount equal to the Scheduled Principal Payment Amount of the Series C Notes for such Payment Date;
(xvi)to the Series Account for the Series C Notes, the Excess Proceeds Series Payment for the Series C Notes for such Payment Date;
(xvii)to the Series C Reserve Account, the Additional Series C Reserve Amount;
(xviii)after the Expected Final Payment Date, to the Series Account for the Series A Notes, the Step-Up Interest Amount for the Series A Notes;
(xix)after the Expected Final Payment Date, to the Series Account for the Series B Notes, the Step-Up Interest Amount for the Series B Notes;
(xx)after the Expected Final Payment Date, to the Series Account for the Series C Notes, the Step-Up Interest Amount for the Series C Notes;
(xxi)to the Servicer, the Subordinated Rent Based Fees;
(xxii)in no order of priority inter se, but pro rata (A) to the Eligible Hedge Counterparties, in no order of priority inter se, but pro rata, to pay the Subordinated Hedge Payments, and (B) to pay Subordinated Expenses to the applicable parties in no order of priority inter se, but pro rata;
(xxiii)first, to the payment of any Outstanding Disposition Premium, to the Series Account for the Series A Notes, second, to the payment of any Outstanding Disposition Premium, to the Series Account for the Series B Notes, and third, to the payment of any Outstanding Disposition Premium, to the Series Account for the Series C Notes;
(xxiv)to the Asset Disposition Contribution Account, the Asset Disposition Accrual Deposit, if any, specified by the Certificate Holders;
(xxv)to the Asset Purchase Account, such amounts as have been approved by a Trustee Resolution in accordance with Section 5.02(r) hereof for Discretionary Asset Modifications; and

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(xxvi)to the Issuer, all remaining amounts.
(b)Anything to the contrary contained in Section 3.09(a) notwithstanding, after delivery to the Issuer and the Administrative Agent of a Default Notice or during the continuance of an Acceleration Default, the allocation of payments described in Section 3.09(a) shall not apply and the Administrative Agent shall direct the Operating Bank in writing to cause all amounts on deposit in the Collections Account to be applied on each Payment Date in the following order of priority:
(i)to the Expense Account, an amount such that the amount on deposit therein is equal to the Required Expense Amount for such Payment Date, for payment of Expenses (including, without limitation, any amount payable by any Issuer Group Member to any Lessee pursuant to a Lease, Indemnification Amounts, Subordinated Expenses, Special Litigation Expenses, Trustee Fees and all Service Provider Fees (including the Senior Rent Based Fees and Disposition Fees, but excluding the Subordinated Rent Based Fees), but excluding, for the avoidance of doubt, the portion of any Maintenance and Modification Expenses funded from the Maintenance Reserve Account, and excluding any Credit Facility Advance Obligations) that are due and payable or reimbursable on such Payment Date and included in the Required Expense Amount for such Payment Date, with the balance to be retained in the Expense Account, in each case less the amount of any withdrawals from the Liquidity Facility Reserve Account or any Facility Drawings in respect of the Required Expenses Shortfall for such Payment Date withdrawn or paid (as applicable) on or before such Payment Date in respect of such Payment Date;
(ii)to any Persons providing any Eligible Credit Facilities, pro rata inter se, first, any Credit Facility Obligations consisting of interest and second, any other Credit Facility Advance Obligations, in each case payable to such Persons under the terms of their respective Eligible Credit Facilities;
(iii)in no order of priority inter se, but pro rata as to the amounts described in clauses (A) and (B) as follows: (A) to the Series Account for the Series A Notes, the Interest Amount on such Series A Notes and (B) pro rata, to any Eligible Hedge Counterparties, an amount equal to any Senior Hedge Payments due from any Issuer Group Member pursuant to any Currency Hedge Agreement;
(iv)to the Series Account for the Series A Notes, an amount equal to the Outstanding Principal Balance of such Series A Notes;
(v)to the Series Account for the Series B Notes, the Interest Amount on such Series B Notes;

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(vi)to the Series Account for the Series B Notes, an amount equal to the Outstanding Principal Balance of such Series B Notes;
(vii)to the Series Account for the Series C Notes, the Interest Amount on such Series C Notes;
(viii)to the Series Account for the Series C Notes, an amount equal to the Outstanding Principal Balance of such Series C Notes;
(ix)after the Expected Final Payment Date, to the Series Account for the Series A Notes, the Step-Up Interest Amount for the Series A Notes;
(x)after the Expected Final Payment Date, to the Series Account for the Series B Notes, the Step-Up Interest Amount for the Series B Notes;
(xi)after the Expected Final Payment Date, to the Series Account for the Series C Notes, the Step-Up Interest Amount for the Series C Notes;
(xii)to the Servicer, the Subordinated Rent Based Fees;
(xiii)to the Eligible Hedge Counterparties, pro rata inter se, the Subordinated Hedge Payments;
(xiv)first, to the payment of any Outstanding Disposition Premium, to the Series Account for the Series A Notes, second, to the payment of any Outstanding Disposition Premium, to the Series Account for the Series B Notes, and third, to the payment of any Outstanding Disposition Premium, to the Series Account for the Series C Notes; and
(xv)to the Issuer, all remaining amounts.
Section 3.10    Reserved.
Section 3.11    Certain Redemptions. (a) Optional Redemption. Subject to the provisions of Section 3.11(c), the Issuer may elect to redeem (including in connection with any Refinancing) any Series of Notes in whole on any Business Day or in part on any Payment Date (any such redemption, an “Optional Redemption”), out of amounts available in the Defeasance/Redemption Account or, in the case of a Refinancing, the Refinancing Account, for such purpose, if any, other than, in either such case, any funds constituting part of the Available Collections, at the applicable Redemption Price (including after giving effect to any payment of accrued and unpaid interest on such Redemption Date, if any, under Section 3.09) on such Notes to be redeemed on the Redemption Date; provided that an Optional Redemption in respect of any Series of Notes funded with Refinancing Notes may only be in whole; and provided further that after the giving of a Default Notice or the Acceleration of any Notes (other than a Default Notice that has been rescinded and annulled in accordance with Section 4.02), the Notes may be

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redeemed only in whole but not in part pursuant to this Section 3.11(a); and provided further that Written Notice of any such Redemption shall be given by the Issuer (or the Administrative Agent on its behalf) to the Trustee and, for so long as any Series of Notes are listed on any stock exchange, to the applicable listing agent and such stock exchange within such time period prior to such Redemption Date as is required to comply with the rules of such stock exchange as confirmed by the listing agent for such stock exchange or such stock exchange. Such Written Notice shall include the information required to be provided in the notice of Redemption pursuant to Section 3.11(c). Any Balance in the Asset Purchase Account remaining on the Delivery Expiry Date (or remaining with respect to an Initial Asset that will no longer be acquired pursuant to the Asset Purchase Agreement after application of amounts therein to any Substitute Asset acquired in lieu thereof) shall be transferred to the Defeasance/Redemption Account and applied as an Optional Redemption (an “Acquisition Balance Redemption”) in part of the Notes on the next succeeding Payment Date, allocated between the Series on the basis of the applicable Allocable Notional Series Amount for each Series minus an amount equal to the Designated Percentage for such Asset multiplied by the Scheduled Principal Payment Amounts actually paid for such Series prior to such Acquisition Balance Redemption. Sections 3.11(c) and (d) shall not apply to any Acquisition Balance Redemption.
(b)Redemption for Taxation Reasons. Subject to the provisions of Section 3.11(c), if, at any time,
(i)the Issuer is, or on the next succeeding Payment Date will be, required to make any withholding or deduction under the laws or regulations of any applicable Tax authority with respect to any payment on any Notes (the “Affected Notes”); or
(ii)the Issuer is or will be subject to any circumstance (whether by reason of any law, regulation, regulatory requirement or double-taxation convention, or the interpretation or application thereof, or otherwise) that has resulted or will result in the imposition of a Tax (whether by direct assessment or by withholding at source) or other similar imposition by any jurisdiction that would (A) materially increase the cost to the Issuer of making payments in respect of the Affected Notes or of complying with its obligations under or in connection with the Affected Notes; or (B) otherwise obligate the Issuer or any of its subsidiaries to make any material payment with respect to, or calculated by reference to, the amount of any sum received or receivable by the Issuer, or by the Administrative Agent on behalf of the Issuer Group as contemplated by the Administrative Agency Agreement;
then the Issuer shall inform the Trustee in writing at such time of any such requirement or imposition and shall use commercially reasonable efforts to avoid the effect of the same; provided that no actions shall be taken by the Issuer to avoid such effects without a Rating Agency Confirmation. If, after using commercially reasonable efforts to avoid the adverse effects described above, any Issuer Group Member has not avoided such effects, the Issuer may,

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at its election, redeem the Affected Notes on any Payment Date, in whole, at the Outstanding Principal Balance thereof plus accrued and unpaid interest (after giving effect to any payment thereof on such Redemption Date under Section 3.09) thereon, but without premium, after paying the Required Expense Amount and all unpaid Credit Facility Obligations as of such Payment Date (any such redemption, a “Tax Redemption”); provided, however, that any such Redemptions may not occur more than 30 days prior to such time as the requirement or imposition described in (i) or (ii) above is to become effective and the Trustee shall have received a certification from the Issuer certifying that the applicable Issuer Group Member has been unable, after using commercially reasonable efforts, to avoid the adverse effects described above; provided further that Written Notice of any such Redemption shall be given by the Issuer (or the Administrative Agent on its behalf) to the Trustee and, for so long as any Series of Notes is listed on any stock exchange and traded on such stock exchange, to the applicable listing agent and such stock exchange within such time period prior to the Redemption Date for such Redemption as is required to comply with the rules of such stock exchange as confirmed by the listing agent for such stock exchange or such stock exchange.
(c)Method of Redemption. The Issuer or the Administrative Agent shall give Written Notice in respect of any such Redemption of Notes (other than an Acquisition Balance Redemption) under Section 3.11(a) or 3.11(b) to the Trustee, the Holders and the Initial Liquidity Facility Provider. The Depositary shall forward such notice of Redemption to its Participants or the beneficial owners of the Global Notes with any additional instructions applicable to owners of Beneficial Interests in accordance with its Applicable Procedures. If a Redemption of any Series of Notes is in part and not in whole, the amount of such Redemption will be applied pro rata according to the Outstanding Principal Balance of such Series, to the extent moneys are available. Except in the case of a Refinancing, no notice confirming a specific Redemption Date shall be delivered to the Holders under this Section 3.11(c) unless and until the Issuer or Administrative Agent shall have certified to the Trustee that the amounts required to be deposited pursuant to Section 3.11(d) are, or will on or before the Redemption Date be, deposited in the Defeasance/Redemption Account and the conditions precedent to such Redemption have been, or will on or before the Redemption Date be, satisfied; provided that the foregoing shall not restrict notice from being given to the Holders advising them that a Redemption Date is anticipated. Each notice in respect of a Redemption given pursuant to this Section 3.11(c) shall state (i) the applicable Redemption Date (provided that such notice shall be permitted to provide that the related Redemption Date will occur on a date within a period of time described in such notice, so long as the Administrative Agent notifies (x) the Trustee of the specific Redemption Date by no later than 10:00 a.m. (New York time) at least two Business Days prior to the Redemption Date and (y) the Holders of the Notes to be redeemed of the specific Redemption Date before the Redemption occurs, or such earlier time or date as may be required by the applicable rules and procedures of the Depositary, if any), (ii) the source of funds for making payments due on any Redemption Date, (iii) the Redemption Price of the Outstanding Principal Balance of the Series of Notes to be redeemed (provided that if such notice provides that the related Redemption Date will occur on a date within a period of time

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described in such notice, the Redemption Price applicable to one or more days during such period may be set out in such notice or in a separate notice delivered on a later date, so long as the Redemption Price for the Redemption Date is set out in a notice delivered to the Trustee not later than 10:00 a.m. (New York time) at least two Business Days prior to the time of the Redemption), (iv) in the case of a Redemption of a Series of Notes in whole, the Series of Notes to be redeemed in whole must be surrendered to the Trustee to collect the Redemption Price (including accrued and unpaid interest on such Series) and (v) in the case of a Redemption of a Series of Notes in whole, that, unless the Issuer defaults in the payment of the Redemption Price (including any accrued and unpaid interest thereon), interest on such Series shall cease to accrue on and after the Redemption of such Series. Each notice in respect of a Redemption given pursuant to this Section 3.11(c) shall be revocable by written notice from the Administrative Agent, on behalf of the Issuer, to (x) the Trustee up until 10:00 a.m. (New York time) two Business Days prior to the Redemption Date stated therein (or, in the case of a notice of Redemption providing for the Redemption Date to occur within a described period of time, stated in a separate written notice delivered by not later than 10:00 a.m. (New York time) at least two Business Days prior to the Redemption Date stated therein) and (y) each Holder of the Notes to be redeemed until the latest Redemption Date stated in the Redemption Notice (or such earlier time or date as may be required by the applicable rules and procedures of the Depositary, if any). The Administrative Agent shall deliver a notice to the Trustee and the Holders of the Notes being redeemed setting forth the Redemption Premium (if any) not later than 10:00 a.m. (New York time) at least two Business Days preceding the Redemption Date. Without prejudice to the foregoing provisions of this Section 3.11(c), if a notice described above in this Section 3.11(c) will not be delivered to the Holders of the Notes to be redeemed at least five Business Days prior to a proposed Redemption Date, the Administrative Agent shall provide a written notice to the Trustee, the Holders and the Initial Liquidity Facility Provider advising them that a Redemption Date is anticipated at least five Business Days prior to such proposed Redemption Date and reflecting any of the information to be included in the redemption notice described above as is then known to the Administrative Agent.
(d)Deposit of Redemption Amount. At or before 10:00 a.m. (New York City time) on the Redemption Date in respect of a Redemption under Section 3.11(a), the Issuer shall, to the extent an amount equal to the Redemption Price of Initial Notes to be redeemed (including all accrued and unpaid interest thereon (after giving effect to any payment thereof on such Redemption Date under Section 3.09)) and all unpaid Credit Facility Obligations (only in respect of any amounts drawn from the Liquidity Facility Reserve Account or Facility Drawings, as the case may be, in respect of Series A Interest Shortfalls or Series B Interest Shortfalls) as of the Redemption Date is not then held on deposit therein, deposit or cause to be deposited in the Defeasance/Redemption Account or, in the case of a Refinancing, the Refinancing Account, other than, in either case, any funds constituting part of the Available Collections, an amount in immediately available funds equal to such amount. At or before 10:00 a.m. (New York City time) on the Redemption Date in respect of a Redemption under Section 3.11(b), the Issuer shall, to

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the extent an amount equal to the Outstanding Principal Balance of the Initial Notes to be redeemed and all accrued and unpaid interest (after giving effect to any payment thereof on such Redemption Date under Section 3.09) thereon and all unpaid Credit Facility Obligations (only in respect of any amounts drawn from the Liquidity Facility Reserve Account or Facility Drawings, as the case may be, in respect of Series A Interest Shortfalls or Series B Interest Shortfalls) as of the Redemption Date is not then held on deposit therein, deposit or cause to be deposited in the Defeasance/Redemption Account other than any funds constituting part of Available Collections, an amount in immediately available funds equal to such amount. The Administrative Agent shall instruct the Trustee to transfer to the applicable Series Accounts, on the Redemption Date, amounts on deposit in the Defeasance/Redemption Account or Refinancing Account as are required to pay the applicable Redemption Price, and shall instruct the Trustee to make such other transfers and payments as are contemplated hereunder to be made on such Redemption Date.
(e)Notes Payable on Redemption Date. After notice has been given under Section 3.11(c) of a Redemption in whole, unless such notice has been revoked, the Outstanding Principal Balance of the Initial Notes to be redeemed on such Redemption Date shall become due and payable at the Corporate Trust Office of the Trustee, and from and after such Redemption Date (unless there shall be a default in the payment of the applicable amount to be redeemed) such principal amount shall cease to bear interest. Upon surrender of any Note for redemption in accordance with such notice, the Redemption Price or the Outstanding Principal Balance (as applicable) of such Note, together with accrued and unpaid interest on such Note shall be paid as provided for in this Section 3.11. If any Note to be redeemed shall not be so paid upon surrender thereof for redemption, the amount in respect thereof shall continue to bear interest until paid from the Redemption Date at the interest rate applicable to such Note.
Section 3.12    Cure Advances. In the event that the amounts available for distribution under Section 3.09 hereof and from the Initial Liquidity Facility are insufficient to pay in full any Interest Amount, Scheduled Principal Payment Amount or any other amount then due and payable, the Administrative Agent shall promptly notify the Certificate Holders that any Certificate Holder(s) may elect, by written notice to the Trustee, the Administrative Agent and the Issuer to make Cure Advances in amounts (the “Cure Amounts”) sufficient to fund the payment of such amounts, subject to the limitations in Section 4.02 with respect to Cure Advances made to cure any defaults in the payment of Interest Amount on the Senior Series. Such written notice shall specify the amount of the Cure Advances, the date on which such Cure Advances are to be made and the amounts that are to be paid with Cure Advances. Such Cure Advances shall be deposited in the applicable Account and the Administrative Agent shall direct the Trustee to pay such amounts as are specified in the written notice from the applicable Certificate Holder(s). The Administrative Agent shall notify the Trustee in writing within one Business Day after the making of any Cure Advance that such Cure Advance has been made. All Cure Advances so deposited shall be paid to the applicable Person notwithstanding Section 3.09 hereof, Article X hereof or anything else to the contrary contained in this Indenture or the

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Security Trust Agreement. If the failure to have paid such amounts constitutes a Default or an Event of Default, the provisions of Section 4.02 shall govern the exercise of any remedies by the Trustee and the Security Trustee.
Section 3.13    Eligible Credit Facilities. Notwithstanding Section 3.09, Article X, or anything else to the contrary contained in this Indenture or the Security Trust Agreement, all amounts available in any Cash Collateral Account or drawn against any other Eligible Credit Facility shall be paid to such Holders of Notes (and holders of other obligations) for whose benefit such Eligible Credit Facility is stated to be established except to the extent otherwise provided in the Trustee Resolutions providing for such Eligible Credit Facility.
Section 3.14    Initial Liquidity Facility. (a) Facility Drawings. If the Administrative Agent determines in accordance with Section 3.07(g) hereof that after making all withdrawals (after giving effect to any withdrawals from the Liquidity Facility Reserve Account and transfers to be made with respect to the applicable Payment Date, including pursuant to Section 3.08), there is (i) a Required Expenses Shortfall, (ii) a Series A Interest Shortfall, (iii) a Senior Hedge Payment Shortfall and/or (iv) a Series B Interest Shortfall, in each case as calculated in Section 3.07(g), the Administrative Agent shall so notify the Trustee in writing and shall, no later than 5:00 p.m. (New York City time) four Business Days prior to such Payment Date, request a drawing (each such drawing, a “Facility Drawing”) under the Initial Liquidity Facility, to be paid on or prior to such Payment Date, in an amount equal to the lesser of (A) the aggregate amount of the Shortfalls described in clauses (i), (ii), (iii) and (iv) above (reduced by any amounts withdrawn and transferred pursuant to Section 3.08(d)(i), (ii) and (iii)) and (B) the Available Amount under the Initial Liquidity Facility.
(b)Application of Facility Drawings. The proceeds of any Facility Drawing in respect of any Payment Date shall be deposited into the Initial Liquidity Payment Account and withdrawn on such Payment Date by the Operating Bank, upon Written Notice from the Administrative Agent, for application as follows: The Trustee shall, or shall cause the Operating Bank to, as set out in the Written Notice from the Administrative Agent, apply such proceeds, first, to the Expense Account the Required Expenses Shortfall for such Payment Date; second, in no order of priority inter se, but pro rata, (1) to the Series Account for the Initial Series A Notes, the Series A Interest Shortfall for such Payment Date and (2) pro rata, to each Hedge Provider, an amount equal to the Senior Hedge Payment Shortfall; and third, to the Series Account for the Initial Series B Notes, the Series B Interest Shortfall (in each case such Shortfall reduced by any transfers made on such Payment Date from the Security Deposit Account pursuant to Section 3.08(d)(i), (ii) and (iii)).
(c)Downgrade Drawings. The Initial Liquidity Facility Provider will promptly, but in any event within ten days of the occurrence of a Downgrade Event, deliver notice to the Trustee and the Administrative Agent of such Downgrade Event and the Downgrade Date.

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(ii)If at any time a Downgrade Event has occurred, the Initial Liquidity Facility Provider or the Administrative Agent on behalf of the Issuer may arrange for a Replacement Liquidity Facility Provider to issue and deliver a Replacement Liquidity Facility to the Trustee and the Administrative Agent pursuant to Section 3.14(e)(ii) within the Downgrade Period (but not later than the expiration date of the Initial Liquidity Facility).
(iii)After the occurrence of a Downgrade Event with respect to the Initial Liquidity Facility, if the Initial Liquidity Facility becomes a Downgraded Facility and is not replaced with a Replacement Liquidity Facility as provided in Section 3.14(c)(ii) within the Downgrade Period, the Administrative Agent shall, on the last day of the Downgrade Period, request a drawing in accordance with and to the extent permitted by the Initial Liquidity Facility (such drawing, a “Downgrade Drawing”) of the Available Amount thereunder. Amounts drawn pursuant to a Downgrade Drawing shall be deposited into the Liquidity Facility Reserve Account and maintained and invested as provided in Section 3.14(f) hereof.
(iv)If a Downgrade Drawing has been provided by the Initial Liquidity Facility Provider and subsequently the Initial Liquidity Facility ceases to be a Downgraded Facility, following written notice from the Initial Liquidity Facility Provider to the Administrative Agent that the Initial Liquidity Facility ceases to be a Downgraded Facility, any amounts of such Downgrade Drawing remaining in the Liquidity Facility Reserve Account shall be reimbursed to the Initial Liquidity Facility Provider in accordance with Section 3.01(j).
(d)Non-Extension Drawings. If the Initial Liquidity Facility is to expire on a date (the “Stated Expiration Date”) prior to the date that is 15 days after the Final Maturity Date with respect to the Initial Notes, then, no earlier than the 75th day and no later than the 30th day prior to the applicable Stated Expiration Date then in effect, the Administrative Agent may (but shall not be obligated to) request that the Initial Liquidity Facility Provider extend the Stated Expiration Date until the earlier of (i) the date which is 15 days after the Final Maturity Date with respect to the Initial Notes and (ii) the first anniversary of the Stated Expiration Date then in effect (unless the obligations of the Initial Liquidity Facility Provider are earlier terminated in accordance with the Initial Liquidity Facility). Whether or not the Issuer or the Administrative Agent has made such request, the Initial Liquidity Facility Provider shall have the right to advise the Issuer no earlier than the 40th day (or, if earlier, the date of the Initial Liquidity Facility Provider’s receipt of such request, if any, from the Issuer) and no later than the 25th day prior to the then effective Expiry Date, whether, in its sole discretion, it has elected not to extend the Expiry Date or has rejected an Extension Request (a “Non-Extension Notice”). If the Initial Liquidity Facility Provider rejects the Extension Request or elects not to extend the then effective Expiry Date, the Initial Liquidity Facility Provider may, at its option in accordance with Section 3.14(e)(i), arrange for a Replacement Liquidity Facility to

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replace the Initial Liquidity Facility during the period no earlier than 45 days and no later than 10 days prior to the Stated Expiration Date. If, on or before the date which is 10 days prior to the Stated Expiration Date, the Initial Liquidity Facility Provider delivers a Non-Extension Notice and a Replacement Liquidity Facility has not been provided, the Administrative Agent (on behalf of the Issuer) shall immediately request a drawing (a “Non-Extension Drawing”) for the Available Amount. Amounts advanced pursuant to a NonExtension Drawing shall be deposited into the Liquidity Facility Reserve Account to the extent of the Available Amount. If the Initial Liquidity Facility Provider does not give a NonExtension Notice to the Issuer and the Administrative Agent by the 25th day prior to the Stated Expiration Date, then the effective Stated Expiration Date shall be automatically extended to the earlier of (i) the date that is 15 days after the Final Maturity Date with respect to the Notes, and (ii) the first anniversary of the then effective Stated Expiration Date.
(e)Issuance of Replacement Liquidity Facility. If the Initial Liquidity Facility Provider shall not extend the Stated Expiration Date in accordance with Section 3.14(d), then either the Initial Liquidity Facility Provider or the Issuer may, at their respective options, arrange for a Replacement Liquidity Facility to replace the Initial Liquidity Facility during the period no earlier than 45 days and no later than 10 days prior to the then effective Stated Expiration Date.
(ii)If a Downgrade Event shall have occurred with respect to the Initial Liquidity Facility in accordance with Section 3.14(c), then either the Initial Liquidity Facility Provider or the Issuer may, at their respective options, arrange for a Replacement Liquidity Facility to replace the Initial Liquidity Facility within the Downgrade Period (but not later than the expiration date of the Initial Liquidity Facility); provided, however, that the Initial Liquidity Facility Provider may, at its option, arrange for a Replacement Liquidity Facility at any time following a Downgrade Drawing so long as the Administrative Agent on behalf of the Issuer has not already arranged for a Replacement Liquidity Facility.
(iii)At any time after the Initial Closing Date, the Initial Liquidity Facility Provider may, at its option, arrange for a Replacement Liquidity Facility to replace the Initial Liquidity Facility.
(A)No Replacement Liquidity Facility arranged by the Initial Liquidity Facility Provider or the Issuer in accordance with clauses (i), and (ii) and the first paragraph of clause (iii) shall become effective and no such Replacement Liquidity Facility shall be deemed an “Eligible Credit Facility” under this Indenture, unless and until (x) each of the conditions referred to in clauses (B) and (C) below shall have been satisfied, and (y) in the case of a Replacement Liquidity Facility arranged by the Initial Liquidity Facility Provider, such Replacement Liquidity Facility is acceptable to the Issuer.

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(B)In connection with the issuance of each Replacement Liquidity Facility, (x) the Administrative Agent shall, prior to the issuance of such Replacement Liquidity Facility, have received a Rating Agency Confirmation with respect to the Initial Notes (without regard to any downgrading of any rating of the Initial Liquidity Facility Provider being replaced pursuant to this Section 3.14(e)), (y) all Credit Facility Obligations then owing to the replaced Initial Liquidity Facility Provider (which payment shall be made first from available funds in the Liquidity Facility Reserve Account and thereafter from any other available source, including, without limitation, a drawing under the Replacement Liquidity Facility) shall be paid by the Operating Bank upon receipt of a Written Notice of the Administrative Agent setting forth the amount of the Credit Facility Obligations then owing to the replaced Initial Liquidity Facility Provider and (z) the issuer of the Replacement Liquidity Facility shall deliver the Replacement Liquidity Facility to the Administrative Agent, together with a legal opinion opining that such Replacement Liquidity Facility has been duly authorized, executed and delivered by, and is an enforceable obligation of, such Replacement Liquidity Facility Provider, such legal opinion to be reasonably satisfactory to the Controlling Party unless the legal opinion of counsel to the Replacement Liquidity Facility Provider is in form and substance substantially the same as the legal opinion of counsel to the Initial Liquidity Facility Provider delivered on the Initial Closing Date.
(C)Upon satisfaction of the conditions set forth in clauses (A) and (B) of this Section 3.14(e)(iii) with respect to a Replacement Liquidity Facility, (w) the replaced Initial Liquidity Facility shall terminate, (x) the Administrative Agent shall, if and to the extent so requested by the Issuer or the Initial Liquidity Facility Provider being replaced, execute and deliver any certificate or other instrument required in order to terminate the replaced Initial Liquidity Facility, shall surrender the replaced Initial Liquidity Facility to the Initial Liquidity Facility Provider being replaced and shall execute and deliver the Replacement Liquidity Facility, (y) each of the parties hereto shall enter into any amendments to this Indenture and any other Related Documents necessary to give effect to (1) the replacement of the applicable Initial Liquidity Facility Provider with the applicable Replacement Liquidity Facility Provider and (2) the replacement of the applicable Initial Liquidity Facility with the applicable Replacement Liquidity Facility and (z) such Replacement Liquidity Facility Provider shall be deemed to be a provider of an Eligible Credit Facility with the rights and obligations of the Initial Liquidity Facility Provider hereunder and under the other Related Documents and such Replacement Liquidity Facility shall be deemed to be an Eligible Credit

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Facility (and, if so designated by the Controlling Trustees, the “Initial Liquidity Facility”) hereunder and under the other Related Documents.
For purposes of clarification, an assignment to an Eligible Provider as permitted thereunder by the provider of the Initial Liquidity Facility or any other Eligible Credit Facility shall not be considered a Replacement Liquidity Facility; provided that written notification of such assignment shall have been provided to the Rating Agencies, and the assignee has delivered to the Administrative Agent legal opinions with respect to due authorization, execution, delivery and enforceability substantially similar in scope and substance to the legal opinions delivered by counsel to the Initial Liquidity Facility Provider on the Initial Closing Date. Following any assignment in accordance with the provisions thereof and in the foregoing proviso, the assignee shall be deemed to be the “Initial Liquidity Facility Provider” for all purposes of the Related Documents.
(f)Liquidity Facility Reserve Account; Withdrawals; Investments. All amounts drawn under the Initial Liquidity Facility by the Administrative Agent pursuant to Section 3.14(c), 3.14(d) or 3.14(i) hereof shall be deposited by the Administrative Agent into the Liquidity Facility Reserve Account. All amounts on deposit in the Liquidity Facility Reserve Account, including any amount deposited in accordance with clause (iv) of Section 3.09(a), shall be invested and reinvested in accordance with Section 3.02. Upon a request by the Initial Liquidity Facility Provider, the Administrative Agent shall provide the Initial Liquidity Facility Provider with the amount of Investment Earnings held in the Liquidity Facility Reserve Account as of the Calculation Date. On each Payment Date, the Administrative Agent shall direct the Operating Bank in writing to pay to the Initial Liquidity Facility Provider all Investment Earnings on amounts on deposit in the Liquidity Facility Reserve Account. Amounts on deposit in the Liquidity Facility Reserve Account shall be withdrawn by or at the direction of the Administrative Agent under the following circumstances:
(i)in accordance with Section 3.01(j);
(ii)on any Payment Date, if the amount in the Liquidity Facility Reserve Account exceeds the Maximum Facility Commitment, then the Administrative Agent shall direct the Operating Bank to withdraw, upon Written Notice from the Administrative Agent, from such Account such excess and pay such amount to the Initial Liquidity Facility Provider;
(iii)if a Replacement Liquidity Facility is established following the date on which funds have been deposited into the Liquidity Facility Reserve Account, the Administrative Agent shall direct the Operating Bank to withdraw, upon Written Notice from the Administrative Agent, all amounts on deposit in the Liquidity Facility Reserve Account and shall pay such amounts to the replaced Initial Liquidity Facility Provider until all Credit Facility Obligations owed to

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such Person shall have been paid in full, and shall deposit any remaining amount in the Collections Account;
(iv)in the event that (x) the Outstanding Principal Balance of, and accrued and unpaid interest on, the Notes have been paid in full or (y) the Initial Notes are no longer entitled to the benefits of the Initial Liquidity Facility in accordance with the terms thereof, the Administrative Agent shall direct the Operating Bank to withdraw, upon Written Notice from the Administrative Agent, all amounts from the Liquidity Facility Reserve Account and pay such amounts to the Initial Liquidity Facility Provider until all Credit Facility Obligations owed to the Initial Liquidity Facility Provider shall have been paid in full, and shall deposit any remaining amount in the Collections Account; and
(v)15 days after the Final Maturity Date with respect to the Initial Notes, the Operating Bank shall withdraw, upon Written Notice from the Administrative Agent, all amounts on deposit in the Liquidity Facility Reserve Account and shall pay such amounts to the Initial Liquidity Facility Provider until all Credit Facility Obligations owed to such Person shall have been paid in full, and shall deposit any remaining amount in the Collections Account.
(g)Reinstatement. With respect to any Facility Drawing under the Initial Liquidity Facility, upon the reimbursement to the Initial Liquidity Facility Provider in full or in part of the amount of such Facility Drawing, together with any accrued interest thereon, the Available Amount of the Initial Liquidity Facility shall be reinstated by an amount equal to the amount of such Facility Drawing so reimbursed to the Initial Liquidity Facility Provider but not to exceed the Maximum Facility Commitment; provided, however, that the Available Amount shall not be so reinstated in part or in full at any time (i) if a Liquidity Facility Event of Default shall have occurred and be continuing or (ii) if a Downgrade Drawing, Non-Extension Drawing or Final Drawing shall have been made.
(h)Reimbursement. The amount of each Facility Drawing under the Initial Liquidity Facility and any amounts withdrawn from the Liquidity Facility Reserve Account following a Downgrade Drawing, a Non-Extension Drawing or a Final Drawing shall be due and payable, together with interest thereon, on the dates and at the rates, respectively, provided in the Initial Liquidity Facility but only to the extent that Available Collections are sufficient to pay such amounts in the order of priority set forth in Section 3.09.
(i)Final Drawing. Upon receipt from the Initial Liquidity Facility Provider of a Termination Notice with respect to the Initial Liquidity Facility, the Administrative Agent shall, not later than the date specified in such Termination Notice, in accordance with the terms of the Initial Liquidity Facility, request in writing a drawing under the Initial Liquidity Facility of the Available Amount (a “Final Drawing”). Proceeds of a

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Final Drawing shall be deposited into the Liquidity Facility Reserve Account to the extent of the Available Amount, in accordance with clause (f) above.
(j)Initial Liquidity Facility Provider Consent. To the extent that the Initial Liquidity Facility Provider’s consent or approval is required under this Indenture or any other Related Document, or any notice or other document is required to be provided to the Initial Liquidity Facility Provider, such consent is not required and such notice or document is not required to be given in the event that a Liquidity Facility Non-Consent Event has occurred.

ARTICLE IV
DEFAULT AND REMEDIES

Section 4.01    Events of Default. Each of the following events shall constitute an “Event of Default” hereunder, and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:
(a)failure to pay when due the Interest Amount on the Series A Notes (or, if the Series B Notes are the Senior Series, the Series B Notes) and the continuance of such default is unremedied for a period of five Business Days after the same shall have become due and payable;
(b)failure to pay the outstanding principal of any Note, or failure to pay all accrued and unpaid Interest Amount on any Note, in each case on the applicable Final Maturity Date;
(c)failure to pay any amount (other than amounts provided for in clause (a) or (b) of this Section 4.01) when due and payable in connection with any Note to the extent that there are, on any Payment Date, amounts available for such payment in the Collections Account or under the Initial Liquidity Facility after payment of all Prior Ranking Amounts, and the continuance of such default for a period of ten Business Days after such Payment Date;
(d)failure of any of the representations or warranties of the Issuer under this Indenture or the Security Trust Agreement to be true and correct or failure by the Issuer to comply with any of the covenants, obligations, conditions or provisions binding on it under this Indenture, the Security Trust Agreement or any of the Notes (other than a payment default for which provision is made in clause (a), (b) or (c) of this Section 4.01), if in any such case such failure materially adversely affects the Holders of the Senior Series and continues for a period of 30 days or more (or, if such failure is capable of remedy within 90 days (or in the case of a failure with respect to a covenant contained in Section 5.02(t) and in Section 5.03, 180 days) of the date of the written notice referred to

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below and the Administrative Agent has promptly provided the Trustee with a certificate stating that the Issuer has commenced, or will promptly commence, and diligently pursue all reasonable efforts to remedy such failure, 90 days (or 180 days, as applicable) or more so long as the Issuer or any Issuer Subsidiary is diligently pursuing such remedy but in any event no longer than 90 days (or 180 days, as applicable)) after written notice thereof has been given to the Issuer by the Controlling Party;
(e)a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary), under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect; (ii) appointment of a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary); or (iii) the winding up or liquidation of the affairs of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) and, in each case, such decree or order shall remain unstayed or such writ or other process shall not have been stayed or dismissed within 90 days from entry thereof;
(f)the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) (i) commences a voluntary case under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect, or consents to the entry of an order for relief in any involuntary case under any such law; (ii) consents to the appointment of or taking possession by a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) or for all or substantially all of the property and assets of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary); or (iii) effects any general assignment for the benefit of creditors; or
(g)one or more judgments or orders for the payment of money that are in the aggregate in excess of 5% of the Adjusted Portfolio Value (other than as a result of a judgment or order for the payment of any Indemnification Amounts or Special Litigation Expenses) shall be rendered against the Issuer or any Issuer Subsidiary (other than a Non-Significant Subsidiary) and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this Section 4.01(g) if and for so long as (A)(i) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least “A-” (or substantially equivalent rating) by A.M. Best Company or a similarly situated entity, has been notified of, and has

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not disputed the claim made for payment of, the amount of such judgment or order or (B) such judgment or order is for the payment of amounts (including Indemnification Amounts) owed or payable by the Issuer or any Issuer Subsidiary to any Secured Party under or pursuant to the Notes, this Indenture or any other Related Document and has been given in favor of a Person who has agreed to limit such Person’s recourse to the Issuer or such Subsidiary on the terms set forth in Section 12.04 or on substantially similar terms set forth in any Related Document binding on such Person.
Section 4.02    Acceleration, Rescission and Annulment. (a) If an Acceleration Default occurs and is continuing, the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon shall automatically become due and payable without any further action by any party. If an Event of Default (other than an Acceleration Default) occurs and is continuing, the Trustee may, and upon the written direction of the Controlling Party shall, give a Default Notice to the Issuer, the Administrative Agent, the Initial Liquidity Facility Provider, the Servicer, the Senior Trustee and the Security Trustee declaring that an Event of Default has occurred and is continuing and declaring the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon to be due and payable. Upon delivery of a Default Notice, the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon shall be due and payable. At any time after the Controlling Party has declared the Outstanding Principal Balance of the Notes to be due and payable pursuant to a Default Notice and prior to the exercise of any other remedies pursuant to this Article IV, the Controlling Party may, by Written Notice to the Issuer, the Administrative Agent, the Initial Liquidity Facility Provider, the Servicer, the Senior Trustee (if not the Controlling Party) and the Security Trustee, subject to Section 4.05(a), rescind and annul such declaration and thereby annul its consequences if: (i) there has been paid to or deposited with the Senior Trustee an amount sufficient to pay all overdue installments of interest on the Senior Series, and the principal or Redemption Price of the Notes that would have become due otherwise than by such declaration of Acceleration (including by reason of any Certificate Holder making Cure Advances as provided in the second paragraph of this Section 4.02(a)), (ii) the rescission or annulment would not conflict with any judgment or decree and (iii) all other Defaults and Events of Default, other than non-payment of interest and principal on the Notes that have become due solely because of such Acceleration have been cured or waived.
The Certificate Holders shall, subject to the last sentence of this paragraph, have a period of 120 days from delivery of a Default Notice to take such actions as they shall deem appropriate to cure the Event of Default described in such Default Notice, including the making of Cure Advances sufficient to fund the payment of Cure Amounts, provided that the relevant Certificate Holders advises the Trustee and the Security Trustee no later than 30 days after receipt of such notice that it intends to make such Cure Advances. Promptly upon making any Cure Advances, the relevant Certificate Holders shall notify the Administrative Agent, the Security Trustee and the Trustee in writing of the amount thereof and the obligations toward which such Cure Advances shall be applied at the written direction of the Administrative Agent. If such Event of Default is based on the failure to have paid the Interest Amount due on the Senior Series, and so long as the Security Trustee shall not have instituted proceedings for the foreclosure of the

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Encumbrances against the Collateral, the Certificate Holders shall have until the end of such 120-day period to make Cure Advances in an amount sufficient to pay the Interest Amount due prior to and during such 120-day period and may continue to make Cure Advances sufficient to pay the Interest Amount on the Senior Series for up to two Payment Dates after the end of such 120-day period. Each of the period from the delivery of a Default Notice to the 30th day after such delivery, and the period during which any Certificate Holders make Cure Advances to fund the payment of such Cure Amounts after notice of a Certificate Holder’s intention to make Cure Advances as provided above shall be referred to as the “Cure Period.” The Cure Period may terminate prior to the end of the 30day period described above, if the Certificate Holders at any time advise the Trustee and the Security Trustee that they do not intend to make any Cure Advances. During the Cure Period, neither the Security Trustee nor the Trustee shall exercise any remedies against the Collateral under this Indenture or the Security Trust Agreement (or any other Security Document). Notwithstanding anything in this paragraph to the contrary, in no event shall the Certificate Holders have the right to make any Cure Advance or otherwise cure any Event of Default with respect to more than six Payment Dates within any 24-month period.
(b)Notwithstanding Section 4.01 and this Section 4.02, after the occurrence and during the continuance of an Event of Default, no Holders of any Series B Notes or Series C Notes shall be permitted to give or direct the giving of a Default Notice, or to exercise any remedy in respect of such Event of Default until all interest and principal and premium, if any, on the Senior Series (if such Series is not the Senior Series) and all other amounts due to the Holders of the Senior Series (if such Series is not the Senior Series) shall have been paid in full.
(c)The Trustee shall provide each Rating Agency with a copy of any Default Notice it receives pursuant to this Indenture.
Section 4.03    Other Remedies. If an Event of Default occurs and is continuing, and no Cure Period is continuing, the Trustee may, and at the written direction of the Controlling Party shall, subject to the quiet enjoyment rights of any Lessee pursuant to a Lease, pursue any available remedy by proceeding at law or in equity to collect the payment of principal or Redemption Price of, or interest on, the Notes or to enforce the performance of any provision of the Notes or this Indenture.
The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.
Section 4.04    Limitation on Suits. Without limiting the provisions of Section 4.09 and the final sentence of Section 12.04, no Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Security Trust Agreement or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(a)such Holder holds Notes of the Senior Series and has previously given written notice to the Senior Trustee of a continuing Event of Default;

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(b)Holders of a Required Majority of the Senior Series make a written request to the Senior Trustee to pursue a remedy hereunder;
(c)such Holder or Holders offer to the Senior Trustee an indemnity satisfactory to the Senior Trustee against any costs, expenses and liabilities to be incurred in complying with such request;
(d)the Senior Trustee does not comply with such request within 60 days after receipt of the request and the offer of indemnity;
(e)during such 60-day period, the Controlling Party does not give the Senior Trustee a revocation or direction inconsistent with such request; and
(f)the Senior Trustee is the sole Controlling Party.
No one or more Holders may use this Indenture to affect, disturb or prejudice the rights of another Holder or to obtain or seek to obtain any preference or priority not otherwise created by this Indenture and the terms of the Notes over any other Holder or to enforce any right under this Indenture, except in the manner herein provided.
Section 4.05    Waiver of Existing Defaults. (a) The Trustee may, and at the written direction of the Controlling Party shall, waive any existing Default hereunder and its consequences, except no waiver may be given with respect to a Default: (i) in the deposit or distribution of any payment required to be made on any Notes, (ii) in the payment of the interest on, principal of or premium, if any, with respect to any Note or (iii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Note or other parties affected thereby. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon. Each such notice of waiver shall also be given to each Rating Agency.
(b)Any written waiver of a Default or an Event of Default given by the Controlling Party (along with any other party whose consent to such waiver is required pursuant to the terms of this Indenture) to the Trustee and the Issuer in accordance with the terms of this Indenture shall be binding upon the Trustee, the other parties hereto and the Holders. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Default or Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.
Section 4.06    Restoration of Rights and Remedies. If the Trustee or any Holder of the Senior Series has instituted any proceeding to enforce any right or remedy under this Indenture, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or such Holder, then in every such case the Issuer, the Trustee, the Initial

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Liquidity Facility Provider and the Holders (as applicable) shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.
Section 4.07    Remedies Cumulative. Each and every right, power and remedy herein given to the Trustee (or the Controlling Party) specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee (or the Controlling Party), and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Trustee (or the Controlling Party) in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any Default on the part of the Issuer or to be an acquiescence therein.
Section 4.08    Authority of Courts Not Required. The parties hereto agree that, to the greatest extent permitted by law, the Trustee shall not be obliged or required to seek or obtain the authority of, or any judgment or order of, the courts of any jurisdiction in order to exercise any of its rights, powers and remedies under this Indenture, and the parties hereby waive any such requirement to the greatest extent permitted by law.
Section 4.09    Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture but subject to the provisions of Section 12.14 hereof, the right of any Holder to receive payment of principal or Redemption Price of, or interest on, its Note on or after the respective due dates therefor expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.
Section 4.10    Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of any Holder allowed in any judicial proceedings relating to any obligor on the Notes, its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and otherwise in accordance with the terms of this Indenture, and any custodian in any such judicial proceeding is hereby authorized by each obligee to make such payments to the Trustee, as administrative expenses associated with any such proceeding, and, in the event that the Trustee shall consent to the making of such payments directly from the obligee to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

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any other amounts due to the Trustee under Section 8.01 and otherwise in accordance with the terms of this Indenture.
Section 4.11    Undertaking for Costs. All parties to this Indenture agree, and each Holder by its acceptance of a Note shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defense made by the party litigant. This Section 4.11 does not apply to a suit instituted by the Trustee, a suit instituted by any Holder for the enforcement of the payment of principal or Redemption Price of, or interest on, its Note on or after the respective due dates expressed in such Note, or a suit by a Holder or Holders of more than 10% of the Outstanding Principal Balance of the Notes.
Section 4.12    Remedies; Rights of Controlling Party. Subject always to the provisions of this Article IV, the Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or other applicable provisions of this Indenture and other Related Documents and would not involve the Trustee in personal liability or expense; and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Trustee irrevocably agrees (and the Holders (other than the Holders represented by the Senior Trustee) shall be deemed to agree by virtue of their purchase of the Notes) that the Senior Trustee shall have all of the rights granted to it under this Indenture, including the right to direct the Trustee to take certain action as provided for in this Indenture, and the Trustee hereby agrees to act in accordance with each such authorized direction of the Senior Trustee.
Section 4.13    Purchase Rights of Holders of Series B Notes. Upon the occurrence of an Event of Default, one or more of the Holders of the Series B Notes (each, a “Series B Purchaser”) may elect to purchase all, but not less than all, of the Series A Notes for a purchase price equal to the Outstanding Principal Balance of the Series A Notes, all accrued and unpaid interest and premium, if any, thereon and all other amounts due to the Holders of the Series A Notes. Such right shall be exercised by giving the Trustee written notice of the intent to purchase the Series A Notes in the form of Exhibit D-1 hereto (a “Series B Purchase Option Notice”) and the date on which such purchase is to be consummated (the “Series B Purchase Date”). The Series B Purchase Date shall be not less than 10 Business Days nor more than 20 Business Days after the date of the Series B Purchase Option Notice. If there is more than one Series B Purchaser, the Series A Notes shall be allocated between or among the Series B Purchasers in proportion to the Outstanding Principal Balance of their Series B Notes or on such other basis as such Holders of Series B Notes may agree, and the Series B Purchase Date shall be the latest date specified in the Series B Purchase Option Notices delivered by such Series B Purchasers. The Trustee shall promptly deliver a copy of each Series B Purchase Option Notice received by it to the Holders of the Series A Notes, the Issuer, the Servicer and the

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Administrative Agent. On the Series B Purchase Date, the Holders of the Series A Notes shall transfer the Series A Notes to the Series B Purchasers upon the tender to the Holders of the Series A Notes of the purchase price described in this Section 4.13, provided that, if any Holder of the Series A Notes does not present its Series A Note for transfer, such Series A Note shall be deemed to have been converted into a right to payment of the foregoing purchase price, without additional interest, and the Series B Purchasers shall be treated as the holders of such Series A Notes as and from such Series B Purchase Date. If any Series B Purchaser fails to consummate the purchase of the Series A Notes, such Series B Purchaser shall be deemed to have irrevocably waived its rights to purchase the Series A Notes, and, if there are multiple Series B Purchasers, the remaining Series B Purchasers must tender the purchase price allocable to the portion of the Series A Notes allocable to such defaulting Series B Purchaser, in such manner as they shall agree, or all such remaining Series B Purchasers shall be deemed to have cancelled the purchase of the Series A Notes pursuant to such Series B Purchase Option Notice. The nondefaulting Series B Purchasers may unanimously elect to defer the Series B Purchase Date by not more than three Business Days for purposes of arranging such tender. Any transfer of Notes pursuant to this Section 4.13 shall be subject to the other transfer restrictions and requirements for the Notes set forth in this Indenture, including, without limitation, Section 2.16. If a Series C Purchase Option Notice or a Certificate Holder Purchase Option Notice shall have been delivered but the Series C Purchase Date or the Certificate Holder Purchase Date, respectively, shall not yet have occurred, no Series B Purchase Option Notice will have any effect.
Section 4.14    Purchase Rights of Holders of Series C Notes. Upon the occurrence of an Event of Default, one or more of the Holders of the Series C Notes (each, a “Series C Purchaser”) may elect to purchase all, but not less than all, of the Series A Notes and the Series B Notes for a purchase price equal to the aggregate Outstanding Principal Balance of the Series A Notes and the Series B Notes, all accrued and unpaid interest and premium, if any, thereon and all other amounts due to the Holders of the Series A Notes and the Series B Notes. Such right shall be exercised by giving the Trustee written notice of the intent to purchase the Series A Notes and the Series B Notes in the form of Exhibit D-2 hereto (a “Series C Purchase Option Notice”) and the date on which such purchase is to be consummated (the “Series C Purchase Date”). The Series C Purchase Date shall be not less than 10 Business Days nor more than 20 Business Days after the date of the Series C Purchase Option Notice. If there is more than one Series C Purchaser, the Series A Notes and the Series B Notes shall be allocated between or among the Series C Purchasers in proportion to the Outstanding Principal Balance of their Series C Notes or on such other basis as such Holders of Series C Notes may agree, and the Series C Purchase Date shall be the latest date specified in the Series C Purchase Option Notices delivered by such Series C Purchasers. The Trustee shall promptly deliver a copy of each Series C Purchase Option Notice received by it to the Holders of the Series A Notes and the Series B Notes, the Issuer, the Servicer and the Administrative Agent. On the Series C Purchase Date, the Holders of the Series A Notes and the Series B Notes shall transfer the Series A Notes and the Series B Notes to the Series C Purchasers upon the tender to the Holders of the Series A Notes and the Series B Notes of the purchase price described in this Section 4.14, provided that, if any Holder of the Series A Notes or the Series B Notes does not present its Series A Note or Series B Note for transfer, such Series A Note or Series B Note shall be deemed to have been converted

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into a right to payment of the foregoing purchase price, without additional interest, and the Series C Purchasers shall be treated as the holders of such Series A Notes and Series B Notes as and from such Series C Purchase Date. If any Series C Purchaser fails to consummate the purchase of the Series A Notes and the Series B Notes, such Series C Purchaser shall be deemed to have irrevocably waived its rights to purchase the Series A Notes and the Series B Notes, and, if there are multiple Series C Purchasers, the remaining Series C Purchasers must tender the purchase price allocable to the portion of the Series A Notes and the Series B Notes allocable to such defaulting Series C Purchaser, in such manner as they shall agree, or all such remaining Series C Purchasers shall be deemed to have cancelled the purchase of the Series A Notes and the Series B Notes pursuant to such Series C Purchase Option Notice. The nondefaulting Series C Purchasers may unanimously elect to defer the Series C Purchase Date by not more than three Business Days for purposes of arranging such tender. Any transfer of Notes pursuant to this Section 4.14 shall be subject to the other transfer restrictions and requirements for the Notes set forth in this Indenture, including, without limitation, Section 2.16. The rights of the Series C Purchasers pursuant to this Section 4.14 shall continue regardless of whether any Holder of Series B Notes has previously exercised a purchase right pursuant to Section 4.13. If a Certificate Holder Purchase Option Notice shall have been delivered but the Certificate Holder Purchase Date shall not yet have occurred, no Series C Purchase Option Notice will have any effect.
Section 4.15    Purchase Rights of Certificate Holders. Upon the occurrence of an Event of Default, one or more of the Certificate Holders (each, a “Certificate Holder Purchaser”) may elect to purchase all, but not less than all, of the Notes for a purchase price equal to the Outstanding Principal Balance of the Notes, all accrued and unpaid interest and premium, if any, thereon and all other amounts due to the Holders. Such right shall be exercised by giving the Trustee written notice of the intent to purchase the Notes in the form of Exhibit D-3 hereto (a “Certificate Holder Purchase Option Notice”) and the date on which such purchase is to be consummated (the “Certificate Holder Purchase Date”). The Certificate Holder Purchase Date shall be not less than 10 Business Days nor more than 20 Business Days after the date of the Certificate Holder Purchase Option Notice. If there is more than one Certificate Holder Purchaser, the Notes shall be allocated between or among the Certificate Holder Purchasers in proportion to their percentage interest in the Beneficial Interest Certificates or on such other basis as such Certificate Holders may agree, and the Certificate Holder Purchase Date shall be the latest date specified in the Certificate Holder Purchase Option Notices delivered by such Certificate Holder Purchasers. The Trustee shall promptly deliver a copy of each Certificate Holder Purchase Option Notice received by it to the Holders, the Issuer, the Servicer and the Administrative Agent. On the Certificate Holder Purchase Date, the Holders shall transfer their Notes to the Certificate Holder Purchasers upon the tender to the Holders of the purchase price described in this Section 4.15, provided that, if any Holder does not present its Note for transfer, such Note shall be deemed to have been converted into a right to payment of the foregoing purchase price, without additional interest, and the Certificate Holder Purchasers shall be treated as the holders of such Notes as and from such Certificate Holder Purchase Date. If any Certificate Holder Purchaser fails to consummate the purchase of the Notes, such Certificate Holder Purchaser shall be deemed to have irrevocably waived its rights to purchase the Notes, and, if there are multiple Certificate Holder Purchasers, the remaining Certificate Holder

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Purchasers must tender the purchase price allocable to the portion of the Notes allocable to such defaulting Certificate Holder Purchaser, in such manner as they shall agree, or all such remaining Certificate Holder Purchasers shall be deemed to have cancelled the purchase of the Notes pursuant to such Certificate Holder Purchase Option Notice. The nondefaulting Certificate Holder Purchasers may unanimously elect to defer the Certificate Holder Purchase Date by not more than three Business Days for purposes of arranging such tender. Any transfer of Notes pursuant to this Section 4.15 shall be subject to the other transfer restrictions and requirements for the Notes set forth in this Indenture, including, without limitation, Section 2.16. The rights of the Certificate Holder Purchasers pursuant to this Section 4.15 shall continue regardless of whether any Holder of Series B Notes or Series C Notes has previously exercised a purchase right pursuant to Section 4.13 or Section 4.14, as applicable.
ARTICLE V
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.01    Representations and Warranties. The Issuer represents and warrants to the parties hereto as of the Initial Closing Date and as of each other date specified below in a particular representation and warranty as follows:
(a)Due Organization. The Issuer is a statutory trust duly formed under the laws of Delaware and has the corporate power and authority to own or hold its properties and to enter into and perform its obligations under the Related Documents to which it is or will be a party, and each Issuer Subsidiary is a Person duly organized in its respective jurisdiction of organization, in each case with full power and authority to conduct its business; and none of the Issuer or any Issuer Subsidiary is in liquidation, bankruptcy or suspension of payments.
(b)Special Purpose Status. The Issuer has not engaged in any activities since its formation (other than those incidental to its formation and other appropriate trust steps and arrangements for the payment of fees to, and director’s and officer’s insurance for, the Controlling Trustees, the authorization and the issuance of the Initial Notes, the execution of the Related Documents and the activities referred to in or contemplated by such agreements).
(c)Non-Contravention. The acquisition of the Initial Assets and interests in the Initial Leases either directly or through the purchase of the Issuer Subsidiaries pursuant to the Asset Purchase Agreement, the creation of the Initial Notes, the issuance, execution and delivery by the Issuer of, and the compliance by the Issuer with the terms of the Initial Notes and the other Related Documents to which it is a party, and the execution and delivery by each Issuer Group Member of, and compliance by it with the terms of each of the Related Documents to which it is a party:

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(i)do not on the Initial Closing Date and will not on any Delivery Date or Payment Date conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, the constitutional documents of the Issuer or any Issuer Subsidiary or with any existing law, rule or regulation applying to or affecting the Issuer or any Issuer Subsidiary or any judgment, order or decree of any government, governmental body or court having jurisdiction over the Issuer or any Issuer Subsidiary; and
(ii)do not on the Initial Closing Date constitute a default under, any deed, indenture, agreement or other instrument or obligation to which the Issuer or any Issuer Subsidiary is a party or by which any of them or any part of their undertaking, assets, property or revenues are bound.
(d)Due Authorization. The acquisition of the Initial Assets and interests in the Initial Leases, the creation, execution and issuance of the Initial Notes, the execution and issue or delivery by the Issuer and each Issuer Subsidiary of the Related Documents executed by it and the performance by each of them of their obligations hereunder and thereunder and the arrangements contemplated hereby and thereby to be performed by each of them have been duly authorized by each of them.
(e)Validity and Enforceability. This Indenture constitutes, and the other Related Documents to which it is a party, when executed and delivered and, in the case of the Initial Notes, when issued and authenticated, will constitute valid, legally binding and (subject to general equitable principles, insolvency, liquidation, reorganization and other laws of general application relating to creditors’ rights or claims or the concepts of materiality, reasonableness, good faith and fair dealing) enforceable obligations of each of the Issuer and each Issuer Subsidiary executing the same.
(f)No Event of Default or Rapid Amortization Event. No Event of Default or Rapid Amortization Event has occurred and is continuing and no event has occurred that with the passage of time or notice or both would become an Event of Default or Rapid Amortization Event.
(g)No Encumbrances. Subject to the Security Interests created in favor of the Security Trustee and except for Permitted Encumbrances, there exists no Encumbrance over the assets or undertaking of (i) the Issuer which ranks prior to or pari passu with the obligation to make payments on the Initial Notes or (ii) any Issuer Subsidiary.
(h)No Consents. All consents, approvals, authorizations or other orders of all regulatory authorities required (excluding any required by the other parties to the Related Documents) for or in connection with the execution and performance of the Related Documents by the Issuer and each Issuer Subsidiary and the issue and performance of the Initial Notes and the offering of the Initial Notes by the Issuer have been obtained and are in full force and effect and not contingent upon fulfillment of any condition.

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(i)No Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of the Issuer, threatened against or affecting, the Issuer or any Issuer Subsidiary before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Indenture (including the Exhibits and Schedules attached hereto) and the other Related Documents or which could reasonably be expected to have a material adverse effect on the ability of the Issuer or any Issuer Subsidiary to perform its obligations under the Related Documents.
(j)Employees, Subsidiaries. The Issuer and each Issuer Subsidiary have no employees. Directors, officers, managers and trustees are not employees for purposes of this paragraph (j). Set forth in Schedule 2 is a true and complete list, as of the date hereof, of all Issuer Subsidiaries existing on the Initial Closing Date, together with their jurisdictions of organization.
(k)Ownership. The Issuer or an Issuer Subsidiary is the beneficial owner of the Collateral, free from all Encumbrances and claims whatsoever other than Permitted Encumbrances (including the Security Interests created in favor of the Security Trustee).
(l)No Filings. Under the laws of the States of Delaware and New York, the Federal laws of the United States of America or the laws of the jurisdiction of organization of any Issuer Subsidiary, it is not necessary or desirable that this Indenture or any other Related Document to which the Issuer or an Issuer Subsidiary is a party (other than evidences of the Security Interests) be filed, recorded or enrolled (other than the filing of the Certificate of Trust in the office of the Secretary of State of the State of Delaware which filing has been made and the other filing and registrations contemplated by the Security Trust Agreement and the other Security Documents that have been made) with any court or other authority in any such jurisdictions or that any stamp, registration or similar Tax be paid on or in relation to this Indenture or any of the other Related Documents.
(m)Assets. Schedule 1 contains a true and complete list of all Assets constituting Initial Assets as of the Initial Closing Date, each of which is, as of the Initial Closing Date, expected to be owned by an Asset Trustee, in each case not in its individual capacity but solely as owner trustee under a trust agreement with the Issuer or an Issuer Subsidiary as of the Initial Closing Date or as of the Delivery Date for each of such Assets, as applicable. Except as otherwise set forth therein, after such Initial Asset has been delivered under the Asset Purchase Agreement on the applicable Delivery Date, the applicable Asset Trustee will have such title to such Asset as was conveyed to such Person, free and clear of all Encumbrances created by or through such Person other than Permitted Encumbrances.
(n)Asset Related Documents. Each Asset Related Document is a legal, valid and binding agreement of the Person within the Issuer Group that is a party thereto

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(including by way of assignment or novation) and is enforceable against such Person within the Issuer Group that is a party thereto in accordance with its terms except where enforceability may be limited by general equitable principles, insolvency, liquidation, reorganization and other laws of general application relating to creditors’ rights or claims or the concepts of materiality, reasonableness, good faith and fair dealing.
(o)Other Representations. The representations and warranties made by the Issuer and each Issuer Subsidiary in any of the other Related Documents are true and accurate as of the date made.
(p)Investment Company Act. The Issuer is not required to register as an “investment company” as defined in the Investment Company Act, such determination by the Issuer having been made in reliance on one or more bases other than the exceptions from the definition of “investment company” provided in Sections 3(c)(1) and 3(c)(7) of the Investment Company Act, including that the Issuer does not come within the definition of “investment company” under Section 3(a)(1) of the Investment Company Act.
(q)USA Patriot Act. To the extent applicable, the Issuer and each Issuer Subsidiary is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). No part of the proceeds of the Notes will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
(r)Anti-Money Laundering Laws. Each of the Issuer and the Issuer Subsidiaries has not engaged in any transaction, investment, undertaking or activity in violation of the anti-corruption, anti-bribery anti-money laundering laws, rules or regulations of any jurisdiction in each case as they may be applicable to the Issuer or any of the Issuer Subsidiaries, all as amended (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer or any Issuer Subsidiary is, with respect to the Anti-Money Laundering Laws, pending or, to the knowledge of the Issuer, threatened.
(s)Sanctions. Each of the Issuer and the Issuer Subsidiaries is not and, to the knowledge of the Issuer, no director, officer, agent, employee or Affiliate of the Issuer or any of the Issuer Subsidiaries is (or is owned or controlled by a Person that is), (A) the target of any economic sanctions administered by the Office of Foreign Assets Control of

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the U.S. Department of the Treasury, the United Kingdom, the European Union or any member state thereof, or any governmental authority which has jurisdiction over the Issuer, any Issuer Subsidiary or any Secured Party (each, a “Sanctions Authority”) or (B) located, organized or resident in a country which is the subject of any such economic sanctions; and the Issuer will not use, directly or indirectly, any of the proceeds of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, for the purpose of conducting business in or with, engaging in any transaction in or with, or financing the activities of, any country or Person that is the target of any economic sanctions administered by any Sanctions Authority in any manner which will violate any such economic sanctions.
(t)Covered Fund. The Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as contemplated by the Related Documents, the Issuer will not be, a “covered fund” as defined in the final regulations issued December 10, 2013, implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act).
(u)Tax Treatment. The Issuer is treated for U.S. federal income tax purposes as a disregarded entity that is a branch of a Permitted Person. Each Issuer Subsidiary that is created or organized in or under the laws of the United States or any State thereof or the District of Columbia or that is subject to U.S. federal income tax on a net income basis is a disregarded entity for U.S. federal income tax purposes.
Section 5.02    General Covenants. The Issuer hereby covenants as follows:
(a)No Release of Obligations. The Issuer will not take, or knowingly permit any Issuer Subsidiary to take, any action which would amend, terminate or discharge or prejudice the validity or effectiveness of this Indenture (other than as permitted herein) or any other Related Document or permit any party to any such document to be released from such obligations, except, in each case, any such action in accordance with the requirements set forth therein or as otherwise permitted or contemplated by the terms of this Indenture or such other Related Documents (including making any necessary amendments in connection with the issuance of any Refinancing Notes), provided that such actions may be taken or permitted if the Issuer will have first obtained a Trustee Resolution determining that such permitted action or release does not materially adversely affect the interests of the Holders and shall have given prior notice of such action or release to the Rating Agencies; provided further that, in any case, (i) the Issuer shall not enter into any amendment or modification to any conflicts standard or duty of care in such agreements and (ii) there must be at all times an Administrative Agent with respect to the Administrative Services (as defined in the Administrative Agency Agreement) and a Servicer with respect to all Assets in the Portfolio (provided that, if the Servicer terminates the Servicing Agreement in accordance with the terms thereof, this Section 5.02(a) shall not be violated if the Issuer uses its best efforts to obtain a successor servicer).

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(b)Encumbrances. The Issuer shall not, and shall not permit any Issuer Subsidiary to, create, incur, assume or suffer to exist any Encumbrance, other than: (i) any Permitted Encumbrance, (ii) Encumbrances over rights in or derived from Leases, subject to the approval of the Controlling Party and a Rating Agency Confirmation (provided that any transaction or series of transactions resulting in such Encumbrance, taken as a whole, does not materially adversely affect the amount of Collections that would have been received by the Issuer and any other Issuer Group Member from such Lease had such Encumbrance not been created), (iii) any Encumbrance the validity or applicability of which is being contested in good faith in appropriate proceedings by any Issuer Subsidiary; provided that the proceeding relating to such Encumbrance or the continued existence of such Encumbrance does not give rise to any reasonable likelihood of the sale, forfeiture or other loss of the affected asset or for which such Issuer Subsidiary shall have set aside adequate reserves, (iv) any Encumbrance consisting of any transfer of title to or Lease of an Asset (A) to or in favor of a trust or another entity for the purposes of registering the Asset under the laws of an applicable jurisdiction, or for tax or other regulatory purposes, so long as an Issuer Group Member retains the beneficial or economic ownership of the Asset, or (B) from such trust or another entity to an Issuer Group Member (subject, in the case of subclause (A) of this subclause (iv) to the limitations set forth in Section 5.02(p)(vi)), and (v) any Encumbrance created in connection with a surety bond, letter of credit or similar instrument to be obtained by the Issuer or any Issuer Subsidiary in connection with the repossession of an Asset or other enforcement action under a Lease.
(c)Indebtedness. The Issuer will not, and will not permit any Issuer Subsidiary to, incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for the payment of, contingently or otherwise, whether present or future (in any such case, to “Incur”), Indebtedness, other than:
(i)Indebtedness in respect of the Initial Notes;
(ii)Indebtedness in respect of any Refinancing Notes; provided that the requirements for the issuance of such Refinancing Notes set forth in Section 2.10(a) have been met;
(iii)Indebtedness in respect of Guarantees by any Issuer Group Member of any other Issuer Group Member;
(iv)obligations to each Seller under any Acquisition Agreement and any related lease assignment and assumption agreements or novation agreements and obligations to Lessees and others under the documents related thereto, including any Indebtedness owed to any Lessee under any such agreement or the Lease or Future Lease with respect to maintenance contributions, redelivery condition adjustment payments or any other obligation of the Issuer or any Issuer Subsidiary to a Lessee;

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(v)Indebtedness under currency and interest rate exchange transactions described in Section 5.02(f)(iv), upon such terms and conditions as the Controlling Trustees see fit and otherwise meeting the requirements of this Indenture;
(vi)Indebtedness under intercompany loans or any agreement between the Issuer and any Issuer Subsidiary or between any Issuer Group Members (each, an “Intercompany Loan”); provided that such Indebtedness shall be subordinated to the Notes;
(vii)Indebtedness of the Issuer under the Initial Liquidity Facility and any Replacement Liquidity Facility entered into in accordance with Section 3.14(e);
(viii)Indebtedness Incurred in connection with repossession, detention or other enforcement action in respect of an Asset or under a Lease, and Indebtedness in favor of the provider of a surety bond, letter of credit or similar instrument to be obtained by the Issuer or any Issuer Subsidiary in connection with the repossession, detention or other enforcement action in respect of an Asset or under a Lease;
(ix)Obligations to the Servicer under the Servicing Agreement and Indebtedness which the Servicer is expressly permitted under the Servicing Agreement to Incur on behalf of any Issuer Group Member without seeking the approval of the Issuer; and
(x)Indebtedness consisting of Additional Advances and Cure Advances made and applied in accordance with this Indenture.
(d)Restricted Payments. The Issuer will not, and will not permit any Issuer Subsidiary to, (i) declare or pay any dividend or make any distribution on its Stock held by Persons other than any Issuer Group Member; provided that, so long as no Event of Default shall have occurred and be continuing and to the extent there are available funds therefor in the Collections Account on the applicable Payment Date, the Issuer may make payments on the Beneficial Interest Certificates to the extent of the aggregate amount of distributions made to the Issuer pursuant to Section 3.09 or any indenture supplemental hereto relating to the Notes; (ii) purchase, redeem, retire or otherwise acquire for value any Issuer Beneficial Interest in the Issuer or any shares of Stock in any Issuer Group Member held by or on behalf of Persons other than any Issuer Group Member or any Permitted Holder; (iii) make any payment of interest, principal or premium, if any, on any of the Notes or make any voluntary or optional repurchase, defeasance or other acquisition or retirement for value of Indebtedness of the Issuer or any Issuer Subsidiary that is not owed to a Person other than any Issuer Group Member other than in accordance with this Indenture or the other Related Documents; provided that the Issuer

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may repurchase, defease or otherwise acquire or retire any of the Notes from a source other than from Collections (other than out of amounts distributed to the Issuer in accordance with Section 3.09) so long as any Refinancing Notes of the Issuer issued in connection with such transactions has been issued in accordance with the terms of this Indenture, and provided further that the Issuer may pay a Consent Fee with the approval of a Special Majority of the Controlling Trustees, provided that such Consent Fee is not materially adverse to the Holders of any Series of Notes; or (iv) make any Investments, other than Permitted Account Investments and Investments permitted under Section 5.02(f) hereof.
(e)Limitation on Dividends and Other Payments. The Issuer will not, and will not permit any Issuer Subsidiary to, create or otherwise suffer to exist any consensual limitation or restriction of any kind on the ability of the Issuer or any Issuer Subsidiary to (i) declare or pay dividends or make any other distributions permitted by Applicable Law, or purchase, redeem or otherwise acquire for value, any Issuer Beneficial Interest in the Issuer or the Stock of any such Issuer Subsidiary, as the case may be; (ii) pay any Indebtedness owed to the Issuer or such Issuer Subsidiary; (iii) make loans or advances to the Issuer or such Issuer Subsidiary; or (iv) transfer any of its property or assets to the Issuer or any Issuer Subsidiary; provided that this Section 5.02(e) shall not restrict any consensual encumbrances or other restrictions: (A) existing on the Initial Closing Date or, in the case of any Asset, the Delivery Date of such Asset, under any Related Document, and any amendments, extensions, refinancings, renewals or replacements of such documents; provided that such consensual encumbrances and restrictions in any such amendments, extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders than those previously in effect and being amended, extended, refinanced, renewed or replaced; or (B) in the case of clause (iv), (x) that restrict in a customary manner the subletting, assignment or transfer of any property or asset or (y) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or consensual encumbrance on, any property or assets of the Issuer or any Issuer Subsidiary not otherwise prohibited by this Indenture. Nothing contained in this Section 5.02(e) shall prevent the Issuer or any Issuer Subsidiary from creating, incurring, assuming or suffering to exist any Encumbrances not otherwise prohibited under this Indenture.
(f)Business Activities. The Issuer will not, and will not permit any Issuer Subsidiary to, engage in any business or activity other than:
(i)purchasing or otherwise acquiring (subject to Section 5.02(q) hereof), owning, holding, converting, maintaining, modifying, managing, operating, leasing, re-leasing and (subject to Section 5.02(p) hereof) selling or otherwise disposing of the Assets (or related Asset Interests) and entering into all contracts and engaging in all related activities incidental thereto, including from time to time accepting, exchanging, holding or permitting any Issuer Subsidiary to accept, exchange or hold promissory notes, contingent payment obligations or

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equity interests of Lessees or their Affiliates issued in connection with the bankruptcy, reorganization or other similar process, or in settlement of delinquent obligations or obligations anticipated to be delinquent of such Lessees or their respective Affiliates in the ordinary course of business (an “Allowed Restructuring”);
(ii)issuing loans to, and guaranteeing or otherwise supporting the obligations and liabilities of any Issuer Subsidiary, in each case on such terms and in such manner as the Controlling Trustees shall see fit and (whether or not the Issuer or any Issuer Subsidiary derives a benefit therefrom) so long as such loans, guarantees or other supports are provided in connection with the purposes set forth in clause (i) of this Section 5.02(f); provided that written notification shall have been given to each Rating Agency of such loan, guarantee or other support if such loan, guarantee or other support is not being provided by an Issuer Group Member in respect of the lease, purchase, maintenance, modification, refurbishment, repair or sale of any Asset or otherwise consistent with the customary practices of the Servicer;
(iii)financing or refinancing the business activities described in clause (i) of this Section 5.02(f) through the offer, sale and issuance of one or more Series of Notes (subject to the limitations of this Indenture) and any other securities of the Issuer, upon such terms and conditions as the Controlling Trustees see fit, for cash or in payment or in partial payment for any property purchased or otherwise acquired by any Issuer Group Member;
(iv)engaging in currency and interest rate exchange transactions for the purposes of avoiding, reducing, minimizing, hedging against or otherwise managing the risk of any loss, cost, expense or liability arising, or which may arise, directly or indirectly, from any change or changes in any currency or interest rate exchange rate or in the price or value of any of the Issuer’s or any Issuer Subsidiary’s property or assets, within limits and with providers specified by the Trustee Resolution providing therefor from time to time and submitted to the Rating Agencies and the Initial Liquidity Facility Provider, including, but not limited to, dealings, whether involving purchases, sales or otherwise, in foreign currency, spot and forward interest rate exchange contracts, forward interest rate agreements, caps, floors and collars, futures, options, swaps and any other currency, interest rate and other similar hedging arrangements and such other instruments as are similar to, or derivatives of, any of the foregoing;
(v)(A) subject to the other limitations of this Indenture, establishing, promoting and aiding in promoting, constituting, forming or organizing companies, trusts (including entering into trust agreements in connection therewith), syndicates, partnerships or other entities of all kinds in any part of the world for the purposes set forth in clause (i) of this Section 5.02(f), (B) acquiring,

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holding and disposing of shares, securities and other interests in any such trust, company, syndicate, partnership or other entity and (C) disposing of shares, securities and other interests in, or causing the dissolution of, any Issuer Group Member; provided that any such disposition which results in the disposition of an Asset meets the requirements for a Permitted Asset Disposition;
(vi)purchasing, acquiring, surrendering and assigning policies of insurance and assurances with any insurance company or companies which the Servicer determines to be necessary or appropriate in accordance with the Servicing Agreement and to pay the premiums thereon;
(vii)executing, delivering and performing its obligations under the Related Documents; and
(viii)taking any action that is incidental to, or necessary to effect, any of the actions or activities set forth above.
(g)Limitation on Consolidation, Merger and Transfer of Assets. The Issuer will not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of its property and assets (as an entirety or substantially an entirety in one transaction or in a series of related transactions) to, any other Person or Persons, or permit any other Person to merge with or into the Issuer (any such consolidation, merger, sale, conveyance, transfer, lease or disposition, a “Merger Transaction”), except where:
(i)unless the proceeds of the Merger Transaction are applied to redeem the Notes in whole, the resulting entity is a special purpose entity, the charter of which is substantially similar to the Trust Agreement, and, after such Merger Transaction, (A) payments from such resulting entity to the Holders do not give rise to any withholding tax payments less favorable to the Holders than the amount of any withholding tax payments which would have been required had such Merger Transaction not occurred, (B) such entity is not subject to taxation as a corporation or an association or a publicly traded partnership taxable as a corporation or subject to U.S. federal income taxation on a net income basis (or required to withhold such taxes with respect to any non-U.S. partners under Code section 1446) and (C) such Merger Transaction does not result in the Rental Payments on any Lease becoming subject to withholding tax payments on a basis that cannot be avoided by having a Subsidiary be the lessor under such Lease;
(ii)(A) such Merger Transaction has been unanimously approved by the Controlling Trustees including the Independent Controlling Trustee and (B) unless the proceeds of the Merger Transaction are applied to redeem the Notes in whole, the surviving successor or transferee entity shall expressly assume all of the obligations of the Issuer under this Indenture, the Notes and each other Related Document to which the Issuer is then a party (with, in the case of a

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transfer only, the Issuer thereupon being released), in each case pursuant to an agreement in substance and form reasonably satisfactory to the Controlling Trustees;
(iii)immediately after giving effect to such Merger Transaction, no Event of Default shall have occurred and be continuing;
(iv)unless the proceeds of the Merger Transaction are applied to redeem the Notes in whole, each of (A) a Rating Agency Confirmation and (B) the prior written consent of the Initial Liquidity Facility Provider has been obtained with respect to such Merger Transaction;
(v)unless the proceeds of the Merger Transaction are applied to redeem the Notes in whole, for U.S. federal income tax purposes, such Merger Transaction does not result in the recognition of gain or loss by any Holder (unless consented to thereby); and
(vi)the Issuer delivers to the Trustee an Officer’s Certificate and an Opinion of Counsel in form and substance reasonably satisfactory to the Controlling Trustees and the Controlling Party, in each case stating that such Merger Transaction complies with the above criteria and that all conditions precedent provided for herein relating to such transaction have been complied with;
provided that this Section 5.02(g) shall not apply to any such Merger Transaction (a) within and among the Issuer Group Members if such Merger Transaction would not materially adversely affect the Holders and, if the Issuer is a party to such Merger Transaction, the Issuer is the surviving party, (b) complying with the terms of Section 5.02(p) or (c) effected as part of a single transaction providing for the redemption or defeasance of Notes in accordance with Section 3.11 or Article XI, respectively.
(h)Limitation on Transactions with Affiliates. The Issuer will not, and will not permit any Issuer Subsidiary to, directly or indirectly enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Affiliate of the Issuer or any Issuer Subsidiary, except upon fair and reasonable terms no less favorable to the Issuer or such Issuer Subsidiary than could be obtained, at the time of such transaction or at the time of the execution of the agreement providing therefor, in a comparable arm’s-length transaction with a Person that is not such an Affiliate, provided that the foregoing restriction does not limit or apply to the following:
(i)any transaction in connection with the establishment of the Issuer, its acquisition of the Initial Assets (or related Asset Interests) or pursuant to the terms of the Related Documents;

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(ii)any transaction within and among the Issuer or any Issuer Subsidiary; provided that no such transaction, other than among the Issuer and any Issuer Subsidiary, shall be consummated if such transaction would materially adversely affect the Holders;
(iii)the payment of reasonable and customary regular fees to, and the provision of reasonable and customary liability insurance in respect of, the Controlling Trustees;
(iv)any payments on or with respect to the Notes or the Beneficial Interest Certificates in accordance with Section 3.09 of this Indenture and the Trust Agreement;
(v)any acquisition of Replacement Assets in a Permitted Asset Acquisition complying with Section 5.02(q);
(vi)any transaction involving the pooling of Engines or Parts, provided that (A) such transaction shall be on an arm’s length basis and shall have been approved by a unanimous vote of the Controlling Trustees and (B) the Encumbrance of the Security Trustee in the Engine or Part subject to such pooling arrangement shall not be adversely affected;
(vii)any payments of the types referred to in clause (i) or (ii) of Section 5.02(d) and not prohibited thereunder; or
(viii)sale of Assets or any Issuer Subsidiary as part of a single transaction providing for the redemption or defeasance of the Notes in accordance with the terms of this Indenture.
(i)Limitation on the Issuance, Delivery and Sale of Equity Interests. Except as expressly permitted by the Trust Agreement, the Issuer will not (i) issue, deliver or sell any Stock or (ii) sell, or permit any Issuer Subsidiary, directly or indirectly, to issue, deliver or sell, any Stock (in each case, however designated, whether voting or nonvoting, other than the Issuer Beneficial Interests in the Issuer existing on the Initial Closing Date), except for the following:
(i)the issuances, sale, delivery, transfer or pledge of Stock of any Issuer Group Member to or for the benefit of any Issuer Group Member;
(ii)in respect of Cure Advances or Additional Advances or in accordance with the Asset Purchase Agreement;
(iii)issuances or sales of shares of Stock of any foreign Issuer Subsidiary to nationals in the jurisdiction of incorporation or organization of such Issuer Subsidiary, as the case may be, to the extent required by Applicable Law or

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necessary in the determination of the Controlling Trustees to avoid adverse tax consequences or to facilitate the registration or leasing of Assets (any such holder, a “Permitted Holder”);
(iv)the pledge of the Stock in Issuer Group Members pursuant to the Security Trust Agreement; and
(v)the sale of any Stock of any Issuer Group Member in order to effect the sale of all Assets owned by such Issuer Group Member in a Permitted Asset Disposition.
Notwithstanding the foregoing, no issuance, delivery, sale, transfer or other disposition of any equity interest in the Issuer or any Issuer Subsidiary will be effective, and any such issuance, delivery, sale, transfer or other disposition will be void ab initio, if it would result in the Issuer or such Issuer Subsidiary being classified as an association (or a publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes.
(j)Bankruptcy and Insolvency. The Issuer will promptly provide the Trustee, the Initial Liquidity Facility Provider and the Rating Agencies with Written Notice of the institution of any proceeding by or against the Issuer or any Issuer Subsidiary, as the case may be, seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for either all or for any substantial part of their property. The Issuer will not take any action to waive, repeal, amend, vary, supplement or otherwise modify its constitutional documents or any provision of the Trust Agreement or permit any Controlling Trustee to do so to any of its constitutional documents that would materially adversely affect the rights, privileges or preferences of any Holder, unless evidenced by a unanimous written resolution of the Controlling Trustees including the Independent Controlling Trustee. The Issuer will not, without an affirmative unanimous written resolution of the Controlling Trustees including the Independent Controlling Trustee, take any action to waive, repeal, amend, vary, supplement or otherwise modify the provision of the Trust Agreement which requires a unanimous resolution of the Controlling Trustees including the Independent Controlling Trustee, or limits the actions of the Certificate Holders, with respect to voluntary insolvency proceedings or consents to involuntary insolvency proceedings.
(k)Payment of Principal, Premium, if any, and Interest. The Issuer will duly and punctually pay the principal, premium, if any, and interest on the Notes in accordance with the terms of this Indenture and the Notes.

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(l)Limitation on Employees. The Issuer will not, and will not permit any Issuer Subsidiary to, employ or maintain any employees other than as required by any provisions of local law. Trustees, directors and managers on the board of trustees, directors or managers of such entity (including in their capacity as officers of such entity), trustees of such entity if it is a trust, and officers of companies organized in a State of the United States who are not also directors or managers on the board of such entity (provided that such officers do not receive compensation for their services and their authority and responsibility is limited to signing documents that were approved by the applicable board of directors or managers and acting as FATCA Responsible Officers), shall not be classified as employees for purposes of this Section 5.02(l).
(m)Currency Hedge Agreements.
(i)Any Hedge Payments from an Eligible Hedge Counterparty (including Hedge Termination Payments) shall be deposited by the Issuer directly into the Collections Account, and any Hedge Payment due from the Issuer (including Hedge Termination Payments) will be made to the extent of Available Collections as provided in Section 3.09(a) or (b), together with any amounts drawn from the Initial Liquidity Facility or withdrawn from the Liquidity Facility Reserve Account for application thereto.
(ii)The Issuer may maintain, directly or through one or more Issuer Subsidiaries, Currency Hedge Agreements in the event that any Assets are or become subject to Leases under which Lease Payments are denominated in a currency other than Dollars, and shall be required to maintain, directly or through one or more Issuer Subsidiaries, Currency Hedge Agreements if Assets are subject to any such Lease if the aggregate Adjusted Base Values of the Assets on Leases with Lease Payments denominated in a currency other than Dollars is in excess of 10% of the Adjusted Portfolio Value.
(n)Delivery of Rule 144A Information. To permit compliance with Rule 144A in connection with offers and sales of Notes, the Issuer will promptly furnish upon request of a Holder of a Note to such Holder and a prospective purchaser designated by such Holder, the information required to be delivered under Rule 144A(d)(4) under the Securities Act if at the time of such request the Issuer is not a reporting company under Section 13 or Section 15(d) of the Exchange Act. The Issuer does not presently intend to become such a reporting company.
(o)Compliance; Issuer Subsidiaries. The Issuer shall comply, and shall cause each Issuer Subsidiary to comply, with the provisions of the Related Documents. The Issuer shall ensure that title to each Asset (excluding any Asset not yet acquired pursuant to the applicable Acquisition Agreement) shall be held in a special purpose entity (including a trust) (but not the Issuer) that is an Issuer Subsidiary, and that each Issuer Subsidiary shall have organizational documents containing restrictions similar to the

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restrictions (including, but not limited to, the provisions regarding limited purpose, maintaining separateness from other entities, bankruptcy remoteness and compliance with the provisions of the Related Documents) contained in the organizational or constitutional documents of the Issuer Subsidiaries existing on the Initial Closing Date, except to the extent it is not permitted or advisable under Applicable Law to include such provisions.
(p)Asset Dispositions. The Issuer will not, and will not permit any Issuer Subsidiary to, sell, transfer or otherwise dispose of any Asset or any interest therein, including any interest in an Asset Subsidiary or an Asset Trust, except (x) in connection with a Lease of an Asset as permitted by this Indenture, as provided in Sections 3.01 and 4.01 of Schedule 2.02(a) of the Servicing Agreement and (y) the Issuer and each Issuer Subsidiary may sell, transfer or otherwise dispose of or part with possession of (A) any Parts, or (B) one or more Assets or Asset Interests, as follows (any such sale, transfer or disposition described below, a “Permitted Asset Disposition ”):
(i)an Asset Disposition pursuant to a Purchase Option or other agreements of a similar character (x) existing on the Initial Closing Date in the case of the Initial Assets (or, with respect to any Replacement Asset, on the date such asset becomes a Replacement Asset) or (y) granted to any Lessee under or in connection with a Lease of an Asset; provided that the purchase price under such Purchase Option with respect to such Asset shall be equal to or greater than the fair market value of such Asset as of the Purchase Option Date unless such Purchase Option is a Below Value Purchase Option that is approved by a Trustee Resolution and permitted under the proviso in clause (iv) below; provided further that, without a unanimous resolution of the Controlling Trustees, any such purchase price shall not be less than the Assumed Note Target Price of such Asset as of such Purchase Option Date;
(ii)an Asset Disposition within or among the Issuer and the Issuer Subsidiaries without limitation, and among the Issuer and/or any Issuer Subsidiary;
(iii)an Asset Disposition pursuant to receipt of insurance proceeds in connection with the Total Loss of an Asset;
(iv)an Asset Disposition in the ordinary course of business (other than an Asset Disposition described in clause (i), (ii), (iii) or (v) of this Section 5.02(p)) so long as:
(A)such Asset Disposition does not result in a Concentration Violation (unless approved pursuant to a Trustee Resolution and prior written notification has been provided to the Rating Agencies) (determined for these purposes as if any Asset Disposition occurring pursuant to a Part-

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Out Agreement occurred on the date the Asset was first subjected to the applicable Part-Out Agreement);
(B)the Net Sale Proceeds to be received by the Issuer or any Issuer Subsidiary from such Asset Disposition are deposited, at the election of the Controlling Trustees, into (x) the Collections Account, (y) the Asset Replacement Account, or (z) a Qualified Escrow Account maintained by a Qualified Intermediary, or any combination of the foregoing;
(C)the Administrative Agent shall determine whether a Below Value Disposition will occur after giving effect to such Asset Disposition after giving effect to the Scheduled Principal Payment Amount projected to be actually paid for the Series A Notes and the Series B Notes on the next Payment Date (assuming for this purpose that such Asset Disposition did not occur);
(D)no Default under Section 4.01(a), 4.01(e) or 4.01(f) shall have occurred and be continuing and no Event of Default shall have occurred and be continuing or would result from such Asset Disposition (with respect to any Asset Disposition occurring pursuant to a Part-Out Agreement, determined as of the date the Asset was first subjected to the applicable Part-Out Agreement);
(E)if such Asset Disposition is pursuant to a Part-Out Agreement, at any time prior to the second anniversary of the Initial Closing Date, it would not result in more than 15% of the Portfolio by Adjusted Portfolio Value being subject to a Part-Out Agreement (as determined when such Part-Out Agreement was entered into and not at the time any particular Asset or Part is disposed of thereunder);
(F)if such Asset Disposition is pursuant to a Part-Out Agreement, at any time on or after the second anniversary of the Initial Closing Date but prior to the fourth anniversary of the Initial Closing Date, it would not result in more than 20% of the Portfolio by Adjusted Portfolio Value being subject to a Part-Out Agreement (as determined when such Part-Out Agreement was entered into and not at the time any particular Asset or Part is disposed of thereunder); and
(G)other than in the case of any part-out, consignment or similar arrangement for the part-out of an Asset and the major components of an aircraft (including the airframes, landing gear and auxiliary power units), such Asset Disposition is approved by a Trustee Resolution;

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provided no Below Value Disposition (or entry into a Below Value Purchase Option) which would result in more than 10% of the sum of the Initial Appraised Value in any calendar year having been made subject of a Below Value Disposition shall be permitted under this clause (iv) (or clause (i) above) unless (1) the Issuer shall have obtained a unanimous resolution of the Controlling Trustees with respect to such Below Value Disposition in excess of such threshold; and (2) the Issuer shall have delivered notice thereof to each Rating Agency;
(v)an Asset Disposition approved by a Trustee Resolution for which the approval of the Controlling Party has been obtained; provided that notice thereof has been given to each Rating Agency;
(vi)in connection with a transfer of title or another interest in an Asset (1) to or in favor of a trust or other entity for the purpose of registering the Asset under the laws of any applicable jurisdiction, or for tax or other regulatory purposes, where an Issuer Group Member retains the beneficial or economic ownership of the Asset or (2) from such trust or entity to an Issuer Group Member; and
(vii)to the extent constituting an Asset Disposition, a transaction permitted under clause (h) or (i) of this Section 5.02.
(q)Asset Acquisitions. The Issuer will not, and will not permit any Issuer Subsidiary to, purchase or otherwise acquire any aircraft, engine or interest in any of the foregoing other than the Initial Assets or any interest therein, except that the Issuer and any Issuer Subsidiary will be permitted (A) to purchase or otherwise acquire, directly or indirectly, any Asset owned by another Issuer Group Member, (B) to purchase or otherwise acquire, directly or indirectly, any engine or any engine or airframe part, for the purposes of maintaining or modifying (each to the extent permitted under this Indenture) an Airframe, Engine or Part, or for the purposes of positioning an Airframe, Engine or Part for lease or sale, or as required under the terms of a Lease, as provided in Section 4.02 of Schedule 2.02(a) of the Servicing Agreement (and in order to facilitate the acquisition of such engines or parts, may purchase a whole aircraft or airframe that includes such engines or parts, with any remaining engines or parts to be disposed) and (C) to purchase or otherwise acquire, directly or indirectly Replacement Assets in connection with a Replacement Exchange, so long as the following requirements are satisfied (any such purchase or acquisition under this clause (C) satisfying all of the following conditions (i) through (x), a “Permitted Asset Acquisition”):
(i)no Event of Default or Rapid Amortization Event shall have occurred and be continuing at the time of such purchase or acquisition or would result therefrom;
(ii)such Replacement Exchange does not result in a Concentration Violation;

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(iii)if such Replacement Asset is an Engine, it is an Aircraft Engine model that is one of the models of the Initial Assets as of the Initial Closing Date or a newer technology model, and the model has received FAA and EASA certification which certification remains in effect;
(iv)if such Replacement Asset is an Airframe, (A) it is in one of the following airframe model families: A320 ceo family, A320 neo family, 737NG family, 737MAX family or E190 family and (B) the aggregate Adjusted Base Values of all Airframes in the Portfolio on the date of such purchase or acquisition is not greater than 10% of the Aggregate Initial Appraised Value;
(v)the cash purchase price amount payable by the applicable Issuer Group Member for such Replacement Asset shall not exceed an amount equal to the Net Sale Proceeds on deposit in the Asset Replacement Account or the Qualified Escrow Account (as applicable), plus amounts available in the applicable Lessee Funded Account, if any, and the Security Deposit Account allocable to the applicable disposed Asset or Assets from which such Net Sale Proceeds derived, plus any Additional Advances made for the purpose of acquiring such Replacement Asset;
(vi)if such Replacement Asset is (A) subject to a Lease, such Lease shall include the Core Lease Provisions and (B) an Airframe, it shall be subject to a Lease at the time it is purchased or acquired;
(vii)the purchase or acquisition of such Replacement Asset has been approved by a unanimous resolution of the Controlling Trustees including the Independent Controlling Trustee;
(viii)prior written notice of such Replacement Exchange has been provided to the Rating Agencies;
(ix)the cumulative Adjusted Base Values of all Replacement Assets purchased or acquired within the 12-month period ending on the date such Replacement Asset is to be purchased or acquired shall not exceed 20% of the Adjusted Portfolio Value as of such date; and
(x)the cumulative Initial Appraised Values of all Initial Assets that have been in a completed Replacement Exchange from the period beginning on the Initial Closing Date and ending on the date such Replacement Asset is to be purchased or acquired shall not exceed 50% of the Aggregate Initial Appraised Value;
provided that if two or more Replacement Assets are being acquired or if Replacement Assets are being acquired with the Net Sale Proceeds related to two

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or more Assets in a single Replacement Exchange, the foregoing requirements shall be determined on an aggregate basis.
(r)Modification Payments and Capital Expenditures. The Issuer will not, and will not permit any Issuer Subsidiary to, make any capital expenditures for the purpose of effecting any optional improvement or modification of any Asset (each such expenditure, a “Modification Payment”), except that (i) the Issuer or any Issuer Subsidiary may make Mandatory Asset Modifications as provided in the definition thereof that shall be funded out of Available Collections to the extent provided in Section 3.09 and (ii) the Issuer or any Issuer Subsidiary may make Discretionary Asset Modifications upon obtaining a Trustee Resolution authorizing such Discretionary Asset Modifications that shall be funded with proceeds from Additional Advances.
(s)Leases.
(i)The Issuer will not, and will not permit any Issuer Subsidiary to, surrender possession of any Asset to any Person that is not an Issuer Group Member other than for purposes of storage, maintenance or overhaul or pursuant to a Lease that includes the Core Lease Provisions.
(ii)The Issuer will, and will cause the Servicer in general to, use its pro forma lease agreement or agreements, as such pro forma lease agreement or agreements may be revised for purposes of the Issuer specifically or generally from time to time by the Servicer (collectively, the “Pro Forma Lease”), for use by the Servicer on behalf of the Issuer or any other Issuer Group Member as a starting point in the negotiation of Future Leases with Persons who are not Issuer Group Members or any of their respective Affiliates. However, with respect to any Future Lease entered into in connection with (x) the renewal or extension of a Lease, (y) the leasing of an Asset to a Person that is or was a Lessee under a pre-existing Lease, or (z) the leasing of an Asset to a Person that is or was a Lessee under an operating lease of an engine that is being managed or serviced by the Servicer, a form of lease substantially similar to such pre-existing Lease or operating lease, as the case may be, may be used by the Servicer, in lieu of the Pro Forma Lease on behalf of the Issuer or any other Issuer Group Member as a starting point in the negotiation of such Future Lease with Persons who are not an Issuer Group Member or any of their respective Affiliates. The terms of the Pro Forma Lease may be revised from time to time by the Servicer, provided that any such revisions shall be consistent with the Core Lease Provisions.
(iii)The Issuer may enter into, and permit any Issuer Subsidiary to enter into, any Future Lease for which Rental Payments are denominated in a currency other than Dollars, provided that, if the aggregate Adjusted Base Value of Assets on Leases with any such currency is in excess of 10% of the Adjusted

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Portfolio Value, the currency exposure shall be hedged in accordance with Section 5.02(f)(iv).
(iv)The Issuer may not enter into, and will not permit any Issuer Subsidiary to enter into, any Future Lease with any Person that is not an Issuer Group Member or any of their Affiliates, unless, (A) upon entering into such Future Lease, the Issuer is in compliance with the Concentration Limits, and (B) upon entering into such Future Lease (or within a commercially reasonable period thereafter), the Controlling Trustees obtain such legal opinions, if any, with regard to enforceability of the Future Lease and such other matters customary for such transactions to the extent that receiving such legal opinions is substantially consistent with the customary practice of leading international aircraft or aircraft engine operating lessors (as applicable) (which, so long as the Servicer is Willis Lease, shall be deemed to be the customary practice of Willis Lease).
(v)The Controlling Trustees shall review the Core Lease Provisions annually. If the Controlling Trustees (acting pursuant to a Trustee Resolution) determine that the requirement for each Lease to be consistent with a Core Lease Provision is reasonably likely to have a material adverse effect on the Holders, taking into consideration any reasonably likelihood of risk that an Asset might not be able to be leased as a result of such requirement, then the Controlling Trustees (by Trustee Resolution) shall amend such Core Lease Provision. Any such amendment to the Core Lease Provisions shall become effective upon (a) signature thereto by the Issuer and (b) delivery of the fully executed copy of such amendment and such written consent to the Servicer, the Trustee, the Administrative Agent and the Rating Agencies, together with a certification of the Issuer that the Controlling Trustees (acting pursuant to a Trustee Resolution) have determined that the accompanying amendment amends the Core Lease Provisions only to the extent necessary for the Controlling Trustees (acting pursuant to a Trustee Resolution) to determine that it is not reasonably likely that the requirement that a Lease be consistent with the Core Lease Provisions will result in a material adverse effect on the Holders.
(t)Concentration Limits. The Issuer will not, and will not permit any Issuer Subsidiary to, sell, purchase, lease or otherwise take any action with respect to any Asset if entering into such proposed sale, purchase, lease or other action would cause the Portfolio to exceed any of the Concentration Limits, unless such sale, purchase or lease or other action has been approved by a unanimous resolution of the Controlling Trustees including the Independent Controlling Trustee and the Issuer shall have provided notice to the Rating Agencies with respect to such sale, purchase, or lease or other action, provided that the Issuer or any Issuer Subsidiary shall be entitled to renew or extend any Lease to the existing Lessee thereunder irrespective of the effect of such renewal or extension on the Concentration Limits (and the merger, combination or consolidation of

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two or more Lessees shall not be considered to result in the Assets exceeding any of the Concentration Limits).
The Issuer shall not, and shall not permit any Issuer Subsidiary to, (i) lease (including any renewal or extension of any existing Lease) any Asset to any Lessee habitually based or domiciled in any of the jurisdictions set forth as “Prohibited” in the last section of the Concentration Limits (each such jurisdiction, a “Prohibited Country”), (ii) enter into any Lease (including any renewal or extension of any existing Lease) that expressly permits the Lessee to sublease an Asset to a sublessee habitually based or domiciled in a Prohibited Country, or (iii) consent to a sublease of an Asset to a sublessee habitually based or domiciled in a Prohibited Country.
Notwithstanding anything to the contrary in this Indenture, the Concentration Limits (including the list of Prohibited Countries) may be adjusted by the Issuer from time to time with the unanimous approval of the Controlling Trustees and notice to the Rating Agencies.
(u)Appraisal of Assets. The Issuer will, at least once each year and within 31 days before or after the end of each calendar year, and in any event not later than January 31 of any such year, commencing in 2022 (such that such annual appraisal shall be delivered in December 2021 or January 2022), deliver to the Trustee and publish in the next Monthly Report (with no obligation of review or inquiry on the part of the Trustee) the Adjusted Base Value and the Base Value of each of the Assets in the Portfolio, based on appraisals from an Appraiser, each such appraisal to be dated within 30 days prior to its delivery. The Issuer shall deliver to the Initial Liquidity Facility Provider a copy of the appraisal letter from each Appraiser containing the annual appraisals used to determine the Adjusted Base Value and Base Value of the Assets as described in the foregoing sentence.
(v)Maintenance of Separate Existence. Except to the extent provided in this Indenture or the other Related Documents, the Issuer shall, and shall cause each Issuer Subsidiary to:
(i)observe all corporate formalities necessary to remain a legal entity separate and distinct from, and independent of, the Servicer, the Administrative Agent and any other Person;
(ii)maintain its own books and records and bank accounts separate from those of the Servicer, the Administrative Agent and any other Person except as otherwise contemplated by the constitutional documents of the Issuer Group Members or the other Related Documents;
(iii)maintain its assets in such a manner that it is not difficult to segregate, identify or ascertain such assets;

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(iv)hold itself out to creditors and the public as a legal entity separate and distinct from the Servicer, the Administrative Agent and any other Person;
(v)maintain separate financial statements, if any, from the Servicer, the Administrative Agent and any other Person, or if part of a consolidated group, then it will be shown as a separate member of such group;
(vi)allocate and charge fairly and reasonably any common overhead shared with Affiliates;
(vii)conduct business in its own name, use separate invoices, stationery and checks and strictly comply with all organizational formalities to maintain its separate existence;
(viii)not commingle its assets or funds with those of any other Person (including the Servicer or the Administrative Agent);
(ix)not hold out its credit or assets as being available to satisfy the obligations of others;
(x)not assume, guarantee or pay the debts or obligations of any other Person or otherwise pledge its assets for the benefit of any other Person;
(xi)correct any known misunderstanding regarding its separate identity;
(xii)other than as expressly contemplated by this Indenture, pay its own liabilities only out of its own funds;
(xiii)maintain adequate capital in light of its contemplated business purpose, transactions and liabilities;
(xiv)not acquire the securities of the Servicer or the Administrative Agent;
(xv)cause the Controlling Trustee and other representatives of the Issuer or such Issuer Subsidiary, as applicable, to act at all times with respect to the Issuer or such Issuer Subsidiary, as the case may be, consistently and in furtherance of the foregoing and in compliance with Applicable Law;
(xvi)not enter into any transactions between it and the Servicer, the Administrative Agent or any other Person that are more favorable to such Person than transactions that the parties would have been able to enter into at such time on an arm’s-length basis with a non-affiliated third party, other than any agreements in effect on the date hereof; and

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(xvii)transact all business with Affiliates on an arm’s length basis.
(w)Independent Controlling Trustee. The Issuer shall, and shall cause each of its Subsidiaries (except any Asset Trust of which the Issuer or an Issuer Subsidiary is the holder of the beneficial interest) to, have at least one Independent Controlling Trustee. The Independent Controlling Trustee of any Issuer Group Member may serve as the Independent Controlling Trustee of any other Issuer Group Member.
(x)Tax Election. At all times on or after the date hereof, each Issuer Group Member that is a “foreign entity” within the meaning of Treasury regulation section 1.1473-1(e) shall maintain its status as a deemed-compliant FFI or a passive NFFE (as such terms are defined under FATCA), and shall identify and obtain any required documentation and, if it is treated as a passive NFFE, information from its substantial United States owners (as such term is defined under FATCA) and otherwise comply with the requirements under FATCA applicable to it so as to avoid the withholding or imposition of tax from or in respect of payments to or for the benefit of any Issuer Group Member. The Issuer (and each Issuer Subsidiary that is created or organized in or under the laws of the United States or any State thereof or the District of Columbia or that is subject to U.S. federal income tax on a net income basis) shall take such actions as are necessary to cause the Issuer (or any such Issuer Subsidiary) to be treated at all times as either (A) disregarded entities that are branches of a Permitted Person or (B) in the case of the Issuer, a partnership (other than a publicly traded partnership taxable as an association) wholly owned by partners that are Permitted Persons, and in the case of such Issuer Subsidiaries, disregarded entities that are branches of the Issuer.
Section 5.03    Operating Covenants. The Issuer covenants with the Trustee as follows, provided that any of the following covenants with respect to the Assets shall not be deemed to have been breached by virtue of any act or omission of a Lessee or sub-lessee, or of any Person which has possession of an Asset for the purpose of repairs, maintenance, modification or storage, or by virtue of any requisition, seizure, or confiscation of an Asset (other than seizure or confiscation arising from a breach by the Issuer or any Issuer Subsidiary of such covenant) (each, a “Third Party Event”), so long as (i) neither the Issuer nor any Issuer Subsidiary consents or has consented to such Third Party Event; and (ii) the Issuer or any Issuer Subsidiary which is the lessor or owner of such Asset promptly and diligently takes commercially reasonable actions consistent with the customary practices of the Servicer in respect of such Third Party Event, including, as deemed appropriate (taking into account, among other things, the laws of the jurisdiction in which such Asset is located), seeking to compel such Lessee or other relevant Person to remedy such Third Party Event or seeking to repossess the relevant Asset:
(a)Ownership. The Issuer will, and will cause each Issuer Subsidiary to, (i) on all occasions on which the ownership of each Asset is relevant, make it clear to third parties that title to the same is held by the Issuer or any Issuer Subsidiary, as the case may be, and (ii) not do, or knowingly permit to be done, or omit, or knowingly permit to be omitted, any act or thing which might reasonably be expected to jeopardize

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the rights of the Issuer or any Issuer Subsidiary as owner of each Asset, except as contemplated by the Related Documents.
(b)Compliance with Law; Maintenance of Permits. The Issuer will (i) comply, and cause each Issuer Subsidiary to comply, in all material respects with all Applicable Laws, (ii) obtain, and cause each Issuer Subsidiary to obtain, all material governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required for the use and operation of the Assets owned by it, including a current certificate of airworthiness for each such Asset (issued by the Applicable Aviation Authority and in the appropriate category for the nature of the operations of such Asset), except that (A) no certificate of airworthiness shall be required for any Asset (x) during any period when such Asset is undergoing maintenance, modification or repair or is subject to a Part-Out Agreement, or (y) following the withdrawal or suspension by such Applicable Aviation Authority of certificates of airworthiness in respect of all aircraft or all engines, as applicable, of the same model or period of manufacture as such Asset (in which case the Issuer shall comply, and cause each Issuer Subsidiary to comply, with all directions of such Applicable Aviation Authority in connection with such withdrawal or suspension), (B) no registrations, certificates, licenses, permits or authorizations required for the use or operation of any Asset need be obtained with respect to any period when such Asset is not being operated and (C) no such registrations, certificates, licenses, permits or authorizations shall be required to be maintained for any Asset that is not the subject of a Lease, except to the extent required under Applicable Laws, (iii) not cause or knowingly permit, directly or indirectly, through any Issuer Subsidiary, any Lessee to operate any Asset under any Lease in any material respect contrary to any Applicable Law, and (iv) not knowingly permit, directly or indirectly, through any Issuer Subsidiary, any Lessee not to obtain all material governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required for such Lessee’s use and operation of any Asset under any operating Lease.
(c)Forfeiture. The Issuer will not do anything, and will not permit any Issuer Subsidiary to do anything, and will not knowingly permit, directly or indirectly, through any Issuer Subsidiary, any Lessee to do anything, which may reasonably be expected to expose any Asset to forfeiture, impoundment, detention, appropriation, damage or destruction (other than any forfeiture, impoundment, detention or appropriation which is being contested in good faith by appropriate proceedings if (i) adequate resources have been made available by the Issuer or an Issuer Subsidiary or the applicable Lessee for any payment which may arise or be required in connection with such forfeiture, impounding, detention or appropriation or proceedings taken in respect thereof, and (ii) such forfeiture, impounding, detention or appropriation or the continued existence thereof does not give rise to any material likelihood of the assets to which such forfeiture, impounding, detention or appropriation relates or any interest in such assets being sold, permanently forfeited or otherwise lost). In the event of a forfeiture, impoundment, detention or appropriation of such Asset not constituting a Total Loss, the Issuer will, or shall cause

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each Issuer Subsidiary to, use all commercially reasonable efforts to obtain the immediate release of such Asset.
(d)Maintenance of Assets. The Issuer will, with respect to each Asset under Lease, cause, directly or indirectly, through any Issuer Subsidiary, such Asset to be maintained in a state of repair and condition consistent with the Standard of Care (as defined in the Servicing Agreement) with respect to similar aircraft or engines, as applicable, under lease, taking into consideration, among other things, the identity of the relevant Lessee (including the credit standing and operating experience thereof), the age and condition of the Asset and the jurisdiction in which the airframe that such Asset is installed on will be registered or in which the Lessee is based. In addition, the Issuer will, with respect to each Asset that is not subject to a Lease, maintain, and cause each Issuer Subsidiary to maintain, such Asset in a state of repair and condition consistent with the Standard of Care (as defined in the Servicing Agreement) with respect to similar aircraft or engines, as applicable, not under lease. To the extent that the Issuer needs to expend funds to perform maintenance on any Asset, such funds will be withdrawn first from the Maintenance Reserve Account, the Security Deposit Account or the Lessee Funded Account (as applicable) and, second, to the extent of any deficiency, from the Expense Account.
(e)Notification of Loss, Theft, Damage or Destruction. The Issuer will notify the Trustee, the Security Trustee, the Administrative Agent and the Servicer, in writing, as soon as the Issuer or any Issuer Subsidiary becomes aware of any loss, theft, damage or destruction to any Asset if the potential cost of repair or replacement of such asset (without regard to any insurance claim related thereto) may exceed: (i) in the case of an Engine, the greater of $1,000,000 and the damage notification threshold contained in the applicable Lease and (ii) in the case of an Airframe, the greater of $5,000,000 and the damage notification threshold contained in the applicable Lease.
(f)Insurance. The Issuer will maintain or cause, directly or indirectly through the Issuer Subsidiaries, to be maintained with reputable and responsible insurers or with insurers that maintain relevant reinsurance with reputable and responsible reinsurers (i) hull insurance for each Asset in an amount at least equal to the Insured Value for such Asset (or the equivalent thereof from time to time if such insurance is denominated in a currency other than Dollars), (ii) liability insurance denominated in Dollars (or the equivalent thereof from time to time if such insurance is denominated in a currency other than Dollars) for each Asset and occurrence in amounts at least equal to the relevant amount set forth on Exhibit C for each type of Asset; provided that Exhibit C may be amended by the Issuer from time to time, provided the Issuer shall give notice of such amendment to the Rating Agencies, (iii) war risk hull and liability insurance for each Asset in a manner consistent with the customary practice regarding similar Aircraft Engines or aircraft, as applicable, of leading international operating lessors of Aircraft Engines or aircraft, as applicable (which, so long as the Servicer is Willis Lease, shall be deemed to be the customary practice of Willis Lease regarding similar Aircraft Engines

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or aircraft, as applicable, owned or managed by it or its Affiliates) and (iv) political risk and repossession insurance for each Asset that will be registered, or based in or installed on an airframe registered, in a jurisdiction in which it is the customary practice of leading international operating lessors of Aircraft Engines or aircraft, as applicable (which, so long as the Servicer is Willis Lease, shall be deemed to be the customary practice of Willis Lease regarding similar Aircraft Engines or aircraft, as applicable, owned or managed by it or its Affiliates) to obtain political risk and repossession insurance in respect of aircraft and engines, as applicable, registered (or installed on airframes registered) in such jurisdiction in an amount at least equal to the Insured Value (or the equivalent thereof from time to time if such insurance is denominated in a currency other than Dollars). Deductibles and self-insurance for an Asset subject to a Lease may be maintained in an amount up to the higher of (x) $5,000,000 in the aggregate in respect of any one occurrence in respect of such Asset and (y) the amount obtained pursuant to commercially reasonable deductible and self-insurance arrangements (taking into account, inter alia, the lease terms and conditions customarily available to the applicable Lessee, experience of such Lessee, in the case of each Engine, the type of aircraft on which such Asset may be installed, and market practices in the commercial aviation industry generally). The coverage and terms (including endorsements, deductibles and self-insurance arrangements) of any insurance maintained with respect to any Asset not subject to a Lease shall be consistent with the customary practice for similar equipment of leading international operating lessors of Aircraft Engines or aircraft, as applicable (which, so long as the Servicer is Willis Lease, shall be deemed to be the customary practice of Willis Lease regarding similar Aircraft Engines or aircraft, as applicable, owned or managed by it or its Affiliates).
The insurance arrangements required as described above shall include the Security Trustee as additional insured, in respect of liability insurances, and a loss payee/contract party, in respect of hull insurances. The Issuer shall use commercially reasonable efforts to cause Lessees to include the Trustee as named additional insured in connection with the required liability insurance. The obligation to so name the Security Trustee and, if applicable, the Trustee shall only apply for one insurance policy and only to the extent of the coverage required herein, to the extent more than one insurance policy provides the same required coverage (for example, if both the Lessee and the Issuer then carry the required insurance coverage) or provides coverage additional to that required herein.
In determining the amount of insurance required to be maintained by this Section 5.03(f), the Issuer may take into account any indemnification from, or insurance provided by, any governmental, supranational or inter-governmental authority or agency, against any risk with respect to an Asset at least in an amount which, when added to the amount of insurance against such risk maintained by the Issuer (or which the Issuer has caused to be maintained), shall be at least equal to the amount of insurance against such risk otherwise required by this Section 5.03(f) (taking into account self-insurance permitted by this Section 5.03(f)). Any such indemnification or insurance provided by such

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government shall provide substantially similar protection as the insurance required by this Section 5.03(f).
The Issuer will not be required to maintain (or to cause to be maintained) any insurance otherwise required hereunder to the extent that such insurance is not generally available in the relevant insurance market at commercially reasonable rates from time to time.
(g)Projected Maintenance Reserve. The Issuer shall, no later than the Calculation Date immediately following each anniversary of the Initial Closing Date, deliver to the Trustee, and the Trustee will include with the next Monthly Report (with no obligation of review or inquiry on the part of the Trustee), the Maintenance Annual Estimate. Promptly after receiving the annual Maintenance Annual Estimate, the Issuer shall cause the Administrative Agent to prepare, based on the Maintenance Annual Estimate (in no event later than the third Business Day before the Payment Date relating to the Calculation Date following such anniversary), the initial calculation of the Maintenance Required Amount for each Payment Date, which shall be adjusted as provided in the last sentence of the definition of Maintenance Required Amount. On each Calculation Date, the Administrative Agent shall calculate the difference between the Maintenance Required Amount for the related Payment Date and the amount available in the Maintenance Reserve Account as of such Payment Date (such difference, if positive, the “Additional Maintenance Reserve Amount” for such Payment Date). The Trustee shall apply Available Collections to make a deposit into the Maintenance Reserve Account on each such Payment Date in accordance with Section 3.09 hereof. The Maintenance Required Amounts and Additional Maintenance Reserve Amounts based on any prior Maintenance Annual Estimate will be recalculated after each annual Maintenance Annual Estimate, as adjusted for each Payment Date as provided in the definition thereof.
(h)Indemnity. The Issuer will, and shall cause each Issuer Subsidiary to, include in each Lease an indemnity from the applicable Lessee in respect of any losses or liabilities arising from the use or operation of the related Asset during the term of such Lease, subject to such exceptions, limitations and qualifications as are consistent with the customary practice of leading international aircraft or aircraft engine operating lessors (as applicable) (which, so long as the Servicer is Willis Lease, shall be deemed to be the customary practice of Willis Lease) regarding similar aircraft or Aircraft Engines, as applicable, owned or managed by it or its Affiliates.
(i)Fees and License. The Issuer will, and shall cause each Issuer Subsidiary to, promptly pay or cause to be promptly, paid all license and registration fees and all taxes of any nature (together with any penalties, fines or interest thereon) assessed and demanded by any government or any revenue authority (whether of the applicable country of registration of the Asset or otherwise), upon or with respect to any Assets or

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upon the purchase, ownership, delivery, leasing, possession, use, operation, return, sale or other disposition thereof or rentals, income or proceeds received with respect thereto.
(j)Website. To the extent required by a Rating Agency, the Issuer will cause the Administrative Agent to maintain or cause to be maintained a password protected Internet website (the “Website”) containing (i) the Monthly Reports and Annual Reports and (ii) all information the Issuer provides, or contracts with a third party to provide, to any Rating Agency for the purpose of undertaking credit rating surveillance on the Notes. In furtherance of the foregoing, the Issuer agrees, to the extent required by a Rating Agency, it shall cause each notice or other information required hereby to be given by the Issuer to any Rating Agency to be delivered to such Rating Agency by the Administrative Agent on behalf of the Issuer and the Administrative Agent shall post such notice or other information to the Website.
Section 5.04    Compliance Through Agents. The Issuer shall be entitled to delegate the performance of any of its covenants hereunder to one or more Service Providers pursuant to one or more Related Documents entered into in accordance with the terms of this Indenture so long as each such Related Document is subject to the Encumbrance of the Security Trust Agreement. Nothing in this Section 5.04 is intended to, or shall, relieve the Issuer from any liability or consequences hereunder arising from the failure of the Issuer or any such Service Provider to perform any such covenant strictly in accordance with the terms of this Indenture.
ARTICLE VI
THE TRUSTEE

Section 6.01    Acceptance of Trusts and Duties. The duties and responsibilities of the Trustee shall be as expressly set forth herein. The Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and agrees to receive and disburse all moneys received by it in accordance with the terms hereof. The Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or negligence or breach of any of its representations and warranties set forth herein, and the Trustee shall not be liable for any action or inaction of the Issuer or any other parties to any of the Related Documents. The fees and out-of-pocket expenses of the Trustee shall be Expenses of the Issuer.
Section 6.02    Absence of Duties. The Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Lessee. Notwithstanding the foregoing, the Trustee, upon written request, shall furnish to any Holder, promptly upon receipt thereof, duplicates or copies of all reports, Notices, financial statements and other instruments furnished to the Trustee under this Indenture.
Section 6.03    Representations or Warranties. The Trustee does not make and shall not be deemed to have made any representation or warranty as to the validity, legality or

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enforceability of this Indenture, the Notes, any other securities or any other document or instrument or as to the correctness of any statement contained in any thereof, except that the Trustee in its individual capacity hereby represents and warrants (i) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (ii) this Indenture is the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
Section 6.04    Reliance; Agents; Advice of Counsel. The Trustee may conclusively rely and shall be fully protected and incur no liability to anyone in acting or refraining from acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed (or if provided by electronic means, sent) by the proper party or parties. The Trustee shall have no obligation to confirm the veracity of the content of any such item provided to it (absent manifest error). The Trustee may accept a copy of a resolution of, in the case of the Issuer, the Controlling Trustees and, in the case of any other party to any Related Document, the governing body of such Person, certified in an accompanying Officer’s Certificate as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Trustee shall furnish to the Administrative Agent upon written request such information and copies of such documents as the Trustee may have and as are necessary for the Administrative Agent to perform its duties hereunder. The Trustee shall assume, and shall be fully protected in assuming, that the Issuer is authorized by its constitutional documents to enter into this Indenture and to take all action permitted to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Issuer with respect thereto.
The Trustee shall not be liable for any action it takes or omits to take in good faith that it reasonably believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Controlling Party or any Holder, in accordance with the terms of this Indenture, including, without limitation, Section 4.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.
The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

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The Trustee may consult with counsel as to any matter relating to this Indenture and any Opinion of Counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.
The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be Incurred therein or thereby.
The Trustee shall not be required to expend or risk its own funds or otherwise Incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer or the Administrative Agent under this Indenture or any of the other Related Documents.
The Trustee shall not be liable for any Costs or Taxes (except for Taxes relating to any compensation, fees or commissions of any entity acting in its capacity as Trustee hereunder) or in connection with the selection of Permitted Account Investments or for any investment losses resulting from Permitted Account Investments.
When the Trustee Incurs expenses or renders services in connection with an Acceleration Default, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.
The Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Trustee obtains actual knowledge of such event, including receiving Written Notice of such event from the Issuer, the Administrative Agent, the Controlling Party or Holders of Notes aggregating not less than 10% of the Outstanding Principal Balance of the Notes.
The Trustee shall have no duty to monitor the performance of the Issuer, the Administrative Agent or any other party to the Related Documents, nor shall it have any liability in connection with the malfeasance or nonfeasance by such parties. The Trustee shall have no liability in connection with the appointment of the Administrative Agent or compliance by the Issuer and the Administrative Agent or any Lessee under a Lease with statutory or regulatory requirements related to any Asset or any Lease. The Trustee shall have no obligation, or liability in respect thereto, to verify or recalculate any of the determinations made by the Administrative Agent pursuant to the Related Documents. The Trustee shall not make or be deemed to have

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made any representations or warranties with respect to any Asset or any Lease or the validity or sufficiency of any assignment or other disposition of any Asset or any Lease.
The Trustee shall not be liable for any error of judgment reasonably made in good faith by an officer or officers of the Trustee, unless it shall be determined by a court of competent jurisdiction in a non-appealable judgment that the Trustee was grossly negligent or willfully blind in making such judgment.
Except as expressly set forth in the Related Documents, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper document, unless any such Related Document to which the Trustee is a party directs the Trustee to make such investigations.
Wherever this Indenture or any other Related Document provides for the Trustee to take action at the direction of the Senior Trustee or the Controlling Party or otherwise take any discretionary action, the Trustee shall at all times be entitled to conclusively rely upon and act at the written direction of the Senior Trustee or the Controlling Party, as applicable, and shall have no obligation to take any such action in the absence of such direction.
Wherever the Senior Trustee shall have any right, duty or obligation under this Indenture or any other Related Document, the Senior Trustee shall at all times be entitled to conclusively rely upon and act at the written direction of the applicable Person(s) entitled (as described in the definition of Senior Trustee) to provide direction to the Senior Trustee and shall have no obligation to take any such action in the absence of such direction.
Neither the Trustee nor the Operating Bank shall have any obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from the Administrative Agent or as expressly provided herein. In no event shall the Trustee or the Operating Bank be liable for the selection of investments or for investment losses incurred thereon in accordance with the Related Documents. Neither the Trustee nor the Operating Bank shall have any liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity in accordance with the Related Documents or by any other Person or the failure of the Administrative Agent to provide timely written investment direction.
In no event shall the Trustee or the Operating Bank be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), even if the Trustee or the Operating Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.
In no event shall the Trustee or the Operating Bank be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural

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catastrophes or other similar catastrophic acts and interruptions, loss or malfunctions of utilities, communications or computer services.
The Trustee and the Operating Bank shall not have any duties or responsibilities except those expressly set forth in the Related Documents to which it is a party, and no implied duties or responsibilities shall be read into this Indenture or any other Related Document against the Trustee or the Operating Bank.
The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under Applicable Law with respect to any transfer of any interest in any Notes other than, solely if and when expressly required by the terms of this Indenture, to require delivery of such certificates and other documentation as are expressly required to be delivered to it hereby and to examine the same to determine substantial compliance as to form with the express requirements hereof.
The rights, privileges, protections, immunities, indemnities and benefits afforded to the Trustee under this Indenture are extended to, and shall be enforceable by, the Trustee in each Related Document to which it is a party or otherwise subject, whether or not specifically set forth therein, and each entity serving as the Trustee in each of its capacities hereunder and under any other Related Document and each agent, custodian and other Person employed to act by the Trustee hereunder and under any other Related Document, whether or not such rights, privileges, protections, immunities, indemnities or benefits are specifically set forth herein or in any other Related Document, as the case may be, together with such other rights, privileges, protections, immunities, indemnities and benefits afforded to the applicable party hereunder or under any other Related Document.

Section 6.05    Not Acting in Individual Capacity. The Trustee acts hereunder solely as trustee unless otherwise expressly provided; and all Persons, other than the Holders to the extent expressly provided in this Indenture, having any claim against the Trustee by reason of the transactions contemplated hereby shall look, subject to the lien and priorities of payment as herein provided, only to the property of the Issuer for payment or satisfaction thereof.
Section 6.06    No Compensation from Holders. The Trustee agrees that it shall have no right against the Holders or, except as provided in Article III hereof, for any fee as compensation for its services hereunder.
Section 6.07    Notice of Defaults. As promptly as practicable after, and in any event within five days after, the occurrence of any Default or Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall transmit to the Issuer, any Paying Agent, the Initial Liquidity Facility Provider and the Holders of the Notes, notice of such Default or Event of Default actually known to a Responsible Officer of the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default on the payment of the interest on or principal or Redemption

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Price of any Note, the Trustee shall be fully protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders of the Notes.
Section 6.08    Trustee May Hold Securities. The Trustee, any Paying Agent, the Registrar or any of their Affiliates or any other agent in their respective individual or any other capacity, may become the owner or pledgee of the Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.
Section 6.09    Corporate Trustee Required; Eligibility. There shall at all times be a Trustee which shall meet the Eligibility Requirements. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.
In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09 to act as Trustee, the Trustee shall resign immediately as Trustee in the manner and with the effect specified in Section 7.01.
Section 6.10    Reports by the Issuer. The Issuer shall furnish to the Trustee all Monthly Reports and Annual Reports.
(b)The Issuer shall furnish to the Trustee, within 120 days after the end of each fiscal year, a brief certificate in the form of Exhibit H from a Signatory Trustee as to his or her knowledge of the Issuer’s compliance with all conditions and covenants under this Indenture (it being understood that for purposes of this Section 6.10, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture).
Section 6.11    Compensation. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, the fees and expenses agreed in writing between the Issuer and the Trustee, and will further pay or reimburse the Trustee upon its request for all reasonable expenses, any of the provisions hereof or any other documents executed in connection herewith (including the reasonable compensation and the reasonable expenses and disbursements of its counsel).
Section 6.12    Holder Lists. If the Trustee is not acting as the Registrar, the Issuer will furnish or cause to be furnished to the Trustee with respect to the Notes:
(a)semi-annually, not later than 15 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of each Holder as of such semi-annual date, as the case may be, and

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(b)at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Registrar.
Section 6.13    Preservation of Information; Communications to Holders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of each Holder contained in the most recent list furnished to the Trustee as provided in Section 6.12 and the names and addresses of Holders received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 6.12 upon receipt of a new list so furnished.
(b)If any Holder or Holders representing more than 10% of the Outstanding Principal Balance of any Series of Notes (hereinafter referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note of such Series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with the Holders of all Notes of such Series with respect to their rights under this Indenture or under such Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.13(a).
If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, provide to each Holder of a Note of such Series or to all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.13(a) hereof, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be provided and of payment, or provision for the payment, of the reasonable expenses in connection with such provision.
(c)Every Holder, by receiving and holding its Notes, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of such Holder in accordance with Section 6.13(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of providing any material pursuant to a request made under Section 6.13(b).
Section 6.14    Force Majeure. In no event shall the Trustee or Operating Bank be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military

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disturbances, epidemics, pandemics nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee and Operating Bank shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
ARTICLE VII
SUCCESSOR TRUSTEES

Section 7.01    Resignation and Removal of Trustee. The Trustee may resign as to any or all of the Series A Notes, Series B Notes or Series C Notes at any time without cause by giving at least 90 days’ prior Written Notice to the Issuer, the Initial Liquidity Facility Provider, the Administrative Agent and the Holders, provided that such resignation shall be effective only upon the acceptance of the appointment by a successor Trustee. A Required Majority of any Series of Notes, as applicable, (or, with respect to the Initial Series A Notes and the Initial Series B Notes, the Initial Liquidity Facility Provider, so long as it is the Controlling Party) may at any time remove the Trustee as to such Series without cause by an instrument in writing delivered to the Issuer, the Administrative Agent, the Servicer, the Security Trustee, the Senior Trustee, the Certificate Holders and the Trustee being removed, such removal to be effective only upon the acceptance of the appointment by a successor Trustee. In addition, the Issuer may remove the Trustee as to any Series of Notes if: (a) such Trustee fails to comply with Section 7.02(d) hereof, (b) such Trustee is adjudged a bankrupt or an insolvent, (c) a receiver or public officer takes charge of such Trustee or its property or (d) such Trustee becomes incapable of acting, such removal to be effective only upon the acceptance of the appointment by a successor Trustee. References to the Trustee in this Indenture include any successor Trustee as to all or any of the Series of the Notes appointed in accordance with this Article VII. The resignation or removal of a Trustee and the appointment of a successor Trustee shall only become effective upon the successor Trustee’s acceptance of appointment as provided in Section 7.02.
Section 7.02    Appointment of Successor. (a) In the case of the resignation or removal of a Trustee as to any or all Series of Notes under Section 7.01, the Issuer shall promptly appoint a successor Trustee as to such Series; provided that a Required Majority of such Series may appoint, within one year after such resignation or removal, a successor Trustee as to such Series which may be other than the successor Trustee appointed by the Issuer, and such successor Trustee appointed by the Issuer shall be superseded by the successor Trustee so appointed by the Holders. If a successor Trustee as to any Series shall not have been appointed and accepted its appointment hereunder within 60 days after the Trustee gives notice of resignation or is removed, the retiring Trustee, the Issuer, the Administrative Agent, the Initial Liquidity Facility Provider or a majority of the Holders of the Outstanding Principal Balance of such Series (as to a Trustee for such Series) may petition any court of competent jurisdiction for the appointment of a successor Trustee as to such Series. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed as

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provided in the first sentence of this paragraph within one year from the date of the appointment by such court.
(b)Any successor Trustee as to any Series of Notes, however appointed, shall execute and deliver to the Issuer, the Administrative Agent, the Initial Liquidity Facility Provider and the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Trustee as to such Series herein; provided that, upon the written request of such successor Trustee, such predecessor Trustee shall, upon payment of all amounts due and owing to it, execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee all moneys or other property then held by such predecessor Trustee hereunder solely for the benefit of such Series of the Notes.
(c)If a successor Trustee is appointed with respect to one or more (but not all) Series of the Notes, the Issuer, the predecessor Trustee and each successor Trustee with respect to each Series of Notes shall execute and deliver an amendment hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Series of Notes as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Notes hereunder by more than one Trustee.
(d)Each Trustee with respect to any Series of Notes shall be an Eligible Institution and shall meet the Eligibility Requirements, if there be such an institution willing, able and legally qualified to perform the duties of a Trustee hereunder; provided that the Rating Agencies shall receive notice of any replacement Trustee.
(e)Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the business of the Trustee may be transferred, shall, subject to the terms of paragraph (d) of this Section 7.02, be the Trustee under this Indenture without further act.

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ARTICLE VIII
INDEMNITY

Section 8.01    Indemnity. The Issuer shall indemnify the Trustee (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including attorney’s fees and expenses but other than any Tax based on net income or profits attributable to the Trustee’s compensation for serving as such) Incurred by it in connection with the acceptance or administration of this Indenture and its duties under this Indenture, the Notes and the other Related Documents, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties and hold it harmless against, any loss, liability or reasonable expense Incurred without negligence or bad faith on its part, arising out of or in connection with actions taken or omitted to be taken in performance of its duties hereunder. The Trustee shall notify the Issuer, the Holders, the Initial Liquidity Facility Provider and the Rating Agencies promptly of any claim asserted against the Trustee for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlement made without its consent; provided that such consent shall not be unreasonably withheld or delayed. In no event shall the Issuer settle or compromise a claim against the Trustee (or its directors, employees, representatives or agents) on behalf of the Trustee (or its directors, employees, representatives or agents) without the consent of the Trustee (such consent not to be unreasonably withheld or delayed). The Issuer need not reimburse any expense or indemnity against any loss or liability Incurred by the Trustee through willful misconduct or negligence.
Section 8.02    Holders’ Indemnity. The Trustee shall be entitled to be indemnified (except with respect to losses, damages or obligations arising from the Trustee’s willful misconduct or negligence) to its satisfaction by the Holders of any Notes before proceeding to exercise any right or power under this Indenture, the Notes, the Administrative Agency Agreement or the Security Trust Agreement at the request or direction of such Holders.
Section 8.03    Survival. The provisions of Sections 8.01 and 8.02 shall survive the termination or assignment of this Indenture or the earlier resignation or removal of the Trustee.
ARTICLE IX
MODIFICATION

Section 9.01    Modification with Consent of Holders and the Initial Liquidity Facility Provider. With the consent of a Required Majority on the Record Date of any vote of the Holders (voting as a single class) and the consent of the Initial Liquidity Facility Provider, the Issuer, when authorized by a Trustee Resolution, may amend, modify or waive any breach of this

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Indenture; provided that, without the consent of the Trustee for a Series of Notes (acting at the direction of the Holders holding a majority of the Outstanding Principal Balance of such Series), no such amendment, modification or waiver may amend, modify or waive the provisions of this Indenture relating to such Series of Notes or have a disproportionately adverse effect on the Holders of such Series of Notes or the rights exercisable by the Holders of such Series as compared to the Holders of another Series; provided further that, without the consent of each Hedge Provider, the Initial Liquidity Facility Provider and each Holder, in each instance directly affected thereby, no such amendment, modification or waiver may amend, modify or waive the provisions of this Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal, premium, Redemption Price, StepUp Interest Amount or distribution amount payable in respect of any Series of Notes, or reduce the percentage of the aggregate Outstanding Principal Balance of any Series of Notes required to approve any amendment, modification or waiver of this Section 9.01 or alter the manner or priority of payment of such Series of Notes; and provided further that without the prior written consent of the Trustee, no such amendment, modification or waiver may amend, modify or waive the provisions of this Indenture that could adversely affect the rights, protections, immunities, indemnities, duties or obligations of the Trustee; and provided further that without the prior written consent of the Servicer, no such amendment, modification or waiver may amend, modify or waive the provisions of this Indenture in a manner that could adversely affect the rights of the Servicer.
It shall not be necessary for the consent of the Holders under this Section 9.01 to approve the particular form of any proposed amendment, modification or waiver, but it shall be sufficient if such consent approves the substance thereof. Any such amendment, modification or waiver approved by the Holders whose approval is required in accordance with this Section 9.01 will be binding on all Holders and each party to this Indenture.
The Issuer shall give the Trustee, each Rating Agency and the Initial Liquidity Facility Provider prior notice of any amendment, modification or waiver under this Section 9.01 and any amendments of the organizational documents of the Issuer or any Issuer Subsidiary, and, after an amendment, modification or waiver under this Section 9.01 becomes effective, the Issuer shall provide to the Trustee, the Initial Liquidity Facility Provider and the Rating Agencies a notice briefly describing such amendment, modification or waiver. Any failure of the Issuer to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, modification or waiver.
After an amendment under this Section 9.01 becomes effective, it shall bind every Holder whether or not notation thereof is made on any Note held by such Holder.
Section 9.02    Modification Without Consent of Holders. (a) Subject to Section 9.01, the Trustee may agree with the Issuer, without the consent of any Holder or (except in the case of clauses (ii) and (iii) below) the Initial Liquidity Facility Provider, (i) to any amendment of, modification of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document to correct a manifest error or an error which is of a formal,

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minor or technical nature, (ii) to amend, modify or waive the provisions of this Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses Incurred among the Accounts by the Administrative Agent or (iii) to any amendment necessary to facilitate the issuance of Refinancing Notes in accordance with the terms of this Indenture, including to incorporate appropriate references to any applicable credit agreement, indenture supplemental hereto or other applicable Refinancing Note documentation and to reflect the addition of applicable secured parties in connection with such documentation (all in a manner consistent with the express provisions of this Indenture). Any such amendment, modification or waiver shall be notified to the Holders and the Initial Liquidity Facility Provider as soon as practicable thereafter and shall be binding on all the Holders and each party to this Indenture.
Upon any such amendment, modification or waiver, the Issuer shall deliver to the Holders, the Trustee and the Initial Liquidity Facility Provider a certificate that such amendment, modification or waiver will not materially adversely affect the Holders or the Initial Liquidity Facility Provider, except that the Issuer shall not be required to make such certification to any such Person if such Person’s prior consent is required or obtained to make such amendment, modification or waiver or, in the case of the Holders, if a Rating Agency Confirmation has been obtained. The Issuer shall give each Rating Agency notice of any waiver, amendment or modification entered into pursuant to this clause (a), and, after any such waiver, amendment or modification becomes effective, the Issuer shall provide to the Rating Agencies a notice briefly describing such waiver, amendment or modification. Any failure of the Issuer to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such waiver, amendment or modification.
(b)The Issuer may update, amend or otherwise modify certain schedules, exhibits or provisions of the Related Documents in accordance with the terms of such Related Document contemplating such modification with such consents or notifications as are expressly required pursuant to such terms. The Issuer shall notify the Trustee of any such modification to this Indenture. The Issuer shall give each Rating Agency notice of any amendment or modification entered into pursuant to this clause (b), and, after any such amendment or modification becomes effective, the Issuer shall provide to the Rating Agencies a notice briefly describing such amendment or modification. Any failure of the Issuer to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or modification.
Section 9.03    Subordination and Priority of Payments. The subordination provisions contained in Section 3.09 and Article X and the definition of “Expenses” may not be amended or modified without the consent of the Servicer, each Hedge Provider, the Initial Liquidity Facility Provider and each Holder of each Series of Notes affected thereby; provided that in the case of Section 3.09, if all payments to such Person are payable senior to the clause affected by such amendment, modification or waiver, then such Person will not be considered adversely affected thereby. In no event shall the provisions set forth in Section 3.09 relating to the priority of the

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Expenses, Hedge Payments and payments under the Initial Liquidity Facility be amended or modified without the consent of the Person entitled to the payment thereof.
Section 9.04    Execution of Amendments by Trustee. In executing, or accepting the additional trusts created by, any amendment or modification to this Indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture and that all conditions precedent to the execution of such amendment have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s own rights, duties, immunities or indemnities under this Indenture or otherwise.
ARTICLE X
SUBORDINATION

Section 10.01    Subordination of the Notes and Other Subordinated Obligations. (a) (i) The Issuer, each Holder (by its acceptance of its Note) and each other Secured Party (by its acceptance of the benefits of the Security Trust Agreement) agree that the Securities and the other Obligations shall be subject to the provisions of this Article X and, in the case of the Secured Obligations, to the provisions of Article IX of the Security Trust Agreement and (ii) each Junior Claimant (and each Junior Representative of any thereof) agrees for the benefit of each Senior Claimant (and the Controlling Party and the trustee acting therefor) that each Junior Claim shall be subordinated fully in right of payment to each Senior Claim as provided in Section 3.09 and this Article X and Article IX of the Security Trust Agreement.
(b)For the purposes of this Indenture, no Senior Claims shall be deemed to have been paid in full until and unless the Senior Claimant (or the trustee therefor) of such Senior Claims shall have received payment in full in cash of such Senior Claims.
(c)All payments or distributions upon or with respect to any Obligations that are received by any Junior Claimant (or any Junior Representative thereof) contrary to the provisions of this Indenture or in excess of the amounts to which such Junior Claimant is entitled under Section 3.09 shall be received for the benefit of the Senior Claimant, shall be segregated from other funds and property held by such Junior Claimant (or any Junior Representative thereof) and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims in accordance with the terms hereof.
(d)Notwithstanding anything contained herein to the contrary, payments (i) deposited in the Security Deposit Account, the Maintenance Reserve Account, the DSCR Cash Trap Account or the Asset Disposition Contribution Account or drawn under

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the Initial Liquidity Facility (as provided in Section 3.14), or (ii) deposited in the Defeasance/Redemption Account (or, in the case of a Refinancing, the Refinancing Account) in respect of a Redemption under Section 3.11 or in respect of the defeasance of Notes pursuant to Article XI shall not be subordinated to the prior payment of any Senior Claimants in respect of any Senior Claims or subject to any other restrictions set forth in this Article X and Article IX of the Security Trust Agreement, and none of the Holders shall be obligated to pay over any payments from any such property to the Security Trustee or any other creditor of any of the Grantors (as defined in the Security Trust Agreement).
(e)The Senior Trustee is hereby authorized to demand specific performance of the provisions of this Article X at any time when any Junior Claimant (or any Junior Representative thereof) shall have failed to comply with any of such provisions applicable to them. The Junior Claimants (and each Junior Representative thereof) hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.
Section 10.02    Rights of Subrogation. The Junior Claimants (and each Junior Representative thereof) agree that no payment or distributions to any Senior Claimant (or the trustee therefor) pursuant to the provisions of this Indenture shall entitle any Junior Claimant (or any Junior Representative thereof) to exercise any rights of subrogation in respect thereof until all Obligations constituting Senior Claims with respect to such Person shall have been paid in full.
Section 10.03    Further Assurances of Junior Representatives. Each of the Junior Representatives shall, at the expense of the Issuer, at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the Controlling Party may reasonably request, in order to effectuate the provisions of this Article X.
Section 10.04    Enforcement. Each Junior Claimant (and the Junior Representative therefor) agrees that the provisions of this Article X shall be enforceable against it under all circumstances, including without limitation in any proceeding referred to in Sections 4.01(e) and 4.01(f).
Section 10.05    Continued Effectiveness. The provisions of this Article X shall continue to be effective or shall be revived or reinstated, as the case may be, if at any time any payment of any of the Senior Claims is rescinded or must otherwise be returned by any Senior Claimant upon the insolvency, bankruptcy or reorganization of any Issuer Group Member, or otherwise, all as though such payment had not been made.
Section 10.06    Senior Claims and Junior Claims Unimpaired. Nothing in this Article X shall impair, as between the Issuer and any Senior Claimant or any Junior Claimant, the obligations of the Issuer to such Person, including without limitation the Senior Claims and the

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Junior Claims; provided that it is understood that the enforcement of rights and remedies shall be subject to the terms of this Indenture and the Security Trust Agreement.
ARTICLE XI
DISCHARGE OF INDENTURE; DEFEASANCE

Section 11.01    Discharge of Liability on the Notes; Defeasance. (a) When (i) the Issuer delivers to the Trustee all Outstanding Notes (other than Notes that have been lost, stolen or destroyed and that have been replaced pursuant to Section 2.08) for cancellation or (ii) all Outstanding Notes have become due and payable, whether at maturity or as a result of the giving of a notice of Redemption (which has not been revoked) pursuant to Section 3.11(c) and the Issuer irrevocably deposits in the Defeasance/Redemption Account funds sufficient to pay at maturity or upon redemption all Outstanding Notes, including interest thereon to maturity or the Redemption Date (other than Notes replaced or refinanced pursuant to Section 2.08), and if in each case the Issuer pays all other sums payable hereunder by the Issuer, then this Indenture shall, subject to Section 11.01(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Issuer accompanied by an Officer’s Certificate and an Opinion of Counsel, at the cost and expense of the Issuer, to the effect that any conditions precedent to a discharge of this Indenture have been met.
(b)Subject to Sections 11.01(c) and 11.02 hereof, the Issuer at any time may terminate (i) all its obligations under the Notes and this Indenture (“Legal Defeasance” option) or (ii) its obligations under Sections 4.01 (other than with respect to a failure to comply with Sections 4.01(a), 4.01(b), 4.01(c), 4.01(e) (only with respect to the Issuer) and 4.01(f) (only with respect to the Issuer)), 5.02 (other than Section 5.02(k)) and 5.03 (“Covenant Defeasance” option). The Issuer may exercise its Legal Defeasance option notwithstanding its prior exercise of its Covenant Defeasance option.
If the Issuer exercises its Legal Defeasance option, payment of any Notes subject to such Legal Defeasance may not be Accelerated because of an Event of Default. If the Issuer exercises its Covenant Defeasance option, payment of the Notes may not be Accelerated because of an Event of Default (other than with respect to a failure to comply with Sections 4.01(a), 4.01(b), 4.01(c), 4.01(e) (other than with respect to the Issuer), 4.01(f) (other than with respect to the Issuer) and 5.02(k) hereof).
Upon satisfaction of the conditions set forth herein and upon written request of the Issuer, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuer terminates.
(c)Notwithstanding clauses (a) and (b) above, the Issuer’s obligations in Sections 2.01, 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 2.12 and 5.02(k), Article VI, and Sections 8.01, 8.02, 11.04, 11.05 and 11.06 hereof shall survive until all the Notes

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have been paid in full. Thereafter, the Issuer’s obligations in Sections 8.01, 11.04 and 11.05 shall survive.
Section 11.02    Conditions to Defeasance. The Issuer may exercise its Legal Defeasance option or its Covenant Defeasance option only if:
(a)the Issuer irrevocably deposits in trust in the Defeasance/Redemption Account any one or any combination of (i) money or (ii) obligations of, and supported by the full faith and credit of, the U.S. Government (“U.S. Government Obligations”) for the payment of all principal or Redemption Price, if any, and interest (A) on the Notes or any Series of Notes being defeased, in the case of Legal Defeasance, or (B) on all of the Notes in the case of Covenant Defeasance, in either case, to maturity or redemption, as the case may be;
(b)the Issuer delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due (i) on each Series of Notes being defeased, in the case of Legal Defeasance, or (ii) on all of the Notes in the case of Covenant Defeasance, in either case, to maturity or redemption, as the case may be;
(c)91 days pass after the deposit described in clause (a) above is made and during the 91-day period no Event of Default specified in Section 4.01(e) or (f) with respect to the Issuer occurs which is continuing at the end of the period;
(d)the deposit described in clause (a) above does not constitute a default under any other agreement binding on the Issuer;
(e)the Issuer delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit described in clause (a) is not required to register as, or is registered as, an investment company under the Investment Company Act;
(f)in the case of the Legal Defeasance option, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from, or there has been published by, the U.S. Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

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(g)in the case of the Covenant Defeasance option, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;
(h)a Rating Agency Confirmation and (unless a Liquidity Facility Non-Consent Event has occurred or will occur at the time of or immediately after giving effect to such defeasance) the prior written consent of the Initial Liquidity Facility Provider is obtained relating to the defeasance contemplated by this Section 11.02;
(i)all amounts due and owing to the Initial Liquidity Facility Provider have been paid; and
(j)the Issuer delivers to the Trustee an Opinion of Counsel and an Officer’s Certificate that all conditions precedent to such defeasance have been satisfied.
Section 11.03    Application of Trust Money. The Trustee shall hold in trust in the Defeasance/Redemption Account money or U.S. Government Obligations deposited with it pursuant to this Article XI. It shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal, premium, if any, and interest on the Notes. Money and securities so held in trust are not subject to Article X hereof or to Article IX of the Security Trust Agreement.
Section 11.04    Repayment to Issuer. The Trustee shall promptly turn over to the Issuer upon written request any excess money or securities held by it at any time after application of the appropriate defeasance option.
Subject to any applicable abandoned property law, the Trustee shall pay to the Issuer upon written request any money held by it for the payment of principal or interest that remains unclaimed for two years and, thereafter, Holders entitled to the money must look to the Issuer for payment as general creditors.
Section 11.05    Indemnity for Government Obligations. The Issuer shall pay and shall indemnify the Trustee against any Tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations, or the principal and interest received on such U.S. Government Obligations.
Section 11.06    Reinstatement. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with this Article XI by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application or otherwise, the Issuer’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article XI until such time as the Trustee is permitted to

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apply all such money or U.S. Government Obligations in accordance with this Article XI; provided, however, that, if the Issuer has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee.
ARTICLE XII
MISCELLANEOUS

Section 12.01    Right of Trustee to Perform. If the Issuer for any reason fails to observe or punctually to perform any of its obligations to the Trustee, whether under this Indenture or any of the other Related Documents or otherwise, the Trustee shall have power (but shall have no obligation), on behalf of or in the name of the Issuer or otherwise, to perform such obligations and to take any steps which the Trustee may, in its absolute discretion, consider appropriate with a view to remedying, or mitigating the consequences of, such failure by the Issuer; provided that no exercise or failure to exercise this power by the Trustee shall in any way prejudice the Trustee’s other rights under this Indenture or any of the other Related Documents.
Section 12.02    Waiver. Any waiver by any party of any provision of this Indenture or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Indenture by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect. No failure on the part of the Trustee to exercise, and no delay on its part in exercising, any right or remedy under this Indenture will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Indenture are cumulative and not exclusive of any rights or remedies provided by law or in any other Related Document.
Section 12.03    Severability. In the event that any provision of this Indenture or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Indenture shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Indenture, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Indenture. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Trustee

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hereunder is unavailable or unenforceable shall not affect in any way the ability of the Trustee to pursue any other remedy available to it.
Section 12.04    Restrictions on Exercise of Certain Rights. The Trustee and, during the continuance of a payment Default with respect to the Senior Series, the Senior Trustee, in its capacity as trustee of such Senior Series, except as otherwise provided in Section 4.04, may sue for recovery or take any other steps for the purpose of recovering any of the obligations hereunder or any other debts or liabilities whatsoever owing to it by the Issuer. Each of the Holders shall at all times be deemed to have agreed by virtue of accepting the Notes that only the Trustee and, during the continuance of a payment Default with respect to the Senior Series, the Senior Trustee, in its capacity as trustee of such Series and except as provided in Section 4.04, may (to the extent (if any) permitted hereunder or by Applicable Law), take any steps for the purpose of procuring the appointment of an administrative receiver, examiner, receiver or similar officer or the making of an administration order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition, examinership or any like proceedings under the laws of any relevant jurisdiction.
Section 12.05    Notices. ]
All notices, demands, certificates, requests, directions, instructions and communications hereunder (“Notices”) shall be in writing and shall be effective (a) upon receipt when sent via email or through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:
if to the Issuer, to:
Willis Engine Structured Trust VI
c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890-1605
Attention: Corporate Trust Administrator
Facsimile:
with a copy to:
Willis Lease Finance Corporation
60 East Sir Francis Drake Boulevard, Suite 209
Larkspur, CA 94939
Attention: General Counsel
Fax:

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if to the Administrative Agent or to the Servicer, to:
Willis Lease Finance Corporation
60 East Sir Francis Drake Boulevard, Suite 209
Larkspur, CA 94939
Attention: General Counsel
Fax:

if to the Trustee, the Operating Bank, the Security Trustee, the Registrar or the Paying Agent, to:
U.S. Bank National Association
Global Corporate Trust

190 South LaSalle Street
Chicago, IL 60603
Attention:
Email:

if to the Initial Liquidity Facility Provider, to:
Bank of America, N.A.
One Bryant Park
Mail Code: NY1-100-11-03
New York, NY 10036
Attention:
Email:

if to any Holder of a Definitive Note, to such Holder at its address set forth in the Register as of the Record Date related to the Payment Date immediately preceding the issuance of such Notice;
if to any Holder of a Global Note, to such Holder via the Depositary, Euroclear and/or Clearstream;
and
if to the Rating Agencies (so long as such listed agency is a Rating Agency), to the following, or such other notice address provided by such Rating Agency to the Administrative Agent:
Kroll Bond Rating Agency, LLC
805 Third Ave., 29th Floor
New York, NY 10022
Attention: ABS Surveillance
Email:

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A copy of each Notice given hereunder to any party hereto shall also be given to each of the other parties hereto. Each party hereto may, by Notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent Notices shall be sent.
In connection with the performance of their respective duties hereunder, each party may give notices, consents, directions, approvals, instructions and requests to, and otherwise communicate with, each other using electronic means, including email transmission to such email addresses as each such party shall designate to the other parties, and, if by electronic means to the Trustee, the Security Trustee or the Operating Bank, unless otherwise agreed by the applicable parties, delivered as a .PDF (Portable Document Format) or other attachment to email including a manual authorized signature on such attached notice, consent, direction, approval, instruction, request or other communication. The Trustee shall have no liability for the use of digital signatures and electronic methods to submit communications to the Trustee, including without limitation as a result of the risk of the Trustee acting on unauthorized instructions as a result of such use, and the risk of interception and misuse by third parties.
Section 12.06    Assignments; Third Party Beneficiary. This Indenture shall be a continuing obligation of the Issuer and shall (a) be binding upon the Issuer and its successors and assigns and (b) inure to the benefit of and be enforceable by the Trustee, the Operating Bank, the Administrative Agent and the Initial Liquidity Facility Provider, and by their respective successors, transferees and assigns. The Issuer may not assign any of its obligations under this Indenture. The Servicer and the Seller shall each be a third party beneficiary of each provision of this Indenture that affects any of its rights or obligations under this Indenture or any other Related Document, including providing for the priority of amounts payable to the Servicer or the Seller under the Servicing Agreement or the Asset Purchase Agreement or any other Related Document.
Section 12.07    Currency Conversion. If any amount is received or recovered by the Administrative Agent or the Trustee in respect of this Indenture (whether as a result of the enforcement of the security created under the Security Trust Agreement or pursuant to this Indenture or any judgment or order of any court or in the liquidation or dissolution of the Issuer or by way of damages for any breach of any obligation to make any payment under or in respect of the Issuer’s obligations hereunder or any part thereof or otherwise) in a currency (the “Received Currency”) other than the currency in which such amount was expressed to be payable (the “Agreed Currency”), then the amount in the Received Currency actually received or recovered by the Trustee or the Administrative Agent shall, to the fullest extent permitted by Applicable Law, only constitute a discharge to the Issuer to the extent of the amount of the Agreed Currency which the Administrative Agent or the Trustee was or would have been able in accordance with its normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Administrative Agent or Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the Issuer, the Issuer shall pay to the Administrative Agent or the Trustee such amount as the

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Administrative Agent or the Trustee shall determine to be necessary to indemnify the Trustee and the Administrative Agent against any loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or Incurred in connection therewith) and so that such indemnity, to the fullest extent permitted by Applicable Law, (i) shall constitute a separate and independent obligation of the Issuer distinct from its obligation to discharge the amount which was originally payable by the Issuer and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Administrative Agent or the Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by the Issuer or any judgment or order and no proof or evidence of any actual loss shall be required.
(b)For the purpose of or pending the discharge of any of the moneys and liabilities hereby secured the Administrative Agent may, or cause the Operating Bank to, convert any moneys received, recovered or realized by the Administrative Agent under this Indenture (including the proceeds of any previous conversion under this Section 12.07) or any funds currently maintained in any account hereunder from their existing currency of denomination into the currency of denomination (if different) of such moneys and liabilities and any conversion from one currency to another for the purposes of any of the foregoing shall be made at the Trustee’s then prevailing spot selling rate at its office by which such conversion is made. If not otherwise required to be applied in the Received Currency, the Administrative Agent, acting on behalf of the Security Trustee, shall promptly convert any moneys in such Received Currency other than U.S. dollars into U.S. dollars. Each previous reference in this Section 12.07 to a currency extends to funds of that currency and funds of one currency may be converted into different funds of the same currency. The cost and expense of any such conversion shall be added to and reflected in the rate obtained for conversion and in no event shall the Administrative Agent or any of its affiliates be liable in respect of the exchange rate obtained for any such conversion or any related cost or expense.
Section 12.08    Application to Court. The Senior Trustee may at any time after the service of a Default Notice apply to any court of competent jurisdiction for an order that the terms of this Indenture be carried into execution under the direction of such court and for the appointment of a Receiver of the Collateral or any part thereof and for any other order in relation to the administration of this Indenture as the Senior Trustee shall deem fit and the Senior Trustee may assent to or approve any application to any court of competent jurisdiction made at the instigation of any of the Holders and shall be indemnified by the Issuer against all out-of-pocket costs, charges and expenses Incurred by it in relation to any such application or proceedings.
Section 12.09    Governing Law. THIS INDENTURE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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Section 12.10    Jurisdiction. (a) Each of the parties hereto agrees that the Supreme Court of the State of New York sitting in the Borough of Manhattan, and the United States District Court for the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to such New York State or, to the extent permitted by law, such U.S. federal court being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the Issuer, the Administrative Agent and the Initial Liquidity Facility Provider agrees that the process by which any suit, action or proceeding is begun in such New York State or U.S. federal court may be served on it by being delivered in connection with any such suit, action or proceeding directly to its address determined for such party pursuant to Section 12.05. Nothing in this Indenture will affect the right of any party to this Indenture to serve process in any other manner permitted by law.
(b)The submission to the jurisdiction of the courts referred to in Section 12.10(a) shall not (and shall not be construed so as to) limit the right of the Trustee or the Controlling Party to take proceedings against the Issuer in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.
(c)Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Indenture to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.
(d)TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS INDENTURE, THE OTHER RELATED DOCUMENTS, OR THE SUBJECT MATTER HEREOF OR THEREOF OR THE OVERALL TRANSACTION BROUGHT BY ANY OF THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS.
Section 12.11    Counterparts; Electronic Execution. This Indenture may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Indenture and any other Related Document shall be deemed to include electronic signatures or the keeping of records in electronic form (including, but not limited to DocuSign), each of which shall be of the same legal

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effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 12.12    Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.
Section 12.13    Compliance with Applicable Regulations. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including but not limited to those relating to the funding of terrorist activities and money laundering, including, without limitation, Section 326 of the USA PATRIOT Act of the United States (“Applicable Regulations”), each of the Trustee and the Operating Bank is required to obtain, verify and record and update certain information relating to individuals and entities which maintain a business relationship with the Trustee or the Operating Bank. Accordingly, each of the parties hereto agrees to provide to each of the Trustee and the Operating Bank upon its request from time to time such identifying information and documentation as may be available for such party in order to enable each of the Trustee and the Operating Bank to comply with Applicable Regulations.
Section 12.14    Limited Recourse. Notwithstanding any other provision of this Indenture or any other Related Document, the obligations of the Issuer to make any payments under the Notes, this Indenture or any other Related Document shall from time to time and at all times be limited to the nominal amount of each payment or, if less, the actual amount derived from the Collateral (including the proceeds of any contingent claims that are included in the Collateral) at such time and available for application by or on behalf of the Issuer in making such payment in accordance with this Indenture and the other Related Documents from the Collateral, and no party hereto will have further recourse to the Issuer in respect of such obligations beyond its rights under this Indenture and the other Related Documents. On enforcement of this Indenture and the other Related Documents, after realization of the Collateral, including liquidation of any contingent claims that are included in the Collateral, and distribution of all proceeds of the Collateral, including the proceeds of any such contingent claims, in accordance with this Indenture and the other Related Documents, all obligations of and any remaining claims against the Issuer shall be extinguished and shall not thereafter revive and none of the parties hereto or to any other Related Document may take any further steps against the Issuer or against any shareholder, director, manager, member or officer of the Issuer in respect of such obligations. No party hereto will, and by its acceptance of any Note, each Holder agrees that it will not, until the expiry of one year and one day after the payment of all sums outstanding and owing under the latest maturing Note, take any corporate action or other steps or legal proceedings under the laws of any jurisdiction for the winding-up, dissolution, bankruptcy, liquidation, arrangement, insolvency, composition, examinership or re-organization or like proceedings or for the

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appointment of a receiver, administrator, administrative receiver, bankruptcy trustee, liquidator, examiner, sequestrator or similar officer of the Issuer or any other Issuer Group Member, or against any of the revenues and assets of the Issuer or any other Issuer Group Member. Section 12.04 is subject to the terms of this Section 12.14. The provisions of this Section 12.14 shall survive the termination of this Indenture.
Section 12.15    Contractual Recognition of Bail-In. Notwithstanding anything to the contrary in any Related Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Related Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Affected Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Indenture or any other Related Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.
WILLIS ENGINE STRUCTURED TRUST VI

By: /s/ Brian R. Hole
Name: Brian R. Hole
Title: Controlling Trustee

- Signature Page - Indenture WEST VI

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U.S. BANK NATIONAL ASSOCIATION, as the Operating Bank and Trustee
By    /s/ Jose A. Galarza
Name: Jose A Galarza
    Title: Vice President

- Signature Page - Indenture WEST VI

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WILLIS LEASE FINANCE CORPORATION, as the Administrative Agent
By:    /s/ Dean M. Poulakidas
Name:    Dean M. Poulakidas
    Title: Senior Vice President

- Signature Page - Indenture WEST VI

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BANK OF AMERICA, N.A., as the Initial Liquidity Facility Provider
By:    /s/ Carl W. Anderson
Name:    Carl W. Anderson
    Title: Managing Director

- Signature Page - Indenture WEST VI

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Schedule 1

INITIAL ASSETS
*

	Serial Number	Model
1.	[*]	[*]
2.	[*]	[*]
3.	[*]	[*]
4.	[*]	[*]
5.	[*]	[*]
6.	[*]	[*]
7.	[*]	[*]
8.	[*]	[*]
9.	[*]	[*]
10.	[*]	[*]
11.	[*]	[*]
12.	[*]	[*]
13.	[*]	[*]
14.	[*]	[*]
15.	[*]	[*]
16.	[*]	[*]
17.	[*]	[*]
18.	[*]	[*]
19.	[*]	[*]
20.	[*]	[*]
21.	[*]	[*]
22.	[*]	[*]
23.	[*]	[*]
24.	[*]	[*]
25.	[*]	[*]
26.	[*]	[*]
27.	[*]	[*]
28.	[*]	[*]
29.	[*]	[*]
30.	[*]	[*]
* ESNs [*], [*], [*] and [*] are currently configured as [*] rated engines. Any of these 4 Engines with more than [*] cycles remaining at redelivery or that the relevant Lessor puts through a performance restoration shop visit within [*] months after redelivery, will be upgraded to [*] thrust at the relevant Lessee’s cost.

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Schedule 2.

ISSUER SUBSIDIARIES

Entity	Jurisdiction
WEST VI Engines (Ireland) Limited	Ireland

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Schedule 3.

ASSET SUBSIDIARIES
None.

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Schedule 4.

ASSET TRUST AGREEMENTS
None.

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Schedule 5.

SCHEDULED SERIES PERCENTAGE

Payment Date	Series A Notes and Series B Notes—Group 1 Assets	Series A Notes and Series B Notes—Group 2 Assets	Series A Notes and Series B Notes—Group 3 Asset [*]	Series C Notes— All Assets
5/14/2021	[*]	[*]	[*]	[*]
6/15/2021	[*]	[*]	[*]	[*]
7/15/2021	[*]	[*]	[*]	[*]
8/15/2021	[*]	[*]	[*]	[*]
9/15/2021	[*]	[*]	[*]	[*]
10/15/2021	[*]	[*]	[*]	[*]
11/15/2021	[*]	[*]	[*]	[*]
12/15/2021	[*]	[*]	[*]	[*]
1/15/2022	[*]	[*]	[*]	[*]
2/15/2022	[*]	[*]	[*]	[*]
3/15/2022	[*]	[*]	[*]	[*]
4/15/2022	[*]	[*]	[*]	[*]
5/15/2022	[*]	[*]	[*]	[*]
6/15/2022	[*]	[*]	[*]	[*]
7/15/2022	[*]	[*]	[*]	[*]
8/15/2022	[*]	[*]	[*]	[*]
9/15/2022	[*]	[*]	[*]	[*]
10/15/2022	[*]	[*]	[*]	[*]
11/15/2022	[*]	[*]	[*]	[*]
12/15/2022	[*]	[*]	[*]	[*]
1/15/2023	[*]	[*]	[*]	[*]
2/15/2023	[*]	[*]	[*]	[*]
3/15/2023	[*]	[*]	[*]	[*]
4/15/2023	[*]	[*]	[*]	[*]
5/15/2023	[*]	[*]	[*]	[*]
6/15/2023	[*]	[*]	[*]	[*]
7/15/2023	[*]	[*]	[*]	[*]
8/15/2023	[*]	[*]	[*]	[*]
9/15/2023	[*]	[*]	[*]	[*]
10/15/2023	[*]	[*]	[*]	[*]
11/15/2023	[*]	[*]	[*]	[*]
12/15/2023	[*]	[*]	[*]	[*]
1/15/2024	[*]	[*]	[*]	[*]

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2/15/2024	[*]	[*]	[*]	[*]
3/15/2024	[*]	[*]	[*]	[*]
4/15/2024	[*]	[*]	[*]	[*]
5/15/2024	[*]	[*]	[*]	[*]
6/15/2024	[*]	[*]	[*]	[*]
7/15/2024	[*]	[*]	[*]	[*]
8/15/2024	[*]	[*]	[*]	[*]
9/15/2024	[*]	[*]	[*]	[*]
10/15/2024	[*]	[*]	[*]	[*]
11/15/2024	[*]	[*]	[*]	[*]
12/15/2024	[*]	[*]	[*]	[*]
1/15/2025	[*]	[*]	[*]	[*]
2/15/2025	[*]	[*]	[*]	[*]
3/15/2025	[*]	[*]	[*]	[*]
4/15/2025	[*]	[*]	[*]	[*]
5/15/2025	[*]	[*]	[*]	[*]
6/15/2025	[*]	[*]	[*]	[*]
7/15/2025	[*]	[*]	[*]	[*]
8/15/2025	[*]	[*]	[*]	[*]
9/15/2025	[*]	[*]	[*]	[*]
10/15/2025	[*]	[*]	[*]	[*]
11/15/2025	[*]	[*]	[*]	[*]
12/15/2025	[*]	[*]	[*]	[*]
1/15/2026	[*]	[*]	[*]	[*]
2/15/2026	[*]	[*]	[*]	[*]
3/15/2026	[*]	[*]	[*]	[*]
4/15/2026	[*]	[*]	[*]	[*]
5/15/2026	[*]	[*]	[*]	[*]
6/15/2026	[*]	[*]	[*]	[*]
7/15/2026	[*]	[*]	[*]	[*]
8/15/2026	[*]	[*]	[*]	[*]
9/15/2026	[*]	[*]	[*]	[*]
10/15/2026	[*]	[*]	[*]	[*]
11/15/2026	[*]	[*]	[*]	[*]
12/15/2026	[*]	[*]	[*]	[*]
1/15/2027	[*]	[*]	[*]	[*]
2/15/2027	[*]	[*]	[*]	[*]
3/15/2027	[*]	[*]	[*]	[*]
4/15/2027	[*]	[*]	[*]	[*]
5/15/2027	[*]	[*]	[*]	[*]
6/15/2027	[*]	[*]	[*]	[*]
7/15/2027	[*]	[*]	[*]	[*]

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8/15/2027	[*]	[*]	[*]	[*]
9/15/2027	[*]	[*]	[*]	[*]
10/15/2027	[*]	[*]	[*]	[*]
11/15/2027	[*]	[*]	[*]	[*]
12/15/2027	[*]	[*]	[*]	[*]
1/15/2028	[*]	[*]	[*]	[*]
2/15/2028	[*]	[*]	[*]	[*]
3/15/2028	[*]	[*]	[*]	[*]
4/15/2028	[*]	[*]	[*]	[*]
5/15/2028	[*]	[*]	[*]	[*]
6/15/2028	[*]	[*]	[*]	[*]
7/15/2028	[*]	[*]	[*]	[*]
8/15/2028	[*]	[*]	[*]	[*]
9/15/2028	[*]	[*]	[*]	[*]
10/15/2028	[*]	[*]	[*]	[*]
11/15/2028	[*]	[*]	[*]	[*]
12/15/2028	[*]	[*]	[*]	[*]
1/15/2029	[*]	[*]	[*]	[*]
2/15/2029	[*]	[*]	[*]	[*]
3/15/2029	[*]	[*]	[*]	[*]
4/15/2029	[*]	[*]	[*]	[*]
5/15/2029	[*]	[*]	[*]	[*]
6/15/2029	[*]	[*]	[*]	[*]
7/15/2029	[*]	[*]	[*]	[*]
8/15/2029	[*]	[*]	[*]	[*]
9/15/2029	[*]	[*]	[*]	[*]
10/15/2029	[*]	[*]	[*]	[*]
11/15/2029	[*]	[*]	[*]	[*]
12/15/2029	[*]	[*]	[*]	[*]
1/15/2030	[*]	[*]	[*]	[*]
2/15/2030	[*]	[*]	[*]	[*]
3/15/2030	[*]	[*]	[*]	[*]
4/15/2030	[*]	[*]	[*]	[*]
5/15/2030	[*]	[*]	[*]	[*]
6/15/2030	[*]	[*]	[*]	[*]
7/15/2030	[*]	[*]	[*]	[*]
8/15/2030	[*]	[*]	[*]	[*]
9/15/2030	[*]	[*]	[*]	[*]
10/15/2030	[*]	[*]	[*]	[*]
11/15/2030	[*]	[*]	[*]	[*]
12/15/2030	[*]	[*]	[*]	[*]
1/15/2031	[*]	[*]	[*]	[*]

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2/15/2031	[*]	[*]	[*]	[*]
3/15/2031	[*]	[*]	[*]	[*]
4/15/2031	[*]	[*]	[*]	[*]
5/15/2031	[*]	[*]	[*]	[*]
6/15/2031	[*]	[*]	[*]	[*]
7/15/2031	[*]	[*]	[*]	[*]
8/15/2031	[*]	[*]	[*]	[*]
9/15/2031	[*]	[*]	[*]	[*]
10/15/2031	[*]	[*]	[*]	[*]
11/15/2031	[*]	[*]	[*]	[*]
12/15/2031	[*]	[*]	[*]	[*]
1/15/2032	[*]	[*]	[*]	[*]
2/15/2032	[*]	[*]	[*]	[*]
3/15/2032	[*]	[*]	[*]	[*]
4/15/2032	[*]	[*]	[*]	[*]
5/15/2032	[*]	[*]	[*]	[*]
6/15/2032	[*]	[*]	[*]	[*]
7/15/2032	[*]	[*]	[*]	[*]
8/15/2032	[*]	[*]	[*]	[*]
9/15/2032	[*]	[*]	[*]	[*]
10/15/2032	[*]	[*]	[*]	[*]
11/15/2032	[*]	[*]	[*]	[*]
12/15/2032	[*]	[*]	[*]	[*]
1/15/2033	[*]	[*]	[*]	[*]
2/15/2033	[*]	[*]	[*]	[*]
3/15/2033	[*]	[*]	[*]	[*]
4/15/2033	[*]	[*]	[*]	[*]
5/15/2033	[*]	[*]	[*]	[*]
6/15/2033	[*]	[*]	[*]	[*]
7/15/2033	[*]	[*]	[*]	[*]
8/15/2033	[*]	[*]	[*]	[*]
9/15/2033	[*]	[*]	[*]	[*]
10/15/2033	[*]	[*]	[*]	[*]
11/15/2033	[*]	[*]	[*]	[*]
12/15/2033	[*]	[*]	[*]	[*]
1/15/2034	[*]	[*]	[*]	[*]
2/15/2034	[*]	[*]	[*]	[*]
3/15/2034	[*]	[*]	[*]	[*]
4/15/2034	[*]	[*]	[*]	[*]
5/15/2034	[*]	[*]	[*]	[*]
6/15/2034	[*]	[*]	[*]	[*]
7/15/2034	[*]	[*]	[*]	[*]

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8/15/2034	[*]	[*]	[*]	[*]
9/15/2034	[*]	[*]	[*]	[*]
10/15/2034	[*]	[*]	[*]	[*]
11/15/2034	[*]	[*]	[*]	[*]
12/15/2034	[*]	[*]	[*]	[*]
1/15/2035	[*]	[*]	[*]	[*]
2/15/2035	[*]	[*]	[*]	[*]
3/15/2035	[*]	[*]	[*]	[*]
4/15/2035	[*]	[*]	[*]	[*]
5/15/2035	[*]	[*]	[*]	[*]
6/15/2035	[*]	[*]	[*]	[*]
7/15/2035	[*]	[*]	[*]	[*]
8/15/2035	[*]	[*]	[*]	[*]
9/15/2035	[*]	[*]	[*]	[*]
10/15/2035	[*]	[*]	[*]	[*]
11/15/2035	[*]	[*]	[*]	[*]
12/15/2035	[*]	[*]	[*]	[*]
1/15/2036	[*]	[*]	[*]	[*]
2/15/2036	[*]	[*]	[*]	[*]
3/15/2036	[*]	[*]	[*]	[*]
4/15/2036	[*]	[*]	[*]	[*]
5/15/2036	[*]	[*]	[*]	[*]
6/15/2036	[*]	[*]	[*]	[*]
7/15/2036	[*]	[*]	[*]	[*]
8/15/2036	[*]	[*]	[*]	[*]
9/15/2036	[*]	[*]	[*]	[*]
10/15/2036	[*]	[*]	[*]	[*]
11/15/2036	[*]	[*]	[*]	[*]
12/15/2036	[*]	[*]	[*]	[*]
1/15/2037	[*]	[*]	[*]	[*]
2/15/2037	[*]	[*]	[*]	[*]
3/15/2037	[*]	[*]	[*]	[*]
4/15/2037	[*]	[*]	[*]	[*]
5/15/2037	[*]	[*]	[*]	[*]
6/15/2037	[*]	[*]	[*]	[*]
7/15/2037	[*]	[*]	[*]	[*]
8/15/2037	[*]	[*]	[*]	[*]
9/15/2037	[*]	[*]	[*]	[*]
10/15/2037	[*]	[*]	[*]	[*]
11/15/2037	[*]	[*]	[*]	[*]
12/15/2037	[*]	[*]	[*]	[*]
1/15/2038	[*]	[*]	[*]	[*]

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2/15/2038	[*]	[*]	[*]	[*]
3/15/2038	[*]	[*]	[*]	[*]
4/15/2038	[*]	[*]	[*]	[*]
5/15/2038	[*]	[*]	[*]	[*]
6/15/2038	[*]	[*]	[*]	[*]
7/15/2038	[*]	[*]	[*]	[*]
8/15/2038	[*]	[*]	[*]	[*]
9/15/2038	[*]	[*]	[*]	[*]
10/15/2038	[*]	[*]	[*]	[*]
11/15/2038	[*]	[*]	[*]	[*]
12/15/2038	[*]	[*]	[*]	[*]
1/15/2039	[*]	[*]	[*]	[*]
2/15/2039	[*]	[*]	[*]	[*]
3/15/2039	[*]	[*]	[*]	[*]
4/15/2039	[*]	[*]	[*]	[*]
5/15/2039	[*]	[*]	[*]	[*]
6/15/2039	[*]	[*]	[*]	[*]
7/15/2039	[*]	[*]	[*]	[*]
8/15/2039	[*]	[*]	[*]	[*]
9/15/2039	[*]	[*]	[*]	[*]
10/15/2039	[*]	[*]	[*]	[*]
11/15/2039	[*]	[*]	[*]	[*]
12/15/2039	[*]	[*]	[*]	[*]
1/15/2040	[*]	[*]	[*]	[*]
2/15/2040	[*]	[*]	[*]	[*]
3/15/2040	[*]	[*]	[*]	[*]
4/15/2040	[*]	[*]	[*]	[*]
5/15/2040	[*]	[*]	[*]	[*]
6/15/2040	[*]	[*]	[*]	[*]
7/15/2040	[*]	[*]	[*]	[*]
8/15/2040	[*]	[*]	[*]	[*]
9/15/2040	[*]	[*]	[*]	[*]
10/15/2040	[*]	[*]	[*]	[*]
11/15/2040	[*]	[*]	[*]	[*]
12/15/2040	[*]	[*]	[*]	[*]
1/15/2041	[*]	[*]	[*]	[*]
2/15/2041	[*]	[*]	[*]	[*]
3/15/2041	[*]	[*]	[*]	[*]
4/15/2041	[*]	[*]	[*]	[*]
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7/15/2041	[*]	[*]	[*]	[*]

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10/15/2042	[*]	[*]	[*]	[*]
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MAINTENANCE REDUCTION AMOUNT

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#4832-3972-6820v5

Exhibit A-1.

FORM OF SERIES A NOTE
NEITHER THIS NOTE, NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER OR BENEFICIAL OWNER OF AN INTEREST HEREIN (i) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND HAS ACQUIRED THIS NOTE OR AN INTEREST HEREIN IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE OR AN INTEREST HEREIN IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”); (ii) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN EXCEPT (A) TO WILLIS ENGINE STRUCTURED TRUST VI (THE “ISSUER”) OR ANY OF ITS AFFILIATES (AS DEFINED IN RULE 501(b) OF REGULATION D), (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (C) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (E) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSONS” HAVE THE

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#4832-3972-6820v5

MEANINGS GIVEN TO THEM BY REGULATION S. THE TRUST INDENTURE (THE “INDENTURE”) DATED AS OF MAY 17, 2021, AMONG THE ISSUER, U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE AND OPERATING BANK, WILLIS LEASE FINANCE CORPORATION, AS ADMINISTRATIVE AGENT AND BANK OF AMERICA, N.A., AS THE INITIAL LIQUIDITY FACILITY PROVIDER CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN IN VIOLATION OF THE FOREGOING RESTRICTIONS.
BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED (OR IN THE CASE OF A DEFINITIVE NOTE WILL BE REQUIRED TO REPRESENT, WARRANT AND AGREE) THAT EITHER: (A) NO ASSETS OF (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A PLAN SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A PLAN, ACCOUNT OR ARRANGEMENT (SUCH AS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN) THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (IV) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, HAVE BEEN USED TO ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN; OR (B) IT IS ACQUIRING A SERIES A NOTE OR SERIES B NOTE AND THE ACQUISITION AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN BY THE HOLDER DO NOT AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW, AS APPLICABLE.
EACH HOLDER AND BENEFICIAL OWNER OF A NOTE, BY THE ACCEPTANCE OF SUCH NOTE OR ACQUISITION OF ANY BENEFICIAL INTEREST THEREIN, COVENANTS AND AGREES, FOR THE BENEFIT OF THE ISSUER, TO THE EXTENT IT IS LEGALLY ABLE TO DO SO, TO PROVIDE TO THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE SUCH PROPERLY COMPLETED AND EXECUTED DOCUMENTATION, INFORMATION OR CERTIFICATION (INCLUDING, BUT NOT LIMITED TO, INTERNAL REVENUE SERVICE FORMS W-8BEN,W-8BEN-E, W-8IMY, W-8ECI, W-8EXP AND W-9 (OR ANY SUCCESSOR FORMS)) AS (1) WOULD REDUCE OR ELIMINATE (I) ANY TAXES PAYABLE BY, OR WITHHELD WITH RESPECT TO AMOUNTS PAYABLE TO, THE ISSUER OR ANY OTHER ISSUER GROUP MEMBER OR

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(II) WITHHOLDING TAXES IMPOSED ON ANY AMOUNT PAYABLE BY THE TRUSTEE OR ANY AMOUNT PAID OR PAYABLE BY THE ISSUER UNDER THE INDENTURE AND/OR (2) MAY BE HELPFUL (AS REASONABLY DETERMINED BY THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE EACH IN ITS SOLE DISCRETION) FOR THE TRUSTEE OR THE ISSUER TO SATISFY ITS OBLIGATIONS RELATING TO FATCA, WITHHOLDING (INCLUDING BACKUP WITHHOLDING) AND INFORMATION REPORTING UNDER THE CODE AND ANY OTHER APPLICABLE LAW.
EACH HOLDER AND BENEFICIAL OWNER OF A NOTE, BY THE ACCEPTANCE OF SUCH NOTE OR ACQUISITION OF ANY BENEFICIAL INTEREST THEREIN, COVENANTS AND AGREES, FOR THE BENEFIT OF THE ISSUER, (I) AT THE TIME OR TIMES PRESCRIBED BY APPLICABLE LAW FOLLOWING A REASONABLE WRITTEN REQUEST BY THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE OR THEIR AGENTS, TO OBTAIN AND PROVIDE THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE, THE FATCA RESPONSIBLE OFFICER OR THEIR AGENTS WITH INFORMATION OR DOCUMENTATION RELATING TO SUCH PERSON, AND TO UPDATE OR CORRECT SUCH INFORMATION OR DOCUMENTATION, AS IS NECESSARY OR HELPFUL (IN THE GOOD FAITH SOLE DETERMINATION OF THE ISSUER, THE TRUSTEE OR THEIR AGENTS AS APPLICABLE) FOR THE ISSUER, ANY OTHER ISSUER GROUP MEMBER AND THE TRUSTEE, OR THEIR AGENTS, TO COMPLY WITH THEIR OBLIGATIONS UNDER FATCA, AND (II) THAT THE ISSUER, ANY OTHER ISSUER GROUP MEMBER, THE TRUSTEE AND/OR THE FATCA RESPONSIBLE OFFICER MAY (1) PROVIDE SUCH INFORMATION AND DOCUMENTATION AND ANY OTHER INFORMATION CONCERNING AN INVESTMENT IN THE NOTES TO THE UNITED STATES INTERNAL REVENUE SERVICE AND ANY OTHER RELEVANT TAXING AUTHORITY AND (2) TAKE SUCH OTHER STEPS AS THEY DEEM NECESSARY OR HELPFUL TO COMPLY WITH THEIR OBLIGATIONS (OR THE OBLIGATIONS OF ANY OTHER ISSUER GROUP MEMBER) UNDER FATCA.
BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE AGREED AND ACKNOWLEDGED THAT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE HOLDERS OF THE SERIES B NOTES, THE HOLDERS OF THE SERIES C NOTES AND THE CERTIFICATE HOLDERS WILL HAVE THE RIGHT TO PURCHASE ALL NOTES ISSUED UNDER THE INDENTURE TO WHICH THIS NOTE RELATES, INCLUDING THIS NOTE, IN ACCORDANCE WITH THE TERMS OF SECTION 4.13, 4.14 OR 4.15, AS APPLICABLE, OF THE INDENTURE TO WHICH THIS NOTE RELATES.

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IF THIS NOTE IS REPRESENTED BY A GLOBAL NOTE, INSERT:
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.
[Insert for each Series A Note, but only if such Series A Note is issued with more than de minimis OID, as determined under U.S. federal income tax principles.] [THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE CODE. FOR INFORMATION REGARDING THE ISSUE DATE, ISSUE PRICE, YIELD TO MATURITY AND AMOUNT OF OID, PLEASE CONTACT WILLIS LEASE FINANCE CORPORATION, 60 EAST SIR FRANCIS DRAKE BOULEVARD, SUITE 209,
LARKSPUR, CA 94939, ATTENTION: GENERAL COUNSEL.]
IF THIS NOTE IS REPRESENTED BY A REGULATION S TEMPORARY GLOBAL NOTE, INSERT:
PRIOR TO THE EXPIRATION OF A RESTRICTED PERIOD ENDING ON THE EXPIRATION OF THE 40-DAY “DISTRIBUTION COMPLIANCE PERIOD” (AS DEFINED IN RULE 902(F) OF REGULATION S) OR SUCH LATER DATE AS THE ISSUER MAY NOTIFY TO THE TRUSTEE, THIS NOTE, OR ANY BENEFICIAL INTEREST HEREIN, MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S OR (B) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

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IF THIS NOTE IS REPRESENTED BY A DEFINITIVE NOTE, INSERT:
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND THE OTHER RESTRICTIONS CONTAINED IN THE INDENTURE.

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#4832-3972-6820v5

WILLIS ENGINE STRUCTURED TRUST VI
SERIES A 20___-__ FIXED RATE NOTE
No. ______
CUSIP: ___________
ISIN: ___________
[Common Code: ___________]
$____________
WILLIS ENGINE STRUCTURED TRUST VI, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & Co.]1[____________________]2, or registered assigns, the principal sum [indicated on Schedule A hereto]3 [of [SPELL AMOUNT] DOLLARS ($_________________),]4 (or, if different, the then-Outstanding Principal Balance of this Note) on [DATE] (the “Final Maturity Date”) and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at the rate of [___]% per annum (the “Stated Rate”) from the date hereof until the Outstanding Principal Balance hereof is paid in full, payable on each Payment Date, and if this Series A Note (this “Note”) remains outstanding on [DATE] (the “Expected Final Payment Date”), then from the Expected Final Payment Date until the Outstanding Principal Balance hereof is paid in full, additional interest at the rate of 2.0% per annum, compounded monthly (“Step-Up Interest”) on the Outstanding Principal Balance hereof (in accordance with the Indenture), payable on each Payment Date following the Expected Final Payment Date. Interest on this Note shall accrue from the relevant issuance date and shall be computed for each Interest Accrual Period on the basis of (i) in the case of the first Interest Accrual Period and any incomplete Interest Accrual Period, a 360-day year consisting of twelve 30-day months and (ii) otherwise, a 360-day year and one-twelfth of an annual interest payment on the Outstanding Principal Balance of this Note.
This Note is one of a duly authorized issue of Series A Notes of the Issuer issued under the Trust Indenture dated as of May 17, 2021 (as amended or supplemented from time to time, the “Indenture”), among the Issuer, U.S. Bank National Association, as Operating Bank and as Trustee (the “Trustee”), Willis Lease Finance Corporation, as Administrative Agent (the “Administrative Agent”) and Bank of America, N.A., as Initial Liquidity Facility Provider (the “Initial Liquidity Facility Provider”). The Indenture provides for the issuance of Series A Notes in a single series. All capitalized terms used in this Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the
1 Insert for a Global Note.
2 Insert for a Definitive Note, including name of registered Holder.
3 Insert for a Global Note.
4 Insert for a Definitive Note.

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Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of Notes. This Note is subject to all of the terms of the Indenture.
The Outstanding Principal Balance of this Note may be repaid prior to the Final Maturity Date through the application on the Payment Dates of the Available Collections to the principal hereof as provided in Section 3.09 of the Indenture (after making payments entitled to priority under Section 3.09 of the Indenture). In addition, the Issuer may optionally redeem all or part of the Outstanding Principal Balance of this Note, in the case of a redemption in whole, on any Business Day, and in the case of a redemption in part, on any Payment Date, at the applicable Redemption Price (calculated as provided in the Indenture), or, in the case of a Tax Redemption, at the Outstanding Principal Balance hereof plus accrued and unpaid interest hereon. Further, the Issuer may provide for the defeasance of this Note in accordance with Article XI of the Indenture.
Interest, including Step-Up Interest, and premium on this Note that is not paid when due shall bear interest at the rate, and as and to the extent, provided in the Indenture.
The indebtedness evidenced by the Series A Notes is, to the extent and in the manner provided in the Indenture and the Security Trust Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Claims, and this Note is issued subject to the provisions thereof providing for such subordination. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee and the Security Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints each of the Trustee and the Security Trustee its attorney-in-fact for such purpose. All payments or distributions upon or with respect to any Obligations, which include payment of principal, premium and interest on this Note, that are received by the Holder of this Note contrary to the priority of payment provisions of the Indenture or in excess of the amounts to which the Holder of this Note is entitled under Section 3.09 of the Indenture, shall be received for the benefit of the Senior Claimant, shall be segregated from other funds and property held by the Holder of this Note and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims in accordance with the terms of the Indenture.
The maturity of this Note is subject to Acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.
This Note is and will be secured, on a subordinated basis as referred to above, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

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Subject to and in accordance with the terms of the Indenture, there will be distributed with respect to this Note monthly on each Payment Date commencing on [________], to the Holder hereof, such Holder’s pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Series A Notes held by such Holder) of the aggregate amount as may be distributable to all Holders of Series A Notes on such Payment Date pursuant to Section 3.09 of the Indenture.
All amounts payable in respect of this Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof. The final payment with respect to this Note, however, shall be made only upon presentation and surrender of this Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. At such time, if any, as this Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Holder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to the Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, a Holder of one or more Definitive Notes, may have such payments made by wire transfer to an account designated by such Holder at a financial institution in the United States (or other location agreed by the Trustee); provided that Holders of Definitive Notes having an aggregate principal amount of not less than $1,000,000 shall have such payment made by wire transfer to an account designated by such Holder at a financial institution in the United States (or other location agreed by the Trustee). The Trustee or Paying Agent shall provide such notice of the final payment of a Note to the Holder thereof, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment.
The Series A Notes are issuable in a single series only in fully registered form without interest coupons. A Holder may transfer a Global Note by delivery thereof and otherwise complying with the terms of the Indenture. No transfer of a Definitive Note shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register; provided that in no event may any Note be transferred in any transaction that is required to be registered under the Securities Act. When a Definitive Note is presented to the Registrar with a request to register the transfer or to exchange it for Series A Notes of authorized denominations in an aggregate principal amount equal to the exchanged Notes, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Definitive Note is accompanied by a completed transfer notice in the form attached to this Note (if this Note is a Definitive Note) duly executed by the Holder hereof (or by an attorney who is authorized in writing to act on behalf of the Holder)). No service charge shall be made for any registration of transfer or exchange of a Definitive Note, but the party requesting such

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new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.
Prior to the registration of transfer of a Definitive Note, the Issuer and the Trustee may deem and treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.
Article IX of the Indenture permits the amendment, modification or waiver of the Indenture and the Series A Notes, as specified in the Indenture. The Indenture also contains provisions that permit waiver of compliance by the Issuer with certain provisions of the Indenture and certain existing defaults under the Indenture and their consequences. Any such amendments, modifications or waivers of the Indenture in compliance with the Indenture shall be binding upon the Trustee, the Holders and the other parties to the Indenture, whether or not notation of such consent or waiver is made upon this Note.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.
THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this Series A Note to be signed manually or by facsimile by its Responsible Officer.
Date: ________________
WILLIS ENGINE STRUCTURED TRUST VI

By:_______________________________________
Name:
Title: Controlling Trustee

#4832-3972-6820v5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Series A Notes designated by and referred to in the within-mentioned Indenture.
Date: ________________
U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as the Trustee
By:_______________________________________
Name:
Title:

#4832-3972-6820v5

SCHEDULE A5
SCHEDULE OF PRINCIPAL AMOUNT
The initial principal amount of this Note shall be $__________________. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________

5 Include Schedule A in a Global Note.

#4832-3972-6820v5

[FORM OF] TRANSFER NOTICE6
FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto Insert Taxpayer Identification No.___________________________

(Please print or typewrite name and address including zip code of assignee)
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.
The undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred:
[Check One]
☐    to the Issuer or its affiliate (as defined in Rule 501(b) of Regulation D (“Regulation D”) under the United States Securities Act of 1933, as amended (the “Securities Act”)).
☐    to a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act.
☐    in compliance with Regulation S under the Securities Act.
☐    pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
☐    pursuant to another available exemption from registration under the Securities Act and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.12 of the Indenture shall have been satisfied.
Date:___________________    {Signature of Transferor}_____________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.
6 Include Transfer Notice in a Definitive Note.

#4832-3972-6820v5

The undersigned covenants and agrees that it will treat this Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.
[TO BE COMPLETED BY PURCHASER IF THE SECOND BOX ABOVE IS CHECKED:]
The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 (“Rule 144A”) and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:___________________    {Signature of Transferor}_____________________
NOTICE: To be executed by an executive officer.

#4832-3972-6820v5

Exhibit A-2.

FORM OF SERIES B NOTE
NEITHER THIS NOTE, NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER OR BENEFICIAL OWNER OF AN INTEREST HEREIN (i) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND HAS ACQUIRED THIS NOTE OR AN INTEREST HEREIN IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE OR AN INTEREST HEREIN IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”); (ii) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN EXCEPT (A) TO WILLIS ENGINE STRUCTURED TRUST VI (THE “ISSUER”) OR ANY OF ITS AFFILIATES (AS DEFINED IN RULE 501(b) OF REGULATION D), (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (C) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (E) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSONS” HAVE THE

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MEANINGS GIVEN TO THEM BY REGULATION S. THE TRUST INDENTURE (THE “INDENTURE”) DATED AS OF MAY 17, 2021. AMONG THE ISSUER, U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE AND OPERATING BANK, WILLIS LEASE FINANCE CORPORATION, AS ADMINISTRATIVE AGENT AND BANK OF AMERICA, N.A., AS THE INITIAL LIQUIDITY FACILITY PROVIDER CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN IN VIOLATION OF THE FOREGOING RESTRICTIONS.
BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED (OR IN THE CASE OF A DEFINITIVE NOTE WILL BE REQUIRED TO REPRESENT, WARRANT AND AGREE) THAT EITHER: (A) NO ASSETS OF (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A PLAN SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A PLAN, ACCOUNT OR ARRANGEMENT (SUCH AS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN) THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (IV) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, HAVE BEEN USED TO ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN; OR (B) IT IS ACQUIRING A SERIES A NOTE OR SERIES B NOTE AND THE ACQUISITION AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN BY THE HOLDER DO NOT AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW, AS APPLICABLE.
EACH HOLDER AND BENEFICIAL OWNER OF A NOTE, BY THE ACCEPTANCE OF SUCH NOTE OR ACQUISITION OF ANY BENEFICIAL INTEREST THEREIN, COVENANTS AND AGREES, FOR THE BENEFIT OF THE ISSUER, TO THE EXTENT IT IS LEGALLY ABLE TO DO SO, TO PROVIDE TO THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE SUCH PROPERLY COMPLETED AND EXECUTED DOCUMENTATION, INFORMATION OR CERTIFICATION (INCLUDING, BUT NOT LIMITED TO, INTERNAL REVENUE SERVICE FORMS W-8BEN,W-8BEN-E, W-8IMY, W-8ECI, W-8EXP AND W-9 (OR ANY SUCCESSOR FORMS)) AS (1) WOULD REDUCE OR ELIMINATE (I) ANY TAXES PAYABLE BY, OR WITHHELD WITH RESPECT TO AMOUNTS PAYABLE TO, THE ISSUER OR ANY OTHER ISSUER GROUP MEMBER OR

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(II) WITHHOLDING TAXES IMPOSED ON ANY AMOUNT PAYABLE BY THE TRUSTEE OR ANY AMOUNT PAID OR PAYABLE BY THE ISSUER UNDER THE INDENTURE AND/OR (2) MAY BE HELPFUL (AS REASONABLY DETERMINED BY THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE EACH IN ITS SOLE DISCRETION) FOR THE TRUSTEE OR THE ISSUER TO SATISFY ITS OBLIGATIONS RELATING TO FATCA, WITHHOLDING (INCLUDING BACKUP WITHHOLDING) AND INFORMATION REPORTING UNDER THE CODE AND ANY OTHER APPLICABLE LAW.
EACH HOLDER AND BENEFICIAL OWNER OF A NOTE, BY THE ACCEPTANCE OF SUCH NOTE OR ACQUISITION OF ANY BENEFICIAL INTEREST THEREIN, COVENANTS AND AGREES, FOR THE BENEFIT OF THE ISSUER, (I) AT THE TIME OR TIMES PRESCRIBED BY APPLICABLE LAW FOLLOWING A REASONABLE WRITTEN REQUEST BY THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE OR THEIR AGENTS, TO OBTAIN AND PROVIDE THE ADMINISTRATIVE AGENT, THE ISSUER OR THE TRUSTEE, THE FATCA RESPONSIBLE OFFICER OR THEIR AGENTS WITH INFORMATION OR DOCUMENTATION RELATING TO SUCH PERSON, AND TO UPDATE OR CORRECT SUCH INFORMATION OR DOCUMENTATION, AS IS NECESSARY OR HELPFUL (IN THE GOOD FAITH SOLE DETERMINATION OF THE ISSUER, THE TRUSTEE OR THEIR AGENTS AS APPLICABLE) FOR THE ISSUER, ANY OTHER ISSUER GROUP MEMBER AND THE TRUSTEE, OR THEIR AGENTS, TO COMPLY WITH THEIR OBLIGATIONS UNDER FATCA, AND (II) THAT THE ISSUER, ANY OTHER ISSUER GROUP MEMBER, THE TRUSTEE AND/OR THE FATCA RESPONSIBLE OFFICER MAY (1) PROVIDE SUCH INFORMATION AND DOCUMENTATION AND ANY OTHER INFORMATION CONCERNING AN INVESTMENT IN THE NOTES TO THE UNITED STATES INTERNAL REVENUE SERVICE AND ANY OTHER RELEVANT TAXING AUTHORITY AND (2) TAKE SUCH OTHER STEPS AS THEY DEEM NECESSARY OR HELPFUL TO COMPLY WITH THEIR OBLIGATIONS (OR THE OBLIGATIONS OF ANY OTHER ISSUER GROUP MEMBER) UNDER FATCA.
BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE AGREED AND ACKNOWLEDGED THAT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE HOLDERS OF THE SERIES C NOTES AND THE CERTIFICATE HOLDERS WILL HAVE THE RIGHT TO PURCHASE ALL NOTES ISSUED UNDER THE INDENTURE TO WHICH THIS NOTE RELATES, INCLUDING THIS NOTE, IN ACCORDANCE WITH THE TERMS OF SECTION 4.14 OR 4.15, AS APPLICABLE, OF THE INDENTURE TO WHICH THIS NOTE RELATES.

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IF THIS NOTE IS REPRESENTED BY A GLOBAL NOTE, INSERT:
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.
[Insert if not subject to the rules for contingent payment debt ] THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE CODE. FOR INFORMATION REGARDING THE ISSUE DATE, ISSUE PRICE, YIELD TO MATURITY AND AMOUNT OF OID, PLEASE CONTACT WILLIS LEASE FINANCE CORPORATION, 60 EAST SIR FRANCIS DRAKE BOULEVARD, SUITE 209,
LARKSPUR, CA 94939, ATTENTION: GENERAL COUNSEL.
[In lieu of the prior OID legend, insert for any Series of Notes treated as subject to the rules for contingent payment debt for U.S. federal income tax purposes] [THE FOLLOWING INFORMATION IS SUPPLIED SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE IS SUBJECT TO THE RULES FOR DEBT INSTRUMENTS WITH CONTINGENT PAYMENTS UNDER TREASURY REGULATION SECTION 1.1275-4. FOR INFORMATION REGARDING THE ISSUE PRICE, THE ISSUE DATE, THE COMPARABLE YIELD AND THE PROJECTED PAYMENT SCHEDULE FOR THIS NOTE, HOLDERS SHOULD SUBMIT A WRITTEN REQUEST TO THE ISSUER C/O WILLIS LEASE FINANCE CORPORATION, 60 EAST SIR FRANCIS DRAKE BOULEVARD, SUITE 209,
LARKSPUR, CA 94939, ATTENTION: GENERAL COUNSEL.]

THE HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE COVENANTS AND AGREES THAT IT WILL TREAT THIS NOTE AS DEBT FOR U.S. FEDERAL INCOME

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TAX PURPOSES AND WILL NOT TAKE ANY ACTION CONTRARY TO SUCH CHARACTERIZATION, INCLUDING, WITHOUT LIMITATION, FILING ANY TAX RETURNS OR FINANCIAL STATEMENTS INCONSISTENT THEREWITH.
IF THIS NOTE IS REPRESENTED BY A REGULATION S TEMPORARY GLOBAL NOTE, INSERT:
PRIOR TO THE EXPIRATION OF A RESTRICTED PERIOD ENDING ON THE EXPIRATION OF THE 40-DAY “DISTRIBUTION COMPLIANCE PERIOD” (AS DEFINED IN RULE 902(F) OF REGULATION S) OR SUCH LATER DATE AS THE ISSUER MAY NOTIFY TO THE TRUSTEE, THIS NOTE, OR ANY BENEFICIAL INTEREST HEREIN, MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S OR (B) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.
IF THIS NOTE IS REPRESENTED BY A DEFINITIVE NOTE, INSERT:
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND THE OTHER RESTRICTIONS CONTAINED IN THE INDENTURE.

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#4832-3972-6820v5

WILLIS ENGINE STRUCTURED TRUST VI

SERIES B 20___-__ FIXED RATE NOTE
No. ______
CUSIP: ____________
ISIN: ____________
[Common Code: ____________]
$____________
WILLIS ENGINE STRUCTURED TRUST VI, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & Co.]7[____________________]8, or registered assigns, the principal sum [indicated on Schedule A hereto] 9 [of [SPELL AMOUNT] DOLLARS ($_________________),]10(or, if different, the then-Outstanding Principal Balance of this Note) on [DATE] (the “Final Maturity Date”) and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at the rate of [__]% per annum (the “Stated Rate”) from the date hereof until the Outstanding Principal Balance hereof is paid in full, payable on each Payment Date, and if this Series B Note (this “Note”) remains outstanding on [DATE] (the “Expected Final Payment Date”), then from the Expected Final Payment Date until the Outstanding Principal Balance hereof is paid in full, additional interest at the rate of 2.0% per annum, compounded monthly (“Step-Up Interest”) on the Outstanding Principal Balance hereof (in accordance with the Indenture), payable on each Payment Date following the Expected Final Payment Date. Interest on this Note shall accrue from the relevant issuance date and shall be computed for each Interest Accrual Period on the basis of (i) in the case of the first Interest Accrual Period and any incomplete Interest Accrual Period, a 360-day year consisting of twelve 30-day months and (ii) otherwise, a 360-day year and one-twelfth of an annual interest payment on the Outstanding Principal Balance of this Note.
This Note is one of a duly authorized issue of Series B Notes of the Issuer issued under the Trust Indenture dated as of May 17, 2021 (as amended or supplemented from time to time, the “Indenture”), among the Issuer, U.S. Bank National Association, as Operating Bank and as Trustee (the “Trustee”), Willis Lease Finance Corporation, as Administrative Agent (the “Administrative Agent”) and Bank of America, N.A., as Initial Liquidity Facility Provider (the “Initial Liquidity Facility Provider”). The Indenture provides for the issuance of Series B Notes in a single series. All capitalized terms used in this Note and not defined herein shall have
7 Insert for a Global Note.
8 Insert for a Definitive Note, including name of registered Holder.
9 Insert for a Global Note.
10 Insert for a Definitive Note.

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the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of Notes. This Note is subject to all of the terms of the Indenture.
The Outstanding Principal Balance of this Note may be repaid prior to the Final Maturity Date through the application on the Payment Dates of the Available Collections to the principal hereof as provided in Section 3.09 of the Indenture (after making payments entitled to priority under Section 3.09 of the Indenture). In addition, the Issuer may optionally redeem all or part of the Outstanding Principal Balance of this Note, in the case of a redemption in whole, on any Business Day, and in the case of a redemption in part, on any Payment Date, at the applicable Redemption Price (calculated as provided in the Indenture), or, in the case of a Tax Redemption, at the Outstanding Principal Balance hereof plus accrued and unpaid interest hereon. Further, the Issuer may provide for the defeasance of this Note in accordance with Article XI of the Indenture.
Interest, including Step-Up Interest, and premium on this Note that is not paid when due shall bear interest at the rate, and as and to the extent, provided in the Indenture.
The indebtedness evidenced by the Series B Notes is, to the extent and in the manner provided in the Indenture and the Security Trust Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Claims, and this Note is issued subject to the provisions thereof providing for such subordination. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee and the Security Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints each of the Trustee and the Security Trustee its attorney-in-fact for such purpose. All payments or distributions upon or with respect to any Obligations, which include payment of principal, premium and interest on this Note, that are received by the Holder of this Note contrary to the priority of payment provisions of the Indenture or in excess of the amounts to which the Holder of this Note is entitled under Section 3.09 of the Indenture, shall be received for the benefit of the Senior Claimant, shall be segregated from other funds and property held by the Holder of this Note and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims in accordance with the terms of the Indenture.
The maturity of this Note is subject to Acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.
This Note is and will be secured, on a subordinated basis as referred to above, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

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Subject to and in accordance with the terms of the Indenture, there will be distributed with respect to this Note monthly on each Payment Date commencing on [________], to the Holder hereof, such Holder’s pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Series B Notes held by such Holder) of the aggregate amount as may be distributable to all Holders of Series B Notes on such Payment Date pursuant to Section 3.09 of the Indenture.
All amounts payable in respect of this Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof. The final payment with respect to this Note, however, shall be made only upon presentation and surrender of this Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. At such time, if any, as this Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Holder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to the Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, a Holder of one or more Definitive Notes, may have such payments made by wire transfer to an account designated by such Holder at a financial institution in the United States (or other location agreed by the Trustee); provided that Holders of Definitive Notes having an aggregate principal amount of not less than $1,000,000 shall have such payment made by wire transfer to an account designated by such Holder at a financial institution in the United States (or other location agreed by the Trustee). The Trustee or Paying Agent shall provide such notice of the final payment of a Note to the Holder thereof, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment.
The Series B Notes are issuable in a single series only in fully registered form without interest coupons. A Holder may transfer a Global Note by delivery thereof and otherwise complying with the terms of the Indenture. No transfer of a Definitive Note shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register; provided that in no event may any Note be transferred in any transaction that is required to be registered under the Securities Act. When a Definitive Note is presented to the Registrar with a request to register the transfer or to exchange it for Series B Notes of authorized denominations in an aggregate principal amount equal to the exchanged Notes, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Definitive Note is accompanied by a completed transfer notice in the form attached to this Note (if this Note is a Definitive Note) duly executed by the Holder hereof (or by an attorney who is authorized in writing to act on behalf of the Holder)). No service charge shall be made for any registration of transfer or exchange of a Definitive Note, but the party requesting such

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new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.
Prior to the registration of transfer of a Definitive Note, the Issuer and the Trustee may deem and treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.
Article IX of the Indenture permits the amendment, modification or waiver of the Indenture and the Series B Notes, as specified in the Indenture. The Indenture also contains provisions that permit waiver of compliance by the Issuer with certain provisions of the Indenture and certain existing defaults under the Indenture and their consequences. Any such amendments, modifications or waivers of the Indenture in compliance with the Indenture shall be binding upon the Trustee, the Holders and the other parties to the Indenture, whether or not notation of such consent or waiver is made upon this Note.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.
THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this Series B Note to be signed manually or by facsimile by its Responsible Officer.
Date: ________________
WILLIS ENGINE STRUCTURED TRUST VI

By:_______________________________________
Name:
Title: Controlling Trustee

#4832-3972-6820v5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Series B Notes designated by and referred to in the within-mentioned Indenture.
Date: ________________
U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as the Trustee
By:_______________________________________
Name:
Title:

#4832-3972-6820v5

SCHEDULE A11
SCHEDULE OF PRINCIPAL AMOUNT
The initial principal amount of this Note shall be $__________________. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________

11 Include Schedule A in a Global Note.

#4832-3972-6820v5

[FORM OF] TRANSFER NOTICE12
FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto Insert Taxpayer Identification No.___________________________

(Please print or typewrite name and address including zip code of assignee)
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.
The undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred:
[Check One]
☐    to the Issuer or its affiliate (as defined in Rule 501(b) of Regulation D (“Regulation D”) under the United States Securities Act of 1933, as amended (the “Securities Act”)).
☐    to a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act.
☐    in compliance with Regulation S under the Securities Act.
☐    pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
☐    pursuant to another available exemption from registration under the Securities Act and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.12 of the Indenture shall have been satisfied.
Date:___________________    {Signature of Transferor}_____________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face
12 Include Transfer Notice in a Definitive Note.

#4832-3972-6820v5

of the within-mentioned instrument in every particular, without alteration or any change whatsoever.
The undersigned covenants and agrees that it will treat this Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.
[TO BE COMPLETED BY PURCHASER IF THE SECOND BOX ABOVE IS CHECKED:]
The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 (“Rule 144A”) and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:___________________    {Signature of Transferor}_____________________
NOTICE: To be executed by an executive officer.

#4832-3972-6820v5

Exhibit A-3.

FORM OF SERIES C NOTE
NEITHER THIS NOTE, NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER OR BENEFICIAL OWNER OF AN INTEREST HEREIN (i) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND HAS ACQUIRED THIS NOTE OR AN INTEREST HEREIN IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE OR AN INTEREST HEREIN IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”); (ii) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN EXCEPT (A) TO WILLIS ENGINE STRUCTURED TRUST VI (THE “ISSUER”) OR ANY OF ITS AFFILIATES (AS DEFINED IN RULE 501(b) OF REGULATION D), (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (C) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (E) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSONS” HAVE THE

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MEANINGS GIVEN TO THEM BY REGULATION S. THE TRUST INDENTURE (THE “INDENTURE”) DATED AS OF MAY 17, 2021, AMONG THE ISSUER, U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE AND OPERATING BANK, WILLIS LEASE FINANCE CORPORATION, AS ADMINISTRATIVE AGENT AND BANK OF AMERICA, N.A., AS THE INITIAL LIQUIDITY FACILITY PROVIDER CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN IN VIOLATION OF THE FOREGOING RESTRICTIONS.
BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED (OR IN THE CASE OF A DEFINITIVE NOTE WILL BE REQUIRED TO REPRESENT, WARRANT AND AGREE) THAT, OTHER THAN A PURCHASER ON THE CLOSING DATE THAT HAS EXECUTED AN ERISA CERTIFICATE, NO ASSETS OF (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A PLAN SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A PLAN, ACCOUNT OR ARRANGEMENT (SUCH AS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN) THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (IV) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, HAVE BEEN USED TO ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE INDENTURE, THE ISSUER AND EACH HOLDER OF A SERIES C NOTE AGREES (AND EACH PERSON BY VIRTUE OF ACQUIRING A BENEFICIAL INTEREST IN A SERIES C NOTE (OR BY VIRTUE OF AGREEING TO ACT AS AN AGENT, REPRESENTATIVE OR INTERMEDIARY OF OR WITH RESPECT TO THE HOLDER OF SUCH A BENEFICIAL INTEREST) IS DEEMED TO AGREE) THAT HE, SHE OR IT SHALL NOT MAKE ANY ISSUANCE, DELIVERY, SALE, TRANSFER OR OTHER DISPOSITION OF ANY SERIES C NOTE (OR ANY BENEFICIAL INTEREST IN A SERIES C NOTE), AND ANY ISSUANCE, DELIVERY, SALE, TRANSFER OR OTHER DISPOSITION OF A SERIES C NOTE (OR ANY BENEFICIAL INTEREST IN A SERIES C NOTE) WILL NOT BE EFFECTIVE AND WILL BE VOID AB INITIO, IF IT WOULD RESULT IN THE ISSUER BEING CLASSIFIED AS AN ASSOCIATION (OR A PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES. WITHOUT LIMITING THE FOREGOING, EACH HOLDER OF A SERIES C NOTE

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AGREES (AND EACH PERSON BY VIRTUE OF ACQUIRING A BENEFICIAL INTEREST IN A SERIES C NOTE (OR BY VIRTUE OF AGREEING TO ACT AS AN AGENT, REPRESENTATIVE OR INTERMEDIARY OF OR WITH RESPECT TO THE HOLDER OF SUCH A BENEFICIAL INTEREST) IS DEEMED TO AGREE) THAT HE, SHE OR IT SHALL NOT MAKE ANY TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR OTHER DISPOSITION OF ANY SERIES C NOTE (OR BENEFICIAL INTEREST IN A SERIES C NOTE), INCLUDING DERIVATIVELY, AND ANY TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR OTHER DISPOSITION OF A SERIES C NOTE (OR BENEFICIAL INTEREST IN A SERIES C NOTE), INCLUDING DERIVATIVELY, WILL NOT BE EFFECTIVE AND WILL BE VOID AB INITIO, IF SUCH DISPOSITION PURPORTS TO BE A TRADE ON OR THROUGH ANY “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE CODE, INCLUDING AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS. IN ADDITION, NOTWITHSTANDING THE FOREGOING OR ANYTHING ELSE IN THE INDENTURE TO THE CONTRARY, THE ISSUER AND EACH HOLDER OF A SERIES C NOTE AGREES (AND EACH PERSON BY VIRTUE OF ACQUIRING A BENEFICIAL INTEREST IN A SERIES C NOTE (OR BY VIRTUE OF AGREEING TO ACT AS AN AGENT, REPRESENTATIVE OR INTERMEDIARY OF OR WITH RESPECT TO THE HOLDER OF SUCH A BENEFICIAL INTEREST) IS DEEMED TO AGREE) THAT HE, SHE OR IT SHALL NOT MAKE ANY ISSUANCE OR TRANSFER OF A SERIES C NOTE (OR ANY BENEFICIAL INTEREST THEREIN), INCLUDING DERIVATIVELY, AND ANY ISSUANCE OR TRANSFER OF A SERIES C NOTE (OR ANY BENEFICIAL INTEREST THEREIN), WILL NOT BE EFFECTIVE AND WILL BE VOID AB INITIO, IF IMMEDIATELY FOLLOWING SUCH ISSUANCE OR TRANSFER, MORE THAN 85 PERSONS IN THE AGGREGATE WOULD HOLD THE SERIES C NOTES (OR BENEFICIAL INTERESTS THEREIN). BY ITS ACQUISITION OF A SERIES C NOTE, EACH HOLDER OF A SERIES C NOTE (EACH A “RELEVANT HOLDER”) REPRESENTS AND WARRANTS (AND BY ITS ACQUISITION OF ANY BENEFICIAL INTEREST IN A SERIES C NOTE, THE HOLDER OF SUCH BENEFICIAL INTEREST (AN “INTEREST HOLDER”) IS DEEMED TO REPRESENT AND WARRANT) TO THE ISSUER THAT, TO THE EXTENT SUCH RELEVANT HOLDER (OR INTEREST HOLDER) IS A PARTNERSHIP, A LIMITED LIABILITY COMPANY OR OTHER ENTITY OR ARRANGEMENT TREATED AS A PARTNERSHIP, A GRANTOR TRUST OR AN “S” CORPORATION, IN EACH CASE FOR U.S. FEDERAL INCOME TAX PURPOSES, (EACH, A “FLOW-THROUGH ENTITY”), (A) NO PERSON OWNS, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE FLOW-THROUGH ENTITIES, AN INTEREST IN SUCH RELEVANT HOLDER (OR INTEREST HOLDER) SUCH THAT SUBSTANTIALLY ALL (WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.7704-1(H)(3)) OF THE VALUE OF SUCH PERSON’S INTEREST IN SUCH

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RELEVANT HOLDER (OR INTEREST HOLDER) IS ATTRIBUTABLE TO SUCH RELEVANT HOLDER’S (OR INTEREST HOLDER’S) INVESTMENT IN C NOTES OR OTHER INTERESTS IN THE ISSUER TREATED AS EQUITY FOR U.S. FEDERAL INCOME TAX PURPOSES (OR BENEFICIAL INTERESTS THEREIN) OR (B) IF SUCH A PERSON DOES OWN SUCH AN INTEREST, IT IS NOT A PRINCIPAL PURPOSE OF THE USE OF A TIERED ARRANGEMENT AMONG SUCH PERSON, SUCH RELEVANT HOLDER (OR INTEREST HOLDER), AND THE ISSUER TO PERMIT THE ISSUER TO SATISFY THE 100-PARTNER LIMITATION IN TREASURY REGULATION SECTION 1.7704(H)(1)(II).
EACH HOLDER OF A SERIES C NOTE AND ANY OWNER OF A BENEFICIAL INTEREST IN SUCH SERIES C NOTE (EXCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY INITIAL PURCHASER ACTING IN ITS CAPACITY AS SUCH) REPRESENTS AND AGREES (OR IS DEEMED TO REPRESENT AND AGREE) THAT NEITHER SUCH HOLDER (OR OWNER) NOR ANY OF ITS EXPANDED AFFILIATES (OR, IF IT IS A DISREGARDED ENTITY, THE EXPANDED AFFILIATES OF THE CORPORATION OF WHICH IT IS A BRANCH) OWNS OR WILL THEREAFTER (FOR SO LONG AS SUCH SERIES C NOTE IS OWNED BY THE HOLDER (OR A BENEFICIAL INTEREST THEREIN IS OWNED BY SUCH OWNER) OWN ANY NOTES OF A SERIES SENIOR TO SUCH SERIES C NOTE (“SENIOR NOTES”), UNLESS SUCH HOLDER (OR OWNER) HAS (1) RECEIVED A PRIOR EXPRESS WRITTEN WAIVER OF THIS REQUIREMENT FROM THE ISSUER OR ITS AGENTS OR (2) OBTAINED AND PROVIDED TO THE ISSUER AN OPINION OF U.S. TAX COUNSEL TO THE EFFECT THAT, UNDER THEN-EXISTING LAW, SUCH ACQUISITION AND OWNERSHIP OF SENIOR NOTES SHOULD NOT (ASSUMING SOLELY FOR THIS PURPOSE THAT THE SERIES C NOTES ARE TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS EQUITY) CAUSE SECTION 385 OF THE CODE, AND ANY PROPOSED, TEMPORARY, OR FINAL REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY PROMULGATED THEREUNDER, TO APPLY TO SUCH NOTES SO AS TO CAUSE ANY SUCH SENIOR NOTES TO BE RECLASSIFIED AS EQUITY FOR U.S. FEDERAL INCOME TAX PURPOSES.BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE AGREED AND ACKNOWLEDGED THAT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE CERTIFICATE HOLDERS WILL HAVE THE RIGHT TO PURCHASE ALL SERIES C NOTES ISSUED UNDER THE INDENTURE TO WHICH THIS NOTE RELATES, INCLUDING THIS NOTE, IN ACCORDANCE WITH THE TERMS OF SECTION 4.15 OF THE INDENTURE TO WHICH THIS NOTE RELATES.
IF THIS NOTE IS REPRESENTED BY A GLOBAL NOTE, INSERT:

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UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.
[Insert if not subject to the rules for contingent payment debt ] THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE CODE. FOR INFORMATION REGARDING THE ISSUE DATE, ISSUE PRICE, YIELD TO MATURITY AND AMOUNT OF OID, PLEASE CONTACT WILLIS LEASE FINANCE CORPORATION, 60 EAST SIR FRANCIS DRAKE BOULEVARD, SUITE 209,
LARKSPUR, CA 94939, ATTENTION: GENERAL COUNSEL.
[In lieu of the prior OID legend, insert for any Series of Notes treated as subject to the rules for contingent payment debt for U.S. federal income tax purposes] [THE FOLLOWING INFORMATION IS SUPPLIED SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE IS SUBJECT TO THE RULES FOR DEBT INSTRUMENTS WITH CONTINGENT PAYMENTS UNDER TREASURY REGULATION SECTION 1.1275-4. FOR INFORMATION REGARDING THE ISSUE PRICE, THE ISSUE DATE, THE COMPARABLE YIELD AND THE PROJECTED PAYMENT SCHEDULE FOR THIS NOTE, HOLDERS SHOULD SUBMIT A WRITTEN REQUEST TO THE ISSUER C/O WILLIS LEASE FINANCE CORPORATION, 60 EAST SIR FRANCIS DRAKE BOULEVARD, SUITE 209,
LARKSPUR, CA 94939, ATTENTION: GENERAL COUNSEL.]

THE HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE COVENANTS AND AGREES THAT IT WILL TREAT THIS NOTE AS DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES AND WILL NOT TAKE ANY ACTION CONTRARY TO SUCH

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CHARACTERIZATION, INCLUDING, WITHOUT LIMITATION, FILING ANY TAX RETURNS OR FINANCIAL STATEMENTS INCONSISTENT THEREWITH.
IF THIS NOTE IS REPRESENTED BY A REGULATION S TEMPORARY GLOBAL NOTE, INSERT:
PRIOR TO THE EXPIRATION OF A RESTRICTED PERIOD ENDING ON THE EXPIRATION OF THE 40-DAY “DISTRIBUTION COMPLIANCE PERIOD” (AS DEFINED IN RULE 902(F) OF REGULATION S) OR SUCH LATER DATE AS THE ISSUER MAY NOTIFY TO THE TRUSTEE, THIS NOTE, OR ANY BENEFICIAL INTEREST HEREIN, MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S OR (B) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A AND, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.
IF THIS NOTE IS REPRESENTED BY A DEFINITIVE NOTE, INSERT:
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND THE OTHER RESTRICTIONS CONTAINED IN THE INDENTURE.

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WILLIS ENGINE STRUCTURED TRUST VI
SERIES C 20___-__ FIXED RATE NOTE
No. ______
CUSIP: ___________
ISIN: ___________
[Common Code: ___________]
$____________
WILLIS ENGINE STRUCTURED TRUST VI, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & Co.]13[____________________]14, or registered assigns, the principal sum [indicated on Schedule A hereto]15 [of [SPELL AMOUNT] DOLLARS ($_________________),]16 (or, if different, the then-Outstanding Principal Balance of this Note) on [DATE] (the “Final Maturity Date”) and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at the rate of [___]% per annum (the “Stated Rate”) from the date hereof until the Outstanding Principal Balance hereof is paid in full, payable on each Payment Date, and if this Series C Note (this “Note”) remains outstanding on [DATE] (the “Expected Final Payment Date”), then from the Expected Final Payment Date until the Outstanding Principal Balance hereof is paid in full, additional interest at the rate of 2.0% per annum, compounded monthly (“Step-Up Interest”) on the Outstanding Principal Balance hereof (in accordance with the Indenture), payable on each Payment Date following the Expected Final Payment Date. Interest on this Note shall accrue from the relevant issuance date and shall be computed for each Interest Accrual Period on the basis of (i) in the case of the first Interest Accrual Period and any incomplete Interest Accrual Period, a 360-day year consisting of twelve 30-day months and (ii) otherwise, a 360-day year and one-twelfth of an annual interest payment on the Outstanding Principal Balance of this Note.
This Note is one of a duly authorized issue of Series C Notes of the Issuer issued under the Trust Indenture dated as of May 17, 2021 (as amended or supplemented from time to time, the “Indenture”), among the Issuer, U.S. Bank National Association, as Operating Bank and as Trustee (the “Trustee”), Willis Lease Finance Corporation, as Administrative Agent (the “Administrative Agent”) and Bank of America, N.A., as Initial Liquidity Facility Provider (the “Initial Liquidity Facility Provider”). The Indenture provides for the issuance of Series C Notes in a single series. All capitalized terms used in this Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the
13 Insert for a Global Note.
14 Insert for a Definitive Note, including name of registered Holder.
15 Insert for a Global Note.
16 Insert for a Definitive Note.

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Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of Notes. This Note is subject to all of the terms of the Indenture.
The Outstanding Principal Balance of this Note may be repaid prior to the Final Maturity Date through the application on the Payment Dates of the Available Collections to the principal hereof as provided in Section 3.09 of the Indenture (after making payments entitled to priority under Section 3.09 of the Indenture). In addition, the Issuer may optionally redeem all or part of the Outstanding Principal Balance of this Note, in the case of a redemption in whole, on any Business Day, and in the case of a redemption in part, on any Payment Date, at the applicable Redemption Price (calculated as provided in the Indenture), or, in the case of a Tax Redemption, at the Outstanding Principal Balance hereof plus accrued and unpaid interest hereon. Further, the Issuer may provide for the defeasance of this Note in accordance with Article XI of the Indenture.
Interest, including Step-Up Interest, and premium on this Note that is not paid when due shall bear interest at the rate, and as and to the extent, provided in the Indenture.
The indebtedness evidenced by the Series C Notes is, to the extent and in the manner provided in the Indenture and the Security Trust Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Claims, and this Note is issued subject to the provisions thereof providing for such subordination. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee and the Security Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints each of the Trustee and the Security Trustee its attorney-in-fact for such purpose. All payments or distributions upon or with respect to any Obligations, which include payment of principal, premium and interest on this Note, that are received by the Holder of this Note contrary to the priority of payment provisions of the Indenture or in excess of the amounts to which the Holder of this Note is entitled under Section 3.09 of the Indenture, shall be received for the benefit of the Senior Claimant, shall be segregated from other funds and property held by the Holder of this Note and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims in accordance with the terms of the Indenture.
The maturity of this Note is subject to Acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.
This Note is and will be secured, on a subordinated basis as referred to above, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

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Subject to and in accordance with the terms of the Indenture, there will be distributed with respect to this Note monthly on each Payment Date commencing on [________], to the Holder hereof, such Holder’s pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Series C Notes held by such Holder) of the aggregate amount as may be distributable to all Holders of Series C Notes on such Payment Date pursuant to Section 3.09 of the Indenture.
All amounts payable in respect of this Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof. The final payment with respect to this Note, however, shall be made only upon presentation and surrender of this Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. At such time, if any, as this Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Holder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to the Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, a Holder of one or more Definitive Notes, may have such payments made by wire transfer to an account designated by such Holder at a financial institution in the United States (or other location agreed by the Trustee); provided that Holders of Definitive Notes having an aggregate principal amount of not less than $1,000,000 shall have such payment made by wire transfer to an account designated by such Holder at a financial institution in the United States (or other location agreed by the Trustee). The Trustee or Paying Agent shall provide such notice of the final payment of a Note to the Holder thereof, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment.
The Series C Notes are issuable in a single series only in fully registered form without interest coupons. A Holder may transfer a Global Note by delivery thereof and otherwise complying with the terms of the Indenture. No transfer of a Definitive Note shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register; provided that in no event may any Note be transferred in any transaction that is required to be registered under the Securities Act. When a Definitive Note is presented to the Registrar with a request to register the transfer or to exchange it for Series C Notes of authorized denominations in an aggregate principal amount equal to the exchanged Notes, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Definitive Note is accompanied by a completed transfer notice in the form attached to this Note (if this Note is a Definitive Note) duly executed by the Holder hereof (or by an attorney who is authorized in writing to act on behalf of the Holder)). No service charge shall be made for any registration of transfer or exchange of a Definitive Note, but the party requesting such

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new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.
Prior to the registration of transfer of a Definitive Note, the Issuer and the Trustee may deem and treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.
Article IX of the Indenture permits the amendment, modification or waiver of the Indenture and the Series C Notes, as specified in the Indenture. The Indenture also contains provisions that permit waiver of compliance by the Issuer with certain provisions of the Indenture and certain existing defaults under the Indenture and their consequences. Any such amendments, modifications or waivers of the Indenture in compliance with the Indenture shall be binding upon the Trustee, the Holders and the other parties to the Indenture, whether or not notation of such consent or waiver is made upon this Note.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.
THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this Series C Note to be signed manually or by facsimile by its Responsible Officer.
Date: ________________
WILLIS ENGINE STRUCTURED TRUST VI

By:_______________________________________
Name:
Title: Controlling Trustee

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Series C Notes designated by and referred to in the within-mentioned Indenture.
Date: ________________
U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as the Trustee
By:_______________________________________
Name:
Title:

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SCHEDULE A17
SCHEDULE OF PRINCIPAL AMOUNT
The initial principal amount of this Note shall be $__________________. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________
_____________	_____________	_____________	_____________	_____________

17 Include Schedule A in a Global Note.

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[FORM OF] TRANSFER NOTICE18
FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto Insert Taxpayer Identification No.___________________________

(Please print or typewrite name and address including zip code of assignee)
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.
The undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred:
[Check One]
☐    to the Issuer or its affiliate (as defined in Rule 501(b) of Regulation D (“Regulation D”) under the United States Securities Act of 1933, as amended (the “Securities Act”)).
☐    to a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act.
☐    in compliance with Regulation S under the Securities Act.
☐    pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
☐    pursuant to another available exemption from registration under the Securities Act and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.12 of the Indenture shall have been satisfied.
Date:___________________    {Signature of Transferor}_____________________
NOTICE: The signature to this assignment must
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correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.
The undersigned covenants and agrees that it will treat this Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.
[TO BE COMPLETED BY PURCHASER IF THE SECOND BOX ABOVE IS CHECKED:]
The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 (“Rule 144A”) and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:___________________    {Signature of Transferor}_____________________
NOTICE: To be executed by an executive officer.

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Exhibit B.

CONCENTRATION LIMITS

	Category	Concentration Limit(3)
Asset type	[*]	[*]
	[*]	[*]
	[*]	[*]

Supported	[*]	[*]
aircraft type	[*]	[*]
	[*]	[*]

Lessee(1)	[*]	[*]
	[*]	[*]
	[*]	[*]

Region(2)	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]

(1)    Investment grade rated refers to a rating of “BBB” (or the equivalent) or better by Standard & Poor’s, Fitch or Moody’s Investors Service (or applicable affiliate).

(2)    The designation of regions is set out below.

(3) This percentage is obtained by dividing (A) the sum of the aggregate Adjusted Base Values of all Portfolio Assets leased or to be leased to Lessees habitually based or domiciled in the applicable country or category by (B) the Adjusted Portfolio Value of all Assets then owned by the Issuer Group Members. For purposes of calculating such percentage, prior to the Delivery Expiry Date, an Asset to be delivered pursuant to the Asset Purchase Agreement shall be deemed to be an Asset from the Initial Closing Date.

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Region	Country
North America	Canada and U.S.
Latin America/Caribbean	Argentina, Bahamas, Barbados, Bermuda, Brazil, Cayman Islands, Chile, Colombia, Costa Rica, El Salvador, Guatemala, Jamaica, Mexico, Panama, Peru and Trinidad & Tobago
Western Europe	European Union (excluding Bulgaria, Hungary and Poland), Iceland, Norway, Switzerland and the United Kingdom
Eastern Europe Africa / Middle East
Bulgaria, Hungary, Kazakhstan, Moldova, Poland, Russia, Turkey and Ukraine

Algeria, Bahrain, Egypt, Ethiopia, Israel, Jordan, Kenya, Kuwait, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, Senegal, South Africa, Tunisia and United Arab Emirates

Asia / Pacific	Australia, Cambodia, China, Guam, Hong Kong, India, Indonesia, Japan, Macau, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam
Undesignated	All other countries
Emerging

Algeria, Argentina, Bahamas, Bahrain, Bangladesh, Barbados, Bermuda, Brazil, Bulgaria, Burma, Cayman Islands, Chile, China, Colombia, Costa Rica, Egypt, El Salvador, Ethiopia, Guam, Guatemala, India, Indonesia, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Macau, Malaysia, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Peru, Philippines, Qatar, Russia, Saudi Arabia, Senegal, South Africa, Sri Lanka, Taiwan, Thailand, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates, Venezuela and Vietnam

Prohibited
Any jurisdiction that, determined at the date of execution of a Lease (including any renewal or extension) or the commitment to lease (including any commitment to renew or extend a lease), is the subject of any sanctions administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control, unless such Lease (including any renewal or extension) or commitment to lease (including any commitment to renew or extend a lease), is permitted pursuant to a general or specific license, exemption, exception or waiver issued by the U.S. Department of Treasury’s Office of Foreign Assets Control.

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Exhibit C.

INSURANCE PROVISIONS

Asset Type	Model	Liability Insurance Amount*
Engines	•[*]	[*]
	•[*]	[*]
	•[*]	[*]
Airframes	•[*]	[*]
	•[*]	[*]

* The applicable amount for each Engine operated on an aircraft that is, or Airframe that is, a non-passenger (cargo) aircraft is 75% of the amount set forth above.

During periods while an Asset is off-lease or not being operated in commercial revenue service, the limit described above will not be applicable, but the applicable limit will be the amount substantially consistent with the customary practices of leading international aircraft or aircraft engine (as applicable) operating lessors (which so long as the Servicer is Willis Lease, shall be deemed to be the customary practice of Willis Lease) regarding similar aircraft or Aircraft Engines, as applicable, owned or managed by it or its Affiliates.

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EXHIBIT D-1

FORM OF SERIES B PURCHASE OPTION NOTICE
[DATE]
From:    __________________
    (the “Series B Holder”)

To:    U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE (the “Trustee”)
Global Corporate Trust
190 South LaSalle Street
Chicago, IL 60603
Attention: N. Xeros (West VI Administrator)
Email: Nicholas.Xeros@usbank.com
Re:    Purchase of the Series A Notes
The Series B Holder hereby gives irrevocable notice that the Series B Holder has elected, pursuant to Section 4.13 of the Trust Indenture dated as of May 17, 2021 (as amended or supplemented from time to time, the “Indenture”), among Willis Engine Structured Trust VI, as the Issuer, Willis Lease Finance Corporation, as Administrative Agent, U.S. Bank National Association, as Trustee and as Operating Bank and Bank of America, N.A., as Initial Liquidity Facility Provider, to purchase all, but not less than all, of the Series A Notes.
The purchase will occur on or before [__________], at which time the Series B Holder shall pay to the Trustee an amount equal to the Outstanding Principal Balance of the Series A Notes and all accrued and unpaid interest and premium, if any, thereon and all other amounts due to the Holders of the Series A Notes. Upon such payment, the Holders of the Series A Notes shall transfer their Series A Notes to the Series B Holder, in accordance with Section 4.13 of the Indenture.
Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
Very truly yours,
[Name of Series B Holder]
By:

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EXHIBIT D-2

FORM OF SERIES C PURCHASE OPTION NOTICE
[DATE]
From:    __________________
    (the “Series C Holder”)

To:    U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE (the “Trustee”)
Global Corporate Trust
190 South LaSalle Street
Chicago, IL 60603
Attention: N. Xeros (West VI Administrator)
Email: Nicholas.Xeros@usbank.com
Re:    Purchase of the Series A Notes and the Series B Notes
The Series C Holder hereby gives irrevocable notice that the Series C Holder has elected, pursuant to Section 4.14 of the Trust Indenture dated as of May 17, 2021 (as amended or supplemented from time to time, the “Indenture”), among Willis Engine Structured Trust VI, as the Issuer, Willis Lease Finance Corporation, as Administrative Agent, U.S. Bank National Association, as Trustee and as Operating Bank and Bank of America, N.A., as Initial Liquidity Facility Provider, to purchase all, but not less than all, of the Series A Notes and the Series B Notes.
The purchase will occur on or before [__________], at which time the Series C Holder shall pay to the Trustee an amount equal to the Outstanding Principal Balance of the Series A Notes and the Series B Notes and all accrued and unpaid interest and premium, if any, thereon and all other amounts due to the Holders of the Series A Notes and the Series B Notes. Upon such payment, the Holders of the Series A Notes the Series B Notes shall transfer their Series A Notes and Series B Notes to the Series C Holder, in accordance with Section 4.14 of the Indenture.
Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
Very truly yours,
[Name of Series C Holder]
By:

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EXHIBIT D-3
FORM OF CERTIFICATE HOLDER PURCHASE OPTION NOTICE
[DATE]
From:    __________________
    (the “Certificate Holder”)

To:    U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE (the “Trustee”)
Global Corporate Trust
190 South LaSalle Street
Chicago, IL 60603
Attention: N. Xeros (West VI Administrator)
Email: Nicholas.Xeros@usbank.com
Re:    Purchase of the Notes
The Certificate Holder hereby gives irrevocable notice that the Certificate Holder has elected, pursuant to Section 4.15 of the Trust Indenture dated as of May 17, 2021 (as amended or supplemented from time to time, the “Indenture”), among Willis Engine Structured Trust VI, as the Issuer, Willis Lease Finance Corporation, as Administrative Agent, U.S. Bank National Association, as Trustee and as Operating Bank and Bank of America, N.A., as Initial Liquidity Facility Provider, to purchase all, but not less than all, of the Notes.
The purchase will occur on or before [__________], at which time the Certificate Holder shall pay to the Trustee an amount equal to the Outstanding Principal Balance of the Notes and all accrued and unpaid interest and premium, if any, thereon and all other amounts due to the Holders. Upon such payment, the Holders shall transfer their Notes to the Certificate Holder, in accordance with Section 4.15 of the Indenture.
Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
Very truly yours,
[Name of Certificate Holder]
By:
Authorized Signature

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EXHIBIT E-1

FORM OF MONTHLY REPORT TO EACH HOLDER

Willis Engine Structured Trust VI
Monthly Report
All amounts in US dollars unless otherwise stated, all Section references are to the Trust Indenture dated May 17, 2021

Current Payment Date:
Current Calculation Date:
Current Record Date:
Last Payment Date:
Last Calculation Date:
Calculation Period:	from the last Calculation Date to the current Calculation Date

1. Account Balances and Earnings on Current Calculation Date:

	Balance on Last Calculation Date	Withdrawals during Calculation Period	Deposits during Calculation Period	Investment earnings during Calculation Period	Balance on Current Calculation Date	Account #
Collections Account
Expense Account
Asset Purchase Account
Asset Replacement Account
Qualified Escrow Account
Security Deposit Account
Maintenance Reserve Account
Liquidity Facility Reserve Account
Initial Liquidity Payment Account

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Lessee Funded Account
Lessor Account(s)
Unowned Asset Reserve Account
Series C Reserve Account

2. Initial Liquidity Facility Activity:

Available Amount
Description of drawings or withdrawals for Payment Date

3. Expense Account Activity:

Last Calculation Date Balance
Last Payment Date deposit
Aggregate withdrawals during Calculation Period
Investment earnings during Calculation Period
Current Calculation Date Balance

4. Maintenance Reserve Account Activity:

Maintenance Reserve Account Sizing

Maintenance Minimum Amount: [see definition]
Payment Date	Projected Maintenance Costs	Percentage	Amount
01/15/00		[*]
02/15/00		[*]
03/15/00		[*]
04/15/00		[*]
05/15/00		[*]
06/15/00		[*]
07/15/00		[*]
08/15/00		[*]
09/15/00		[*]
10/15/00		[*]
11/15/00		[*]
12/15/00		[*]
Maintenance Required Amount

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Last Calculation Date Balance
Last Payment Date transfer to Collections Account
Last Payment Date deposit from Available Collections
Investment earnings transferred to Collections Account Last Payment Date
Aggregate withdrawals during Calculation Period (other than above)
Investment earnings during Collection Period
Current Calculation Date Balance

5. Security Deposit Account Activity:

Security Deposit Account Sizing

Minimum Security Deposit Amount: $[*]
Payment Date	Remaining Security Deposits of Leases expected to expire	Percentage	Amount
01/15/00		[*]
02/15/00		[*]
03/15/00		[*]
04/15/00		[*]
Target Security Deposit Amount
Description of any transfers pursuant to Section 3.08(d)

Security Deposit Account

Last Calculation Date Balance
Last Payment Date transfer to Collections Account
Last Payment Date deposit from Available Collections
Investment earnings transferred to Collections Account Last Payment Date
Aggregate withdrawals during Calculation Period (other than above)
Investment earnings during Collection Period
Current Calculation Date Balance

6. Collections Account Activity:

Last Calculation Date Balance
Aggregate Collections during Calculation Period
Aggregate withdrawals during Calculation Period
Investment earnings during Calculation Period
Current Calculation Date Balance
Relevant net transfers to/from other Accounts after Calculation Date for Payment Date
Net transfers to/from Expense Account
Net transfers to/from Asset Purchase Account
Net transfers to/from Asset Replacement Account
Net transfers to/from Qualified Escrow Account

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Net transfers to/from Security Deposit Account
Net transfers to/from Maintenance Reserve Account
Net transfers to/from Lessee Funded Account
Net transfers to/from Liquidity Facility Reserve Account
Net transfers to/from Initial Liquidity Payment Account
Net transfers to/from Lessor Accounts
Net transfers to/from Liquidity Facility Reserve Account
Available Collections

Collections Test Breach:

Asset subject to Disposition or end of lease payments were received	Yes/No (if No, following two questions are N/A)
If no above:
Collections Test Rent Payments received to (ii) contracted Collections Test Rent Payments (expressed as percentage)%
Collections Test Breach (if no to first question, and above exceeds 75.0%)	Yes/No

7. Excess Proceeds Series Payments:
Pro Rata Percentage

	Series A	Series B	Series C
Outstanding Principal Balance
Adjusted Portfolio Value
Pro Rata Percentage
Maintenance Ratio Trigger Event

(i) Outstanding Principal Balance of Series A Notes and Series B Notes after payments on Current Payment Date
(ii) Adjusted Portfolio Value as of Current Calculation Date
(i) divided by (ii) (expressed as percentage)%
Maintenance Trigger Event (above exceeds 85.0%)	Yes/No (if No, following two questions are N/A)
Only if Yes above: Is ratio of Aggregate Maintenance Adjusted Base Value to Aggregate Half-Life Base Value less than 0.9	Yes/No (Ratio = __)
Only if Yes above: Aggregate Maintenance Ratio Amount = (Aggregate Half-Life Base Value x 0.9) - Aggregate Maintenance Adjusted Base Value
Maintenance Ratio Amount (N/A if “No” to either question above)

MSN	Designated Percentage	Aggregate Maintenance Ratio Amount	Maintenance Ratio Amount

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Series A

MSN	Asset Type	Total Excess Proceeds collected during Calculation Period	Excess Proceeds Series Payment on Last Payment Date	Excess Proceeds Applied Amount on Last Payment Date	105% of Pro Rata Percentage	Excess Proceeds Series Payment for Current Payment Date	Excess Proceeds Applied Amount for Current Payment Date

Series B

MSN	Asset Type	Total Excess Proceeds collected during Calculation Period	Excess Proceeds Series Payment on Last Payment Date	Excess Proceeds Applied Amount on Last Payment Date	105% of Pro Rata Percentage	Excess Proceeds Series Payment

Series C

MSN	Asset Type	Total Excess Proceeds collected during Calculation Period	Excess Proceeds Series Payment on Last Payment Date	Excess Proceeds Applied Amount on Last Payment Date	105% of Pro Rata Percentage	Excess Proceeds Series Payment

8. DSCR:

DSCR Available Cash
DSCR Aggregate Interest Amount
DSCR Scheduled Principal Amount
DSCR

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9. Scheduled Principal Payment Amount:

	Series A	Series B	Series C
Notional Outstanding Principal Balance
Scheduled Series Percentage
Aggregate Allocable Notional Series Amount of each Asset on Current Calculation Date
Scheduled Target Principal Balance
Scheduled Principal Payment Amount
10. Pre-EOD Priority of Payments (Section 3.09(a)):

(i) Required Expense Amount to Expense Account
(ii) (A) Interest Amount to Series A
(B) Senior Hedge Payments
(iii) Interest Amount to Series B
(iv) first, Credit Facility Advance Obligations that are interest second (A) Liquidity Facility Reserve Account top-up
(B) other Credit Facility Advance Obligations and top-of other Eligible Credit Facilities to Required Amount
(v) if no Rapid Amortization Event, Scheduled Principal Payment Amount to Series A
(vi) if no Rapid Amortization Event, first, Collections Test Breach Amount to Series A second, Scheduled Principal Payment Amount to Series B
(vii) Additional Security Deposit Reserve Amount
(viii) Additional Maintenance Reserve Amount (if no Rapid Amortization Event, up to 85% of remaining Available Collections)
(ix) if no Rapid Amortization Event, first, Excess Proceeds Series Payments to Series A second, Excess Proceeds Series Payments to Series B
(x) if Unowned Assets Trigger Event, Additional Unowned Assets Reserve Amount to the Unowned Assets Reserve Account
(xi) if no Rapid Amortization Event, but DSCR Cash Trap Event, then to the DSCR Cash Trap Account
(xii) if Rapid Amortization Event, first, Scheduled Principal Payment Amount of the Series A Notes for such Payment Date

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second, Outstanding Principal Balance to Series A
(xiii) if Rapid Amortization Event, first, Scheduled Principal Payment Amount of the Series B Notes for such Payment Date second, Outstanding Principal Balance to Series B
(xiv) Interest Amount to Series C
(xv) Scheduled Principal Payment Amount of the Series C Notes for such Payment Date
(xvi) Excess Proceeds Series Payments to Series C
(xvii) Additional Series C Reserve Amount
(xviii) after Expected Final Payment Date, Step-Up Interest Amount to Series A
(xix) after Expected Final Payment Date, Step-Up Interest Amount to Series B
(xx) after Expected Final Payment Date, Step-Up Interest Amount to Series C
(xxi) Subordinated Rent Based Fees
(xxii) pro rata (A) Subordinated Hedge Payments
and (B) Subordinated Expenses
(xxiii) first, Outstanding Disposition Premium to Series A
second, Outstanding Disposition Premium to Series B
third, Outstanding Disposition Premium to Series C
(xxiv) Asset Disposition Accrual Deposit
(xxv) accrual for Discretionary Asset Modifications
(xxvi) remaining amounts to Issuer
11. Application to Shortfall Amounts:

	Applied from Initial Liquidity Payment Account or Liquidity Facility Reserve Account	Applied from Security Deposit Account (Section 3.08(d))	Applied from Series C Reserve Account
Required Expense Amount			--
Interest Amount to Series A			--
Senior Hedge Payments			--
Interest Amount to Series B			--
Credit Facility Advance Obligations	--		--
Scheduled Principal Payment Amount to Series A	--		--
Scheduled Principal Payment Amount to Series B	--		--
Interest Amount to Series C
Scheduled Principal Payment Amount to Series C
Excess Proceeds Series Payment to Series C

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Unowned Assets: [remove section after 9th Payment Date]

Unowned Assets
If any Unowned Asset, 3-month anniversary of the Initial Closing Date has occurred:	Y/N (if no, remainder are N/A)
Unowned Assets Reserve Target Amount = Aggregate interest allocable to Unowned Assets projected through ninth Payment Date after Initial Closing Date	$
12. Payments on Notes:

Interest and Premium

	Series A	Series B	Series C
Applicable Interest Rate	3.104%	5.438%	7.385%
Opening Outstanding Principal Balance
Interest Amount
Disposition Premium
Step-Up Interest Amount

Principal

	Series A	Series B	Series C
Opening Outstanding Principal Balance
Scheduled Principal Payment Amount
Excess Proceeds Applied Amount
Rapid Amortization Event principal payments
Closing Outstanding Principal Balance

Payments per $1,000 initial Outstanding Principal Balance of Notes

	Series A	Series B	Series C
Opening Outstanding Principal Balance
Total principal payments
Closing Outstanding Principal Balance
Total interest and premium payments

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13. Dispositions:

Net Sale Proceeds for Subject Dispositions

MSN	Asset Type	Gross Sale Proceeds	Amounts netted	Asset Disposition Accrual Amounts	Excess Proceeds during Calculation Period	Net Sale Proceeds

Total Proceeds

Disposition Paydown Amount

MSN	Series A –Allocable Series Amount	Series A –Excess Proceeds Applied Amounts from Initial Closing Date to immediately preceding Payment Date	Series A – Disposition Paydown Amount	Series B –Allocable Series Amount	Series B –Excess Proceeds Applied Amounts from Initial Closing Date to immediately preceding Payment Date	Series B – Disposition Paydown Amount

MSN	Series C –Allocable Series Amount	Series C –Excess Proceeds Applied Amounts from Initial Closing Date to immediately preceding Payment Date	Series C – Disposition Paydown Amount

Dispositions during Calculation Period intended for Replacement Exchange

MSN	Amount deposited in Asset Replacement Account

Disposition Fee:

Last Payment Date unpaid Disposition Fee
Current Payment Date Disposition Fee

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14. Portfolio as of Calculation Date:

MSN	Asset Type	Asset Status (i.e. Engine or Airframe)	Lessee	Adjusted Base Value	Designated Percentage

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Exhibit A-2.

ANNUAL REPORT TO EACH HOLDER
With respect to the Notes, the Annual Report shall include a statement setting forth the sum of all interest (including Interest Amount and Step-Up Interest Amount) paid in respect of each Series of Notes for the most recent calendar year ended prior to the year in which the Annual Report is furnished, or, in the event a Person was a Holder of any Notes during only a portion of such calendar year, for the applicable portion of such calendar year.
In addition, the following information shall be provided in the Annual Report:
(i)    audited financial statements of the Issuer for such calendar year;
(ii)    updated information regarding the Assets, the then current leases and then current lessees in the Portfolio (including Replacement Assets), by manufacturer, model and type of Asset and the countries, regions and markets in which the lessees of such Assets are based and, in the case of each Airframe, the jurisdiction in which it is registered;
(iii)    a statement of the Assets off-lease due to any repossession during such most recent calendar year;
(iv)    a comparison of actual against expected principal payments on each Series of Notes during such most recent calendar year; and
(v)    a comparison of the Issuer’s performance to the Annual Budget and a statement setting forth an analysis of Collections Account activity, each for such most recent calendar year.

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Exhibit F.

FORM OF CERTIFICATE OF TRANSFER
_______________, _______
U.S. BANK NATIONAL ASSOCIATION
Global Corporate Trust
190 South LaSalle Street
Chicago, IL 60603
Attention: N. Xeros (West VI Administrator)
Email: Nicholas.Xeros@usbank.com

WILLIS ENGINE STRUCTURED TRUST VI
c/o Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890
Attention: Corporate Trust Administrator
Re: WILLIS ENGINE STRUCTURED TRUST VI (the “Issuer”)
Ladies and Gentlemen:
Reference is hereby made to the Trust Indenture, dated as of May 17, 2021 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) among the Issuer, U.S. BANK NATIONAL ASSOCIATION, as Operating Bank and as Trustee, WILLIS LEASE FINANCE CORPORATION, as Administrative Agent and BANK OF AMERICA, N.A., as Initial Liquidity Facility Provider. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
______________________ (the “Transferor”) owns and proposes to transfer Beneficial Interests corresponding to U.S. $_______________ principal amount of Series [A/B/C] Notes of the Issuer, to ____________________ (the “Transferee”). Pursuant to Section 2.12(c) of the Indenture, and in connection with such transfer (the “Transfer”), the Transferor hereby certifies that:
[CHECK ALL THAT APPLY]
1.    ☐ Check if Transferee will take delivery of a Beneficial Interest corresponding to a Rule 144A Global Note pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A, and, accordingly, the Transferor hereby further certifies that the Beneficial Interest is being transferred to a Person that the Transferor reasonably believes is purchasing the Beneficial Interest for its own account, or for one or more accounts with respect

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to which such Person exercises sole investment discretion, and such Person and each such account is a QIB in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States or the securities laws of any other relevant jurisdiction. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred Beneficial Interest will be subject to the restrictions on transfer enumerated in the legend printed on the Rule 144A Global Note and in the Indenture and the Securities Act.
2.    ☐ Check if Transferee will take delivery of a Beneficial Interest corresponding to a Regulation S Global Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with [Rule 903 or] Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of [Rule 903(b) or] Rule 904(b) under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, until the expiration of the Restricted Period, the transferred Beneficial Interest will be subject to the restrictions on transfer enumerated in the legend printed on the Regulation S Global Note and in the Indenture and the Securities Act.
Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.
Very truly yours,
By:
Authorized Signature

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Exhibit G.

CORE LEASE PROVISIONS
1.The lease includes or requires representations and warranties or a legal opinion or other comfort acceptable to the lessor as to the due execution of the lease by the Lessee and the validity of the Lessee’s obligations thereunder, due authorization of such lease and procurement of relevant licenses and permits in connection therewith.
2.The Lessee is obligated to comply with maintenance, return, alteration and replacement conditions typically found in financings and leases for aircraft engines (or aircraft, if applicable) and as necessary to maintain such Assets serviceability status pursuant to applicable governmental rules.
3.The Lessee is obligated to provide liability insurance, aircraft hull insurance covering all risks, ground and flight, coverage for damage/loss of the Asset, and war risk insurance (including the risk of confiscation and requisition by any government), and the Security Trustee is named as additional insured in respect of liability insurances and a loss payee/contract party in respect of hull insurances. The Issuer shall use commercially reasonable efforts to cause Lessees to include the Trustee as named additional insured in connection with liability insurance.
4.The lease requires that such Asset be kept and operated in locations covered by the requisite insurance and must not be flown or transported to any airport or country in violation of United States laws.
5.Any fixed price purchase option must be in compliance with Section 5.02(p).
6.The lease must be triple net and non-cancellable and contain a customary “hell or high water” clause under which the lessee is unconditionally obligated to make all lease payments without any right of setoff for liabilities of the Issuer or any Issuer Subsidiary due to the Lessee.
7.The lease must contain limitations on the ability of the Lessee to sublease such Asset or otherwise surrender possession of such Asset to other parties consistent with the requirements of this Indenture.
8.The lease shall not contain any provisions inconsistent with the obligations of the Issuer under this Indenture.

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9.In the case of a lease to a Lessee that is a manufacturer, a maintenance, repair and overhaul facility or any other Person that is not an operator of aircraft that is approved by a Trustee Resolution, the requirements of paragraphs 1 through 8 of these Core Lease Provisions may be satisfied by a sublease from such a Lessee.
10.To the extent applicable in light of the Perfection Standards (as defined in the Security Trust Agreement) and consistent with customary practices of leading international aircraft or aircraft engine (as applicable) operating lessors (which so long as the Servicer is Willis Lease, shall be deemed to be the customary practice of Willis Lease), provisions relating to the registration of any “international interest” and the assignment by the lessor of “associated rights” under the lease.

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Exhibit H.

FORM OF COMPLIANCE CERTIFICATE
WILLIS ENGINE STRUCTURED TRUST VI
This certificate is delivered pursuant to Section 6.10(b) of the Trust Indenture, dated as of May 17, 2021 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), among WILLIS ENGINE STRUCTURED TRUST VI, (the “Issuer”), U.S. BANK NATIONAL ASSOCIATION, as Operating Bank and as Trustee, WILLIS LEASE FINANCE CORPORATION, as Administrative Agent and BANK OF AMERICA, N.A., as Initial Liquidity Facility Provider. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Indenture.
1.    The undersigned Signatory Trustee of the Issuer hereby certifies and warrants, to his or her knowledge (and without personal liability), that from ___________, 20____ to _____________, 20___ ( the “Reporting Period”):
(a)    No Event of Default exists with respect to interest on the Senior Series, unless noted below;
[List any Event of Default with respect to interest on the Senior Series]
(b)    [Insert number] Assets have been sold or otherwise disposed of since the Initial Closing Date and each of such sales or other dispositions complied with Section 5.02(p) of the Indenture;
(c)    The Issuer has not entered into any transactions with Affiliates (other than any Issuer Group Member), except as noted below, and each of such transactions, if any, complied with Section 5.02(h) of the Indenture;
[List any transactions with Affiliates]
(d)    The Issuer in compliance with all Concentration Limits required under Section 5.02(t) of the Indenture, unless noted below;
[List any incidents of non-compliance]
(e)    No events of bankruptcy or insolvency described in Section 4.01(e) or (f) of the Indenture exist or are threatened with respect to any Issuer Subsidiaries, unless noted below;

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[List any incidents of bankruptcy or insolvency]
(f)    No other Events of Default exist under the Indenture, other than as noted herein or below.
[List any additional Event of Default under the Indenture not listed elsewhere in the certificate]

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IN WITNESS WHEREOF, the undersigned has caused this Compliance Certificate to be delivered this ___ day of _______________, 20____.
WILLIS ENGINE STRUCTURED TRUST VI
By:_______________________________________
Name:
Title:

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